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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

1st CENTURY BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(1)	Amount Previously Paid:
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1st Century Bancshares, Inc.
1875 Century Park East, Suite 1400
Los Angeles, California 90067

May 18, 2016

Dear Stockholder,

        We cordially invite you to attend a special meeting of stockholders of 1st Century Bancshares, Inc., a Delaware corporation, which we refer to as 1st Century, to be held on June 20, 2016, at 5:00 p.m., local time, at 1875 Century Park East, Suite 100, Los Angeles, California 90067, which we refer to as the special meeting.

        On March 10, 2016, 1st Century entered into a merger agreement with Midland Financial Co., an Oklahoma corporation, which we refer to as Midland, and MC 2016 Corp., a Delaware corporation and a wholly-owned subsidiary of Midland, which we refer to as Merger Sub. The merger agreement provides for the acquisition by Midland of 1st Century through the merger of Merger Sub with and into 1st Century, which we refer to as the merger, with 1st Century as the surviving corporation. Simultaneously with the merger, 1st Century Bank, National Association, a national banking association and a wholly-owned subsidiary of 1st Century, which we refer to as 1st Century Bank, will merge with and into MidFirst Bank, a federal savings association and a wholly-owned subsidiary of Midland, which we refer to as MidFirst, with MidFirst as the surviving bank. The foregoing transaction is referred to as the bank merger. Immediately after the two simultaneous mergers described above, 1st Century (as the surviving corporation in the merger) will merge with and into Midland, which we refer to as the subsequent merger, with Midland surviving.

        At the special meeting you will be asked to consider and vote upon a proposal to adopt the merger agreement, as such agreement may be amended from time to time, which we refer to as the merger agreement.

        If the merger is completed, your shares of our common stock, par value $0.01 per share, each of which we refer to as a 1st Century share, that are outstanding immediately prior to the effective time of the merger will be converted into the right to receive $11.22 in cash, without interest, less any applicable withholding or transfer taxes, which we refer to as the per share merger consideration, unless you have validly made and not effectively withdrawn a demand for appraisal rights. The per share merger consideration represents an approximately 36.3% premium over 1st Century's closing share price on March 10, 2016, the last trading day before the transaction was announced, and an approximately 37.4% premium over 1st Century's volume-weighted average trading price for the 30-day trading period ending March 10, 2016.

        In addition, if you own any 1st Century shares that are subject to vesting, repurchase, transfer or other lapse restrictions pursuant to any of 1st Century's benefit plans that are outstanding immediately prior to the effective time of the merger, which we refer to as 1st Century restricted shares, such 1st Century restricted shares will vest in full and become free of such restrictions and any repurchase right will lapse as of the effective time of the merger, and, at the effective time of the merger, each such 1st Century restricted share will be converted into the right to receive the per share merger consideration.

        The board of directors of 1st Century has, upon the favorable recommendation of a special transaction committee of the board of directors, which we refer to as the special transaction committee, unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement are fair to, and in the best interest of, 1st Century and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, and (iii) resolved that the merger agreement be submitted for consideration and adoption by the stockholders of 1st Century entitled to vote thereon and recommended that the 1st Century stockholders adopt the merger agreement. 1st Century's board of directors made its determination upon the recommendation of the special transaction committee and after consultation with its legal and financial advisors and consideration of a number of factors.

        Approval of the proposal to adopt the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares entitled to vote on the proposal. The approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting. The approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting.

        The board of directors of 1st Century unanimously recommends that you vote "FOR" approval of the proposal to adopt the merger agreement, "FOR" approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and "FOR" approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

        Your vote is very important. Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the envelope provided, or submit your proxy by telephone or the Internet. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. The failure to submit a proxy or to vote will have the same effect as a vote "AGAINST" approval of the proposal to adopt the merger agreement. If a quorum is present at the special meeting and no additional matter is brought before the special meeting on which brokers have discretionary voting authority, the failure to submit a proxy or to vote will not have an effect on the vote on the (i) approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and (ii) approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

        If your 1st Century shares are held in "street name" by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your 1st Century shares at the special meeting without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your 1st Century shares in accordance with the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your 1st Century shares "FOR" approval of the proposal to adopt the merger agreement will have the same effect as voting "AGAINST" approval of the proposal to adopt the merger agreement. If a quorum is present at the special meeting and no additional matter is brought before the special meeting on which brokers have discretionary voting authority, the failure to instruct your bank, brokerage firm or other nominee to vote your 1st Century shares "FOR" (i) approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and (ii) approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement will not have an effect on these proposals.

        1st Century shares held in the 1st Century Bank 401(k) Plan, which we refer to as the 1st Century 401(k) plan, are held of record and are voted by the trustee of the 1st Century 401(k) plan at the direction of 1st Century 401(k) plan participants. Participants in the 1st Century 401(k) plan will be provided with a proxy card and voting instructions with these proxy materials. If you participate in the 1st Century 401(k) plan, you may give voting instructions as to the number of full and fractional 1st Century shares allocable to your account as of the record date for determining the stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. You may provide voting instructions to the trustee under the 1st Century 401(k) plan by completing and returning the proxy card accompanying this proxy statement, or submitting your proxy by telephone or the Internet. The trustee will vote your 1st Century shares in accordance with your completed proxy card if it is received by June 15, 2016. If you do not send instructions by this deadline or submit a proxy by following the instructions set forth herein, or if you return your proxy card with an unclear voting designation or no voting designation at all, the trustee will vote the number of full and fractional 1st Century shares allocable to your account in the same proportion that it votes 1st Century shares for which it did receive timely instructions, unless contrary to the Employee Retirement Income Security Act of 1974, as amended.

        1st Century shares held in the 1st Century 401(k) plan may NOT be voted in person at the special meeting as the trustee of the 1st Century 401(k) plan votes the applicable 1st Century shares two business days prior to the special meeting, after receiving voting instructions from the plan participants.

        The accompanying proxy statement provides you with detailed information about the special meeting, the merger agreement, the merger, the bank merger and the subsequent merger. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the entire proxy statement and its annexes, including the merger agreement, carefully. You may also obtain additional information about 1st Century from documents we have filed with the Securities and Exchange Commission.

        If you have any questions or need assistance voting your 1st Century shares, please contact Georgeson LLC, our proxy solicitor, by calling toll-free at (866) 695-6078, or by e-mailing 1stcentury@georgeson.com.

        The board of directors of 1st Century, upon the favorable recommendation of the special transaction committee of the board of directors, which we refer to as the special transaction committee, has unanimously approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement and unanimously recommends that you vote "FOR" the adoption of the merger agreement, "FOR" approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and "FOR" approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

        Thank you in advance for your cooperation and continued support.

Sincerely,

Jason P. DiNapoli President & Chief Operating Officer

The proxy statement is dated May 18, 2016, and is first being mailed to 1st Century stockholders on or about May 20, 2016.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1ST CENTURY BANCSHARES, INC.
1875 CENTURY PARK EAST, SUITE 1400
LOS ANGELES, CALIFORNIA 90067

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on June 20, 2016

To the Stockholders of 1st Century Bancshares, Inc.:

        Notice is hereby given that a special meeting, which we refer to as the special meeting, of the stockholders of 1st Century Bancshares, Inc., a Delaware corporation, which we refer to as 1st Century, will be held at 5:00 p.m., local time, on June 20, 2016, at 1875 Century Park East, Suite 100, Los Angeles, California 90067, for the following purposes:

  1.
  To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 10, 2016, by and among 1st Century, Midland Financial Co., an Oklahoma corporation, which we refer to as Midland, and MC 2016 Corp., a Delaware corporation and a wholly-owned subsidiary of Midland, which we refer to as Merger Sub, as such agreement may be amended from time to time, which we refer to as the merger agreement. The merger agreement provides for the acquisition by Midland of 1st Century through the merger of Merger Sub with and into 1st Century, which we refer to as the merger, with 1st Century as the surviving corporation. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement and is incorporated therein by reference.

  2.
  To consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger.

  3.
  To consider and vote on a proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

        The merger agreement, the merger and the other transactions contemplated by the merger agreement are described more fully in the attached proxy statement and the annexes thereto, and we urge you to read the proxy statement and its annexes carefully and in their entirety.

        The board of directors of 1st Century, upon the favorable recommendation of the special transaction committee of the board of directors, which we refer to as the special transaction committee, has unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement are fair to, and in the best interest of, 1st Century and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, and (iii) resolved that the merger agreement be submitted for consideration and adoption by the stockholders of 1st Century entitled to vote thereon and recommended that the 1st Century stockholders adopt the merger agreement. 1st Century's board of directors made its determination upon the recommendation of the special transaction committee and after consultation with its legal and financial advisors and consideration of a number of factors.

        Approval of the proposal to adopt the merger agreement requires the affirmative vote of holders of a majority of the outstanding shares of our common stock, par value $0.01 per share, each of which we refer to as a 1st Century share, entitled to vote on the proposal. The approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting. The approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting.

        The board of directors of 1st Century unanimously recommends that you vote "FOR" approval of the proposal to adopt the merger agreement, "FOR" approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and "FOR" approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

        Your vote is very important, regardless of the number of 1st Century shares you own. The merger cannot be completed unless the proposal to adopt the merger agreement is approved by the affirmative vote of holders of a majority of the outstanding 1st Century shares entitled to vote on the proposal. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or the Internet prior to the special meeting to ensure that your 1st Century shares will be represented at the special meeting if you are unable to attend. If you fail to cause your 1st Century shares to be present and voted at the special meeting either by failing to attend the special meeting and voting thereat or failing to return your proxy card or submit your proxy by phone or the Internet, it will have the same effect as a vote "AGAINST" approval of the proposal to adopt the merger agreement.

        1st Century shares held in the 1st Century Bank 401(k) Plan, which we refer to as the 1st Century 401(k) plan, are held of record and are voted by the trustee of the 1st Century 401(k) plan at the direction of 1st Century 401(k) plan participants. Participants in the 1st Century 401(k) plan will be provided with a proxy card and voting instructions with these proxy materials. If you participate in the 1st Century 401(k) plan, you may give voting instructions as to the number of full and fractional 1st Century shares allocable to your account as of the record date for determining the stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. You may provide voting instructions to the trustee under the 1st Century 401(k) plan by completing and returning the proxy card accompanying this proxy statement, or submitting your proxy by telephone or the Internet. The trustee will vote your 1st Century shares in accordance with your completed proxy card if it is received by June 15, 2016. If you do not send instructions by this deadline or submit a proxy by following the instructions set forth herein, or if you return your proxy card with an unclear voting designation or no voting designation at all, the trustee will vote the number of full and fractional 1st Century shares allocable to your account in the same proportion that it votes 1st Century shares for which it did receive timely instructions, unless contrary to the Employee Retirement Income Security Act of 1974, as amended.

        1st Century shares held in the 1st Century 401(k) plan may NOT be voted in person at the special meeting as the trustee of the 1st Century 401(k) plan votes the applicable 1st Century shares two business days prior to the special meeting, after receiving voting instructions from the plan participants.

        The board of directors of 1st Century has fixed the close of business on May 17, 2016 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at (in person or by proxy), the special meeting and at any adjournment or postponement thereof. You will be entitled to one vote for each 1st Century share that you owned on the record date. A complete list of our stockholders of record entitled to vote at the special meeting will be available for inspection at our principal place of business for a period of at least ten days prior to the date of the special meeting during ordinary business hours of 1st Century for any purpose germane to the special meeting. The list of our stockholders of record will also be available during the special meeting at the place of the special meeting for inspection by any stockholder present at the special meeting for any purpose germane to the special meeting.

        Only stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and our guests may attend the special meeting. To gain admittance, please bring the admission ticket with you to the special meeting. If your 1st Century shares are held through a bank, brokerage firm or other nominee, please send proof of your ownership to the Corporate Secretary at 1875 Century Park East, Suite 1400, Los Angeles, California 90067, and 1st Century will send you an admission ticket. Alternatively, please bring to the special meeting proof of your beneficial ownership of 1st Century shares. Acceptable proof could include an account statement showing that you owned 1st Century shares on the record date, May 17, 2016. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder. Please note that cameras, recording devices and other electronic devices will not be permitted at the special meeting.

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED.

By Order of the Board of Directors,

Jessica R. Graham Corporate Secretary EVP, General Counsel

Los Angeles, California
Dated: May 18, 2016

i

Annex A	Agreement and Plan of Merger, dated as of March 10, 2016, among 1st Century Bancshares, Inc., Midland Financial Co. and MC 2016 Corp.
Annex B	Voting Agreement, dated as of March 10, 2016, between Midland Financial Co. and certain stockholders of 1st Century Bancshares, Inc.
Annex C	Section 262 of the General Corporation Law of the State of Delaware
Annex D	Opinion of Sandler O'Neill & Partners, L.P., dated as of March 10, 2016

ii

        This proxy statement and a proxy card are first being mailed on or about May 20, 2016, to stockholders who owned outstanding shares of common stock, par value $0.01 per share, of 1st Century Bancshares, Inc., which we refer to as 1st Century shares, as of the close of business on May 17, 2016, the record date for determining stockholders entitled to notice of and to vote at the special meeting.

SUMMARY

        The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents incorporated by reference or otherwise referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in "Where You Can Find More Information".

Parties to the Merger (Page 25)

        1st Century Bancshares, Inc., a Delaware corporation, which we refer to as 1st Century, is a bank holding company with one subsidiary, 1st Century Bank, National Association, which we refer to as 1st Century Bank. 1st Century Bank commenced operations on March 1, 2004 in the State of California operating under the laws of a national association regulated by the Office of the Comptroller of the Currency, which we refer to as the OCC. 1st Century Bank is a commercial bank that focuses on family and closely held middle market businesses, professional service firms, real estate professionals and investors, the legal, accounting and medical professions, and small and medium-sized businesses and individuals principally in Los Angeles County. 1st Century Bank provides a wide range of banking services to meet the financial needs of the local residential community, with an orientation primarily directed toward owners and employees of 1st Century Bank's business client base. Upon completion of the subsequent merger (as defined below), 1st Century, as the surviving corporation of the merger (as defined below), will cease to exist as a separate entity.

        Midland Financial Co., an Oklahoma corporation, which we refer to as Midland, is a savings and loan holding company and the holding company for MidFirst Bank, a privately held federal savings association, which we refer to as MidFirst. Headquartered in Oklahoma City, MidFirst serves more than 600,000 customers as of December 31, 2015.

        MidFirst has more than 50 banking centers in Oklahoma, 24 banking centers in Arizona and three banking centers in Denver. Additionally, it has commercial lending offices in Atlanta, Dallas, Houston, New York and Southern California.

        MC 2016 Corp., a Delaware corporation and wholly-owned subsidiary of Midland, which we refer to as Merger Sub, was formed by Midland for the purpose of entering into the Agreement and Plan of Merger among 1st Century, Midland and Merger Sub, as such agreement may be amended from time to time, which we refer to as the merger agreement, and completing the transactions contemplated by the merger agreement. Upon completion of the merger of Merger Sub with and into 1st Century, which we refer to as the merger, with 1st Century being the surviving corporation, which we refer to as the surviving corporation, Merger Sub will cease to exist as a separate entity.

The Special Meeting (Page 27)

  Date, Time and Place of the Special Meeting (Page 27)

        The special meeting of the holders of 1st Century shares to vote upon, in addition to the other matters described in this proxy statement, the proposal to adopt the merger agreement, which we refer to as the special meeting, will be held on June 20, 2016, at 5:00 p.m., local time, at 1875 Century Park East, Suite 100, Los Angeles, California 90067.

        At the special meeting, holders of 1st Century shares will be asked to approve the proposal to adopt the merger agreement, to approve the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and to approve the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

  Record Date and Quorum (Page 27)

        You are entitled to receive notice of, and to vote at, the special meeting if you owned 1st Century shares at the close of business on May 17, 2016, which 1st Century has set as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and which we refer to as the record date. You will be entitled to one vote for each 1st Century share that you owned on the record date. As of the record date, there were 10,336,884 1st Century shares outstanding and entitled to vote at the special meeting, held by 273 holders of record. Holders of a majority of all 1st Century shares issued and outstanding and entitled to vote upon a question to be considered at the special meeting, present in person or represented by proxy, constitute a quorum for the purposes of the special meeting. Abstentions (as described in "Questions and Answers about the Special Meeting and the Merger") are counted as present for the purpose of determining whether a quorum is present. Because, under applicable rules, brokers, banks and other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of 1st Century shares held in "street name" does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting if no other proposals are brought before the special meeting.

  Vote Required (Page 28)

        Approval of the proposal to adopt the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares entitled to vote on the proposal.

        The proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger, as described in "Advisory Vote on Merger-Related Compensation for 1st Century's Named Executive Officers", requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting. 1st Century is providing stockholders with the opportunity to approve, on a non-binding, advisory basis, such merger-related executive compensation in accordance with Section 14A of the Securities Exchange Act of 1934 (as amended), which we refer to as the Exchange Act.

        The proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting.

        As of May 17, 2016, the record date, the directors and executive officers of 1st Century beneficially owned and were entitled to vote, in the aggregate, 2,342,004 1st Century shares, representing approximately 22.66% of the outstanding 1st Century shares. As a condition and inducement to the willingness of Midland to enter into the merger agreement, concurrently with the execution and delivery of the merger agreement, Midland entered into a voting agreement, which we refer to as the voting agreement, with certain directors and executive officers of 1st Century, who collectively own approximately 21.42% of the outstanding 1st Century shares as of the record date, in their capacity as stockholders of 1st Century. We currently expect that each of our directors and executive officers will vote their 1st Century shares in favor of each of the proposals to be presented at the special meeting.

  Abstentions and Broker Non-votes

        At the special meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement, the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies.

        If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted "FOR" the proposal to adopt the merger agreement, the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies.

        "Broker non-votes" are shares held in "street name" by brokers, banks and other nominees that are present or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under applicable rules, brokers, banks and other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of 1st Century shares held in "street name" does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting. As the vote to approve the proposal to adopt the merger agreement is based on the total number of 1st Century shares outstanding at the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority, then broker non-votes will be counted for purposes of determining a quorum and any broker non-votes will have the same effect as a vote "AGAINST" the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies.

  Proxies and Revocation (Page 31)

        Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person by appearing at the special meeting. If your 1st Century shares are held in "street name" through a bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your 1st Century shares using the instructions provided by your bank, brokerage firm or other nominee. If you fail to submit a proxy or to vote in person at the special meeting, or do not provide your bank, brokerage firm or other nominee with instructions, as applicable, your 1st Century shares will not be voted on the proposal to adopt the merger agreement, which will have the same effect as a vote "AGAINST" approval of the proposal to adopt the merger agreement. If you fail to submit a proxy or attend the special meeting in person, or if you fail to provide instructions to your broker in respect of the proposal to approve the merger-related executive compensation or the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement and no additional matter is brought before the special meeting on which brokers have discretionary voting authority, the 1st Century shares held by you or your broker will not be counted in respect of, and will not have an effect on, the proposal to approve the merger-related executive compensation or the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement, as applicable. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority and you fail to provide instructions to your broker in respect of the proposal to approve the merger-related executive compensation or the proposal to adjourn the special meeting, such broker non-votes will have the same effect as a vote "AGAINST" such proposals.

        You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a later dated proxy through any of the methods available to you, by giving written notice of revocation to 1st Century's Corporate Secretary, which must be filed with the Corporate Secretary by 5:00 p.m. on the business day immediately prior to the date of the special meeting, or by attending the special meeting and voting in person. Attending the special meeting alone, without voting at the special meeting, will not be sufficient to revoke your proxy. Written notice of revocation should be mailed to: 1st Century Bancshares, Inc., Attention: Corporate Secretary, 1875 Century Park East, Suite 1400, Los Angeles, California 90067.

  Shares Held in the 1st Century Bank 401(k) Plan (Page 32)

        1st Century shares held in the 1st Century Bank 401(k) Plan, which we refer to as the 1st Century 401(k) plan, are held of record and are voted by the trustee of the 1st Century 401(k) plan at the direction of 1st Century 401(k) plan participants. Participants in the 1st Century 401(k) plan will be provided with a proxy card and voting instructions with these proxy materials. If you participate in the 1st Century 401(k) plan, you may give voting instructions as to the number of full and fractional 1st Century shares allocable to your account as of the record date for determining the stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. You may provide voting instructions to the trustee under the 1st Century 401(k) plan by completing and returning the proxy card accompanying this proxy statement, or submitting your proxy by telephone or the Internet. The trustee will vote your 1st Century shares in accordance with your completed proxy card if it is received by June 15, 2016. If you do not send instructions by this deadline or submit a proxy by following the instructions set forth herein, or if you return your proxy card with an unclear voting designation or no voting designation at all, the trustee will vote the number of full and fractional 1st Century shares allocable to your account in the same proportion that it votes 1st Century shares for which it did receive timely instructions, unless contrary to the Employee Retirement Income Security Act of 1974, as amended.

        1st Century shares held in the 1st Century 401(k) plan may NOT be voted in person at the special meeting as the trustee of the 1st Century 401(k) plan votes the applicable 1st Century shares two business days prior to the special meeting, after receiving voting instructions from the plan participants.

The Merger (Page 34)

        The merger agreement provides that, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into 1st Century, with 1st Century surviving the merger as a wholly-owned subsidiary of Midland. Simultaneously with the merger, 1st Century Bank will merge with and into MidFirst, which we refer to as the bank merger, with MidFirst surviving. Immediately after the merger and bank merger described above, 1st Century (as the surviving corporation in the merger) will merge with and into Midland, which we refer to as the subsequent merger, with Midland surviving.

  Merger Consideration (Page 34)

        Each 1st Century share that is issued and outstanding immediately prior to the effective time of the merger, which we refer to as the effective time, other than excluded shares and dissenting shares (as defined below) will be converted into the right to receive an amount in cash equal to $11.22, without interest, less any applicable withholding or transfer taxes, which we refer to as the per share merger consideration.

        1st Century shares owned by Midland, 1st Century (other than any shares held in connection with the 1st Century 401(k) plan) or any direct or indirect wholly-owned subsidiary of Midland or 1st Century, in each case not held in respect of a debt previously contracted, are referred to as excluded shares, and 1st Century shares that are owned by stockholders who have validly made and not effectively withdrawn a demand for appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware, which we refer to as the DGCL, are referred to as dissenting shares.

  Reasons for the Merger; Recommendation of the Board of Directors (Page 46)

        After careful consideration of various factors described in "The Merger—Reasons for the Merger; Recommendation of the Board of Directors", the board of directors of 1st Century, which we refer to as the 1st Century board, upon the favorable recommendation of the special transaction committee of the board of directors, which we refer to as the special transaction committee, has unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement are fair to, and in the best interest of, 1st Century and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, and (iii) resolved that the merger agreement be submitted for consideration and adoption by the stockholders of 1st Century entitled to vote thereon and recommended that the 1st Century stockholders adopt the merger agreement. 1st Century's board of directors made its determination upon the recommendation of the special transaction committee and after consultation with its legal and financial advisors and consideration of a number of factors.

        In considering the recommendation of the 1st Century board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, yours. The 1st Century board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be adopted by 1st Century's stockholders. See "The Merger—Interests of Certain Persons in the Merger".

        The 1st Century board unanimously recommends that you vote "FOR" approval of the proposal to adopt the merger agreement, "FOR" approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger, and "FOR" approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

Opinion of Sandler O'Neill & Partners, L.P. (Page 49)

        By letter dated January 26, 2016, 1st Century retained Sandler O'Neill & Partners, L.P., which we refer to as Sandler, to act as financial advisor to the 1st Century board in connection with 1st Century's consideration of a possible business combination. Sandler is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. The 1st Century board selected Sandler on the basis of the firm's reputation and its experience and expertise in the industry.

        Sandler acted as financial advisor in connection with the merger and participated in certain of the negotiations leading to the execution of the merger agreement. At the March 10, 2016 meeting of the 1st Century board at which the 1st Century board considered and discussed the terms of the merger agreement and the merger, Sandler delivered to the 1st Century board its oral opinion, which was subsequently confirmed in writing, to the effect that, as of such date, the per share merger consideration was fair to the holders of 1st Century shares from a financial point of view. The full text of Sandler's opinion is attached as Annex D to this proxy statement. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler in rendering its opinion. The description of the opinion set forth in "Opinion of Sandler O'Neill & Partners, L.P." is qualified in its entirety by reference to the full text of the opinion. Holders of 1st Century shares are urged to read the entire opinion carefully in connection with their consideration of the merger.

Financing of the Merger (Page 58)

        The obligations of Midland and Merger Sub to complete the merger are not contingent upon the receipt of any financing. Midland has informed 1st Century that it expects that funds needed by Midland in connection with the merger will be derived from Midland or MidFirst's (i) cash on hand, (ii) borrowings from existing credit facilities, or (iii) any combination of the foregoing.

Interests of Certain Persons in the Merger (Page 59)

        The interests of 1st Century's directors and executive officers in the merger that are different from, or in addition to, those of the 1st Century stockholders generally are described below. The special transaction committee was aware of and considered these interests, among other matters, in making its recommendation to the 1st Century board. In addition, the 1st Century board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be adopted by its stockholders. These interests include (i) the accelerated vesting and payment of 1st Century restricted shares (as defined in "—The Merger Agreement"); (ii) certain severance and other separation benefits that may be payable upon termination of employment following the consummation of the merger, pursuant to new employment arrangements which certain executive officers have entered into with Midland in connection with the merger; and (iii) entitlement to continued indemnification, expense advancement and insurance coverage under the merger agreement.

Material U.S. Federal Income Tax Consequences of the Merger (Page 64)

        The exchange of 1st Century shares for cash pursuant to the merger generally will be a taxable transaction to U.S. holders (as defined in "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") for U.S. federal income tax purposes. Stockholders who are U.S. holders and who exchange their 1st Century shares in the merger will generally recognize gain or loss in an amount equal to the difference, if any, between the cash payments made pursuant to the merger and their adjusted tax basis in their 1st Century shares. Backup withholding may also apply to the cash payments made pursuant to the merger unless the holder or other payee provides a taxpayer identification number, certifies that such number is correct and otherwise complies with the backup withholding rules. You should read "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" for a definition of "U.S. holder" and a more detailed discussion of the U.S. federal income tax consequences of the merger. You should also consult your tax advisor for a complete analysis of the effect of the merger on your federal, state and local and/or foreign taxes.

Regulatory Approvals (Page 66)

        To complete the merger, the parties must make filings with and obtain authorizations, approvals or consents from certain regulatory authorities. Under the terms of the merger agreement, the merger cannot be completed until approvals from the Board of Governors of the Federal Reserve System, which we refer to as the Federal Reserve, and the OCC are received and any statutory waiting periods in respect thereof have expired, without the imposition of a burdensome condition (as defined in "The Merger Agreement—Efforts; Consents of Governmental Entities; Third Party Consents") on Midland or any of its affiliates or shareholders. The parties have agreed to cooperate and use their respective reasonable best efforts to prepare or cause to be prepared all documentation, to make or cause to be made all filings and to obtain or cause to be obtained all permits, consents, approvals and authorizations of all third parties and governmental entities necessary to consummate the transactions contemplated by the merger agreement, including the regulatory consents required from the Federal Reserve and the OCC, referred to as the requisite regulatory consents. Midland must use its reasonable best efforts to resolve objections, if any, which may be asserted with respect to the merger, the subsequent merger or the bank merger under any applicable law or order, and avoid the entry of, or to have vacated, lifted, reversed or overturned any order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the closing of the merger, which we refer to as the closing; provided that in no event will Midland or any of its affiliates or shareholders be required to accept a burdensome condition.

        The regulatory approvals to which completion of the merger and bank merger are subject are described in more detail in "The Merger—Regulatory Approvals".

Litigation Related to the Merger (Page 68)

        On May 3, 2016, a putative stockholder class action lawsuit, captioned Dean Drulias v. 1st Century Bancshares, Inc. et. al, Case No. 16CV294673, was filed in the Superior Court of the State of California in and for the County of Santa Clara in connection with the merger, which we refer to as the "Drulias Action". The Drulias Action alleges, among other things, that the members of the 1st Century board breached their fiduciary duties by causing 1st Century to agree to the merger based on the individual interests of such directors as opposed to the best interests of 1st Century's stockholders. The Drulias Action also alleges that 1st Century and the 1st Century board failed to disclose material information in the preliminary proxy statement filed with the Securities and Exchange Commission in connection with the merger. The plaintiff in this action seeks, among other things, declaratory and injunctive relief, compensatory and/or rescissory damages, interest, attorney's fees, expert fees and other costs, and other relief. At this stage, it is not possible to predict the outcome of the proceedings or their impact on 1st Century or the merger.

The Merger Agreement (Page 69)

  Merger Consideration; Treatment of 1st Century Restricted Shares (Page 70)

  •
  1st Century Shares.  In the merger, each 1st Century share outstanding immediately prior to the effective time (other than excluded shares and dissenting shares) will be converted into the right to receive the per share merger consideration, without interest and less any applicable withholding or transfer taxes.

  •
  1st Century Restricted Shares.  Each 1st Century share subject to vesting, repurchase, transfer or other lapse restrictions pursuant to any of 1st Century' or 1st Century Bank's employee benefit plans, which plans we refer to as the 1st Century benefit plans and which shares we refer to as 1st Century restricted shares, that is held by a 1st Century employee or a 1st Century non-employee director and is outstanding immediately prior to the effective time will vest in full and become free of such restrictions and any repurchase right will lapse, as of the effective time and, at the effective time, each such 1st Century restricted share will be converted into the right to receive the same merger consideration with respect to each such 1st Century restricted share as is payable in respect of other 1st Century shares generally.

  No Solicitation or Negotiation of Takeover Proposals (Page 82)

        The merger agreement provides that 1st Century may not, and will cause 1st Century Bank and their respective representatives not to, directly or indirectly:

  •
  solicit, initiate, propose or knowingly encourage (including by way of furnishing non-public information) any inquiries or the submission of any proposal that constitutes, or could reasonably be expected to lead to, an acquisition proposal (as defined in "The Merger Agreement—No Solicitation or Negotiation of Takeover Proposals") or otherwise knowingly facilitate any effort or attempt to make an acquisition proposal; or

  •
  enter into, continue or otherwise participate in any discussions (other than as necessary to ascertain facts or clarify terms with respect to an acquisition proposal that did not result from a breach of the non-solicitation provisions in the merger agreement) or negotiations regarding, furnish to any person any non-public information relating to, afford access to the business, books and records and assets of 1st Century or 1st Century Bank in connection with, or otherwise cooperate with any person with respect to, any acquisition proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an acquisition proposal.

        Notwithstanding these restrictions, under certain circumstances, 1st Century may, prior to the time the merger agreement is adopted by 1st Century's stockholders, make available information regarding 1st Century and 1st Century Bank with respect to certain unsolicited written bona fide acquisition proposals or engage in discussions with a person with respect to certain unsolicited written bona fide acquisition proposals.

        At any time before the time the merger agreement is adopted by the holders of a majority of the outstanding 1st Century shares as of the applicable record date, which we refer to as the requisite stockholder approval, to the extent that the 1st Century board determines in good faith, after consultation with outside legal counsel, that failure to take such action would reasonably be expected to constitute a breach of the 1st Century board's fiduciary duties under applicable law, 1st Century may terminate the merger agreement to enter into a specified agreement (as defined in "The Merger Agreement—No Change in Recommendation or Alternative Acquisition Agreement") with respect to an acquisition proposal that the 1st Century board has determined in good faith, after consultation with its outside legal counsel and its financial advisor, is a superior proposal (as defined in "The Merger Agreement—No Solicitation or Negotiation of Takeover Proposals"), or make a 1st Century adverse recommendation change (as defined in "The Merger Agreement—No Change in Recommendation or Alternative Acquisition Agreement") in respect of a superior proposal, so long as 1st Century has first complied with certain terms of the merger agreement, including (i) negotiating with Midland in good faith regarding revisions proposed by Midland to the terms of the merger agreement for a period of five business days, subject to unlimited additional three-business day negotiation periods if the terms of the superior proposal materially change during such negotiation period and (ii) paying to Midland a termination fee of $4,500,000, which we refer to as the termination fee, in the event the merger agreement is terminated. In addition, at any time prior to the time at which the requisite stockholder approval is obtained, under certain circumstances, the 1st Century board may make a 1st Century adverse recommendation change based on an intervening event (as defined in "The Merger Agreement—No Change in Recommendation or Alternative Acquisition Agreement").

  Conditions to Completion of the Merger (Page 89)

        The respective obligations of 1st Century, Midland and Merger Sub to consummate the merger are subject to the satisfaction or waiver of certain customary conditions, including the absence of any legal prohibitions, the adoption of the merger agreement by 1st Century stockholders, receipt of certain regulatory consents without the imposition of a burdensome condition, the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers) and compliance by the parties with their respective obligations under the merger agreement (subject to customary materiality qualifiers). In addition, the obligation of Midland to consummate the Merger is further subject to certain conditions regarding (i) the continued employment of Alan Rothenberg, 1st Century's Chief Executive Officer, and Jason DiNapoli, 1st Century's Chief Operating Officer, and (ii) such officers' compliance with obligations under the employment agreements entered into with MidFirst concurrently with the execution and delivery of the merger agreement. See "The Merger Agreement—Conditions to Completion of the Merger".

  Termination of the Merger Agreement (Page 90)

        The merger agreement may be terminated and the merger may be abandoned, at any time prior to the effective time (whether before or after the adoption of the merger agreement by the 1st Century stockholders (unless otherwise specified below)) under the following circumstances:

  •
  by mutual written consent of 1st Century and Midland;

  •
  by either Midland or 1st Century if any governmental entity that must grant a requisite regulatory consent has denied approval of the merger and such denial has become final and nonappealable or any governmental entity of competent jurisdiction has issued a final and nonappealable order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the merger agreement;

  •
  if 1st Century or Midland effects an outside date termination, a breach termination or a stockholder no-vote termination (each, as defined in "The Merger Agreement—Termination of the Merger Agreement");

  •
  if 1st Century effects a superior proposal termination (as defined in "The Merger Agreement—Termination of the Merger Agreement"); or

  •
  by Midland if:

  •
  a 1st Century adverse recommendation change has occurred;

  •
  at any time after public announcement of an acquisition proposal or an acquisition proposal otherwise becoming public, the 1st Century board, prior to the time that the requisite stockholder approval is obtained (and not thereafter), has failed to reaffirm the 1st Century board recommendation (as defined in "The Merger Agreement—No Change in Recommendation or Alternative Acquisition Proposals") prior to the earlier of (i) ten business days following receipt of any written request to do so from Midland and (ii) the close of business on the business day immediately preceding the special meeting;

  •
  1st Century has materially breached its obligations described in "The Merger Agreement—No Solicitation or Negotiation of Takeover Proposals", "The Merger Agreement—No Change in Recommendation or Alternative Acquisition Proposals" or "The Merger Agreement—1st Century Stockholder Meeting"; or

  •
  1st Century or the 1st Century board (or any committee thereof) has publicly announced its intention to do any of the foregoing.

  Termination Fee (Page 92)

        1st Century must pay a termination fee of $4,500,000 to Midland if:

  •
  Midland effects a termination for a 1st Century adverse recommendation change (as defined in "The Merger Agreement—Termination of the Merger Agreement");

  •
  1st Century effects a superior proposal termination;

  •
  Midland or 1st Century effects an outside date termination or a stockholder no-vote termination, in either case at any time at which Midland was entitled to effect a termination for a 1st Century adverse recommendation change;

  •
  each of the following occurs (referred to collectively as a tail fee termination):

  •
  Midland or 1st Century effects an outside date termination or stockholder no-vote termination or Midland effects a breach termination;

  •
  after the date of the merger agreement and prior to a termination described in the bullet above, an acquisition proposal has been publicly announced, otherwise becomes public or is otherwise communicated to the 1st Century board or any person has publicly announced an intention to make an acquisition proposal; and

  •
  within 12 months of the date of a termination described in the first bullet above, 1st Century enters into a definitive agreement with respect to or recommended to the 1st Century stockholders an acquisition proposal or an acquisition proposal has been consummated (provided that for the purposes of the foregoing bullets, each reference to "15%" in the definition of acquisition proposal will be deemed to be a reference to "50%").

        If the termination fee is payable under circumstances involving a termination for a 1st Century adverse recommendation change or either an outside date termination or a stockholder no-vote termination at any time at which Midland was entitled to effect a termination for a 1st Century adverse recommendation change, the termination fee must be paid within two business days after such termination. If the termination fee is payable under circumstances involving a superior proposal termination, the termination fee must be paid immediately before and as a condition to such termination. If the termination fee is payable under circumstances involving a tail fee termination, the termination fee (less the amount of any expense reimbursement already paid) must be paid concurrently with the occurrence of the applicable event triggering such obligation.

        In the event that the termination fee becomes payable and is paid by 1st Century pursuant to the merger agreement, the termination fee will be Midland's and Merger Sub's sole and exclusive remedy for monetary damages under the merger agreement.

  Expenses (Page 93)

        All costs and expenses incurred in connection with the merger agreement shall be paid by the party incurring such cost or expense; provided, however, that except if the termination fee is paid as provided above, 1st Century must promptly, and in no event later than two days after being notified of such amounts by Midland, pay to Midland an amount equal to all of the documented out-of-pocket expenses incurred by Midland or any of its affiliates in connection with the merger agreement and the transactions contemplated by the merger agreement, up to a maximum amount of $1,000,000 if:

  •
  Midland effects a breach termination;

  •
  Midland or 1st Century effects a stockholder no-vote termination; or

  •
  Midland or 1st Century effects an outside date termination at any time at which Midland was entitled to effect a breach termination or a stockholder no-vote termination;

  Specific Performance (Page 93)

        Each of the parties is entitled to specific performance of the terms of the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement (including the obligation to consummate the merger) in addition to any other remedy such party is entitled at law or in equity.

Voting Agreement (Page 93)

        As a condition and inducement to the willingness of Midland to enter into the merger agreement, concurrently with the execution and delivery of the merger agreement, Midland entered into the voting agreement, with certain directors and executive officers of 1st Century, who collectively own approximately 21.42% of the outstanding 1st Century shares as of the record date, in their capacity as stockholders of 1st Century. The voting agreement, which is attached as Annex B to this proxy statement, requires such stockholders to vote all of their 1st Century shares in favor of adoption of the merger agreement and certain related matters as applicable and against alternative transactions and generally prohibits them from entering into agreements regarding or transferring their shares, subject to certain exceptions. The voting agreement also prohibits the stockholders party thereto from soliciting or negotiating any alternative business combination transactions. The voting agreement will terminate upon the earlier to occur of (i) the consummation of the merger or (ii) the termination of the merger agreement in accordance with its terms. The voting agreement is described in more detail in "Voting Agreement".

Shareholder Non-Compete and Restrictive Covenant Agreements (Page 95)

        As a condition and inducement to the willingness of Midland to enter into the merger agreement, concurrently with the execution and delivery of the merger agreement, Midland entered into shareholder non-compete and restrictive covenant agreements, which we refer to as the non-competition agreements, with each of Alan Rothenberg, Jason DiNapoli, Lewis Wolff, Barry Pressman and Dave Brooks as stockholders of 1st Century (the effectiveness of which is conditioned upon the closing) pursuant to which such persons are prohibited, for three years (or four years in the case of Mr. DiNapoli and five years in the case of Mr. Rothenberg) after the closing date of the merger, which we refer to as the closing date, from, among other things: (i) holding certain investments in or performing services that are generally performed by an executive officer for any business which is competitive with 1st Century; (ii) soliciting for employment anyone who was an employee of 1st Century before the closing; and (iii) soliciting any individual or entity that was a customer of 1st Century on or in the six-month period preceding the closing to reduce the extent of such customer's relationship with 1st Century. The non-competition agreements are described in more detail under the section entitled "Shareholder Non-Compete and Restrictive Covenant Agreement".

Market Price of 1st Century Shares (Page 98)

        The closing price of 1st Century shares on the NASDAQ Stock Market LLC Capital Market, which we refer to as NASDAQ, on March 10, 2016, the last trading day prior to the public announcement of the execution of the merger agreement, was $8.23 per 1st Century share. If the merger is completed, for each 1st Century share you own you will be entitled to receive $11.22 in cash, without interest, less any applicable withholding or transfer taxes (unless you have validly made and not effectively withdrawn a demand for appraisal rights). The per share merger consideration of $11.22 per 1st Century share represents an approximately 36.3% premium over 1st Century's closing share price on March 10, 2016, the last trading day before the transaction was announced, and an approximately 37.4% premium over 1st Century's volume-weighted average trading price for the 30-day trading period ending March 10, 2016.

        On May 17, 2016, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for 1st Century shares on NASDAQ was $11.09 per share of common stock. You are encouraged to obtain current market quotations for 1st Century common stock in connection with voting your 1st Century shares.

Appraisal Rights (Page 100)

        Stockholders are entitled to appraisal rights under the DGCL in connection with the merger. This means that you are entitled to have the fair value of your 1st Century shares determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the per share merger consideration if you follow exactly the procedures specified under Section 262 of the DGCL, the Delaware appraisal rights statute. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.

        To exercise your appraisal rights, you must submit a written demand for appraisal to 1st Century before the vote is taken on the proposal to adopt the merger agreement and you must NOT vote (either in person or by proxy) in favor of the proposal to adopt the merger agreement, as provided under Section 262 of the DGCL. Your failure to follow exactly the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. See "Appraisal Rights" and the text of Section 262 of the DGCL reproduced in its entirety as Annex C to this proxy statement. If you hold your 1st Century shares through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or other nominee. In view of the complexity of Section 262 of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.

Delisting and Deregistration of 1st Century Shares (Page 104)

        If the merger is completed, 1st Century shares will be delisted from NASDAQ, and deregistered under the Exchange Act, and 1st Century will no longer file periodic reports with the Securities and Exchange Commission, which we refer to as the SEC, on account of 1st Century shares.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a stockholder of 1st Century. Please refer to the "Summary" and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in "Where You Can Find More Information".

Q.
What is the proposed merger transaction and what effects will it have on 1st Century?

A.
The proposed merger transaction is the acquisition of 1st Century by Midland pursuant to the merger agreement. If the proposal to adopt the merger agreement is approved by 1st Century stockholders and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into 1st Century, with 1st Century being the surviving corporation. Simultaneously with the merger, 1st Century Bank will merge with and into MidFirst, with MidFirst surviving. Subsequently, 1st Century (as the surviving corporation in the merger) will merge with and into Midland, with Midland surviving. As a result of the merger, 1st Century (as the surviving corporation in the merger) will no longer be a publicly held corporation, and you, as a holder of 1st Century shares, will no longer have any interest in the future earnings or growth of 1st Century. In addition, following the merger, 1st Century shares will be delisted from NASDAQ and deregistered under the Exchange Act, and 1st Century will no longer file periodic reports with the SEC on account of 1st Century shares.

Q.
What will I receive if the merger is completed?

A.
Upon completion of the merger, for each 1st Century share that you own (unless you have validly made and not effectively withdrawn a demand for appraisal rights) you will be entitled to receive $11.22 in cash, without interest, less any applicable withholding or transfer taxes. For example, if you own 100 1st Century shares, you will receive $1,122 cash consideration, less any applicable withholding or transfer taxes. Please do NOT return your stock certificate(s) with your proxy.

Q.
What will a holder of 1st Century restricted shares receive in the merger?

A.
In addition, at the effective time, each 1st Century restricted share that is outstanding immediately prior to the effective time will vest in full and become free of certain applicable restrictions and any repurchase right will lapse, as of the effective time and, at the effective time, each such 1st Century restricted share will be converted into the right to receive the per share merger consideration.

Q.
How does the per share consideration compare to the market price of 1st Century shares on the last trading day prior to announcement of the merger?

A.
The per share merger consideration represents an approximately 36.3% premium over 1st Century's closing share price on March 10, 2016, the last trading day before the transaction was announced, and an approximately 37.4% premium over 1st Century's volume-weighted average trading price for the 30-day trading period ending March 10, 2016.

Q.
How does the 1st Century board recommend that I vote?

A.
The 1st Century board unanimously recommends that you vote "FOR" approval of the proposal to adopt the merger agreement, "FOR" approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and "FOR" approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

  Certain directors of 1st Century in their capacities as stockholders of 1st Century have entered into the voting agreement with Midland, pursuant to which each such director has agreed to vote "FOR" the proposal to adopt the merger agreement and "FOR" any other actions related thereto. For more information regarding the voting agreements, please see "Voting Agreement".

Q.
When do you expect the merger to be completed?

A.
We are working towards completing the merger as soon as possible. Assuming timely satisfaction of the necessary closing conditions, we currently expect the closing to occur in the second half of 2016 or sooner.

Q.
What happens if the merger is not completed?

A.
If the merger agreement is not adopted by the stockholders of 1st Century or if the merger is not completed for any other reason, the stockholders of 1st Century will not receive any payment for their 1st Century shares in connection with the merger. Instead, 1st Century will remain an independent public company and 1st Century shares will continue to be listed and traded on NASDAQ. Under specified circumstances in the merger agreement, 1st Century may be required to disburse the termination fee with respect to the termination of the merger agreement, as described in "The Merger Agreement—Termination Fees and Expenses".

Q.
What conditions must be satisfied to complete the merger?

A.
1st Century, Midland and Merger Sub are not required to complete the merger unless a number of conditions are satisfied or waived as described in "The Merger Agreement—Conditions to Completion of the Merger". These conditions include, among others, (i) the absence of any law or order prohibiting the consummation of the merger; (ii) holders of a majority of the outstanding 1st Century shares entitled to vote on the proposal to adopt the merger agreement having duly adopted the merger agreement at the special meeting or any adjournment or postponement thereof; and (iii) the receipt of the requisite regulatory consents from the Federal Reserve and the OCC and the expiration of any statutory waiting periods in respect thereof, without the imposition of a burdensome condition on Midland or any of its affiliates or shareholders.

Completion of the merger is also subject to other customary conditions in favor of the parties, regarding the accuracy of the other party's or parties' representations and warranties (subject to customary materiality qualifiers) and the other party's or parties' compliance with its covenants and agreements contained in the merger agreement (subject to customary materiality qualifiers).

Midland's and Merger Sub's obligations to complete the merger are also subject certain conditions regarding (i) the continued employment of 1st Century's Chief Executive Officer and Chief Operating Officer and (ii) such officers' compliance with obligations under the employment agreements entered into with MidFirst concurrently with the execution and delivery of the merger agreement.

Q.
Is the merger expected to be taxable to U.S. holders?

A.
Yes. The exchange of 1st Century shares for cash pursuant to the merger generally will be a taxable transaction to U.S. holders for U.S. federal income tax purposes. If you are a U.S. holder and you exchange your 1st Century shares in the merger for cash, you will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such 1st Century shares and your adjusted tax basis in such 1st Century shares. Backup withholding may also apply to the cash payments made pursuant to the merger unless the holder or other payee provides a taxpayer identification number, certifies that such number is correct and otherwise complies with the backup withholding rules. You should read "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" for a more detailed discussion of the U.S. federal income tax consequences of the merger. You should also consult your tax advisor for a complete analysis of the effect of the merger on your federal, state and local and/or foreign taxes.

Q.
Why am I receiving this proxy statement and proxy card or voting instruction form?

A.
You are receiving this proxy statement and proxy card or voting instruction form because you owned 1st Century shares as of the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your 1st Century shares with respect to such matters.

Q.
When and where is the special meeting?

A.
The special meeting of stockholders of 1st Century will be held on June 20, 2016, at 5:00 p.m., local time, at 1875 Century Park East, Suite 100, Los Angeles, California 90067.

Q.
What am I being asked to vote on at the special meeting?

A.
You are being asked to consider and vote on a (i) proposal to adopt the merger agreement, which provides for the acquisition of 1st Century by Midland, (ii) a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and (iii) a proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

Q.
Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger?

A.
Under Section 14A of the Exchange Act and SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to 1st Century's named executive officers that is based on or otherwise relates to the merger, or "golden parachute" compensation.

Q.
What will happen if 1st Century's stockholders do not approve the golden parachute compensation?

A.
Approval of the compensation that may be paid or become payable to 1st Century's named executive officers that is based on or otherwise relates to the merger is not a condition to completion of the merger. The vote is an advisory vote and will not be binding on 1st Century or the surviving corporation. Because the merger-related compensation to be paid to the named executive officers in connection with the merger is based on contractual arrangements with the named executive officers and the merger agreement, such compensation may be payable, regardless of the outcome of this advisory vote, if the merger agreement is adopted (subject only to the contractual obligations applicable thereto).

Q.
What vote is required for 1st Century's stockholders to approve the proposal to adopt the merger agreement?

A.
The adoption of the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares entitled to vote on the proposal to adopt the merger agreement.

Because the affirmative vote required to approve the proposal to adopt the merger agreement is based upon the total number of outstanding 1st Century shares entitled to vote on the proposal, if you fail to submit a proxy or vote in person at the special meeting, or abstain, or you do not provide your bank, brokerage firm or other nominee with instructions, as applicable, this will have the same effect as a vote "AGAINST" approval of the proposal to adopt the merger agreement.

Q.
What vote of 1st Century stockholders is required to approve the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger?

A.
Approving the merger-related executive compensation requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting.

Accordingly, abstentions will have the same effect as a vote "AGAINST" the proposal to approve the merger-related executive compensation. If you fail to submit a proxy or attend the special meeting in person, or if you fail to provide instructions to your broker in respect of the proposal to approve the merger-related executive compensation and no additional matter is brought before the special meeting on which brokers have discretionary voting authority, the 1st Century shares held by you or your broker will not be counted in respect of, and will not have an effect on, the proposal to approve the merger-related executive compensation. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority and you fail to provide instructions to your broker in respect of the proposal to approve the merger-related executive compensation, such broker non-votes will have the same effect as a vote "AGAINST" such proposal.

Q.
What vote of our stockholders is required to approve the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement?

A.
Approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting.

Abstaining will have the same effect as a vote "AGAINST" approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement. If you fail to submit a proxy or attend the special meeting in person, or if you fail to provide instructions to your broker in respect of the proposal to adjourn the special meeting and no additional matter is brought before the special meeting on which brokers have discretionary voting authority, the 1st Century shares held by you or your broker will not be counted in respect of, and will not have an effect on, the proposal to adjourn the special meeting. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority and you fail to provide instructions to your broker in respect of the proposal to adjourn the special meeting, such broker non-votes will have the same effect as a vote "AGAINST" such proposal.

Q.
How do I vote if I own 1st Century shares through the 1st Century Bank 401(k) Plan?

A.
1st Century shares held in the 1st Century Bank 401(k) Plan, which we refer to as the 1st Century 401(k) plan, are held of record and are voted by the trustee of the 1st Century 401(k) plan at the direction of 1st Century 401(k) plan participants. Participants in the 1st Century 401(k) plan will be provided with a proxy card and voting instructions with these proxy materials. If you participate in the 1st Century 401(k) plan, you may give voting instructions as to the number of full and fractional 1st Century shares allocable to your account as of the record date for determining the stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. You may provide voting instructions to the trustee under the 1st Century 401(k) plan by completing and returning the proxy card accompanying this proxy statement, or submitting your proxy by telephone or the Internet. The trustee will vote your 1st Century shares in accordance with your completed proxy card if it is received by June 15, 2016. If you do not send instructions by this deadline or submit a proxy by following the instructions set forth herein, or if you return your proxy card with an unclear voting designation or no voting designation at all, the trustee will vote the number of full and fractional 1st Century shares allocable to your account in the same proportion that it votes 1st Century shares for which it did receive timely instructions, unless contrary to the Employee Retirement Income Security Act of 1974, as amended.

1st Century shares held in the 1st Century 401(k) plan may NOT be voted in person at the special meeting as the trustee of the 1st Century 401(k) plan votes the applicable 1st Century shares two business days prior to the special meeting, after receiving voting instructions from the plan participants.

Q.
Are there any voting agreements with existing stockholders?

A.
Yes. As a condition and inducement to the willingness of Midland to enter into the merger agreement, concurrently with the execution and delivery of the merger agreement, Midland entered into the voting agreement with certain directors and executive officers of 1st Century, who collectively own approximately 21.42% of the outstanding 1st Century shares as of the record date, in their capacity as stockholders of 1st Century. The voting agreement, which is attached as Annex B to this proxy statement, requires such stockholders to vote all of their 1st Century shares in favor of adoption of the merger agreement and certain related matters as applicable and against alternative transactions and generally prohibits them from entering into agreements regarding or transferring their shares, subject to certain exceptions. The voting agreement also prohibits the stockholders party thereto from soliciting or negotiating any alternative business combination transactions. The voting agreement will terminate upon the earlier to occur of (i) the consummation of the merger or (ii) the termination of the merger agreement in accordance with its terms. See "Voting Agreement".

Q.
Do any of 1st Century's directors or officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A.
In considering the recommendation of the 1st Century board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of 1st Century stockholders generally. The 1st Century board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be adopted by the stockholders of 1st Century. See

  "The Merger—Interests of Certain Persons in the Merger" and "Advisory Vote on Merger-Related Compensation for 1st Century's Named Executive Officers".

Q.
What is the difference between holding 1st Century shares as a stockholder of record and as a beneficial owner?

A.
If on May 17, 2016, your 1st Century shares were registered directly in your name with our transfer agent, then you are a stockholder "of record". If you are a stockholder of record, you may vote in person at the special meeting, or submit a proxy by mail, over the Internet or by telephone. Whether or not you plan to attend the special meeting, we urge you to submit a proxy to ensure your vote is counted. You may still attend the special meeting and vote in person if you have already submitted a proxy. Voting in person at the special meeting will revoke any previously submitted proxy.

If on May 17, 2016, your 1st Century shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then your 1st Century shares are held in "street name" and you are the beneficial owner of the 1st Century shares. If you are a beneficial owner of 1st Century shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Please complete and mail that proxy card to ensure that your vote is counted. Alternatively, you may submit voting instructions over the Internet, as instructed by your broker or bank. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request such a proxy form.

Q.
If my 1st Century shares are held in "street name" by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee vote my 1st Century shares for me?

A.
Your bank, brokerage firm or other nominee will only be permitted to vote your 1st Century shares if you instruct your bank, brokerage firm or other nominee how to vote. You should follow the procedures provided by your bank, brokerage firm or other nominee regarding the voting of your 1st Century shares. Banks, brokerage firms or other nominees who hold shares in "street name" for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters, such as the proposals to be considered at the special meeting, and, as a result, absent specific instructions from the beneficial owner of such 1st Century shares, banks, brokerage firms or other nominees are not empowered to vote those 1st Century shares on non-routine matters. If you do not instruct your bank, brokerage firm or other nominee to vote your 1st Century shares, your 1st Century shares will not be voted, and the effect will be the same as a vote "AGAINST" approval of the proposal to adopt the merger agreement, and your 1st Century shares will not have an effect on the proposal to approve the merger-related executive compensation or on the proposal to adjourn the special meeting. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority, then broker non-votes will have the same effect as a vote "AGAINST" the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies.

Q.
Who can vote at the special meeting?

A.
Only stockholders of record at the close of business on May 17, 2016, the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting, are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the meeting. On the record date, 10,336,884 1st Century shares were outstanding, each of which is entitled to one vote upon each of the matters to be presented at the meeting.

If you are a beneficial owner of 1st Century shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Please complete and mail that proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet, as instructed by your broker or bank. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request such a proxy form.

Q.
How many votes do I have?

A.
Each holder of 1st Century shares is entitled to cast one vote on each matter properly brought before the special meeting for each 1st Century share that such holder owned as of the record date of May 17, 2016 for the determination of stockholders entitled to notice of, and to vote at, the special meeting. As of the close of business on the record date, there were 10,336,884 1st Century shares outstanding and entitled to vote, held by 273 holders of record.

Q.
What is the quorum requirement?

A.
Under the Bylaws of 1st Century, as amended, which we refer to as the bylaws, holders of a majority of the 1st Century shares issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum. Because, under applicable rules, brokers, banks and other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of 1st Century shares held in "street name" does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting if no other matters are brought before the meeting. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority, then broker non-votes will be counted for purposes of determining a quorum.

Q.
How do I vote?

A.
Stockholder of Record.    If you are a stockholder of record, you may have your 1st Century shares voted on matters presented at the special meeting in any of the following ways:

•
In Person.  You may attend the special meeting and cast your vote there.

•
Via Our Internet Voting Site at www. Investorvote.com/FCTY.  If you received printed proxy materials, follow the instructions for submitting your proxy via the Internet printed on your proxy card.

•
By Telephone.  Call toll-free 1-800-652-VOTE (1-800-652-8683) in the United States, U.S. territories and Canada from any touch-tone telephone and follow the instructions. You can also submit your proxy by telephone by following the instructions provided on the Internet voting site or, if you received printed proxy materials, by following the instructions provided on your proxy card.

  •
  In Writing.  You can submit your proxy by completing, signing, dating and returning the proxy card in the enclosed postage-paid envelope.

  The control number provided on your proxy card is designed to verify your identity when voting by telephone or Internet. The Internet and telephone voting facilities for the submission of proxies for stockholders of record will close at 3:00 a.m., Eastern Time on June 20, 2016.

  Beneficial Owner.    If you are a beneficial owner of 1st Century shares held in "street name", please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner of 1st Century shares held in "street name" and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting. To attend the special meeting in person (regardless of whether you intend to vote your 1st Century shares in person at the meeting), you must follow the instructions in "The Special Meeting—Attendance".

Q.
How can I change or revoke my proxy?

A.
If you own 1st Century shares in your own name, you may revoke any prior proxy or voting instructions, regardless of how your proxy or voting instructions were originally submitted, by:

•
sending a written statement to that effect to our Corporate Secretary, which must be received by us by 5:00 p.m. on the business day immediately prior to the date of the special meeting;

•
submitting a properly signed proxy card or voting instruction form dated a later date;

•
submitting a later dated proxy or providing new voting instructions via the Internet or by telephone; or

•
attending the meeting in person and voting your 1st Century shares.

If you hold 1st Century shares in "street name", you should contact the intermediary for instructions on how to change your voting instruction.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person, referred to as a "proxy", to vote your 1st Century shares. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement". The document used to designate a proxy to vote your 1st Century shares is called a "proxy card".

Q.
If a stockholder gives a proxy, how are the 1st Century shares voted?

A.
Regardless of the method you choose to submit your proxy, the individuals named on the enclosed proxy card will vote your 1st Century shares in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your 1st Century shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you own 1st Century shares that are registered in your own name and return a signed proxy card or grant a proxy via the Internet or by telephone, but do not indicate how you wish your 1st Century shares to be voted, the 1st Century shares represented by your properly signed proxy will be voted "FOR" approval of the proposal to adopt the merger agreement, "FOR" approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for

  1st Century's named executive officers in connection with the merger and "FOR" approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

Q.
How are votes counted?

A.
For the proposal to adopt the merger agreement, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstentions will have the same effect as if you voted "AGAINST" approval of the proposal to adopt the merger agreement. If you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

For the proposal to approve the merger-related executive compensation, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstentions will have the same effect as if you voted "AGAINST" approval of the proposal. If a quorum is present at the special meeting and any additional matter is brought before the special meeting on which brokers have discretionary voting authority, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the effect of a vote "AGAINST" the proposal.

For the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstentions will have the same effect as if you voted "AGAINST" approval of the proposal. If a quorum is present at the special meeting and any additional matter is brought before the special meeting on which brokers have discretionary voting authority, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the effect of a vote "AGAINST" the proposal.

Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If you received more than one proxy card, your 1st Century shares are likely registered in different names or with different addresses or are in more than one account. You must separately vote the 1st Century shares shown on each proxy card that you receive in order for all of your 1st Century shares to be voted at the meeting.

Q.
What happens if I sell my 1st Century shares before the special meeting?

A.
The record date for stockholders entitled to vote at the special meeting is earlier than both the date of the special meeting and the consummation of the merger. If you transfer your 1st Century shares after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your 1st Century shares and each of you notifies 1st Century in writing of such special arrangements, you will retain your right to vote such 1st Century shares at the special meeting but will transfer the right to receive the per share merger consideration to the person to whom you transfer your 1st Century shares.

Q.
What happens if I sell my 1st Century shares after the special meeting but before the effective time of the merger?

A.
If you transfer your 1st Century shares after the special meeting but before the effective time, you will have transferred the right to receive the per share merger consideration to the person to whom you transfer your 1st Century shares. In order to receive the per share merger consideration, you must hold your 1st Century shares through the completion of the merger.

Q.
Who is paying for this proxy solicitation?

A.
1st Century has engaged Georgeson LLC to assist in the solicitation of proxies for the special meeting. 1st Century estimates that it will pay Georgeson LLC a fee of $8,500 and telephone charges. 1st Century has agreed to reimburse Georgeson LLC for certain fees and expenses and will also indemnify Georgeson LLC, its affiliates and their respective officers, directors, employees and agents against certain losses, claims, damages, costs, charges, counsel fees and expenses, payments, expenses and liability. 1st Century may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of 1st Century shares. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person, but they will not be paid any additional amounts for soliciting proxies.

Q.
What do I need to do now?

A.
Even if you plan to attend the special meeting, after carefully reading and considering the information contained in this proxy statement, please promptly submit your proxy to ensure that your 1st Century shares are represented at the special meeting. If you hold your 1st Century shares in your own name as the stockholder of record, you may submit a proxy to have your 1st Century shares voted at the special meeting in one of three ways: (i) using the Internet in accordance with the instructions set forth on the enclosed proxy card, (ii) calling toll-free at 1-800-652-VOTE (1-800-652-8683) in the United States, U.S. territories and Canada from any touch-tone telephone and following the instructions or (iii) completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope. If you decide to attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. If you are a beneficial owner of 1st Century shares held in "street name", please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

Q.
Should I send in my stock certificates now?

A.
No. If the proposal to adopt the merger agreement is approved, after the completion of the merger, you will be sent a letter of transmittal promptly describing how you may exchange your 1st Century shares for the per share merger consideration. If your 1st Century shares are held in "street name" through a bank, brokerage firm or other nominee, you should contact your bank, brokerage firm or other nominee for instructions as to how to effect the surrender of your "street name" 1st Century shares in exchange for the per share merger consideration. Please do NOT return your stock certificate(s) with your proxy.

Q.
Am I entitled to exercise appraisal rights under Section 262 of the DGCL instead of receiving the per share merger consideration for my 1st Century shares?

A.
Yes. As a holder of 1st Century shares, you are entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the merger if you take certain actions, including submitting a proper demand, and meet certain conditions, including that you do not vote (in person or by proxy) in favor of adoption of the merger agreement. See "Appraisal Rights".

Q.
Who can help answer any other questions I might have?

A.
If you have additional questions about the merger, need assistance in submitting your proxy or voting your 1st Century shares, or need additional copies of the proxy statement or the enclosed proxy card, please contact Georgeson LLC, our proxy solicitor, by calling toll-free at (866) 695-6078, or by e-mailing 1stcentury@georgeson.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        Statements about 1st Century and its business in this proxy statement which are not statements of historical fact, including, but not limited to, statements regarding the expected completion of the merger (including the timing thereof), the ability to consummate the merger (including but not limited to the receipt of all required regulatory approvals), 1st Century's future strategy and plans and commentary regarding future results of operations and prospects, are forward-looking statements and are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as "may", "might", "will", "should", "could", "likely", "expects", "intends", "targets", "assumes", "seeks to", "plans", "anticipates", "believes", "projects", "estimates", "predicts", "potential", "future", "goal", "objective", or "continue", or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

        Actual results may differ materially from those set forth in this proxy statement due to the risks and uncertainties related to the merger and/or inherent in our business, including, without limitation: the risk that 1st Century stockholders do not approve the merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the response by stockholders to the merger; the failure to satisfy each of the conditions to the consummation of the merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger on acceptable terms, or at all; risks related to disruption of management's attention from 1st Century's ongoing business operations due to the merger; the effect of the announcement of the merger on 1st Century's relationships with its customers, suppliers, operating results and business generally; the risk that any announcements relating to the merger could have adverse effects on the market price of 1st Century shares; the outcome of any legal proceedings related to the merger; risks related to employee retention as a result of the merger; the risk that the merger will not be consummated within the expected time period or at all; the impact of changes in interest rates; political instability; changes in the monetary policies of the U.S. Government; a renewed decline in economic conditions or continued sluggish growth; deterioration in the value of California real estate, both residential and commercial; an increase in the level of non-performing assets and charge-offs; further increased competition among financial institutions; 1st Century's ability to continue to attract interest bearing deposits and quality loan customers; further government regulation, including regulations regarding capital requirements, and the implementation and costs associated with the same; internal and external fraud and cyber-security threats including the loss of bank or customer funds, loss of system functionality or the theft or loss of data; and management's ability to successfully manage 1st Century's operations.

        These forward-looking statements are also qualified by, and should be read together with, the "Forward-Looking Statements", the "Risk Factors" and the other statements in 1st Century 's Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission and available at www.sec.gov, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this proxy statement (see "Where You Can Find More Information").

        Any forward-looking statements speak only as of the date of this proxy statement, and 1st Century does not undertake any obligation to correct or update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events except as otherwise required by law. New factors may emerge from time to time, and it is not possible for 1st Century to predict all such factors. Furthermore, it may not be possible for 1st Century to assess the impact of any such factor on its business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

        You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement or, in the case of documents referred to or incorporated by reference, the dates of those documents.

PARTIES TO THE MERGER

1st Century Bancshares, Inc.

1st Century Bancshares, Inc.
1875 Century Park East, Suite 1400
Los Angeles, CA 90067
Telephone: (310) 270-9500

        1st Century Bancshares, Inc., a Delaware corporation, is registered with the Federal Reserve as a bank holding company under the Bank Holding Company Act of 1956, as amended, which we refer to as the BHC Act. 1st Century has one subsidiary, 1st Century Bank, National Association. 1st Century Bank is subject to both the regulation of, and periodic examinations by the OCC, which is 1st Century Bank's primary federal regulatory agency. 1st Century's common stock trades on NASDAQ under the symbol "FCTY".

        1st Century's principal source of income is dividends from 1st Century Bank. 1st Century's operating costs, including certain professional fees and stockholders' costs, are paid from dividends paid to 1st Century by 1st Century Bank.

        At December 31, 2015 and 2014, 1st Century had consolidated assets of $732.0 million and $585.2 million, respectively, total loans of $598.4 million and $442.9 million, respectively, deposits of $598.2 million and $503.2 million, respectively, and stockholders' equity of $64.9 million and $61.7 million, respectively.

        1st Century maintains a website at http://www.1cbank.com. By including the foregoing website address, 1st Century does not intend to and will not be deemed to incorporate by reference any material contained therein. See also "Where You Can Find More Information".

  1st Century Bank

        Headquartered in the West Los Angeles area of Los Angeles, California, known as Century City, 1st Century Bank is a full service commercial bank. 1st Century Bank was organized as a national banking association on October 27, 2003 and opened for business on March 1, 2004. In addition to a full service branch in Century City, 1st Century Bank has relationship offices in Santa Monica and Beverly Hills, California. 1st Century Bank's primary focus is relationship banking to family and closely held middle market businesses, professional service firms, and high net worth individuals, real estate investors and entrepreneurs. 1st Century Bank also provides a wide range of banking services to meet the financial needs of the local residential community, with an orientation primarily directed toward owners and employees of our business client base.

Midland Financial Co.

Midland Financial Co.
501 NW Grand Boulevard
Oklahoma City, OK 73118
(405) 840-7600

        Midland Financial Co. is, an Oklahoma corporation, is a savings and loan holding company and the holding company for MidFirst Bank, a federal savings association. Headquartered in Oklahoma City, MidFirst serves more than 600,000 customers as of December 31, 2015.

        MidFirst has more than 50 banking centers in Oklahoma, 24 banking centers in Arizona and three banking centers in Denver. Additionally, it has commercial lending offices in Atlanta, Dallas, Houston, New York and Southern California.

Merger Sub

MC 2016 Corp.
501 NW Grand Boulevard
Oklahoma City, OK 73118
(405) 840-7600

        Merger Sub is a wholly-owned indirect subsidiary of Midland and was formed on February 17, 2016. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than those incidental to its formation and in connection with the transactions contemplated by the merger agreement.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

        This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the 1st Century board for use at the special meeting to be held on June 20, 2016, at 5:00 p.m., local time, at 1875 Century Park East, Suite 100, Los Angeles, California 90067, or at any postponement or adjournment thereof.

Purpose of the Special Meeting

        At the special meeting, holders of 1st Century shares will be asked to:

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  consider and vote on a proposal to adopt the merger agreement (Proposal 1 on your proxy card);

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  consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger (Proposal 2 on your proxy card); and

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  consider and vote on a proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement (Proposal 3 on your proxy card).

        The 1st Century board unanimously recommends that you vote "FOR" each of the above proposals.

        1st Century's stockholders must approve the proposal to adopt the merger agreement in order for the merger to occur. If our stockholders fail to approve the proposal to adopt the merger agreement, the merger will not occur. A copy of the merger agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully and in its entirety.

Record Date and Quorum

        We have fixed the close of business on May 17, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting, and only holders of record of 1st Century shares on the record date are entitled to notice of, and to vote at (in person or by proxy), the special meeting. As of the close of business on the record date, there were 10,336,884 1st Century shares outstanding and entitled to vote, held by 273 holders of record. You will have one vote on all matters properly coming before the special meeting for each 1st Century share that you owned on the record date.

        Holders of a majority of the 1st Century shares issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting. 1st Century shares represented at the special meeting but not voted, including 1st Century shares for which proxies have been received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. In the event that a quorum is not present at the special meeting, the special meeting and any adjourned or postponed session of the special meeting may be adjourned or postponed to solicit additional proxies. Pursuant to the bylaws, approval of the adjournment of the special meeting in a situation in which a quorum is not present or represented at the special meeting requires the affirmative vote of holders of a majority of 1st Century shares represented either in person or by proxy at the special meeting. Approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the meeting.

Attendance

        Only stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and our guests may attend the special meeting. To gain admittance, please bring the admission ticket provided with these proxy materials with you to the meeting. If your 1st Century shares are held through a bank, brokerage firm or other nominee, please send proof of your ownership to 1st Century's Corporate Secretary at 1875 Century Park East, Suite 1400, Los Angeles, California 90067, and 1st Century will send you an admission ticket. Alternatively, please bring to the special meeting proof of your beneficial ownership of 1st Century shares. Acceptable proof could include an account statement showing that you owned 1st Century shares on the record date, May 17, 2016. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder. Please note that cameras, recording devices and other electronic devices will not be permitted at the special meeting.

Vote Required

        Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the outstanding 1st Century shares entitled to vote on the proposal. For the proposal to adopt the merger agreement, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstentions will not be counted as votes cast in favor of the proposal to adopt the merger agreement, but will count for the purpose of determining whether a quorum is present. If you fail to submit a proxy or to vote in person at the special meeting, or abstain, it will have the same effect as a vote "AGAINST" approval of the proposal to adopt the merger agreement.

        If your 1st Century shares are registered directly in your name with our transfer agent, you are considered, with respect to those 1st Century shares, the "stockholder of record". This proxy statement and proxy card have been sent directly to you by 1st Century.

        If your 1st Century shares are held through a bank, brokerage firm or other nominee, you are considered the "beneficial owner" of 1st Century shares held in "street name". In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those 1st Century shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your 1st Century shares by following their instructions for voting.

        Because, under applicable rules, brokers, banks and other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of 1st Century shares held in "street name" does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting. As the vote to approve the proposal to adopt the merger agreement is based on the total number of 1st Century shares outstanding at the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority, then broker non-votes will be counted for purposes of determining a quorum and any broker non-votes will have the same effect as a vote "AGAINST" the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies.

        The proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the special meeting. For the proposal to approve the merger-related executive compensation, you may vote "FOR", "AGAINST" or "ABSTAIN". For purposes of this proposal, if you attend the special meeting and abstain on this proposal, or if you have given a proxy and abstained on this proposal, this will have the same effect as if you voted "AGAINST" approval of the proposal. If you fail to submit a proxy or attend the special meeting in person, or if you fail to provide instructions to your broker in respect of the proposal to approve the merger-related executive compensation and no additional matter is brought before the special meeting on which brokers have discretionary voting authority, the 1st Century shares held by you or your broker will not be counted in respect of, and will not have an effect on, the proposal to approve the merger-related executive compensation. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority and you fail to provide instructions to your broker in respect of the proposal to approve the merger-related executive compensation, such broker non-votes will have the same effect as a vote "AGAINST" such proposal.

        The proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement requires the affirmative vote of holders of a majority of the outstanding 1st Century shares present in person or represented by proxy at the special meeting and entitled to vote at the special meeting. For the proposal to adjourn the special meeting, if necessary, desirable or appropriate, you may vote "FOR", "AGAINST" or "ABSTAIN". For purposes of this proposal, if you attend the special meeting and abstain on this proposal, or if you have given a proxy and abstained on this proposal, this will have the same effect as if you voted "AGAINST" approval of the proposal. If you fail to submit a proxy or attend the special meeting in person, or if you fail to provide instructions to your broker in respect of the proposal to adjourn the special meeting and no additional matter is brought before the special meeting on which brokers have discretionary voting authority, the 1st Century shares held by you or your broker will not be counted in respect of, and will not have an effect on, the proposal to adjourn the special meeting. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority and you fail to provide instructions to your broker in respect of the proposal to adjourn the special meeting, such broker non-votes will have the same effect as a vote "AGAINST" such proposal.

        1st Century shares held in the 1st Century Bank 401(k) Plan, which we refer to as the 1st Century 401(k) plan, are held of record and are voted by the trustee of the 1st Century 401(k) plan at the direction of 1st Century 401(k) plan participants. Participants in the 1st Century 401(k) plan will be provided with a proxy card and voting instructions with these proxy materials. If you participate in the 1st Century 401(k) plan, you may give voting instructions as to the number of full and fractional 1st Century shares allocable to your account as of the record date for determining the stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. You may provide voting instructions to the trustee under the 1st Century 401(k) plan by completing and returning the proxy card accompanying this proxy statement, or submitting your proxy by telephone or the Internet. The trustee will vote your 1st Century shares in accordance with your completed proxy card if it is received by June 15, 2016. If you do not send instructions by this deadline or submit a proxy by following the instructions set forth herein, or if you return your proxy card with an unclear voting designation or no voting designation at all, the trustee will vote the number of full and fractional 1st Century shares allocable to your account in the same proportion that it votes 1st Century shares for which it did receive timely instructions, unless contrary to the Employee Retirement Income Security Act of 1974, as amended.

        1st Century shares held in the 1st Century 401(k) plan may NOT be voted in person at the special meeting as the trustee of the 1st Century 401(k) plan votes the applicable 1st Century shares two business days prior to the special meeting, after receiving voting instructions from the plan participants.

        Certain stockholders of 1st Century have entered into the voting agreement with Midland, pursuant to which each such stockholder has agreed to vote "FOR" the proposal to adopt the merger agreement and "FOR" any other actions related thereto and against alternative transactions and generally prohibits them from entering into agreements regarding or transferring their shares, subject to certain exceptions. As of the close of business on the record date, these stockholders beneficially owned, in the aggregate, 2,213,988 1st Century shares, allowing them to exercise approximately 21.42% of the voting power of 1st Century shares. The voting agreement also prohibits the stockholders party thereto from soliciting or negotiating any alternative business combination transactions. The voting agreement will terminate upon the earlier to occur of (i) the consummation of the merger or (ii) the termination of the merger agreement in accordance with its terms.

        If you are a stockholder of record, you may have your 1st Century shares voted on matters presented at the special meeting in any of the following ways:

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  by proxy—stockholders of record have a choice of submitting a proxy:

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  by telephone or over the Internet, by accessing the telephone number or website specified on the enclosed proxy card. The control number provided on your proxy card is designed to verify your identity when voting by telephone or by Internet. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible;

  •
  by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope; or

  •
  in person—you may attend the special meeting and cast your vote there.

        If you are a beneficial owner of 1st Century shares held in "street name", you should receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your 1st Century shares voted. Those instructions will identify which of the above choices are available to you in order to have your 1st Century shares voted. Please note that if you are a beneficial owner of 1st Century shares held in "street name" and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting.

        Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for submitting your proxy over the Internet or by telephone. If you choose to submit a proxy by mailing a proxy card, your proxy card should be mailed in the accompanying prepaid reply envelope, and your proxy card must be filed with our Corporate Secretary by the time the special meeting begins. Please do not send in your stock certificates with your proxy card. When the merger is completed, a separate letter of transmittal will be mailed to you that will enable you to receive the per share merger consideration in exchange for your stock certificates.

        If you submit a proxy, regardless of the method you choose to submit such proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your 1st Century shares in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your 1st Century shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

        If you properly sign your proxy card but do not mark the boxes showing how your 1st Century shares should be voted on a matter, the 1st Century shares represented by your properly signed proxy will be voted "FOR" approval of the proposal to adopt the merger agreement, "FOR" approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century's named executive officers in connection with the merger and "FOR" approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

        If you have any questions or need assistance voting your 1st Century shares, please contact Georgeson LLC, our proxy solicitor, by calling toll-free at (866) 695-6078, or by e-mailing 1stcentury@georgeson.com.

        IT IS IMPORTANT THAT YOU VOTE YOUR 1ST CENTURY SHARES AT THE MEETING PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

        As of May 17, 2016, the record date, the directors and executive officers of 1st Century beneficially owned and were entitled to vote, in the aggregate, 2,342,004 1st Century shares, representing approximately 22.66% of the outstanding 1st Century shares. We currently expect that each of our directors and executive officers will vote their 1st Century shares in favor of each of the proposals to be presented at the special meeting.

Proxies and Revocation

        Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person by appearing at the special meeting. If your 1st Century shares are held in "street name" through a bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your 1st Century shares using the instructions provided by your bank, brokerage firm or other nominee. If you fail to submit a proxy or to vote in person at the special meeting, or do not provide your bank, brokerage firm or other nominee with instructions, as applicable, your 1st Century shares will not be voted on the proposal to adopt the merger agreement, which will have the same effect as a vote "AGAINST" approval of the proposal to adopt the merger agreement. If you fail to submit a proxy or attend the special meeting in person, or if you fail to provide instructions to your broker in respect of the proposal to approve the merger-related executive compensation or the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement and no additional matter is brought before the special meeting on which brokers have discretionary voting authority, the 1st Century shares held by you or your broker will not be counted in respect of, and will not have an effect on, the proposal to approve the merger-related executive compensation or the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement, as applicable. Although we do not expect to bring any matters before the meeting other than the three proposals described in this proxy statement, if an additional matter is brought before the meeting and is one on which brokers have discretionary voting authority and you fail to provide instructions to your broker in respect of the proposal to approve the merger-related executive compensation or the proposal to adjourn the special meeting, such broker non-votes will have the same effect as a vote "AGAINST" such proposals.

        You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a later dated proxy through any of the methods available to you, by giving written notice of revocation to 1st Century's Corporate Secretary, which must be filed with the Corporate Secretary by 5:00 p.m. on the business day immediately prior to the date of the special meeting, or by attending the special meeting and voting in person. Attending the special meeting alone, without voting at the special meeting, will not be sufficient to revoke your proxy. Written notice of revocation should be mailed to: 1st Century Bancshares, Inc., Attention: Corporate Secretary, 1875 Century Park East, Suite 1400, Los Angeles, California 90067.

Shares Held in the 1st Century Bank 401(k) Plan

        1st Century shares held in the 1st Century Bank 401(k) Plan, which we refer to as the 1st Century 401(k) plan, are held of record and are voted by the trustee of the 1st Century 401(k) plan at the direction of 1st Century 401(k) plan participants. Participants in the 1st Century 401(k) plan will be provided with a proxy card and voting instructions with these proxy materials. If you participate in the 1st Century 401(k) plan, you may give voting instructions as to the number of full and fractional 1st Century shares allocable to your account as of the record date for determining the stockholders entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. You may provide voting instructions to the trustee under the 1st Century 401(k) plan by completing and returning the proxy card accompanying this proxy statement, or submitting your proxy by telephone or the Internet. The trustee will vote your 1st Century shares in accordance with your completed proxy card if it is received by June 15, 2016. If you do not send instructions by this deadline or submit a proxy by following the instructions set forth herein, or if you return your proxy card with an unclear voting designation or no voting designation at all, the trustee will vote the number of full and fractional 1st Century shares allocable to your account in the same proportion that it votes 1st Century shares for which it did receive timely instructions, unless contrary to the Employee Retirement Income Security Act of 1974, as amended.

        1st Century shares held in the 1st Century 401(k) plan may NOT be voted in person at the special meeting as the trustee of the 1st Century 401(k) plan votes the applicable 1st Century shares two business days prior to the special meeting, after receiving voting instructions from the plan participants.

Adjournments

        Although it is not currently expected, the special meeting and any adjourned or postponed session of the special meeting may be adjourned, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement. Pursuant to the bylaws, approval of the adjournment of the special meeting in a situation in which a quorum is not present or represented at the special meeting requires the affirmative vote of the holders of a majority of 1st Century shares present in person or represented by proxy. Approval of the proposal to adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement requires the affirmative vote of the holders of a majority of 1st Century shares present in person or represented by proxy and entitled to vote at the meeting. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow 1st Century's stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned.

Anticipated Date of Completion of the Merger

        We are working towards completing the merger as soon as possible. Assuming timely satisfaction of the necessary closing conditions, we currently expect the closing to occur in the second half of 2016 or sooner. If our stockholders vote to approve the proposal to adopt the merger agreement, the merger will become effective as soon as practicable following the satisfaction or waiver of the other conditions to the merger and the filing of a certificate of merger with the Secretary of State of the State of Delaware, subject to the terms of the merger agreement. See "The Merger Agreement—Effects of the Merger".

Rights of Stockholders Who Seek Appraisal

        Stockholders are entitled to appraisal rights under Section 262 of the DGCL in connection with the merger. This means that you are entitled to have the fair value of your 1st Century shares determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the per share merger consideration if you follow exactly the procedures specified under Section 262 of the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement.

        To exercise your appraisal rights, you must submit a written demand for appraisal to 1st Century before the vote is taken on the proposal to adopt the merger agreement and you must not vote (either in person or by proxy) in favor of the proposal to adopt the merger agreement. Your failure to follow exactly the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. See "Appraisal Rights" and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex C to this proxy statement. If you hold your 1st Century shares through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or other nominee. In view of the complexity of Section 262 of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.

Solicitation of Proxies; Payment of Solicitation Expenses

        1st Century has engaged Georgeson LLC to assist in the solicitation of proxies for the special meeting. 1st Century estimates that it will pay Georgeson LLC a fee of $8,500 and telephone charges. 1st Century has agreed to reimburse Georgeson LLC for certain fees and expenses and will also indemnify Georgeson LLC, its affiliates and their respective officers, directors, employees and agents against certain losses, claims, damages, costs, charges, counsel fees and expenses, payments, expenses and liability. 1st Century may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of 1st Century shares. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Questions and Additional Information

        If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Georgeson LLC, our proxy solicitor, by calling toll-free at (866) 695-6078, or by e-mailing 1stcentury@georgeson.com.

THE MERGER

        This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

        The merger agreement provides that, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into 1st Century, with 1st Century surviving the merger as a wholly-owned subsidiary of Midland. Simultaneously with the merger, 1st Century Bank will merge with and into MidFirst, with MidFirst surviving the bank merger. Immediately after the merger and bank merger described above, 1st Century (as the surviving corporation in the merger) will merge with and into Midland, with Midland surviving. As a result of the merger, 1st Century (as the surviving corporation in the merger) will cease to be a publicly traded company and will become a wholly-owned direct or indirect subsidiary of Midland. You will not own any shares of the capital stock of the surviving corporation in any of the entities surviving the bank merger of the subsequent merger.

Merger Consideration

        At the effective time, each 1st Century share issued and outstanding immediately prior to the effective time (other than excluded shares or dissenting shares) will be converted into the right to receive $11.22 per 1st Century share, without interest.

        As of the effective time, all such 1st Century shares will no longer be outstanding and will automatically be cancelled and will cease to exist, and will thereafter represent only the right to receive the per share merger consideration to be paid in accordance with the merger agreement, without interest.

        In addition, at the effective time, each 1st Century restricted share that is outstanding immediately prior to the effective time will vest in full and become free of certain applicable restrictions and any repurchase right will lapse, as of the effective time and, at the effective time, each such 1st Century restricted shares will be converted into the right to receive the per share merger consideration.

Background of the Merger

        The 1st Century board, along with 1st Century's senior management, regularly reviews 1st Century's operations, financial performance, capital structure and strategies. As part of this review, from time to time, the 1st Century board has considered a variety of strategic alternatives to maximize stockholder value, including a potential sale of 1st Century, a merger of 1st Century with another community bank and other financial and strategic alternatives, taking into account 1st Century's business strategy and changes in the industry, including the continued consolidation of community banks. Among other things, Alan Rothenberg, 1st Century's Chief Executive Officer, and Jason DiNapoli, 1st Century's President and Chief Operating Officer, have met from time to time with various representatives from community banks both in and outside of Los Angeles, California.

        On September 17, 2015, the 1st Century board held a special meeting at which the board and management discussed the need of 1st Century to raise additional capital in order to sustain its growth. At the invitation of the 1st Century board, representatives of Sandler participated in the meeting. At the meeting, members of management presented a number of options that management had evaluated in order to address this need, including raising capital through a public offering as well as a potential sale or merger. Sandler then discussed the relative merits of such options with the 1st Century board and management. Based on these discussions, an evaluation of the various alternatives presented and the potential risks and benefits associated with each alternative, the 1st Century board determined that it was advisable and in the best interests of 1st Century and its stockholders to support 1st Century's organic growth strategy by raising $25 million or more in new capital through a public offering of common stock and approved the engagement of Sandler as lead underwriter in the capital raise. On September 24, 2015, the 1st Century board held a special meeting at which the 1st Century board and certain members of management reviewed a draft Registration Statement on Form S-1, which we refer to as the S-1, with respect to a public offering of 1st Century shares. After a discussion regarding the S-1, the 1st Century board determined to increase the amount to be registered to $30 million and approved the filing of the S-1 with the Securities and Exchange Commission, which we refer to as the SEC. 1st Century filed the S-1 the following day.

        Following the filing of the S-1, Messrs. Rothenberg and DiNapoli had additional meetings with various representatives of certain community banks who, without making any definitive offers, indicated varying levels of interest in a potential acquisition of 1st Century, including a meeting on October 12, 2015, with Jeffrey Records, Midland's Chief Executive Officer.

        On October 20, 2015, certain funds affiliated with Maltese Capital Management LLC, which we refer to as Maltese and which had been encouraging 1st Century to review strategic alternatives, including a sale process, filed a Schedule 13D with the SEC which stated that Maltese collectively beneficially owned approximately 9.69% of 1st Century's outstanding common stock as of the filing date.

        On November 5, 2015, the 1st Century board held a meeting with certain members of management also in attendance. The 1st Century board discussed the status of the plan to raise capital and the recent Schedule 13D filing by Maltese. Among other things, the 1st Century board discussed various alternatives including, but not limited to, continuing with the $30 million capital raise as contemplated by the S-1, potentially decreasing the size of the offering and potentially conducting a market check for a potential sale of 1st Century. After significant discussion, the 1st Century board determined that it was advisable and in the best interests of 1st Century and its stockholders to determine whether there was interest among potential buyers in an acquisition of 1st Century and instructed management to work with Sandler to identify potential buyers and to explore the possibility of a sale of 1st Century.

        On November 10, 2015, at the direction of the 1st Century board, members of management met with representatives of Sandler to discuss a number of topics, including potential strategic alternatives and a list of potential companies that management and Sandler believed might be interested in a potential acquisition of 1st Century based on their professional judgment and knowledge of the marketplace. Based on the direction of the 1st Century board, management authorized Sandler to begin reaching out to parties that might be interested in an acquisition of 1st Century.

        Over the course of the next several weeks, representatives of Sandler, in consultation with members of management, contacted 15 companies that management and Sandler believed could be interested in acquiring 1st Century. Seven of the 15 companies expressed initial interest in a potential transaction with 1st Century and entered into confidentiality agreements. Each of the these seven confidentiality agreements include a one year standstill provision pursuant to which the applicable counterparty is prohibited from taking certain actions with respect to 1st Century during such period, including requesting that 1st Century waive the standstill (subject to certain exceptions in the case of the confidentiality agreement with Midland). Following the entry into confidentiality agreements, 1st Century granted six of these parties access to an electronic data room populated with certain information regarding 1st Century and five of these parties participated in meetings with members of 1st Century's management. The seventh party only received limited non-public information because it did not agree to a non-solicitation provision and therefore was not provided certain employee information. During this period, representatives of two other companies that were potentially interested in an acquisition of 1st Century contacted Sandler or Messrs. Rothenberg or DiNapoli. After preliminary discussions, each of these other two companies determined not to participate further in the process.

        On December 10, 2015, after discussions with members of management, representatives of Sandler sent the six parties that remained interested in participating in the process guidelines regarding the procedure for submitting a preliminary non-binding indication of interest to acquire or merge with 1st Century. The guidelines stated, among other things, that preliminary non-binding indications of interest were due by December 16, 2015.

        By December 16, 2015, Sandler had received six preliminary indications of interest, including an indication of interest from Midland. Three of the indications of interest contemplated that the bidder's stock would make up 100% of the consideration, two of the indications of interest contemplated a mix of cash and stock consideration with the cash component comprising up to 50% of the total consideration and the indication of interest from Midland contemplated an all cash transaction. The indications of interest, including Midland's all-cash bid of $10.75 per share, all contemplated a per share value between $10.00 and $11.00, inclusive, and, in the case of indications of interest contemplating stock consideration, calculated using the applicable implied price per share.

        On December 21, 2015, the 1st Century board held a meeting that was also attended by certain members of management and representatives of Manatt, Phelps & Philips LLP, legal counsel to 1st Century, which we refer to as Manatt, and Sandler at the request of the 1st Century board. Representatives of Manatt discussed the directors' fiduciary duties in connection with a potential sale of 1st Century, and discussed, among other things, forming a special transaction committee of the 1st Century board. The 1st Century board discussed whether any parties that had not been approached by Sandler were likely to be interested in and capable of effecting an acquisition of 1st Century. Representatives of Sandler indicated that prior to the meeting, one other company had verbally communicated interest in a potential stock-for-stock merger, but, based on their stock price, a transaction would likely be at a discount to 1st Century's then current market price. Members of management and representatives of Sandler indicated that they did not know of any companies that had expressed a potential interest or, in their judgment, were likely to be interested in acquiring 1st Century, other than the parties Sandler had already contacted or those who subsequently reached out and declined to participate in the process. Representatives of Sandler and members of management led a discussion of 1st Century's standalone long-term business plan and capital needs. Representatives of Sandler next reviewed the details of the six preliminary indications of interest and discussed the various bidders. Following a review of each of the bids, the 1st Century board discussed the fact that the certainty of value and higher degree of certainty of closing provided by Midland's all-cash bid significantly outweighed the attractiveness of the other bids at their current levels, none of which provided for all cash consideration. In addition, the 1st Century board discussed with management and representatives of Sandler whether any of the other bidders could or would be likely to raise its bid to such an extent that a part- or all-stock bid would outweigh the benefits of the all-cash bid, by considering, among other things, the publicly available financial information of such other bidders, and their capital ratios in order to assess their capacity to make a higher bid. The 1st Century board and 1st Century's representatives also discussed, among other things, certain other aspects included in the preliminary indications of interest, including that the preliminary indication of interest from Midland included a request for a 60-day exclusivity right for Midland to conduct due diligence and negotiate definitive documentation. Among other things, the preliminary indication of interest from Midland noted that Midland currently had no operations in Los Angeles, that it intended for 1st Century to continue to operate in a manner substantially consistent with its existing operations, and that Midland therefore believed it was particularly important to retain 1st Century's executives, business producers and other employees following any transaction. The preliminary indication of interest from Midland stated that Midland would require certain key employees identified during due diligence, including Messrs. Rothenberg and DiNapoli, to enter into employment agreements to be effective upon the closing, the effectiveness of which would be a condition to closing. Following this discussion, the 1st Century board instructed Sandler to counter Midland's $10.75 per share cash proposal with a price of $12.00 per share, and authorized management to execute a non-binding letter of intent granting Midland exclusivity if Midland agreed to the $12.00 per share counter-proposal.

        On December 22, 2015, Midland presented a revised non-binding indication of interest, which we refer to as the indication of interest, providing for an all cash acquisition at $12.00 per share subject to completion of confirmatory due diligence. As contemplated by Midland's preliminary indication of interest described above, the indication of interest included a 60-day exclusivity right for Midland to conduct due diligence and negotiate definitive documentation. As contemplated by Midland's preliminary indication of interest described above, the indication of interest stated that Midland would require certain key employees identified during due diligence, including Messrs. Rothenberg and DiNapoli, to enter into employment agreements to be effective upon the closing, the effectiveness of which would be a condition to closing. Mr. Rothenberg countersigned the indication of interest later that day pursuant to the 1st Century board's previous instructions.

        On December 23, 2015, and on December 30, 2015, representatives of 1st Century and Midland held organizational calls with certain of their advisors to discuss the due diligence process and proposed timeline. Over the course of the following weeks, employees of 1st Century and employees of Midland conducted a number of in person and telephonic due diligence sessions.

        On January 7, 2016, the 1st Century board held a meeting that was also attended by certain members of management and representatives of Manatt and Sandler at the request of the 1st Century board. At the meeting, Mr. Rothenberg updated the 1st Century board regarding the discussions with Midland and noted that Midland had scheduled meetings in the coming weeks to, among other things, coordinate Midland's due diligence on 1st Century and discuss the proposed employment arrangements contemplated by the indication of interest. At the meeting, the 1st Century board determined to form a special transaction committee, which we refer to as the special transaction committee, consisting of three independent and disinterested directors: Dave Brooks, Eric George and Alan Levy. The 1st Century board authorized the special transaction committee to, among other things, review, consider, evaluate, direct and oversee negotiations with Midland, direct and oversee management and 1st Century's outside advisors, evaluate and review any potential alternative transaction and to make (or refrain from making) a recommendation to the 1st Century board regarding the proposed transaction with Midland or any alternative transaction. The 1st Century board further determined that it would not recommend a possible transaction or alternative thereto without a prior favorable recommendation by the special transaction committee. 1st Century also engaged Richards, Layton & Finger, P.A. as Delaware legal counsel, whom we refer to as RLF.

        Later on January 7, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Manatt and Sandler at the request of the special transaction committee. At the meeting, the special transaction committee elected Eric George to serve as the chair of the special transaction committee.

        During the week of January 11, members of management continued to discuss and provide certain due diligence materials in connection with Midland's ongoing due diligence investigation. 1st Century also determined to engage Sullivan & Cromwell LLP, which we refer to as Sullivan & Cromwell, as legal counsel to 1st Century for the potential transaction going forward.

        On January 14, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. Messrs. Rothenberg and DiNapoli provided the special transaction committee members with an update regarding the due diligence process, including with respect to Midland's continued review of documents posted to the electronic data room as well as in person and telephonic due diligence sessions between certain 1st Century employees and their counterparts at Midland that had taken place in the preceding week. Representatives of Sullivan & Cromwell then provided an overview of next steps and milestones in connection with the transaction and other transaction related matters. Management and 1st Century's advisors also discussed the need and plans for certain reverse due diligence with respect to Midland.

        On January 18, 2016, Midland and representatives of Covington & Burling LLP, legal counsel to Midland, which we refer to as Covington, provided a draft merger agreement to 1st Century and Sullivan & Cromwell.

        On January 22, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. At the meeting, members of management provided the special transaction committee with an update regarding Midland's due diligence and due diligence sessions taking place with certain 1st Century employees and their counterparts at Midland. Representatives of Sullivan & Cromwell then reviewed the terms of the current draft merger agreement with the special transaction committee, and discussed, among other things, regulatory approvals, the conditions to closing (including a condition requiring certain then unspecified 1st Century employees to have entered into employment agreements and that such agreements be in full force and effect and the applicable employees be ready, willing and able to perform their duties thereunder), the provisions that enable the directors to change their recommendation of the merger under certain circumstances and the termination fee payable by 1st Century upon termination for specified reasons. Sullivan & Cromwell then reviewed the directors' fiduciary duties generally and in the context of the proposed merger. After receiving input from management and the special transaction committee, the special transaction committee authorized management and Sullivan & Cromwell, in consultation with RLF, to proceed with negotiations on the terms of the merger agreement with Covington.

        On January 26, 2016, certain members of management of 1st Century, representatives of Sullivan & Cromwell and Sandler participated in a conference call regarding certain reverse diligence matters related to Midland with certain members of management of Midland and representatives of Covington.

        On January 27, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell at the request of the special transaction committee. Management and Sullivan & Cromwell updated the special transaction committee regarding the reverse due diligence call and the status of the draft documentation.

        On January 28, 2016, the 1st Century board held a regularly scheduled meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell at the request of the 1st Century board. During the course of that meeting, the 1st Century board received a transaction update from Mr. Rothenberg, including, among other things, a discussion on Midland's due diligence process, the status of negotiations on the merger agreement and an update regarding the reverse due diligence call with Midland. In light of the discussions with Midland, the 1st Century board deferred approval of certain restricted stock grants.

        On February 2, 2016, Mr. Records and Todd Dobson, Midland's Chief Financial Officer, met with Messrs. Rothenberg and DiNapoli in Los Angeles to discuss personnel matters. Midland provided Messrs. Rothenberg and DiNapoli with term sheets outlining proposed employment terms and the terms of certain non-compete and restrictive covenant agreements to be entered into by Messrs. Rothenberg and DiNapoli.

        Also on February 2, 2016, Sullivan & Cromwell and Covington discussed Sullivan & Cromwell's markup to the draft merger agreement, including, among other things, the standard for securing regulatory approvals, the scope of the representations and warranties, certain interim operating covenants, the provisions allowing 1st Century to discuss and negotiate acquisition proposals with third parties and to change its recommendation of the merger (including for intervening events), conditions to closing, the termination rights, the events that would give rise to the payment of a termination fee and the size of the termination fee. That same day, Covington circulated a revised draft of the merger agreement and a draft voting agreement pursuant to which directors and certain officers of 1st Century, who collectively own approximately 21.5% of 1st Century's outstanding shares, would be obligated, among other things, to vote in favor of the proposed transaction and against any competing proposals.

        On February 3, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. Messrs. Rothenberg and DiNapoli updated the special transaction committee regarding their discussions with Midland regarding their employment terms and indicated that Midland wanted to negotiate the terms of Mr. Rothenberg and Mr. DiNapoli's employment before negotiating arrangements with certain other management personnel. Sullivan & Cromwell discussed the revised draft merger agreement provided by Covington, including, among other things, the conditions to closing, specifically the condition related to the employment arrangements, and the fact that Midland had not yet confirmed that such condition would be limited to Messrs. Rothenberg and DiNapoli, as well as the termination and termination fee provisions.

        From February 3, 2016 through February 10, 2016, Sullivan & Cromwell and Covington continued to negotiate the key terms of the proposed merger agreement. During this time, Sullivan & Cromwell continued to seek confirmation from Covington that the only employees subject to the employment closing condition in the merger agreement would be Messrs. Rothenberg and DiNapoli, and asked Covington to identify any additional employees that would be required to enter into employment agreements as a condition to the signing of the merger agreement.

        On February 10, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. Sullivan & Cromwell updated the special transaction committee on the terms of the draft merger agreement and noted that Covington had conveyed that Midland would require that three additional employees (other than Messrs. Rothenberg and DiNapoli), who we refer to as the first three employees, enter into employment agreements as a condition to its signing the merger agreement and would impose an additional closing condition that at least two out of the first three employees continue to be employed at closing. These three employees were at that time only parties to severance, and not employment, agreements with 1st Century. Additionally, Sullivan & Cromwell informed the special transaction committee that Midland had not yet conveyed which or how many additional employees would be required to enter into employment agreements as a condition to signing the merger agreement. Representatives of Sullivan & Cromwell informed the special transaction committee that they had advised Covington that it was imperative that such additional employees be identified as soon as possible, because it would take time to negotiate agreements with any such individuals. Messrs. Rothenberg and DiNapoli indicated that based on their discussions with representatives from Midland, they were anticipating that Midland would seek to require up to six additional employees to enter into employment agreements and/or retention agreements prior to signing the merger agreement. Messrs. Rothenberg and DiNapoli then updated the special transaction committee regarding the negotiation of their respective employment arrangements, noting that Midland had still only provided term sheets. The special transaction committee instructed management and Sullivan & Cromwell that any conversations with Midland should not indicate acceptance of Midland's request regarding the expansion of the employee closing condition to the first three employees and should emphasize that Midland needs to identify any additional employees for whom employment agreements or retention agreements would be required as a condition to signing, and provide drafts of all expected employment or retention agreements as soon as possible.

        On February 11, 2016, Covington and Sullivan & Cromwell discussed the open issues relating to the draft merger agreement, including the conditions to closing, termination rights and related fees and expenses.

        Later on February 11, 2016, Covington circulated a revised draft of the merger agreement and a draft form of non-competition and restrictive covenant agreement to Sullivan & Cromwell.

        On February 12, 2016, Midland circulated proposed term sheets to the first three employees. On this same day, certain members of management of 1st Century and representatives of Sandler participated in a conference call during which they reviewed 1st Century's 2015 year end results, revised financial projections reflecting updates to 1st Century's expected future results, and certain due diligence questions with certain members of management of Midland and representatives of Macquarie Capital, Midland's investment banker, which we refer to as Macquarie. During the discussion, year-end results versus budgeted financials, deposit growth, funding costs, capital raise related expenses, material changes in the interest rate environment and 1st Century's capital needs were reviewed. Furthermore, January 2016 results were provided by 1st Century. Following the call, 1st Century provided Midland and Macquarie with the updated budget for years 2016 - 2019.

        On February 15, 2016, Mr. Dobson indicated to Mr. DiNapoli that three additional employees (other than Messrs. Rothenberg and DiNapoli and the first three employees), who we refer to as the second three employees, would be required to execute employment agreements as a condition to signing of the merger agreement. These three employees were at that time only parties to severance, and not employment, agreements with 1st Century. In addition, Mr. Dobson indicated that Midland would require that five additional employees (beyond those with whom Midland was requesting employment agreements) execute retention agreements prior to signing.

        On February 16, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell at the request of the special transaction committee. Mr. DiNapoli updated the special transaction committee on, among other things, the employment term sheets Midland had circulated to the first three employees, certain initial negative reactions of these employees, certain substantive issues regarding the proposed employment agreements with Messrs. Rothenberg and DiNapoli and the request from Midland that the second three employees enter into employment agreements and five additional employees enter into retention agreements as a condition to signing the merger agreement. Representatives of Sullivan & Cromwell updated the special transaction committee on the latest draft merger agreement received from Covington. The special transaction committee also discussed, among other things, how the additional employment and retention agreement issues could potentially impact the timing of signing a definitive merger agreement and noted that the 60-day exclusivity period contemplated by the indication of interest would expire on February 20, 2016.

        Later on February 16, Midland communicated through Macquarie that Midland was lowering its proposed offering price from $12.00 per share to $11.13 per share. Thereafter, on February 16, 2016 and February 17, 2016, representatives of Sandler participated on calls with Mr. Records and Macquarie regarding the proposed change in price. On February 17, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. Representatives of Sandler updated the special transaction committee regarding, among other things, their discussions with Mr. Records and representatives of Macquarie regarding the changed price proposal from Midland, noting that Sandler had not made any indication as to whether 1st Century would be agreeable to the change and that they were still in the process of analyzing the revised offer. The special transaction committee expressed disappointment in the lower price and instructed Sandler to continue to analyze the reduced price and engage in additional discussions with Midland and Macquarie regarding their purported justifications therefor. The special transaction committee also informed members of management and 1st Century's advisors that, in light of Midland's continued insistence on employment agreements as a condition to executing the merger agreement, members of 1st Century management should continue to work to resolve outstanding employee matters. In light of the proposed reduction in the purchase price and the on-going employment discussions, the special transaction committee supervised a process under which the negotiation of the substantive terms of the employment agreements were separate and distinct from the negotiation of the purchase price.

        Later on February 17, 2016, Mr. Dobson emailed Mr. DiNapoli a spreadsheet outlining the proposed terms for the second three employees required to execute employment agreements and the five employees Midland had identified to execute retention agreements, in each case prior to execution of the merger agreement.

        On February 18, 2016, Messrs. Rothenberg and DiNapoli met at Midland's headquarters with Messrs. Records and Dobson, as well as Midland's head of Human Resources, to discuss the substantive remaining issues regarding their respective employment arrangements and the employment and retention arrangements Midland was proposing with respect to additional members of 1st Century management.

        Also on February 18, 2016, and again on February 19, 2016, the special transaction committee held meetings that were also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. At the meetings, Messrs. Rothenberg and DiNapoli updated the special transaction committee regarding, among other things, their discussions with Midland regarding proposed employment and personnel arrangements, including, among other things, progress regarding Mr. Rothenberg and DiNapoli's arrangements and the comments from counsel to the first three employees. Mr. Rothenberg reported that he was satisfied with the substantive terms of his employment agreement. Mr. Rothenberg further reported that Midland and Mr. DiNapoli agreed that the term of Mr. DiNapoli's employment agreement would be four years (instead of three as requested by Mr. DiNapoli), the term of Mr. DiNapoli's non-compete agreement would be four years (instead of three as requested by Mr. DiNapoli), Mr. DiNapoli would agree to additional restrictive covenants not included in his existing employment agreement and Midland would pay Mr. DiNapoli an additional retention bonus payable one-half in year three and one-half in year four of his new employment agreement. Messrs. Rothenberg and DiNapoli then updated the special transaction committee regarding certain discussions with Messrs. Records and Dobson in which they agreed that (i) the first three employees need not be covered by the employee related closing condition, but would still be required to enter into employment agreements at signing and (ii) the proposed retention agreements with the five additional individuals would not be required as a condition to signing so long as 1st Century agreed to use reasonable best efforts to cause such agreements to be executed between signing and closing. The special transaction committee instructed Mr. DiNapoli to speak with the employees to discuss their concerns.

        Discussions continued with the first three employees and their counsel through the weekend of February 20 and 21, 2016. On Monday, February 22, 2016, these three employees met with representatives from Midland to discuss their respective roles following the proposed merger.

        Later on February 22, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. Sandler discussed with the special transaction committee, among other things, Midland's proposed reduction in price and certain justifications Midland and Macquarie had provided to Sandler, which, among other things, included the change in expected future interest rates that had occurred since December 2015 and the resulting expected impact on 1st Century's net interest margin through 2020, the greater than expected compliance overhead, and a differential versus 1st Century's projections of $70 million in deposits as of January 31, 2016, $50 million of which Midland assumed to be a permanent shortfall. Sandler, the special transaction committee and members of management went on to discuss the general downturn and disruption in the stock markets, in particular discussing the significant decline in the stock prices for bank holding companies since the beginning of the year. The meeting participants also discussed, among other things, Midland's revised offer relative to the other bids that had been provided in December prior to the renewed volatility in the markets. Messrs. Rothenberg and DiNapoli updated the special transaction committee regarding their discussions on employment and personnel matters, including whether 1st Century could satisfy Midland's conditions to signing regarding additional employment agreements.

        On February 23, 2016, one of the initial bidders that had submitted a bid in December contemplating an acquisition of 1st Century for 100% stock consideration emailed Messrs. Rothenberg and DiNapoli indicating that the company remained interested in a potential acquisition of 1st Century. This bidder's preliminary indication of interest contemplated a fixed-exchange ratio at an implied price per share of $11.00.

        Later on February 23, 2016, representatives of Sandler had an additional discussion with representatives of Macquarie regarding Midland's proposed reduction in price and the justifications Midland and Macquarie had provided to Sandler.

        On February 24, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. At the meeting, the special transaction committee and representatives of Sullivan & Cromwell and Sandler discussed the email of February 23, 2016, including, among other things, the price previously offered by this bidder, the proposed form of consideration such bidder had offered, the progress that had been made with Midland towards reaching a definitive agreement and regarding their due diligence process, the belief that a definitive agreement with Midland could potentially be reached in a relatively short time, the need for this other bidder to conduct due diligence if further discussions were to be pursued, and other advantages and disadvantages of reengaging with this alternative bidder, including the risk of Midland withdrawing its offer. Representatives of Sullivan & Cromwell advised the special transaction committee, among other things, regarding their fiduciary duties in this context and the special transaction committee determined that the email from the other bidder would be discussed with the full 1st Century board.

        Messrs. Rothenberg and DiNapoli and two of the first three employees met with Mr. Dobson on February 25, 2016, to discuss some of the remaining open points pertaining to employment and personnel issues and the arrangements that Midland was requiring as a condition to signing.

        On February 26, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. The attendees discussed the status of the remaining open items generally, including the proposed reduction in purchase price, the email correspondence from one of the initial bidders that had submitted a bid in December, and whether 1st Century could satisfy Midland's conditions to signing regarding additional employment and retention agreements. The special transaction committee instructed management and 1st Century's advisors that they should continue to try to resolve the open employment and personnel issues that Midland was continuing to require as a condition to signing.

        On February 29, 2016, Midland contacted Mr. DiNapoli to convey its proposed resolution of the open employment agreement issues with the first three employees.

        Also on February 29, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. Mr. DiNapoli reported on the status of the transaction documentation and the outstanding employment and personnel issues.

        On March 2, 2016, Midland sent draft employment agreements for the second three employees. These three employees only had minor comments to the proposed agreements that were resolved with their counsel over the next few days.

        Later on March 2, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. Mr. DiNapoli provided the special transaction committee with an update regarding, among other things, the outstanding employment and personnel issues noting that the first three employees had agreed on substantive business terms with Midland. Mr. DiNapoli reported that the final terms did not provide any additional financial remuneration to such employees beyond what they would have otherwise received as a result of the merger under 1st Century's existing arrangements, but instead modified the timing of such payments, and included additional conditions and restrictive covenants. The special transaction committee concluded that 1st Century would likely be able to satisfy Midland's conditions to signing regarding additional employment agreements and asked representatives of Sandler to present an overview of the timeline and discussions with Midland to date. Representatives of Sandler then recapped the indications of interest received in December. In addition, Sandler reviewed with the special transaction committee their financial analyses regarding 1st Century including in light of Midland's currently proposed purchase price, and including, among other things, a comparable company analysis, a net present value analysis and certain comparable transaction analyses. Representatives of Sandler and members of the special transaction committee also reviewed 1st Century's stand-alone financial projections prepared by 1st Century management. The attendees at the meeting proceeded to discuss, among other things, the unsolicited email of February 23, 2016 that had been received from one of the initial bidders, the justifications that Midland and Macquarie had provided to Sandler regarding the price reduction, the process undertaken to date as well as strategy for responding to Midland's proposed price reduction and authorized Messrs. Rothenberg and DiNapoli to arrange a meeting with Midland to discuss the price reduction.

        On March 3, 2016, the 1st Century board held a regularly scheduled meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the 1st Century board. During the course of that meeting, the 1st Century board received a transaction update from Messrs. Rothenberg and DiNapoli, including, among other things, a discussion of Midland's proposed price reduction. Sandler discussed certain justifications that Midland and Macquarie had provided to Sandler regarding the price reduction, which justifications had previously been discussed with the special transaction committee, and Sandler, management and the 1st Century board also discussed the general downturn and disruption in the markets, in particular discussing the significant decline in the stock prices for bank holding companies since the beginning of the year. The 1st Century board also discussed the unsolicited email of February 23, 2016 that had been received from one of the initial bidders indicating that it remained interested in a potential acquisition of 1st Century. This included discussions regarding, among other things, the price previously offered by this bidder, the proposed form of consideration such bidder had offered, the progress that had been made with Midland towards reaching a definitive agreement and the belief that a definitive agreement with Midland could potentially be reached in a relatively short time, Midland's due diligence process, the need for this other bidder to conduct due diligence if further discussions were to be pursued, and other risks related to reengaging with this or any other alternative bidder, including the risk of Midland withdrawing its offer. Based on these discussions and the factors mentioned above, the 1st Century board determined that 1st Century should continue to focus on the proposed transaction with Midland and that Messrs. Rothenberg and DiNapoli should go back to Midland to discuss the proposed transaction price and see if they could achieve any improvement over the $11.13 proposal.

        Also on March 3, 2016, prior to and following the 1st Century board meeting, Messrs. Rothenberg and DiNapoli had discussions with Messrs. Records and Dobson. In their discussions, in an effort to get Midland to improve its offered price, Messrs. Rothenberg and DiNapoli discussed Midland's justifications for the reduced purchase price. Messrs. Rothenberg, DiNapoli, Records and Dobson also discussed the process going forward with respect to purchase price discussions.

        On March 4, 2016, Midland sent Messrs. Rothenberg and DiNapoli a letter requesting confirmation that 1st Century had formally rejected the $11.13 offer price. In response to this letter, Messrs. Rothenberg and DiNapoli called Mr. Dobson and indicated that the $11.13 price had not yet been formally presented to the 1st Century board for approval, which was confirmed by email. On this telephone call, Messrs. Rothenberg and DiNapoli further noted that following receipt of the letter,

Mr. Rothenberg canvassed the 1st Century board and believed that the 1st Century board would likely support a transaction with Midland in the $11.40s.

        On March 7, 2016, Midland sent Messrs. Rothenberg and DiNapoli a letter including what Midland characterized as its non-binding "best and final" proposal to acquire 1st Century at a price per share of $11.22 in cash. The letter also stated that Midland's proposal was contingent on entry into a proposed merger agreement in substantially the form to be submitted by Covington later on March 7, and entry into the voting agreement, employment agreements and non-compete and restrictive covenant agreements in substantially the forms last provided to 1st Century and that the proposal would expire if not countersigned by midday on March 8, 2016. Prior to receipt of a revised draft merger agreement from Covington, Sullivan & Cromwell verbally conveyed to Covington comments on the merger agreement and the non-compete and restrictive covenant agreements. As contemplated by the letter, Covington sent a revised draft merger agreement later that day reflecting certain comments raised in the earlier discussions with Sullivan & Cromwell.

        On March 8, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. At the meeting, representatives of Sullivan & Cromwell and Sandler provided an update to the special transaction committee on, among other things, the process of finalizing outstanding items with representatives of Midland and Covington. Representatives of Sullivan & Cromwell provided an update on the terms of the draft merger agreement and the other documents received from Covington. A representative of Sandler reviewed with the special transaction committee Sandler's financial analysis of the per share merger consideration, including, among other things, that the proposed price represented a 43.8% premium over 1st Century's March 7, 2016 closing price, a comparable company analysis, a net present value analysis and certain comparable transaction analyses. Representatives of Sandler and members of the special transaction committee also reviewed 1st Century's stand-alone financial projections prepared by 1st Century management. The members of the special transaction committee engaged in an extensive discussion regarding the proposed transaction.

        Later on March 8, 2016, the 1st Century board held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the 1st Century board. A representative of Sullivan & Cromwell discussed the directors' fiduciary duties and reviewed the terms of the proposed merger agreement, including, among other things, the conditions to closing, the deal protection measures in the proposed merger agreement and the proposed voting agreement, and the interaction between the deal protection measures and the standstill provisions included in the confidentiality agreements entered into with the other parties who had submitted bids. The 1st Century board also considered the progress that had been made with Midland and the advantages and disadvantages of reengaging with alternative bidders. A representative of Sandler reviewed with the 1st Century board Sandler's draft financial analysis of the per share merger consideration, including, among other things, that the proposed price represented a 43.8% premium over 1st Century's March 7, 2016 closing price, a comparable company analysis, a net present value analysis and certain comparable transaction analyses. Representatives of Sandler and members of the 1st Century board also reviewed 1st Century's stand-alone financial projections prepared by 1st Century management. Following these discussions, the 1st Century board instructed Mr. Rothenberg to indicate verbally to Midland that the 1st Century board would be supportive of a purchase price of $11.22 per share, acknowledging that final details of the transaction documents needed to be worked out.

        Over the course of the next two days, members of 1st Century management and representatives of Sullivan & Cromwell and Sandler worked with Midland and its representatives to finalize the merger agreement, disclosure schedules and the other definitive transaction documentation.

        In the morning of March 10, 2016, the special transaction committee held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the special transaction committee. At the meeting, representatives of Sandler and Sullivan & Cromwell provided an update to the special transaction committee on the state of the documentation and the process of finalizing outstanding items with representatives of Midland and Covington. Representatives of Sullivan & Cromwell provided an update on, among other things, the terms of the draft merger agreement, employment agreements, non-competition and restrictive covenant agreements and voting agreement, reviewed the agenda for the 1st Century board meeting, including a review of the directors' fiduciary duties with respect to the proposed transaction, as well as next steps after signing definitive documentation. A representative of Sandler reviewed with the special transaction committee Sandler's financial analysis of the per share merger consideration, including, among other things, that the proposed price represented a 40.3% premium over 1st Century's March 9, 2016 closing price, and Sandler indicated it was prepared to issue a fairness opinion later that day at the 1st Century board meeting. The members of the special transaction committee engaged in an extensive discussion regarding the proposed transaction, including, among other things, the financial analysis undertaken by Sandler, the indications of interest received in December, the terms of the proposed final documentation, the progress that had been made with Midland and the advantages and disadvantages of reengaging with alternative bidders. At the conclusion of the discussion, the special transaction committee determined to recommend to the 1st Century board that, subject to the 1st Century board receipt of the opinion of Sandler that the per share merger consideration to be paid to the holders of 1st Century shares pursuant to the merger agreement was fair, from a financial point of view, the 1st Century board (i) determine that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of 1st Century and its stockholders, (ii) approve and declare advisable the merger agreement and the transactions contemplated by the merger agreement and (iii) resolve to recommend that the stockholders of 1st Century vote to adopt the merger agreement.

        Later on March 10, 2016, the 1st Century board held a meeting that was also attended by certain members of management and representatives of Sullivan & Cromwell and Sandler at the request of the 1st Century board. Representatives of Sullivan & Cromwell discussed the directors' fiduciary duties and reviewed the terms of the proposed merger agreement, including, among other things, the conditions to closing, the deal protection measures in the proposed merger agreement and the proposed voting agreement, and the interaction between the deal protection measures and the standstill provisions included in the confidentiality agreements entered into with the other parties who had submitted bids as well as the employment agreements and non-competition and restrictive covenant agreements. Representatives of Sandler reviewed with the board of directors Sandler's financial analysis of the per share merger consideration, including, among other things, that the proposed price represented a 40.3% premium over 1st Century's March 9, 2016 closing price, and rendered to the 1st Century board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated March 10, 2016 that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the per share merger consideration to be paid to the holders of 1st Century shares (other than certain excluded shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders. For a more detailed discussion of Sandler's opinion, please see below under the caption "—Opinion of Sandler O'Neill + Partners, L.P.". Such opinion is attached to this proxy statement as Annex D. The 1st Century board then engaged in discussions regarding the proposed transaction, including, among other things, the indications of interest received in December, the terms of the proposed final documentation, the progress that had been made with Midland and the advantages and disadvantages of reengaging with alternative bidders. Following consideration of the merger agreement and the transactions contemplated by the merger agreement and the recommendation of the special transaction committee, the 1st Century board, among other things, unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement are fair to, and in the best interest of, 1st Century and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, (iii) resolved that the merger agreement be submitted for consideration and adoption by the stockholders of 1st Century entitled to vote thereon and recommended that the 1st Century stockholders adopt the merger agreement. The 1st Century board also discussed and approved the amendment to 1st Century's bylaws to include a forum selection clause.

        Thereafter on March 10, 2016, Midland, Merger Sub and 1st Century executed the merger agreement and Midland and/or MidFirst entered into the voting agreement, employment agreements and non-competition and restrictive covenant agreements with the individuals party thereto. 1st Century and Midland subsequently issued a joint press release announcing the execution of the merger agreement.

Reasons for the Merger; Recommendation of the Board of Directors

        The 1st Century board unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement.

        In reaching its decision to approve and recommend the adoption of the merger agreement and the transactions contemplated by the merger agreement, the 1st Century board consulted with 1st Century's management, as well as its financial and legal advisors, and considered a number of factors, including the following material factors:

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  Per Share Merger Consideration.  The 1st Century board considered that the per share merger consideration represented an approximately 40.3% premium over 1st Century's closing share price on March 9, 2016, the day before the transaction was announced. The 1st Century board considered that in its view it had obtained Midland's "best and final" offer and that, as of the date of the merger agreement, the per share cash consideration represented the highest per share consideration reasonably obtainable.

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  Business, Financial Condition and Prospects of 1st Century.  The 1st Century board considered the current and historical financial condition, results of operations, business, competitive position, assets and prospects of 1st Century and the risks and challenges associated with remaining an independent institution. The 1st Century board also considered the current environment in the financial services industry, including national, regional and local economic conditions and the continued low interest rate environment, continued consolidation, increased operating costs resulting from regulatory initiatives and compliance mandates, increasing nationwide and global competition, the current environment for community banks and current financial market conditions. The 1st Century board weighed the certainty of realizing a compelling value for 1st Century's common stock in the merger compared to the uncertain potential value that might result from other alternatives reasonably available to 1st Century, including the alternative of remaining a standalone independent company. In light of a number of factors, including the risks and uncertainty associated with 1st Century and its business (including, among other things, the risk factors set forth in 1st Century's Annual Report on Form 10-K for the fiscal year ended December 31, 2015), the 1st Century board believed that a sale of 1st Century to Midland for $11.22 per 1st Century share in cash was more favorable to 1st Century's stockholders than the alternative of remaining a standalone independent company.

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  Market Check.  1st Century and Sandler actively sought proposals from other parties they believed would potentially be interested in acquiring 1st Century (as more fully described above in "—Background of the Merger"). The 1st Century board also considered a variety of strategic alternatives to maximize stockholder value, including, among other things, raising additional capital to sustain 1st Century's organic growth, a potential sale of 1st Century or a merger of 1st Century with another community bank, taking into account, among other things, 1st Century's business strategy and prospects, changes in the industry and the continued consolidation of community banks.

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  Negotiation Process.  The 1st Century board considered the fact that the terms of the merger agreement were the result of arm's-length negotiations conducted by 1st Century, with the knowledge and at the direction of the special transaction committee and the 1st Century board, and with the assistance of independent financial and legal advisors.

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  Certainty of Consideration.  The 1st Century board considered the fact that the merger consideration is to be paid entirely in cash, which will allow 1st Century's stockholders to realize, upon the closing, a certainty of value and liquidity particularly when viewed in light of the risks and uncertainties inherent in 1st Century's prospects and the market, economic and other risks that arise from owning an equity interest in a public company.

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  Likelihood of Consummation.  The 1st Century board considered the likelihood of the merger being completed, based on, among other factors, the absence of a financing condition in the merger agreement and the requirement that both parties use reasonable best efforts to obtain applicable regulatory approvals. In addition, the 1st Century board considered its understanding of Midland's ability to successfully complete the merger, including its understanding of the financial capability of Midland, Midland's regulatory relations, prevailing trends affecting the regulatory approval of bank mergers and the factors considered by bank regulators in approving such mergers, and the expectation that such regulatory approvals would be received in a timely manner and without the imposition of a burdensome condition.

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  Opinion of Financial Advisor.  The 1st Century board considered the presentation of Sandler and the oral opinion of Sandler to the 1st Century board (which was subsequently confirmed in writing by delivery of Sandler's written opinion dated March 10, 2016, a copy of which is attached to this information statement as Annex B and which you should read carefully in its entirety) to the effect that, as of March 10, 2016 and subject to the assumptions, qualifications, limitations and other matters considered in the opinion, the merger consideration to be received by the holders of 1st Century shares was fair, from a financial point of view, to such stockholders. For a further discussion of Sandler's opinion, see "Opinion of Sandler O'Neill & Partners, L.P."

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  Certain Management Projections.  The 1st Century board considered certain prospective forecasts for 1st Century prepared by senior management of 1st Century, which reflect an application of various commercial assumptions of 1st Century senior management. For further discussion, see "—Certain Unaudited 1st Century Forecasts".

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  Other Terms of the Merger Agreement.  The 1st Century board considered other terms of the merger agreement, which are more fully described in "The Merger Agreement". Certain provisions of the merger agreement that the 1st Century board considered important include, among other things, the provisions relating to (i) the ability to respond to unsolicited acquisition proposals in certain circumstances, (ii) the ability of 1st Century to terminate the merger agreement in certain circumstances to enter an agreement with respect to a superior proposal (subject to certain matching rights and the payment of the termination fee), (iii) the ability of the 1st Century board to change its recommendation in certain circumstances (subject to certain matching rights and potentially requiring 1st Century's payment of the termination fee), (iv) the obligations of 1st Century and Midland to use their respective reasonable best efforts to satisfy the conditions to the consummation of the merger, (v) the outside date (as defined in "The Merger Agreement—Termination of the Merger Agreement"), after which the merger agreement may be terminated if the merger has not been consummated and (vi) the ability of 1st Century stockholders to vote on the adoption of the merger agreement.

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  Availability of Appraisal Rights.  The 1st Century Board considered the fact that stockholders who do not vote to adopt the merger agreement and who follow certain procedures prescribed by the

    DGCL will have the right to dissent from the merger and to demand appraisal of the fair value of their shares under the DGCL.

        The 1st Century board also considered a variety of potentially negative reasons in its deliberations concerning the merger agreement and the merger, including the following (not in any relative order of importance):

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  No Ongoing Equity Interest in 1st Century.  The 1st Century board considered that the merger would preclude 1st Century's stockholders from having the opportunity to participate in the future performance of 1st Century's assets and any potential future appreciation of the value of 1st Century's business.

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  Inability to Solicit Other Takeover Proposals.  The 1st Century board considered the covenant in the merger agreement prohibiting 1st Century from further soliciting other potential acquisition proposals and restricting its ability to entertain other potential acquisition proposals unless certain conditions are satisfied.

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  Expense Reimbursement and Termination Fees.  The 1st Century board considered the fact that 1st Century may be required to pay the termination fee of $4,500,000 if the merger agreement is terminated under certain circumstances, including to accept a superior proposal, and that the amount of the termination fee is comparable to termination fees in transactions of a similar size, was reasonable, would not likely deter competing bids and would not likely be required to be paid unless 1st Century entered into a more favorable transaction. Additionally, the 1st Century board considered that if the merger agreement is terminated under certain circumstances (as described in "The Merger Agreement—Termination Fees and Expenses") then 1st Century must reimburse up to $1,000,000 of Midland's documented out-of-pocket expenses.

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  Effect of Announcement.  The 1st Century board considered the effect of the public announcement of the transaction on 1st Century's operations, the price of 1st Century shares and employees, as well as its ability to attract and retain key personnel while the merger is pending and the possibility of any suit, action or proceeding in respect of the merger agreement or the transactions contemplated thereby.

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  Interim Operating Covenants.  The 1st Century board considered the restrictions in the merger agreement on the conduct of 1st Century's business prior to the consummation of the merger, requiring 1st Century to use its reasonable efforts to conduct its business in the ordinary course, and that may limit 1st Century from taking specified actions, subject to specific limitations, which may delay or prevent 1st Century from undertaking business opportunities that may arise pending consummation of the merger.

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  Risks the Merger May Not Be Completed.  The 1st Century board considered the risk that the conditions to the merger may not be satisfied and that, therefore, the merger would not be consummated. The 1st Century board also considered the risks and costs to 1st Century if the merger is not consummated, including the diversion of management and employee attention, potential employee attrition, the potential effect on 1st Century's business operations, including its relationships with customers, partners and others that do business with 1st Century, and the potential effect on the trading price of 1st Century shares.

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  Potential Conflicts of Interest.  The 1st Century board considered the potential conflict of interest created by the fact that 1st Century's executive officers and directors have financial interests in the transactions contemplated by the merger agreement, including the merger, that may be different from or in addition to those of other 1st Century stockholders, as more fully described in "The Merger—Interests of Certain Persons in the Merger".

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  Regulatory Approval.  The 1st Century board considered the risks associated with the regulatory and other approvals required in connection with the merger.

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  Tax Treatment.  The 1st Century board considered the fact that the receipt of the per share merger consideration generally would be taxable to 1st Century's stockholders that are U.S. holders for United States federal income tax purposes.

        The foregoing discussion of the information and reasons considered by the 1st Century board is not intended to be exhaustive, but includes the material reasons considered by the 1st Century board. In view of the variety of reasons considered in connection with its evaluation of the merger, the 1st Century board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different reasons. The 1st Century board did not undertake to make any specific determination as to whether any reason, or any particular aspect of any reason, supported or did not support its ultimate determination. The 1st Century board based its recommendation on the totality of the information presented. After considering these reasons, the 1st Century board concluded that the positive reasons related to the merger agreement and the transactions contemplated thereby substantially outweighed the potential negative reasons.

        Portions of this explanation of the reasons for the merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of "Cautionary Statement Regarding Forward-Looking Statements".

Opinion of Sandler O'Neill & Partners, L.P.

        By letter dated January 26, 2016, 1st Century retained Sandler to act as financial advisor to the 1st Century board in connection with 1st Century's consideration of a possible business combination. Sandler is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. The 1st Century board selected Sandler on the basis of the firm's reputation and its experience and expertise in the industry.

        Sandler acted as financial advisor in connection with the merger and participated in certain of the negotiations leading to the execution of the merger agreement. At the March 10, 2016 meeting of the 1st Century board at which the 1st Century board considered and discussed the terms of the merger agreement and the merger, Sandler delivered to the 1st Century board its oral opinion, which was subsequently confirmed in writing, to the effect that, as of such date, the per share merger consideration was fair to the holders of 1st Century shares from a financial point of view. The full text of Sandler's opinion is attached as Annex D to this proxy statement. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion. Holders of 1st Century shares are urged to read the entire opinion carefully in connection with their consideration of the merger.

        Sandler's opinion speaks only as of the date of the opinion. The opinion was directed to the 1st Century board in connection with its consideration of the merger and is directed only to the fairness, from a financial point of view, of the per share merger consideration to the holders of 1st Century shares. Sandler's opinion does not constitute a recommendation to any holder of 1st Century shares as to how such holder of 1st Century shares should vote with respect to the merger or any other matter. It does not address the underlying business decision of 1st Century to engage in the merger or any other aspect of the merger, the relative merits of the merger as compared to any other alternative business strategies that might exist for 1st Century or the effect of any other transaction in which 1st Century might engage. Sandler did not express any opinion as to the fairness of the amount or nature of the compensation to be received in the merger by 1st Century's officers, directors, or employees, or class of such persons, relative to the per share merger consideration to be received by 1st Century's stockholders. Sandler's opinion was approved by Sandler's fairness opinion committee.

        In connection with rendering its opinion, Sandler reviewed, among other things:

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  a draft of the merger agreement, dated March 10, 2016;

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  certain publicly available financial statements and other historical financial information of 1st Century that Sandler deemed relevant;

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  certain publicly available financial statements and other historical financial information of Midland and Midland's wholly-owned subsidiary, MidFirst, that Sandler deemed relevant;

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  internal financial projections for 1st Century for the years ending December 31, 2016 through December 31, 2019 as well as an estimated asset growth rate for the year ending December 31, 2020, as provided by management of 1st Century;

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  the pro forma financial impact of the merger on Midland's capital ratios;

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  a comparison of certain financial information for 1st Century with similar institutions for which publicly available information is available;

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  the financial terms of certain recent business combinations in the commercial banking industry (on a regional and nationwide basis), to the extent publicly available;

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  the current market environment generally and the banking environment in particular; and

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  such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler considered relevant.

        Sandler also discussed with certain members of management of 1st Century the business, financial condition, results of operations and prospects of 1st Century and held similar discussions with management of Midland regarding the business, financial condition, results of operations and prospects of Midland.

        In performing its review, Sandler relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was available to Sandler from public sources, that was provided to Sandler by 1st Century or Midland or their respective representatives or that was otherwise reviewed by Sandler and Sandler assumed such accuracy and completeness for purposes of preparing its opinion. Sandler relied, at the direction of 1st Century, without independent verification or investigation, on the assessments of the management of 1st Century as to its existing and future relationships with key employees and partners, clients, products and services and Sandler assumed, with 1st Century's consent, that there would be no developments with respect to any such matters that would affect Sandler's analyses or opinion. Sandler further relied on the assurance of the management of 1st Century that it was not aware of any facts or circumstances that would have made any of such information inaccurate or misleading and Sandler assumed that no facts or circumstances existed that would have made any of the information provided by Midland inaccurate or misleading. Sandler was not asked to and did not undertake an independent verification of any of such information and did not assume any responsibility or liability for the accuracy or completeness thereof. Sandler did not make an independent evaluation or perform an appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of 1st Century or Midland or any of their respective subsidiaries, nor was Sandler furnished with any such evaluations or appraisals. Sandler rendered no opinion or evaluation on the collectability of any assets or the future performance of any loans of 1st Century or Midland. Sandler did not make an independent evaluation of the adequacy of the allowance for loan losses of 1st Century or Midland, or the combined entity after the merger and did not review any individual credit files relating to 1st Century or Midland. Sandler assumed, with 1st Century's consent, that the respective allowances for loan losses for both 1st Century and Midland were adequate to cover such losses and would be adequate on a pro forma basis for the combined entity.

        In preparing its analyses, Sandler used internal financial projections for 1st Century for the years ending December 31, 2016 through December 31, 2019, as well as an estimated asset growth rate for the year ending December 31, 2020, as provided by management of 1st Century. With respect to those projections and estimates, management of 1st Century confirmed to Sandler that those projections and estimates reflected the best currently available projections and estimates of management of the future financial performance of 1st Century, and Sandler assumed that such performance would be achieved. Sandler expressed no opinion as to such projections or estimates, or the assumptions on which they were based. Sandler also assumed that there had been no material change in 1st Century's or Midland's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to Sandler. Sandler also assumed in all respects material to its analysis that 1st Century and Midland would remain as going concerns for all periods relevant to its analyses.

        Sandler also assumed, with 1st Century's consent, that (i) each of the parties to the merger agreement would comply in all material respects with all material terms and conditions of the merger agreement and all related agreements, that all of the representations and warranties contained in such agreements were true and correct in all material respects, that each of the parties to such agreements would perform in all material respects all of the covenants and other obligations required to be performed by such party under such agreements and that the conditions precedent in such agreements were not and would not be waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on 1st Century, Midland or the merger or any related transaction, and (iii) the merger and any related transaction would be consummated in accordance with the terms of the agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements. Finally, with 1st Century's consent, Sandler relied upon the advice that 1st Century received from its legal, accounting and tax advisors as to all legal, accounting and tax matters relating to the merger and the other transactions contemplated by the merger agreement.

        Sandler's analyses and the views expressed therein are necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Sandler as of, the date of its opinion. Events occurring after the date thereof could materially affect Sandler's views. Sandler has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date thereof.

        In rendering its opinion, Sandler performed a variety of financial analyses. The summary below is not a complete description of all the analyses underlying Sandler's opinion or the presentation made by Sandler to the 1st Century board, but is a summary of the material analyses performed and presented by Sandler. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler's comparative analyses described below is identical to 1st Century or Midland and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of 1st Century and Midland and the companies to which they were compared. In arriving at its opinion, Sandler did not attribute any particular weight to any analysis or factor that it considered. Rather, Sandler made qualitative judgments as to the significance and relevance of each analysis and factor. Sandler did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinion, rather, Sandler made its determination as to the fairness of the per share merger consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole.

        In performing its analyses, Sandler also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of 1st Century, Midland and Sandler. The analyses performed by Sandler are not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Sandler prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the 1st Century board at its March 10, 2016, meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler's analyses do not necessarily reflect the value of 1st Century's common stock or the prices at which 1st Century shares may be sold at any time. The analyses of Sandler and its opinion were among a number of factors taken into consideration by the 1st Century board in making its determination to approve the merger agreement and the analyses described below should not be viewed as determinative of the decision of the 1st Century board or management with respect to the fairness of the merger.

        Summary of Proposed Merger Consideration and Implied Transaction Metrics.    Sandler reviewed the financial terms of the proposed merger. Pursuant to the terms of the merger agreement, upon the effective time, each 1st Century share issued and outstanding immediately prior to the effective time, other than certain shares described in the merger agreement, will be converted into the right to receive, without interest, $11.22 in cash. Based upon financial information for 1st Century as or for the twelve months ended December 31, 2015, Sandler calculated the following implied transaction metrics:

Transaction Price / LTM Earnings Per Share	43.2x
Transaction Price / Book Value Per Share	178%
Transaction Price / Tangible Book Value Per Share	178%
Tangible Book Premium / Core Deposits(1)	9.3%
Market Premium as of March 9, 2016	40.3%

(1)
Core deposits calculated as deposits less CDs greater than $100,000

        Comparable Company Analyses.    Sandler used publicly available information to compare selected financial information for 1st Century with a group of financial institutions selected by Sandler. The 1st Century peer group, consisted of California commercial banks whose securities are publicly traded with between $500 million and $1 billion in assets, as of December 31, 2015. The 1st Century peer group consisted of the following companies:

Oak Valley Bancorp	California Bank of Commerce	Plumas Bancorp
California First National Bancorp	American River Bankshares	CommerceWest Bank
First Choice Bank	Bay Commercial Bank	Seacoast Commerce Banc Holdings
Commonwealth Business Bank	Community West Bancshares	1st Capital Bank
United Security Bancshares	Open Bank	Summit State Bank
Presidio Bank	Avidbank Holdings, Inc.	Santa Cruz County Bank

        The analysis compared publicly available financial information for 1st Century with the corresponding data for the 1st Century peer group as of or for the twelve months ended December 31,

2015 (unless otherwise noted), with pricing data as of March 9, 2016. The table below sets forth the data for 1st Century and the median and mean data for the 1st Century peer group.

1st Century Comparable Company Analysis

	1st Century	1st Century Peer Group Mean	1st Century Peer Group Median
Total Assets ($ millions)	732	646	622
Market Capitalization ($ millions)	83	74	71
Price / Tangible Book Value	127%	116%	104%
Price / LTM Earnings Per Share(1)	30.8x	15.5x	14.9x
Dividend Yield	0.00%	0.66%	0.00%
LTM Net Interest Margin	3.50%	3.92%	3.96%
LTM Efficiency Ratio	76%	63%	64%
LTM Return on Average Assets	0.39%	0.85%	0.88%
LTM Return on Average Equity	4.0%	8.0%	7.4%
Tangible Common Equity / Tangible Assets	8.9%	10.5%	10.2%
Loan Loss Reserve / Gross Loans	1.5%	1.4%	1.3%
Non-Performing Assets / Total Assets(2)	0.1%	0.7%	0.4%
LTM Net Charge-offs / Average Loans	(0.0)%	0.1%	0.0%

(1)
Price / LTM Earnings Per Share multiples of greater than 50.0x or less than 0.0x defined as not meaningful.

(2)
Non-Performing Assets equal to nonaccrual loans and leases, renegotiated loans and leases, and real estate owned as a percentage of total assets.

        Analysis of Selected Merger Transactions.    Sandler reviewed two groups of recent merger and acquisition transactions consisting of a nationwide group as well as a California group. The nationwide group consisted of nationwide commercial bank transactions announced between January 1, 2015 and March 9, 2016, where the target's reported assets were between $500 million and $1 billion and the target's reported ratio of tangible common equity to tangible assets was between 7.0% and 10.0%, which we refer to as nationwide precedent transactions. The California group consisted of commercial bank transactions with targets located in California announced between January 1, 2013 and March 9, 2016 and where the target's reported assets were between $300 million and $1 billion, the target's reported last twelve months' return on average assets was greater than 0.0%, and the target's ratio of non-performing assets to assets was less than 5.0%, which we refer to as California precedent transactions.

        The nationwide precedent transactions group was composed of the following transactions:

Acquirer	Target
Hampton Roads Bankshares, Inc.	Xenith Bankshares, Inc.
BOK Financial Corporation	MBT Bancshares, Inc.
WSFS Financial Corporation	Penn Liberty Financial Corp.
First Midwest Bancorp, Inc.	NI Bancshares Corporation
Heartland Financial USA, Inc.	CIC Bancshares, Inc.
Pacific Premier Bancorp, Inc.	Security California Bancorp
Ameris Bancorp	Jacksonville Bancorp, Inc.
Park Sterling Corporation	First Capital Bancorp, Inc.
BNC Bancorp	Southcoast Financial Corporation
Prosperity Bancshares, Inc.	Tradition Bancshares, Inc.
Independent Bank Group, Inc.	Grand Bank
Heartland Financial USA, Inc.	Premier Valley Bank
Pinnacle Financial Partners, Inc.	Magna Bank
Pinnacle Financial Partners, Inc.	CapitalMark Bank & Trust
Farmers National Banc Corp.	National Bancshares Corporation

        The California precedent transactions group was composed of the following transactions:

Acquirer	Target
RBB Bancorp	TFC Holding Company
Pacific Premier Bancorp, Inc.	Security California Bancorp
Heartland Financial USA, Inc.	Premier Valley Bank
Heritage Commerce Corp	Focus Business Bank
Pacific Premier Bancorp, Inc.	Independence Bank
SKBHC Holdings LLC	Greater Sacramento Bancorp
CU Bancorp	1st Enterprise Bank
CVB Financial Corp.	American Security Bank
TriCo Bancshares	North Valley Bancorp
Heritage Oaks Bancorp	Mission Community Bancorp
Wilshire Bancorp, Inc.	Saehan Bancorp

        Using then latest publicly available information prior to the announcement of the relevant transaction, Sandler reviewed the following transaction metrics: transaction price to last-twelve-months earnings per share, transaction price to tangible book value per share, tangible book premium to core deposits, and one-day market premium. Sandler compared the indicated transaction metrics for the merger to the median metrics for each of the nationwide precedent transactions and California precedent transactions groups.

	Midland / 1st Century	Median for Nationwide Precedent Transactions	Median for California Precedent Transactions
Transaction price/LTM earnings per share	43.2x	18.2x	21.4x
Transaction price/Tangible book value per share	178%	165%	164%
Core deposit premium	9.3%	8.7%	7.8%
1-Day market premium	40.3%	25.0%	31.1%

        Net Present Value Analyses.    Sandler performed an analysis that estimated the net present value per share of 1st Century shares assuming 1st Century performed in accordance with internal financial projections for the years ending December 31, 2016 through December 31, 2019 as well as an estimated asset growth rate for the year ending December 31, 2020, as provided by management of 1st Century. Such internal projections also included the following assumptions, as provided by management of 1st Century: (i) the issuance of 218,000 restricted stock units during the first fiscal quarter of 2016, (ii) the issuance of $25 million of common equity in the second fiscal quarter of 2016, issued at $7.25 per share with a 6.0% gross spread and $350,000 in estimated offering related expenses, the net proceeds of such capital raising transaction to be invested in securities with a pre-tax yield of 2.0%, and (iii) the issuance of subordinated debentures to achieve an 11% total risk-based capital ratio for 1st Century in the years ending December 31, 2019 and December 31, 2020, with such debt assumed to be issued with a 7.0% coupon and the net proceeds of such capital raising transaction to be invested in securities with a pre-tax yield of 2.0%. To approximate the terminal value of 1st Century shares at December 31, 2020, Sandler applied price to 2020 earnings multiples ranging from 12.0x to 22.0x and multiples of December 31, 2020 tangible book value ranging from 100% to 150%. The terminal values were then discounted to present values using different discount rates ranging from 10.0% to 16.0%, which were chosen to reflect different assumptions regarding required rates of return of holders of prospective buyers of 1st Century shares. As illustrated in the following tables, the analyses indicated an imputed range of values per share of 1st Century shares of $4.22 to $10.09 when applying multiples of earnings and $4.35 to $8.51 when applying multiples of tangible book value.

Earnings Per Share Multiples

Discount Rate	12.0x	14.0x	16.0x	18.0x	20.0x	22.0x
10.0%	$5.50	$6.42	$7.34	$8.25	$9.17	$10.09
11.0%	$5.26	$6.14	$7.01	$7.89	$8.77	$9.64
12.0%	$5.03	$5.87	$6.70	$7.54	$8.38	$9.22
13.0%	$4.81	$5.61	$6.41	$7.21	$8.02	$8.82
14.0%	$4.60	$5.37	$6.14	$6.90	$7.67	$8.44
15.0%	$4.41	$5.14	$5.87	$6.61	$7.34	$8.08
16.0%	$4.22	$4.92	$5.63	$6.33	$7.03	$7.74

Tangible Book Value Multiples

Discount Rate	100%	110%	120%	130%	140%	150%
10.0%	$5.67	$6.24	$6.81	$7.37	$7.94	$8.51
11.0%	$5.42	$5.96	$6.51	$7.05	$7.59	$8.13
12.0%	$5.18	$5.70	$6.22	$6.74	$7.26	$7.78
13.0%	$4.96	$5.45	$5.95	$6.45	$6.94	$7.44
14.0%	$4.74	$5.22	$5.69	$6.17	$6.64	$7.12
15.0%	$4.54	$5.00	$5.45	$5.90	$6.36	$6.81
16.0%	$4.35	$4.78	$5.22	$5.65	$6.09	$6.52

        Sandler also considered and discussed with the 1st Century board how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler performed a similar analysis assuming 1st Century's net income varied from 25% above projections to 25% below projections. This analysis resulted in the following range of per share values for 1st Century shares, applying the price to 2020 earnings multiples range of 12.0x to 22.0x referred to above and a discount rate of 13.94%.

Variance to Projections	12.0x	14.0x	16.0x	18.0x	20.0x	22.0x
(25.0)%	$3.46	$4.04	$4.61	$5.19	$5.77	$6.35
(15.0)%	$3.92	$4.58	$5.23	$5.88	$6.54	$7.19
(5.0)%	$4.38	$5.11	$5.85	$6.58	$7.31	$8.04
0.0%	$4.61	$5.38	$6.15	$6.92	$7.69	$8.46
5.0%	$4.85	$5.65	$6.46	$7.27	$8.08	$8.88
15.0%	$5.31	$6.19	$7.08	$7.96	$8.84	$9.73
25.0%	$5.77	$6.73	$7.69	$8.65	$9.61	$10.58

        Pro Forma Merger Analysis.    Sandler analyzed the potential pro forma effects of the merger on Midland's capital ratios at closing, based on the following assumptions, as provided by Midland: (i) a per share purchase price of $11.22 in cash; (ii) an aggregate transaction value of approximately $116 million; (iii) 100% cash consideration; (iv) after-tax transaction costs at or prior to closing of $4.8 million; (v) a core deposit intangible asset of $11.7 million; and (vi) the reversal of 1st Century's allowance for loan and lease losses. The analysis indicated that Midland would remain well capitalized after the closing of the merger.

        Sandler's Relationship.    Sandler is acting as financial advisor to the 1st Century board in connection with the merger and a will receive a fee in an amount equal to 1.375% of the aggregate purchase price, which will become due and payable to Sandler upon the closing. Sandler received a fee in an amount equal to $250,000 from 1st Century upon rendering its opinion, which opinion fee will be credited in full towards the transaction fee becoming due upon the closing. 1st Century has also agreed to indemnify Sandler against certain liabilities arising out of Sandler's engagement and to reimburse Sandler for certain of its out-of-pocket expenses incurred in connection with the engagement.

        In the two years preceding the date of its opinion, as Sandler previously advised the 1st Century board, Sandler provided certain investment banking services to Midland in connection with Midland's acquisition of Steele Street Bank & Trust, which transaction closed on January 7, 2015, and received fees in an amount of $500,000 for such services and may provide, and receive compensation for, investment banking services to Midland in the future, including during the pendency of the merger. In the ordinary course of its business as a broker-dealer, Sandler may purchase securities from and sell securities to 1st Century and Midland and their respective affiliates. Sandler may also actively trade the equity and debt securities of Midland or its affiliates for Sandler's own account and for the accounts of Sandler customers.

Certain Unaudited 1st Century Forecasts

        1st Century does not as a matter of course publicly disclose forecasts or projections, due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, 1st Century is including in this proxy statement certain unaudited prospective financial information that was made available to Sandler and Midland in connection with the merger, which we refer to as the forecasts. These forecasts were prepared by management in good faith based on management's reasonable best estimates and assumptions with respect to 1st Century's future financial performance at the time they were prepared and speak only as of that time. The forecasts, with certain additional adjustments and assumptions, were used by Sandler in connection with the rendering of its fairness opinion to the 1st Century board and performing its related financial analysis, as described in "The Merger—Opinion of Sandler O'Neill & Partners, L.P."

        The summaries of these forecasts are not included in this proxy statement to induce any 1st Century stockholder to vote in favor of the adoption of the merger agreement or any other proposals to be voted on at the special meeting, but because these forecasts were made available to the 1st Century board, Sandler and Midland. The inclusion of these forecasts should not be regarded as an indication that 1st Century, the 1st Century board, Sandler or Midland considered, or now considers, these forecasts to be a reliable prediction of future results or to support or fail to support your decision whether to vote for or against the proposal to adopt the merger agreement. No person has made or makes any representation or warranty to any 1st Century stockholder regarding the information included in these forecasts.

        While these forecasts were prepared in good faith by management, no assurance can be made regarding future events. These forecasts also reflect assumptions as of the time of their respective preparation as to certain business decisions that are subject to change. Although presented with numerical specificity, these forecasts are based upon a variety of estimates and numerous assumptions made by management with respect to, among other matters, industry performance, the future interest rate environment, general business, economic, regulatory, market and financial conditions and other matters, including the factors described in "Cautionary Statement Regarding Forward-Looking Statements", many of which are difficult to predict, are subject to significant economic and competitive uncertainties, and are beyond 1st Century's control. These forecasts also assume that 1st Century would continue to operate as a standalone company and do not reflect any impact of the merger. In addition, because these forecasts cover multiple years, such information by its nature becomes less reliable with each successive year. As a result, there can be no assurance that the estimates and assumptions made in preparing these forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected results. These forecasts cannot, therefore, be considered a guaranty of future operating results, and this information should not be relied on as such.

        These forecasts were not prepared with a view toward public disclosure, soliciting proxies or complying with U.S. Generally Accepted Accounting Principles, which we refer to as GAAP, the published guidelines of the SEC regarding financial projections and forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections and forecasts. Neither 1st Century's independent registered public accounting firm nor any other independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the prospective financial information contained in these forecasts and, accordingly, neither 1st Century's independent registered public accounting firm nor any other independent registered public accounting firm has expressed any opinion or given any other form of assurance on such information or its achievability, and assumes no responsibility for, and disclaims any association with, the prospective financial information.

        The forecasts were prepared by 1st Century's management based on certain assumptions they believed to be potentially achievable. In connection with the rendering of its fairness opinion to the 1st Century board and performing its related financial analysis, Sandler included certain additional adjustments and assumptions as described in "The Merger—Opinion of Sandler O'Neill & Partners, L.P."

        The following table summarizes 1st Century's unaudited prospective financial information for the years ending December 31, 2016 through 2019 provided to Sandler and Midland and discussed by 1st Century with each such party and, in the case of Sandler, used, with certain further adjustments and assumptions as described above in "—Opinion of Sandler O'Neill & Partners, L.P.", in connection with its fairness opinion to the 1st Century board. In addition, 1st Century management provided Sandler with an estimated asset growth rate for the year ending December 31, 2020, which was substantially consistent with the annual growth rates shown in the forecasts below.

	Year Ending December 31,
	2016	2017	2018	2019
	($ in thousands)
Net Interest Income	29,092.3	35,430.6	43,066.4	52,360.4
Non-Interest Income	668.7	776.6	906.8	1,061.6
Non-Interest Expense	20,102.3	22,162.2	26,659.8	35,113.3
Net Income	4,381.8	6,782.4	8,524.7	8,931.7
Total Assets	851,990	1,021,364	1,230,056	1,490,399

Financing of the Merger

        The obligations of Midland and Merger Sub to complete the merger are not contingent upon the receipt of any financing. Midland has informed 1st Century that it expects that funds needed by Midland in connection with the merger will be derived from Midland or MidFirst's (i) cash on hand, (ii) borrowings from existing credit facilities, or (iii) any combination of the foregoing.

Closing and Effective Time of Merger

        The closing is required to take place on the third business day following the date that the conditions set forth in the merger agreement (described in "The Merger Agreement—Conditions to Completion of the Merger") have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place or time as Midland and 1st Century may mutually agree.

        Assuming timely satisfaction of the necessary closing conditions, we currently expect the closing to occur in the second half of 2016 or sooner.

        The merger will become effective at such time as such certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such later time as may be specified in such certificate of merger.

Payment of Merger Consideration and Surrender of Stock Certificates

        Prior to the closing date, Midland will appoint a paying agent, which we refer to as the paying agent, with 1st Century's prior approval (which approval may not be unreasonably withheld, conditioned or delayed) to make payments of the per share merger consideration to 1st Century's stockholders.

        Prior to or on the closing date, Midland will make available to the paying agent immediately available funds, which we refer to as the exchange fund, necessary for the aggregate per share merger consideration to be paid in respect of 1st Century shares and 1st Century restricted shares. Promptly after the effective time, Midland or the paying agent will send to each holder of 1st Century shares that have been converted into the right to receive the per share merger consideration a letter of transmittal and instructions advising stockholders how to surrender their stock certificates and uncertificated shares in exchange for the per share merger consideration.

        Upon surrender to the paying agent of a certificate (or affidavit of loss in lieu thereof), together with a properly completed letter of transmittal, or receipt of an "agent's message" by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request) in the case of a book-entry transfer of uncertificated shares, each 1st Century stockholder (other than with respect to excluded shares and dissenting shares) will be entitled to receive the per share merger consideration for each 1st Century share formerly represented by a certificate or for each uncertificated 1st Century share. To the extent reasonably practicable, Midland will have the option to fund the per share merger consideration to be paid with respect to certain 1st Century shares that previously represented 1st Century restricted shares by funding the necessary amounts to the payroll processor of 1st Century or Midland or any of their respective affiliates for payment of the per share merger consideration to the applicable holders by such payroll processor.

        No interest will be paid or accrued on any amount payable upon surrender of the certificates.

        If a 1st Century share certificate has been lost, stolen or destroyed, then, before a 1st Century stockholder will be entitled to receive the per share merger consideration in respect thereof, such stockholder will need to deliver an affidavit of that fact and, if required by the surviving corporation, post a bond (in such reasonable amount as the surviving corporation may direct) as indemnity against any claim that may be made with respect to such lost certificate.

        Each of the paying agent, the payroll processor, the surviving corporation and Midland will be entitled to deduct and withhold from the consideration otherwise payable to any person pursuant to the merger agreement such amounts to the extent it is required to deduct and withhold with respect to the making of such payment under any provision of tax law. Any amounts so withheld will be remitted to the applicable governmental entity and treated for all purposes of the merger agreement as having been paid to such person.

Interests of Certain Persons in the Merger

        In considering the recommendation of the 1st Century board with respect to the proposal to adopt the merger agreement, you should be aware that executive officers and directors of 1st Century have certain interests in the merger that are different from, or in addition to, the interests of 1st Century stockholders generally. The directors of 1st Century were aware of these interests and considered them at the time they evaluated and negotiated the merger agreement and the merger, and in recommending that the merger agreement be adopted by the stockholders of 1st Century. These interests are described below.

        The executive officers of 1st Century are: Alan Rothenberg (Chairman and Chief Executive Officer); Jason DiNapoli (President and Chief Operating Officer); Bradley Satenberg (Executive Vice President and Chief Financial Officer); and Kevin Sampson (Executive Vice President and Chief Credit Officer). The nine non-employee directors of 1st Century are: Stanley R. Zax; Lewis Wolff; Nadine I. Watt; Barry D. Pressman; Robert Allen Moore; Alan D. Levy; Eric M. George; Dave Brooks; and William Warren Brien.

  Treatment of 1st Century Equity Awards

        1st Century's equity awards are comprised of restricted shares. 1st Century restricted shares held by its employees (including the executive officers) and non-employee directors immediately prior to the effective time will fully vest and be cancelled in exchange for a cash payment of the same merger consideration payable in respect of other 1st Century shares generally, described further in the sections titled "The Merger Agreement—Merger Consideration" and "The Merger Agreement—Treatment of 1st Century Restricted Shares".

        The following table sets forth for (i) each executive officer and (ii) the non-employee directors (as a group), the number of 1st Century restricted shares held by the executive officer or group of non-employee directors, as applicable, that will vest upon the closing, and the aggregate amount of merger consideration payable (on a pre-tax basis) in respect thereof, assuming solely for this purpose that the completion of the merger occurs on June 23, 2016. The amounts reflected in the table below are based on the number of 1st Century restricted shares held by the executive officers and directors as of the date of this proxy statement, taking into account scheduled vesting prior to June 23, 2016.

Depending on when the merger occurs, certain 1st Century restricted shares that are unvested as of the date hereof and included in the table below may vest pursuant to their terms, independent of the merger.

	Restricted Shares (#)	Aggregate Merger Consideration in Respect of Restricted Shares ($)
Alan Rothenberg	120,000	1,346,400
Jason DiNapoli	120,000	1,346,400
Bradley Satenberg	47,750	535,755
Kevin Sampson	47,750	535,755
Non-Employee Directors (as a group)	18,000	201,960

  Employment Arrangements with Certain Executive Officers

  Current Individual Employment Arrangements

        Each of 1st Century's executive officers is party to an employment letter agreement or a severance agreement with 1st Century. We refer to such agreements collectively as the current executive agreements. As described below, as a condition to entry into the merger agreement, Midland has required certain key employees of 1st Century, including the executive officers of 1st Century, to enter into employment agreements with MidFirst. Such employment agreements with MidFirst will become effective as of and are conditioned upon the closing and thereafter replace the current executive agreements. Nonetheless, as the current executive agreements were in effect as of the date of signing the merger agreement, continue to govern the executive officers' employment with 1st Century through the closing and in certain respects served as the basis for the new agreements with MidFirst, their material terms are described below.

        The current executive agreements provide enhanced severance and other separation benefits if an executive officer experiences a qualifying termination of employment in connection with the completion of a transaction such as the merger. If the executive's employment is terminated by 1st Century without "cause" (as defined below) or if the executive resigns for "good reason" (as defined below) within one year following completion of the merger (or, for Messrs. Rothenberg and DiNapoli, at any time, regardless of whether a merger occurs), subject to the executive officer's execution and non-revocation of a release of claims in favor of 1st Century, he will be paid (1) a lump sum cash severance amount equal to 2 (for Messrs. Rothenberg and DiNapoli) or 1.25 (for Messrs. Satenberg and Sampson) times the sum of (x) the highest amount of such executive's annual base salary plus (y) the highest annual bonus paid, in each case within the three-year period preceding the termination, plus (2) a prorated annual cash bonus for the number of months during the year in which the employment termination occurred. In addition, each executive officer is also entitled to continued welfare benefits (or in certain cases a cash payment in respect of such benefits, on an after-tax basis) for 12 months following the closing (or if earlier, upon attaining comparable coverage from a new employer). Finally, all equity awards held by an executive that remain unvested will become vested on the date such executive is terminated under the circumstances described above.

        In addition, under their current executive agreements, Messrs. Rothenberg and DiNapoli are each subject to post-termination employee non-solicitation and business non-solicitation provisions for a period of 12 months from the date of termination of employment. Messrs. Rothenberg and DiNapoli would be entitled to a gross-up payment if they are subject to excise tax under Section 280G and 4999 of the Internal Revenue Code as a result of payments made by 1st Century or Midland to or for their benefit and such payments exceed 110% of their respective Section 280G "safe harbor" limits.

        For purposes of the current executive agreements:

        "Cause" generally means: (i) a significant act of dishonesty, deceit or breach of fiduciary duty; (ii) gross neglect or willful failure to perform substantially the duties of employment after a written demand for performance; (iii) willful acts or failure to act in any other way that materially and adversely affects 1st Century or its subsidiaries; (iv) removal and/or permanent prohibition from participating in the conduct of 1st Century or any of its subsidiaries' affairs by an order issued under Section 8(e)(3) or 8(g)(l) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) or (g)(l)); (v) violation of any applicable statutes, regulations or rules of any appropriate Federal banking agency and/or state bank supervisor, as defined in the FDI Act Section 3, 12 U.S.C. 1813, which violation materially and adversely affects 1st Century or its subsidiaries; (vi) 1st Century or any of its subsidiaries has received a cease-and-desist order that requires in substance that 1st Century or any of its subsidiaries retain a qualified executive with the applicable executive's title acceptable to bank regulators with the experience, skill and other qualifications required to ensure compliance with such order and 1st Century or any of its subsidiaries' regulators have determined the executive does not meet these qualifications; or (vii) solely in the case of the current executive agreements with Messrs. Rothenberg and DiNapoli, a material breach of any provision of the current executive agreement.

        "Good Reason" generally means: (i) a material diminution of the executive's authority, duties or responsibilities, unless such events follow events that would constitute "cause" for termination; (ii) a material diminution in such executive's salary; (iii) the relocation of the executive's principal place of employment to any location more than 50 miles from 1st Century's headquarters; or (iv) solely in the case of the current executive agreements with Messrs. Rothenberg and DiNapoli, material breach by 1st Century of any material terms of the executive agreement.

  New Employment Agreements with MidFirst

        As a condition to entry into the merger agreement, Midland has required certain key employees of 1st Century, including the executive officers of 1st Century, to enter into employment agreements with MidFirst. These employment agreements specify certain compensation and benefits payable to such executive officers for their continuing employment with MidFirst following the completion of the merger, and are generally consistent, in most respects, with the compensation and benefits arrangements that currently apply to the executive officers' employment with 1st Century other than with respect to certain differences described below. Each of these agreements becomes effective as of and conditioned upon the closing. Upon and following the closing, the new employment agreements determine the executive officers' terms of employment.

        Each employment agreement provides for certain payments and benefits upon a termination of the executive's employment by MidFirst without "cause", resignation by the executive for "good reason", or termination because the executive dies or becomes "disabled", in each case as set forth below. Any payment upon termination is contingent upon execution by the executive (or, in the case of the executive's death, the executive's estate) of a release of claims and compliance with the restrictive covenants described below.

  Arrangements Applicable to All Executive Officers

        Retention Bonus:    Each executive officer will be eligible to receive payment of a cash retention bonus, which will vest over a period of time, subject to such executive officer's continued employment through each applicable vesting date (each, a "retention bonus"). The amount of each retention bonus equals the amount that the executive officer would have received in cash severance under his executive agreement with 1st Century if employment were terminated by 1st Century without "cause" or the executive officer resigned for "good reason" within 12 months after the completion of the merger. If employment terminates before vesting, each executive officer will be entitled to receive the full amount of his unpaid retention bonus as a single lump sum cash payment if (a) his employment is terminated by MidFirst without "cause", (b) the executive terminates his employment for "good reason", or (c) his employment terminates due to his death or because he becomes "disabled". Messrs. Rothenberg and DiNapoli will be entitled to retention bonuses of $888,252 and $1,024,726, respectively, half of which will vest on each of the first and second anniversaries of the closing. Messrs. Satenberg and Sampson will be entitled to retention bonuses of $424,338 and $404,418, respectively, one-third of which will vest on each of the six-, twelve-, and eighteen-month anniversaries of the closing.

        2016 Retention Pool Bonus:    Each executive officer will be eligible to receive cash retention pool bonuses, subject to such executive officer's continued employment with MidFirst (or, in the case of Mr. Rothenberg, his continued provision of consulting services to MidFirst) through the applicable retention pool vesting date (each, a "retention pool bonus"). The retention pool bonuses are intended to replace 2016 annual restricted stock grants that would have been granted by 1st Century had the merger agreement not been entered into, and the retention pool bonuses maintain the vesting schedule that would have applied to such awards based on 1st Century's past practice. Each retention pool bonus provides for accelerated vesting and payment of the entire unpaid amount if, after the completion of the merger (a) the executive officer's employment is terminated by MidFirst without "cause", (b) he resigns his employment for "good reason" or (c) his employment terminates due to his death or because he becomes "disabled". Retention pool bonuses for Messrs. Rothenberg and DiNapoli are $540,000 each, vesting 50% on the third anniversary of the closing, and 25% on each of the fourth and fifth anniversaries of the closing. Retention pool bonuses for Messrs. Satenberg and Sampson are $180,000 each, vesting 20% on each of the first through fifth anniversaries of the closing.

        2016 Annual Bonuses:    Each executive officer will be entitled to a guaranteed annual cash bonus for fiscal year 2016 equal to the amount of their 2015 annual bonuses, subject to his continued employment for the remainder of the year, in the following amounts: Mr. Rothenberg, $100,000; Mr. DiNapoli, $130,000; Mr. Satenberg, $88,011; and Mr. Sampson, $94,462. For fiscal years 2017 and later, each executive officer's MidFirst annual bonus will be discretionary (which is consistent with 1st Century's current practice). Except as described below for Mr. Satenberg, no portion of the 2016 annual bonus is payable upon a termination of employment prior to December 31, 2016, other than a prorated annual bonus payment to be made if the executive officer dies or becomes disabled.

  Arrangements Applicable to Specified Executive Officers

        Arrangements for Mr. DiNapoli:    In addition to the payments and benefits described above, Mr. DiNapoli will be entitled to a cash bonus of $500,000, payable subject to his continued employment through the applicable payment dates, in equal 50% installments on each of the third and fourth anniversaries of the closing, respectively (or, upon Mr. DiNapoli's earlier termination of employment by MidFirst without "cause" or by Mr. DiNapoli for "good reason"). Mr. DiNapoli's new arrangements include a non-competition covenant with a duration of four years from the closing, even though Mr. DiNapoli's existing arrangements with 1st Century do not include a non-compete covenant following termination of his employment. In addition, if Mr. DiNapoli's employment is terminated by MidFirst without "cause" or Mr. DiNapoli terminates his employment for "good reason", he will be entitled to continued payment of his base salary (currently $382,363 per year) with payment beginning on the termination date or, if later, the second anniversary of the closing and ending on the fourth anniversary of the closing. Mr. DiNapoli would also be entitled to a gross-up payment if he is subject to excise tax under Section 280G and 4999 of the Internal Revenue Code as a result of payments made by 1st Century or MidFirst to or for his benefit and such payments exceed 110% of his Section 280G "safe harbor" limit.

        Arrangements for Mr. Satenberg:    Pursuant to Mr. Satenberg's new employment agreement, he will have the right to terminate his employment with MidFirst after the six month anniversary of the closing. If he exercises this right, he will be entitled to the same cash payments and other benefits as if his employment with MidFirst had been terminated by MidFirst without "cause" or he had terminated his employment with MidFirst for "good reason", other than as related to his 2017 discretionary annual bonus. If Mr. Satenberg's employment is terminated by MidFirst without "cause" or Mr. Satenberg terminates his employment for "good reason", he will be entitled to continued medical care, disability and life insurance under MidFirst's benefit plans on the same basis as provided to Mr. Satenberg prior to his termination until the earlier of 12 months following such termination or the date Mr. Satenberg becomes eligible for coverage with a subsequent employer. If Mr. Satenberg's employment is terminated by MidFirst without "cause" or Mr. Satenberg terminates his employment for "good reason", he will be entitled to a lump sum termination payment equal to twelve weeks of his base salary, plus one additional week of base salary per full year of service with 1st Century or MidFirst. If Mr. Satenberg's employment is terminated by MidFirst without "cause" or Mr. Satenberg terminates his employment for "good reason", he will be entitled to a pro rata portion of his 2016 annual bonus or his 2017 annual bonus.

        Periodic Bonuses for Messrs. Rothenberg, DiNapoli and Sampson:    Messrs. Rothenberg, DiNapoli and Sampson will be entitled to receive discretionary periodic bonuses subject to their continuous employment by MidFirst (or, in the case of Mr. Rothenberg, if he continuously provides consulting services to MidFirst) through the applicable vesting dates. These periodic bonuses will vest, and be payable in installments, on the third, fourth and fifth anniversaries of the closing, respectively. The amount of each periodic bonus for Messrs. Rothenberg and DiNapoli will be at the discretion of MidFirst's chief executive officer based upon the former 1st Century executive's personal performance, the performance of any business or support unit managed by the executive, and the financial performance of MidFirst. Mr. Rothenberg will be entitled to periodic bonuses of $0-$150,000, Mr. DiNapoli will be entitled to bonuses of $50,000-$200,000, and Mr. Sampson will be entitled to bonuses of $60,000. These periodic bonuses will not be payable if the executive's employment with MidFirst terminates for any reason prior to the applicable vesting date, other than a prorated amount of periodic bonus for Mr. DiNapoli or Mr. Sampson in the event of their death.

        Restrictive Covenants:    Messrs. Rothenberg and Mr. DiNapoli, only, will be subject to non-competition restrictions through the fifth and fourth anniversaries of the closing, respectively, employee non-solicitation restrictions through the later of the 24-month anniversary of the termination of their respective employment with MidFirst or the fifth (for Mr. Rothenberg) or fourth (for Mr. DiNapoli) anniversary of the closing, and will be subject to business non-solicitation restrictions through the fifth (for Mr. Rothenberg) or fourth (for Mr. DiNapoli) anniversary of the closing. Messrs. Satenberg and Sampson will each be subject to employee non-solicitation restrictions through the 12 month anniversary of the termination of their employment with MidFirst. By contrast, as described above, under their current executive agreements with 1st Century, Messrs. Rothenberg and DiNapoli are each subject to post-termination employee non-solicitation and business non-solicitation provisions for a period of 12 months from the employment termination date.

        For purposes of their MidFirst employment arrangements:

        "Cause" generally means (i) conduct amounting to fraud or material dishonesty against MidFirst, (ii) refusal to follow the reasonable directions of the Chief Executive Officer or Board of Directors, (iii) knowing violations of the law in the course of employment, (iv) knowing violations of a written policy that has caused or can reasonably be expected to cause material damage to MidFirst, (v) repeated absences from work without a reasonable excuse, (vi) intoxication while on MidFirst's premises during regular business hours, (vii) illegal use of any controlled substance, (viii) conviction or guilty or nolo contendre plea to a felony or a crime involving moral turpitude, (ix) violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and-desist order as proven in court or to which the executive officer has pled guilty or nolo contendere, (x) material breach or violation of any written agreement with MidFirst or any of its subsidiaries, (xi) breach of fiduciary duty to MidFirst or any of its subsidiaries in a manner that results in personal profit, (xii) demonstrated incompetence, or (xii) engaging in willful misconduct, and for items (ii), (iv), (x) and (xii) above, failure to remediate such failures within 30 days of receiving notice from MidFirst. Termination for "cause" also includes terminations mandated by the OCC.

        "Disabled" generally means the executive's qualification for benefits under MidFirst's long-term disability plan and the executive's inability to perform the essential functions of his position even when provided with reasonable accommodation.

        "Good Reason" generally means: (i) material breach by MidFirst of any material provision of an employment agreement; (ii) the assignment of duties inconsistent with the executive officer's position, material demotion or removal from the executive officer's position, material reduction in responsibilities, or change in duties; (iii) a material reduction in the executive officer's base salary; or (iv) the relocation of more than 50 miles from 1st Century's headquarters as of the closing.

  Aggregate Payments to Executive Officers

        A summary of the amounts that may be received under these arrangements by Messrs. Rothenberg, DiNapoli and Satenberg upon a qualifying termination of employment immediately after the completion of the merger (assuming solely for this purpose that the merger is completed and employment is terminated on June 30, 2016), are provided in "Advisory Vote on Merger-Related Compensation for 1st Century's Named Executive Officers—Golden Parachute Compensation". A summary of such amounts for Mr. Sampson is: $404,418 cash for his retention bonus and $180,000 for his retention pool bonus.

  Indemnification and Insurance

        Pursuant to the terms of the merger agreement, 1st Century's directors and officers will be entitled to certain ongoing indemnification, expense advancement and coverage under directors' and officers' liability insurance policies. See "The Merger Agreement—Director and Officer Indemnification and Insurance" for a description of such ongoing indemnification, expense advancement and coverage obligations.

        For further information with respect to the arrangements between 1st Century and its named executive officers, see the information included in "Advisory Vote on Merger-Related Compensation for 1st Century's Named Executive Officers—Golden Parachute Compensation".

Material U.S. Federal Income Tax Consequences of the Merger

        The following is a summary of the material U.S. federal income tax consequences of the merger to U.S. holders whose 1st Century shares are converted into the right to receive cash in the merger. This summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to 1st Century stockholders. This discussion applies to you only if you hold 1st Century shares as capital assets for U.S. federal income tax purposes, and does not apply to you if you are a member of a special class of holders subject to special rules, including:

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  Non-U.S. holders;

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  Dealers in securities;

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  Traders in securities that elect to use a mark-to-market method of accounting for securities holdings;

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  Tax-exempt organizations;

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  Life insurance companies;

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  Persons that own or have owned, actually or constructively, ten percent or more of 1st Century shares;

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  Persons that use 1st Century shares as part of a straddle or a hedging or conversion transaction;

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  Persons that have a functional currency other than the U.S. dollar;

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  Persons that acquired 1st Century shares upon the exercise of stock options or otherwise as compensation; or

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  Stockholders who hold an equity interest, actually or constructively in Midland.

        This discussion is based on the Internal Revenue Code of 1986 (as amended), its legislative history, existing and proposed regulations, published rulings and court decisions, all as of the date of this proxy statement. These laws are subject to change, possibly on a retroactive basis.

        This discussion addresses only U.S. federal income taxation. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, nor does it address any aspect of foreign, state, local, alternative minimum, estate, gift or other tax law that may be applicable to a holder.

        This discussion is intended to provide only a general summary of the material U.S. federal income tax consequences of the merger to holders of 1st Century shares. 1st Century does not intend for this discussion to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. The U.S. federal income tax laws are complex and subject to varying interpretations. Accordingly, the Internal Revenue Service, which we refer to as the IRS, may not agree with the tax consequences described in this proxy statement.

        If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds 1st Century shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. A partner of a partnership holding 1st Century shares should consult the partner's tax advisor regarding the U.S. federal income tax consequences of the merger to such partner.

        Stockholders are urged to consult with their own tax advisors as to the tax consequences of the merger in their particular circumstances, including the applicability and effect of U.S. federal (including the alternative minimum tax), state, local or non-U.S. and other tax laws and of changes in those laws.

        For purposes of this discussion, we use the term "U.S. holder" to mean a beneficial owner of 1st Century shares that is, for U.S. federal income tax purposes:

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  An individual who is a citizen or resident of the United States;

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  A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions;

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  A trust that (i) is subject to the supervision of a court within the United States and the control of one or more United States persons or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person; or

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  An estate that is subject to U.S. federal income tax on the estate's income regardless of its source.

  Tax Consequences of the Merger

        The exchange of 1st Century shares for cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose 1st Century shares are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares (determined before the deduction of any applicable withholding taxes, as described below under "—Backup Withholding and Information Reporting") and the U.S. holder's adjusted tax basis in such shares. A U.S. holder's adjusted tax basis will generally equal the price the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of 1st Century shares (i.e., shares of common stock acquired at the same cost in a single transaction). Such capital gain or loss will be long-term capital gain or loss; provided that the U.S. holder's holding period for such shares of common stock exceeds one year at the effective time. Long-term capital gains of non-corporate U.S. holders are generally eligible for a reduced rate of U.S. federal income taxation. There are limitations on the deductibility of capital losses.

  Backup Withholding and Information Reporting

        A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding (at a rate of 28%) with respect to the per share merger consideration, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a payee's U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the IRS in a timely manner.

        The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each stockholder should consult the stockholder's tax advisor regarding the applicability of the rules discussed above to the stockholder and the particular tax effects to the stockholder of the merger in light of such stockholder's particular circumstances, and the application of state, local and foreign tax laws.

Regulatory Approvals

        To complete the merger, the parties must make filings with and obtain authorizations, approvals or consents from certain regulatory authorities. Under the terms of the merger agreement, the merger cannot be completed until the requisite regulatory consents from the Federal Reserve and the OCC are received and any statutory waiting periods in respect thereof have expired, without the imposition of a burdensome condition on Midland or any of its affiliates or shareholders. The parties have agreed to cooperate and use their respective reasonable best efforts to prepare or cause to be prepared all documentation, to make or cause to be made all filings and to obtain or cause to be obtained all permits, consents, approvals and authorizations of all third parties and governmental entities necessary to consummate the transactions contemplated by the merger agreement, including the regulatory consents required from the Federal Reserve and the OCC. Midland must use its reasonable best efforts to resolve objections, if any, which may be asserted with respect to the merger, the subsequent merger or the bank merger under any applicable law or order, and avoid the entry of, or to have vacated, lifted, reversed or overturned any order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the closing; provided that in no event will Midland or any of its affiliates or shareholders be required to accept a burdensome condition. The merger agreement defines "burdensome condition" as conditions requiring Midland to:

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  accept any new change, restriction or condition on Midland, Merger Sub, MidFirst or any of Midland's other affiliates or shareholders which is materially burdensome on Midland, any of Midland's affiliates or shareholders, 1st Century or 1st Century Bank or the business of any of the foregoing that would, or would be reasonably likely to, after the effective time (but regardless of when such action, condition or restriction is to be taken or implemented), (i) individually or in the aggregate, after giving effect to such action(s) together with all facts, circumstances, changes, events, developments or occurrences with respect to 1st Century or 1st Century Bank since the date of the merger agreement, have a material adverse effect on Midland and its subsidiaries, on the one hand, or 1st Century and 1st Century Bank, on the other hand, in each case measured on a scale relative to 1st Century and 1st Century Bank, taken as a whole, or (ii) require Midland, Merger Sub, MidFirst or any of Midland's other affiliates or shareholders, 1st Century or 1st Century Bank to enter into an operating agreement or raise an amount of additional capital that would materially reduce the economic benefits of the transactions contemplated by the merger agreement to Midland or any of Midland's affiliates or shareholders, as the case may be; or

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  proffer to, or agree to, sell, divest, lease, license, transfer, dispose of or otherwise encumber or hold separate and agree to sell, divest, lease, license, transfer, dispose of or otherwise encumber before, on or after the effective time, any assets, licenses, operations, rights, product lines, businesses or other interests of Midland, any of Midland's affiliates or shareholders or any of their affiliates, 1st Century or 1st Century Bank or any of their assets, licenses, operations, rights, businesses or interests thereon or to any agreement by 1st Century or 1st Century Bank to take any of the foregoing actions that would, or would be reasonably likely to, after the effective time (but regardless of when such action, condition or restriction is to be taken or implemented), (i) individually or in the aggregate, after giving effect to such action(s) together with all facts, circumstances, changes, events, developments or occurrences with respect to 1st Century or 1st Century Bank since the date of the merger agreement, have a material adverse effect on Midland and its subsidiaries, on the one hand, or 1st Century and 1st Century Bank, on the other hand, in each case measured on a scale relative to 1st Century and 1st Century Bank, taken as a whole, or (ii) require Midland, Merger Sub, MidFirst or any of Midland's other affiliates or shareholders, 1st Century or 1st Century Bank to enter into an operating agreement or raise an amount of additional capital that would materially reduce the economic benefits of the transactions contemplated by the merger agreement to Midland or any of Midland's affiliates or shareholders, as the case may be.

  Federal Reserve Board

        1st Century is a bank holding company as defined in the BHC Act. The acquisition of control of a bank holding company requires the prior approval of the Federal Reserve pursuant to Section 3 of the BHC Act. Prior to consummating the merger and the bank merger, Midland must obtain a waiver from the application requirements of Section 3 of the BHC Act, or if required by the Federal Reserve, apply under Section 3 of the BHC Act. Midland submitted a request to the Federal Reserve on April 27, 2016 to seek such a waiver and received the requested waiver from the Federal Reserve on May 9, 2016.

  Office of the Comptroller of the Currency

        1st Century Bank and MidFirst are regulated and supervised by the OCC. The bank merger requires prior approval of the OCC under Section 18(c) of the Federal Deposit Insurance Act, referred to as the Bank Merger Act. MidFirst filed its Bank Merger Act Application seeking approval of the bank merger with the OCC on April 21, 2016. In reviewing applications under the Bank Merger Act, the OCC must consider, among other factors: the financial and managerial resources and future prospects of the existing and proposed institutions; the convenience and needs of the communities to be served; the effectiveness of both institutions in combating money laundering; and the risks to the stability of the U.S. banking or financial system.

        In addition, the OCC may not approve a merger:

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  that will result in a monopoly or be in furtherance of any combination or conspiracy to monopolize or attempt to monopolize the business of banking in any part of the United States;

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  if the effect of the merger in any section of the country may be substantially to lessen competition or tend to create a monopoly; or

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  if the merger would in any other manner be a restraint of trade unless the OCC finds that the anticompetitive effects of the merger are clearly outweighed by the public interest and the probable effect of the merger in meeting the convenience and needs of the communities to be served.

        Under the Community Reinvestment Act of 1977, the OCC must also take into account the records of performance of 1st Century Bank and MidFirst in meeting the credit needs of their respective markets, including low and moderate income neighborhoods served by each institution. As part of the merger review process, the OCC may receive comments and protests from community groups and others.

        In general, the OCC relies on written information submitted during the comment period to reach a decision on an application. However, the OCC will consider obtaining information through other means, such as a public hearing, if useful in reaching a decision. A decision by the OCC that such a hearing or meeting would be appropriate regarding any application could prolong the period during which the application is subject to review.

        Mergers approved by the OCC under the Bank Merger Act generally may not be consummated until 30 days after the date of approval, during which time the U.S. Department of Justice may challenge the merger on antitrust grounds and may seek to require the divestiture of certain assets and liabilities. With approval of the OCC and the Department of Justice, that waiting period may be, and customarily is, reduced to no less than 15 days. There can be no assurance that the Department of Justice will not challenge the merger or, if such a challenge is made, that the result of that challenge will be favorable to 1st Century Bank and MidFirst.

        Although 1st Century currently believes it should be able to obtain all requisite regulatory consents in a timely manner, 1st Century cannot be certain when or if 1st Century will obtain them or, if obtained, whether such approvals will contain a burdensome condition.

Litigation Related to the Merger

        On May 3, 2016, a putative stockholder class action lawsuit, captioned Dean Drulias v. 1st Century Bancshares, Inc. et. al, Case No. 16CV294673, was filed in the Superior Court of the State of California in and for the County of Santa Clara in connection with the merger, which we refer to as the "Drulias Action". The Drulias Action alleges, among other things, that the members of the 1st Century board breached their fiduciary duties by causing 1st Century to agree to the merger based on the individual interests of such directors as opposed to the best interests of 1st Century's stockholders. The Drulias Action also alleges that 1st Century and the 1st Century board failed to disclose material information in the preliminary proxy statement filed with the Securities and Exchange Commission in connection with the merger. The plaintiff in this action seeks, among other things, declaratory and injunctive relief, compensatory and/or rescissory damages, interest, attorney's fees, expert fees and other costs, and other relief. At this stage, it is not possible to predict the outcome of the proceedings or their impact on 1st Century or the merger.

THE MERGER AGREEMENT

        This section describes the material terms of the merger agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. You are encouraged to read the merger agreement carefully and in its entirety before making any decisions regarding the merger, including approval of the proposal to adopt the merger agreement, as it is the legal document governing the merger. This section is not intended to provide you with any factual information about 1st Century or Midland. Such information can be found elsewhere in this proxy statement and in the public filings 1st Century makes with the SEC, as described under the heading "Where You Can Find More Information".

Explanatory Note Regarding the Merger Agreement

        The merger agreement, a copy of which is attached to this proxy statement as Annex A, and this summary of its terms are included to provide you with information regarding the terms of the merger agreement. Factual disclosures about 1st Century contained in this proxy statement or in 1st Century's public reports filed with the SEC may supplement, update or modify the factual disclosures about 1st Century contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by 1st Century and Midland were made solely to the parties to, and solely for the purposes of, the merger agreement and as of specific dates and were qualified and subject to important limitations agreed to by 1st Century and Midland in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in the confidential disclosure schedules that 1st Century provided to Midland in connection with the merger agreement, which we refer to as the disclosure schedules, which disclosures were not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of 1st Century, Midland and Merger Sub or any of their respective subsidiaries or affiliates.

Effects of the Merger

        The merger agreement provides that, on the terms and subject to the conditions set forth therein and in accordance with the DGCL, at the effective time, Merger Sub will merge with and into 1st Century, with 1st Century surviving the merger as a wholly-owned subsidiary of Midland. Upon consummation of the merger, the separate corporate existence of Merger Sub will terminate. Simultaneously with the merger, 1st Century Bank will merge with and into MidFirst Bank. MidFirst will be the surviving entity of the bank merger and, following the bank merger, the separate corporate existence of 1st Century Bank will terminate. Immediately after the merger and bank merger described above, 1st Century (as the surviving corporation in the merger), will merge with and into Midland.

Midland will be the surviving entity of the subsequent merger and, following the subsequent merger, the separate corporate existence of 1st Century will terminate.

        The closing is required to take place on the third business day following the date that the conditions set forth in the merger agreement (other than conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place or time as Midland and 1st Century may mutually agree.

        The merger will become effective at such time as the certificate of merger is duly filed with the Delaware Secretary of State or at such later time as may be specified in such certificate of merger.

Charter; Bylaws

        The certificate of incorporation of 1st Century will be amended at the effective time to read in its entirety as set forth in Exhibit B to the merger agreement and, as so amended, will be the certificate of incorporation of the surviving corporation until duly amended or repealed.

        The bylaws of the Merger Sub in effect immediately prior to the effective time will be the bylaws of the surviving corporation until duly amended or repealed.

Directors and Officers

        The directors of Merger Sub in office immediately prior to the effective time will serve as the directors of the surviving corporation from and after the effective time in accordance with the bylaws of the surviving corporation. The officers of Merger Sub in office immediately prior to the effective time will serve as the officers of the surviving corporation from and after the effective time in accordance with the bylaws of the surviving corporation.

Merger Consideration

        The merger agreement provides that, at the effective time, each 1st Century share issued and outstanding immediately prior to the effective time (other than excluded shares and dissenting shares) will be converted into the right to receive the per share merger consideration. As of the effective time, all such 1st Century shares will no longer be outstanding and will automatically be cancelled and will cease to exist, and will thereafter represent only the right to receive the per share merger consideration to be paid in accordance with the merger agreement, without interest.

        The merger agreement also provides that, at the effective time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the effective time will be converted into one share of common stock, par value $0.01 per share, of the surviving corporation, which will constitute the only shares of capital stock of the surviving corporation.

Adjustments

        The merger agreement provides that if, during the period between the date of the merger agreement and the effective time, the outstanding 1st Century shares are changed into a different number of shares or a different class (including by reason of any reclassification, recapitalization, stock split, merger or combination, exchange or readjustment of 1st Century shares, or stock dividend thereon with a record date during such period), the per share merger consideration and any other amounts payable pursuant to the merger agreement will be appropriately adjusted.

Treatment of 1st Century Restricted Shares

        Each 1st Century restricted share that is outstanding immediately prior to the effective time will vest in full and become free of certain applicable restrictions and any repurchase right will lapse, as of the effective time and, at the effective time, each such 1st Century restricted share will be converted into the right to receive the per share merger consideration.

Exchange of Certificates

        Prior to the closing date, Midland will appoint the paying agent with 1st Century's prior approval (which approval may not be unreasonably withheld, conditioned or delayed) to make payments of the per share merger consideration to 1st Century's stockholders.

        Prior to or on the closing date, Midland will make available to the paying agent immediately available funds necessary for the aggregate per share merger consideration to be paid in respect of 1st Century shares and 1st Century restricted shares. Promptly after the effective time, Midland or the paying agent will send to each holder of 1st Century shares that have been converted into the right to receive the per share merger consideration a letter of transmittal and instructions advising stockholders how to surrender their stock certificates and uncertificated shares in exchange for the per share merger consideration.

        Upon surrender to the paying agent of a certificate (or affidavit of loss in lieu thereof), together with a properly completed letter of transmittal, or receipt of an "agent's message" by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request) in the case of a book-entry transfer of uncertificated shares, each 1st Century stockholder (other than with respect to excluded shares and dissenting shares) will be entitled to receive the per share merger consideration for each 1st Century share formerly represented by a certificate or for each uncertificated 1st Century share. To the extent reasonably practicable, Midland will have the option to fund the per share merger consideration to be paid with respect to certain 1st Century shares that previously represented 1st Century restricted shares by funding the necessary amounts to the payroll processor of 1st Century or Midland or any of their respective affiliates for payment of the per share merger consideration to the applicable holders by such payroll processor.

No Transfers Following the Effective Time

        The merger agreement provides that after the effective time, there will be no further registration of transfers of 1st Century shares. If, after the effective time, certificates or uncertificated shares are presented to the surviving corporation or the paying agent, they will be cancelled and exchanged for the amount in immediately available funds to which the holder of the certificate is entitled pursuant to, and in accordance with, the procedures set forth in the merger agreement.

Termination of Exchange Fund

        Any portion of the exchange fund made available to the paying agent pursuant to the merger agreement (and any interest or other income earned thereon) that remains unclaimed by the holders of 1st Century shares twelve months after the effective time will be returned to Midland or one of its affiliates, upon demand, and any holder who has not exchanged its 1st Century shares for the per share merger consideration in accordance with the merger agreement prior to that time must thereafter look only to Midland for payment of the per share merger consideration.

        Neither Midland nor any of its affiliates will be liable to any holder of 1st Century shares for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of 1st Century shares immediately prior to such time when the amounts would otherwise escheat to or become property of any governmental entity will become, to the extent permitted by applicable law, the property of Midland free and clear of any claims or interest of any person previously entitled thereto.

Lost, Stolen or Destroyed Certificates

        If a 1st Century share certificate has been lost, stolen or destroyed, then, before a 1st Century stockholder will be entitled to receive the per share merger consideration in respect thereof, such stockholder will need to deliver an affidavit of that fact and, if required by the surviving corporation, post a bond (in such reasonable amount as the surviving corporation may direct) as indemnity against any claim that may be made with respect to such lost certificate.

Appraisal Rights

        1st Century stockholders who do not vote in favor of the adoption of the merger agreement and who otherwise comply with the applicable provisions of Section 262 of the DGCL will be entitled to exercise appraisal rights thereunder. Any 1st Century shares held by a 1st Century stockholder as of the record date who has not voted in favor of the adoption of the merger agreement and who has validly made and not effectively withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL will not be converted into a right to receive the per share merger consideration, unless such holder effectively waives, withdraws or loses such holder's rights under Section 262 of the DGCL.

        Under the merger agreement, 1st Century must give Midland (i) reasonably prompt notice of any demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable law that are received by 1st Century relating to stockholders' rights of appraisal and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under Section 262 of the DGCL. 1st Century may not, except with the prior written consent of Midland, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.

        THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL IN CONNECTION WITH COMPLIANCE UNDER SECTION 262 OF THE DGCL, THE FULL TEXT OF WHICH AS OF THE DATE HEREOF IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX C.

Withholding Rights

        Each of the paying agent, the payroll processor, the surviving corporation and Midland will be entitled to deduct and withhold from the consideration otherwise payable to any person pursuant to the merger agreement such amounts to the extent it is required to deduct and withhold with respect to the making of such payment under any provision of tax law. Any amounts so withheld will be remitted to the applicable governmental entity and treated for all purposes of the merger agreement as having been paid to such person.

Representations and Warranties

        The merger agreement contains representations and warranties made by 1st Century to Midland and Merger Sub and by Midland to 1st Century. Certain of the representations and warranties in the merger agreement are subject to materiality or company material adverse effect qualifications (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct is material or would result in a company material adverse effect, as defined below). In addition, certain of the representations and warranties in the merger agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain officers of the party making the representation did not and do not have actual knowledge or the knowledge such persons obtained or which would have been obtained from a reasonable investigation. In addition, 1st Century's representations and warranties contained in the merger agreement are subject to specified exceptions and qualifications (i) disclosed by 1st Century in any forms, statements, certifications, reports and documents filed with the SEC pursuant to the Securities Act or the Exchange Act since January 1, 2015, and publicly available prior to the date of the merger agreement (excluding any disclosures contained under the heading "Risk Factors" and any disclosure of risks included in any "forward-looking statements" disclaimer or other statements that are similarly non-specific and cautionary and are predictive or forward-looking in nature) or (ii) as set forth in the disclosure schedules.

        The merger agreement provides that a "company material adverse effect" means any fact, circumstance, event, change, effect, development or occurrence that, individually or in the aggregate together with all other facts, circumstances, events, changes, effects, developments or occurrences, directly or indirectly, has had or would reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities or business of 1st Century and 1st Century Bank, taken as a whole, excluding effects to the extent resulting from:

  •
  changes after the date of the merger agreement in GAAP or regulatory accounting requirements (except to the extent that the effects of such change disproportionately affect 1st Century and 1st Century Bank, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate);

  •
  changes after the date of the merger agreement in laws of general applicability to companies in the financial services industry (except to the extent that the effects of such change disproportionately affect 1st Century and 1st Century Bank, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate);

  •
  changes after the date of the merger agreement in general economic or market conditions in the United States (including changes in interest rates or credit ratings or any suspension of trading in securities) or political conditions in the United States affecting the financial services industry (except to the extent that the effects of such change disproportionately affect 1st Century and 1st Century Bank, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate);

  •
  failure, in and of itself, to meet earnings projections or internal financial forecasts, but not any underlying causes thereof unless separately excluded, or changes in trading price, trading volume or credit rating, but not any underlying causes thereof unless separately excluded;

  •
  the public announcement of the transactions, including any impact on relationships, contractual or otherwise, with customers, suppliers, lenders, partners or employees; or

  •
  acts of war, sabotage or terrorism or hostilities or natural disasters involving the United States (except to the extent that the effects of such change disproportionately affect 1st Century and 1st Century Bank, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate).

        In the merger agreement, 1st Century has made representations and warranties regarding, among other things:

  •
  organization, valid existence, good standing and qualification;

  •
  corporate power and authority to execute, deliver and perform 1st Century's obligations under and to consummate the transactions contemplated by the merger agreement, and the enforceability of the merger agreement against 1st Century;

  •
  the determination of the fairness, the approval and declaration of the advisability of the merger agreement and the transactions contemplated thereby, and the resolution of the 1st Century board to recommend that the 1st Century stockholders adopt the merger agreement;

  •
  the absence of violations of, or conflicts with, organizational documents, contracts or applicable law as a result of 1st Century entering into the merger agreement and consummating the transactions contemplated by the merger agreement;

  •
  the governmental notices, consents and approvals required in connection with the transactions contemplated by the merger agreement;

  •
  capitalization, including the number of 1st Century shares and 1st Century restricted shares outstanding;

  •
  ownership of 1st Century Bank;

  •
  the proper filing of documents with governmental entities, including the SEC, since January 1, 2013, and the accuracy of the information contained in such documents;

  •
  disclosure controls and procedures and internal controls over financial reporting and compliance with the certification requirements of the Sarbanes-Oxley Act by 1st Century's principal executive officer and principal financial officer;

  •
  compliance with applicable listing and corporate governance rules and regulations of NASDAQ;

  •
  the conformity with GAAP of 1st Century financial statements filed with the SEC for the fiscal years ended December 31, 2015, and December 31, 2014;

  •
  the absence of undisclosed liabilities;

  •
  the proper filing, compliance and accuracy of this proxy statement;

  •
  the financial statements included in certain call reports;

  •
  the absence of a company material adverse effect since December 31, 2015, and the conduct of 1st Century's and 1st Century Bank's respective businesses since December 31, 2015;

  •
  tax matters;

  •
  compliance with applicable laws and permits and agreements with regulatory agencies;

  •
  1st Century's Community Reinvestment Act Rating;

  •
  compliance with anti-corruption laws;

  •
  compliance with economic sanctions laws and regulations;

  •
  deposits from and loans to persons engaged in the manufacture, production, distribution, sale or other dispensation of marijuana;

  •
  matters relating to 1st Century's owned, leased and used real and personal property;

  •
  intellectual property;

  •
  privacy and information security matters;

  •
  environmental matters;

  •
  labor matters;

  •
  employee benefits matters, including matters related to employee benefit plans;

  •
  certain material contracts to which 1st Century or 1st Century Bank is a party, the validity, binding nature and effectiveness of such material contracts and the absence of defaults under such contracts;

  •
  material derivative instruments;

  •
  the absence of certain litigation, government investigations and governmental orders;

  •
  issues with respect to obtaining the necessary governmental consents and approvals required in connection with the transactions contemplated by the merger agreement;

  •
  loan portfolio matters;

  •
  deposits;

  •
  adequacy of its allowance for loan losses;

  •
  insurance coverage;

  •
  related party contracts;

  •
  the receipt of an opinion from Sandler regarding the fairness, from a financial point of view, of the consideration to be paid to holders of 1st Century shares in the merger;

  •
  the absence of takeover statutes applicable to 1st Century shares; and

  •
  fees payable to brokers and financial advisors in connection with the merger.

        In the merger agreement, Midland has made representations and warranties regarding, among other things:

  •
  Midland and Merger Sub's organization, valid existence, good standing and qualification;

  •
  Midland and Merger Sub's corporate power and authority to execute, deliver and perform their respective obligations under and to consummate the transactions contemplated by the merger agreement, and the enforceability of the merger agreement against Midland and Merger Sub;

  •
  the absence of violations of, or conflicts with, organizational documents, contracts or applicable law as a result of Midland and Merger Sub entering into the merger agreement and consummating the transactions contemplated by the merger agreement;

  •
  the governmental notices, consents and approvals required in connection with the transactions contemplated by the merger agreement;

  •
  the accuracy of the information supplied by Midland and Merger Sub for inclusion in this proxy statement;

  •
  the sufficiency of funds necessary to consummate the merger and the other transactions contemplated by the merger agreement;

  •
  the capitalization and prior activities of Merger Sub;

  •
  issues with respect to obtaining the necessary governmental consents and approvals required in connection with the transactions contemplated by the merger agreement;

  •
  fees payable to brokers and financial advisors in connection with the merger; and

  •
  the absence of "interested stockholder" status under the DGCL.

Conduct of Business Prior to Effective Time

        From the date of the merger agreement until the earlier of the effective time or the termination of the merger agreement, unless the prior written consent of Midland has been obtained, and except as required by applicable law or as otherwise expressly contemplated by the merger agreement or as set forth in the disclosure schedules, 1st Century must, and must cause 1st Century Bank to:

  •
  operate its business only in the ordinary course of business consistent with past practice;

  •
  use its reasonable best efforts to preserve intact its business (including its organization, assets, goodwill and insurance coverage), and maintain its rights, authorizations, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, borrowers and others having business relationships with 1st Century or 1st Century Bank;

  •
  maintain loan loss reserves in accordance with GAAP and consistent with past practices for the estimations of such reserves; and

  •
  not take any action which would reasonably be expected to (i) prevent, materially delay or materially impair the receipt of any requisite regulatory consent, (ii) result in any of the conditions set forth in the merger agreement not being satisfied, or (iii) prevent, materially delay or materially impair the consummation of the transactions contemplated by the merger agreement.

        In addition, 1st Century has agreed that, from the date of the merger agreement until the earlier of the effective time or the termination of the merger agreement, without the prior written consent of Midland (which consent may not be unreasonably withheld, conditioned or delayed), and except as required by applicable law or as otherwise expressly contemplated by the merger agreement or as set forth in the disclosure schedules, 1st Century covenants and agrees that neither 1st Century nor 1st Century Bank will:

  •
  amend its certificate of incorporation, articles of association, bylaws or other governing instruments;

  •
  incur or guarantee any indebtedness (other than indebtedness incurred in the ordinary course of business consistent with past practice);

  •
  repurchase, redeem, or otherwise acquire or exchange (other than in accordance with the terms of the merger agreement), directly or indirectly, any securities of 1st Century or 1st Century Bank, or make, declare, pay or set aside for payment any dividend or set any record date for or declare or make any other distribution in respect of any securities of 1st Century or 1st Century Bank, except in connection with any tax withholding upon the vesting of any 1st Century restricted shares;

  •
  issue, sell, pledge, dispose of, encumber, authorize or propose the issuance of, enter into any contract to issue, sell, pledge, dispose of, encumber, or authorize or propose the issuance of, or otherwise permit to become outstanding, any additional shares of any security of 1st Century or 1st Century Bank;

  •
  directly or indirectly adjust, split, combine or reclassify any security of 1st Century or 1st Century Bank or issue or authorize the issuance of any other securities in respect of or in substitution for 1st Century shares, or sell, transfer, lease, mortgage, permit any lien, other than certain permitted liens, or otherwise dispose of, discontinue or otherwise encumber (i) any securities of 1st Century or 1st Century Bank or (ii) any asset of 1st Century or 1st Century Bank other than pursuant to contracts in force at the date of the merger agreement;

  •
  purchase any securities or make any acquisition of or investment in, either by purchase of stock or other securities or equity interests, contributions to capital, asset transfers, purchase of any assets (including any investments or commitments to invest in real property or any real property development project) or other business combination, or by formation of any joint venture or other business organization or by contributions to capital (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business consistent with past practice), any person, or otherwise acquire direct or indirect control over any person;

  •
  enter into a plan of consolidation, merger, share exchange, share acquisition, reorganization or complete or partial liquidation with any person, or a letter of intent, memorandum of understanding or agreement in principle with respect thereto;

  •
  except as required by the terms of any 1st Century employee benefit plan or other contract as in effect on the date of the merger agreement and disclosed in the disclosure schedules:

  •
  grant any increase in compensation or benefits to any 1st Century employee or independent contractor, except in the ordinary course of business consistent with past practice;

  •
  pay any (i) severance or termination pay or (ii) bonus, in either case other than cash bonuses in an aggregate amount not to exceed $1,327,500 pursuant to a 1st Century employee benefit plan in effect on the date of the merger agreement and paid in accordance with past practice, including with respect to the timing of payment, in the case of clause (i), subject to receipt of an effective release of claims from the employee, and in the case of clause (ii), to the extent required to be paid in cash under the terms of the plan without the exercise of any upward discretion;

  •
  enter into or amend any severance agreements with any 1st Century employee; or

  •
  grant any increase in fees or other increases in compensation or other benefits to directors or any 1st Century employee at the level of Vice President or above; provided that these restrictions in will not prohibit 1st Century from entering into compensation arrangements with newly-hired or promoted 1st Century employees in the ordinary course of business consistent with past practice on terms substantially consistent with those provided to similarly-situated 1st Century employees;

  •
  enter into, amend or renew any employment contract between 1st Century or 1st Century Bank and any person;

  •
  except as required by law:

  •
  adopt any new 1st Century or 1st Century employee benefit plan or terminate or withdraw from, or amend, any 1st Century or 1st Century employee benefit plan, other than in a manner that would not increase the cost of maintaining such employee benefit plan, or in connection with routine changes to 1st Century or 1st Century employee benefit plans providing health and welfare benefits;

  •
  make any distributions from such employee benefit plans, except as required by the terms of such plans as in effect on the date of the merger agreement; or

  •
  fund or in any other way secure the payment of compensation or benefits under any 1st Century employee benefit plan;

  •
  make any material change in any accounting principles, practices or methods or systems of internal accounting controls, except as may be required to conform to regulatory accounting requirements or GAAP;

  •
  commence any litigation other than in the ordinary course of business consistent with past practice, or settle, waive or release or agree or consent to the issuance of any government order in connection with any litigation:

  •
  involving any liability of any of 1st Century or 1st Century Bank for money damages in excess of $25,000 per litigation or $100,000 in the aggregate; or

  •
  arising out of or relating to the transactions contemplated by the merger agreement;

  •
  enter into, renew (other than renewals in the ordinary course of business consistent with past practice and without changes in the terms that are adverse to 1st Century), extend (other than extensions in the ordinary course of business consistent with past practice and without changes in the terms that are adverse to 1st Century), materially modify, materially amend or terminate (other than terminations in accordance with the stated term in any contract in effect on the date of the merger agreement) any (i) contract that calls for aggregate annual payments of $25,000 or more, except in the ordinary course of business consistent with past practice or (ii) material contract; or waive, release, compromise or assign any material rights or material claims under any contract described in this bullet;

  •
  enter into any new line of business or change in any material respect its lending, investment, risk and asset-liability management, interest rate, fee pricing or other material banking or operating policies;

  •
  except as set forth in the capital budgets set forth in the disclosure schedules, make, or commit to make, any capital expenditures in excess of $25,000 per project or $100,000 in the aggregate;

  •
  make any material changes in its policies and practices with respect to underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, loans, or its hedging practices and policies;

  •
  cancel or release any material indebtedness owed to any person or any claims held by any person, except for (i) sales of loans and sales of investment securities, in each case in the ordinary course of business consistent with past practice, or (ii) as expressly required by the terms of any contracts in force at the date of the merger agreement;

  •
  permit the commencement of any material construction of new structures or facilities upon, or purchase or lease any real property in respect of any branch or other facility;

  •
  materially change its investment securities portfolio policy, or its policies with respect to the classification or reporting of such portfolios, or invest in any mortgage-backed or mortgage related securities which would be considered "high-risk" securities under applicable regulatory pronouncements;

  •
  alter materially its interest rate or fee pricing policies with respect to depository accounts or waive any material fees with respect thereto;

  •
  make, change or revoke any material tax election, change any material method of tax accounting, adopt or change any taxable year or period, file any amended material tax returns, agree to an extension or waiver of any statute of limitations with respect to the assessment or determination of taxes, settle or compromise any material tax liability of 1st Century or 1st Century Bank, enter into any closing agreement with respect to any material tax or surrender any right to claim a material tax refund;

  •
  enter into any securitizations of any loans or create any special purpose funding or variable interest entity other than on behalf of clients;

  •
  foreclose upon or take a deed or title to any commercial real property without first conducting a Phase I environmental assessment (except where such an assessment has been conducted in the preceding twelve months) of the property or foreclose upon any commercial real property if such environmental assessment indicates the presence of hazardous substances;

  •
  make or acquire any loan or issue a commitment (including a letter of credit) or renew or extend an existing commitment for any loan, or amend or modify in any material respect any loan (including in any manner that would result in any additional extension of credit, principal forgiveness, or effect any uncompensated release of collateral, i.e., at a value below the fair market value thereof as determined by 1st Century Bank), except:

  •
  new loans not in excess of $4,000,000;

  •
  loans or commitments for loans that have previously been approved by 1st Century Bank prior to the date of the merger agreement not in excess of $4,000,000;

  •
  modification, extension or amendment of any loan existing on the date of the merger agreement which is rated "pass" by 1st Century Bank in a manner that would not result in (i) any additional extension of credit in excess of $4,000,000, (ii) principal forgiveness or (iii) any uncompensated release of collateral; or

  •
  any extension, for a time period no longer than one year, of an existing commitment for any loan which has been rated "pass" by 1st Century Bank; provided, however, Midland will be deemed to have given its consent under the foregoing provisions regarding loans unless Midland objects to such proposed transaction no later than 48 hours (non-business days excluded) after actual receipt by Midland from 1st Century of all reasonable information relating to such making, acquisition, commitment, renewal, extension, amendment or modification;

  •
  acquire any loans through bulk purchases that are not in process as of the date of the merger agreement;

  •
  make any application for the opening, relocation or closing of any, or open, relocate or close any, branch office, loan production office or other significant office or operations facility; or

  •
  resolve to take, agree to take or make any commitment to take any of the actions prohibited by the restrictions above.

Efforts; Consents of Governmental Entities; Third Party Consents

        Midland and 1st Century have agreed, from the date of the merger agreement until the closing, each party will use its reasonable best efforts to take such actions as are necessary to expeditiously satisfy the conditions set forth in the merger agreement.

        Without limitation to the foregoing, Midland, on the one hand, and 1st Century, on the other hand, must, and 1st Century must cause 1st Century Bank to, cooperate and use their respective reasonable best efforts to prepare or cause to be prepared all documentation, to make or cause to be made all filings and to obtain or cause to be obtained all permits, consents, approvals and authorizations of all third parties and governmental entities necessary to consummate the transactions contemplated by the merger agreement, including the requisite regulatory consents. Midland must use its reasonable best efforts to:

  •
  resolve objections, if any, which may be asserted with respect to the merger, the subsequent merger or the bank merger under any applicable law or order; and

  •
  avoid the entry of, or to have vacated, lifted, reversed or overturned any order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the closing; provided that in no event will Midland or any of its affiliates or shareholders be required to accept a burdensome condition.

Midland will not be required to:

  •
  accept any new change, restriction or condition on Midland, Merger Sub, MidFirst or any of Midland's other affiliates or shareholders which is materially burdensome on Midland, any of Midland's affiliates or shareholders, 1st Century or 1st Century Bank or the business of any of the foregoing that would, or would be reasonably likely to, after the effective time (but regardless of when such action, condition or restriction is to be taken or implemented), (i) individually or in the aggregate, after giving effect to such action(s) together with all facts, circumstances, changes, events, developments or occurrences with respect to 1st Century or 1st Century Bank since the date of the merger agreement, have a material adverse effect on Midland and its subsidiaries, on the one hand, or 1st Century and 1st Century Bank, on the other hand, in each case measured on a scale relative to 1st Century and 1st Century Bank, taken as a whole, or (ii) require Midland, Merger Sub, MidFirst or any of Midland's other affiliates or shareholders, 1st Century or 1st Century Bank to enter into an operating agreement or raise an amount of additional capital that would materially reduce the economic benefits of the transactions contemplated by the merger agreement to Midland or any of Midland's affiliates or shareholders, as the case may be; or

  •
  proffer to, or agree to, sell, divest, lease, license, transfer, dispose of or otherwise encumber or hold separate and agree to sell, divest, lease, license, transfer, dispose of or otherwise encumber before, on or after the effective time, any assets, licenses, operations, rights, product lines, businesses or other interests of Midland, any of Midland's affiliates or shareholders or any of their affiliates, 1st Century or 1st Century Bank or any of their assets, licenses, operations, rights, businesses or interests thereon or to any agreement by 1st Century or 1st Century Bank to take any of the foregoing actions that would, or would be reasonably likely to, after the effective time (but regardless of when such action, condition or restriction is to be taken or implemented), (i) individually or in the aggregate, after giving effect to such action(s) together with all facts, circumstances, changes, events, developments or occurrences with respect to 1st Century or 1st Century Bank since the date of the merger agreement, have a material adverse effect on Midland and its subsidiaries, on the one hand, or 1st Century and 1st Century Bank, on the other hand, in each case measured on a scale relative to 1st Century and 1st Century Bank, taken as a whole, or (ii) require Midland, Merger Sub, MidFirst or any of Midland's other affiliates or shareholders, 1st Century or 1st Century Bank to enter into an operating agreement or raise an amount of additional capital that would materially reduce the economic benefits of the transactions contemplated by the merger agreement to Midland or any of Midland's affiliates or shareholders, as the case may be.

        We refer to any such condition described in the two bullets above as a burdensome condition.

        Midland and 1st Century will have the right to review in advance, and to the extent practicable the parties will consult with one another, in each case subject to applicable laws with respect to all material written information submitted by a party to any governmental entity (and, with respect to information submitted by 1st Century, to any other third party) in connection with the transactions contemplated by the merger agreement (other than any portions of material submitted in connection therewith that contain competitively sensitive business or other proprietary information or confidential supervisory information submitted under a claim of confidentiality). Each party to the merger agreement also agreed that it will consult with the other parties with respect to the obtaining of all material permits, consents, approvals and authorizations of third parties and governmental entities necessary or advisable to consummate the transactions contemplated by the merger agreement, including the requisite regulatory consents and each party will keep the other parties reasonably apprised of the status of material matters relating to completion of the transactions contemplated the merger agreement, including, subject to applicable laws relating to the exchange of information, advising the other parties upon receiving any communication from a governmental entity, the consent or approval of which is required for the consummation of the merger, the subsequent merger or the bank merger and the other transactions contemplated by the merger agreement, that causes such party to believe that there is a reasonable likelihood that any required consent or approval from a governmental entity will not be obtained or that the receipt of such consent or approval may be materially delayed (such communication referred to as a regulatory communication). Upon the receipt of a regulatory communication, without limiting the scope of the foregoing, the receiving party must, to the extent permitted by applicable law relating to the exchange of information and confidential information and not in contravention of any contractual obligation (i) promptly advise the other of the receipt of any substantive communication from a governmental entity with respect to the transactions contemplated by the merger agreement and (ii) provide the other parties with a reasonable opportunity to review any response thereto and any other substantive submission or communication to any governmental entity with respect to the transactions contemplated by the merger agreement.

        As promptly as practicable following the date of the merger agreement, in reasonable consultation with Midland, 1st Century must (i) give all required notices to all third parties described in the relevant section of the disclosure schedules to the merger agreement and (ii) use reasonable best efforts to obtain all required consents or approvals from all third parties described the relevant section of the disclosure schedules to the merger agreement; provided that neither 1st Century or 1st Century Bank will be required to pay any fee or other consideration in connection with obtaining such consents or approvals described the disclosure schedules. Upon Midland's request, 1st Century must reasonably cooperate with Midland to create and be prepared to implement at the closing a plan to replace the services provided by a third party described in the relevant section of the disclosure schedules to the merger agreement to an alternate provider.

1st Century Stockholder Meeting

        1st Century has agreed to cause a meeting of the 1st Century stockholders, referred to as the 1st Century stockholder meeting, to be duly called and held as promptly as reasonably practicable after the SEC or its staff advises that it has no further comments on 1st Century's proxy statement, which we refer to as the 1st Century proxy statement, or that 1st Century may commence mailing the 1st Century proxy statement for the purpose of voting on the adoption of the merger agreement and must comply with all applicable law with respect to the 1st Century stockholder meeting and the solicitation of proxies in connection therewith. 1st Century has also agreed to use its reasonable best efforts to solicit from 1st Century's stockholders proxies in favor of the adoption of the merger agreement and to take all other action reasonably necessary or advisable to secure the requisite stockholder approval unless the 1st Century board has made a 1st Century adverse recommendation change in compliance with the provisions described under "—No Solicitation or Negotiation of Takeover Proposals" and "—No Change in Recommendation or Alternative Acquisition Proposals" below.

        The merger agreement provides that unless permitted by and in compliance with the provisions described under "—No Solicitation or Negotiation of Takeover Proposals" and "—No Change in Recommendation or Alternative Acquisition Proposals" below, the 1st Century board must make the 1st Century board recommendation and not effect a 1st Century adverse recommendation change. The obligation of 1st Century to hold the 1st Century stockholder meeting and to solicit proxies therefor will not be affected by any acquisition proposal or other event or circumstance (provided that if the 1st Century board has withdrawn the 1st Century board recommendation in compliance with the provisions described under "—No Solicitation or Negotiation of Takeover Proposals" and "—No Change in Recommendation or Alternative Acquisition Proposals" below, such solicitation need not request proxies in favor of the adoption of the merger agreement) and 1st Century has agreed that it will not submit any acquisition proposal to its stockholders for a vote unless the merger agreement is terminated in accordance with its terms.

        The merger agreement also provides that any adjournment, delay or postponement of the 1st Century stockholder meeting will require the prior written consent of Midland; provided that:

  •
  1st Century will be permitted to (and will if requested by Midland) adjourn, delay or postpone the 1st Century stockholder meeting:

  •
  after consultation with Midland, for a period not to exceed 15 days if, as of the time for which the 1st Century stockholder meeting is originally scheduled, there are insufficient 1st Century shares represented to constitute a quorum necessary to conduct the business of the 1st Century stockholder meeting; or

  •
  after consultation with Midland, if the 1st Century board has determined in good faith based on the advice of outside counsel that it is necessary to ensure that any legally required supplement or amendment to the 1st Century proxy statement is provided to the stockholders of 1st Century with adequate time to review; and

  •
  Midland may require 1st Century to adjourn, delay or postpone the 1st Century stockholder meeting once for a period not to exceed 30 days (but prior to the date that is two business days prior to the outside date) to solicit additional proxies necessary to obtain the requisite stockholder approval.

No Solicitation or Negotiation of Takeover Proposals

        1st Century agreed to, and to cause 1st Century Bank and their respective representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations with any person conducted before the date of the merger agreement with respect to an acquisition proposal. Except as permitted by the terms of the merger agreement described below, 1st Century may not, and will cause 1st Century Bank and their respective representatives not to, directly or indirectly:

  •
  solicit, initiate, propose or knowingly encourage (including by way of furnishing non-public information) any inquiries or the submission of any proposal that constitutes, or could reasonably be expected to lead to, an acquisition proposal or otherwise knowingly facilitate any effort or attempt to make an acquisition proposal;

  •
  enter into, continue or otherwise participate in any discussions (other than as necessary to ascertain facts or clarify terms with respect to an acquisition proposal that did not result from a breach of the provisions described under "—No Solicitation or Negotiation of Takeover Proposals") or negotiations regarding, furnish to any person any non-public information relating to, afford access to the business, books and records and assets of 1st Century or 1st Century Bank in connection with, or otherwise cooperate with any person with respect to, any acquisition proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an acquisition proposal; or

  •
  resolve, propose or agree to do any of the foregoing.

  Exceptions

        Notwithstanding the foregoing, if in response to an unsolicited, bona fide written acquisition proposal made after the date of the merger agreement and at any time prior to the time the requisite stockholder approval is obtained, in circumstances not involving a breach of the provisions described under "—No Solicitation or Negotiation of Takeover Proposals", the 1st Century board determines in good faith (after consultation with outside legal counsel and its financial advisor) that such acquisition proposal constitutes, or could reasonably be expected to lead to, a superior proposal and with respect to which the 1st Century determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to constitute a breach of its fiduciary duties under applicable law, then 1st Century may at any time prior to the time that the requisite stockholder approval is obtained (but in no event after such time), furnish information with respect to 1st Century and 1st Century Bank to, or enter into discussions with, the person making such acquisition proposal and its representatives; provided that:

  •
  at least 24 hours prior to furnishing any such information to, or entering into discussions with, such person, Midland receives written notice from 1st Century of the identity of such person and of 1st Century's intention to furnish information to, or enter into discussions with, such person, and 1st Century enters into with such person a confidentiality agreement in a form that is no less favorable in all material respects to 1st Century than the confidentiality agreement between Midland and 1st Century; and

  •
  1st Century concurrently furnishes all such information provided to such person to Midland (to the extent such information has not been previously furnished or made available by 1st Century to Midland and Midland's representatives).

  Notice

        1st Century must as promptly as practicable (and, in any event, within 24 hours) notify Midland, orally and in writing, of any acquisition proposal, or any inquiry, proposal or offer that expressly contemplates or could reasonably be expected to lead to an acquisition proposal, and must, in any such notice to Midland, indicate the identity of the person making such acquisition proposal, inquiry, proposal or offer, the material terms and conditions of any acquisition proposal, proposal or offer (including any subsequent amendment or other modification to such terms and conditions) or the nature of any inquiries or other contacts, and provide to Midland copies of any written materials received from or on behalf of such person relating to such inquiry, proposal or offer (including any subsequent amendment or other modification to such terms and conditions), and thereafter 1st Century must promptly (and in any event within 24 hours) advise Midland of any related material developments, discussions and negotiations on a reasonably current basis, including any subsequent amendment or other modification to such terms and conditions of such acquisition proposal.

        An "acquisition proposal" means, other than the transactions contemplated by the merger agreement, any third party offer, proposal or inquiry relating to, or any third party indication of interest in:

  •
  any acquisition or purchase, direct or indirect, of 15% or more of the consolidated assets of 1st Century and 1st Century Bank or 15% or more of any class of equity or voting securities of 1st Century or 1st Century Bank;

  •
  any tender offer or exchange offer that, if consummated, would result in such third party beneficially owning 15% or more of any class of equity or voting securities of 1st Century or 1st Century Bank; or

  •
  a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving 1st Century or 1st Century Bank.

        A "superior proposal" means a bona fide unsolicited written acquisition proposal made by any person after the date of the merger agreement and not in circumstances involving 1st Century's material breach of the provisions described under "—No Solicitation or Negotiation of Takeover Proposals" that:

  •
  if consummated, would result in such person acquiring, directly or indirectly, all or substantially all of the consolidated assets of 1st Century and 1st Century Bank, taken as a whole, or at least a majority of the outstanding 1st Century shares or of the outstanding total voting power of the equity securities of 1st Century;

  •
  is on terms that the 1st Century board determines in its good faith judgment (after consultation with its outside legal counsel and its financial advisor), taking into account all relevant financial, legal, regulatory and other factors relating to such acquisition proposal, including any conditions to consummation, the anticipated timing of closing, the risk of non-consummation, the identity of the person making the acquisition proposal and such person's ability to finance the transaction, any required regulatory approvals, authorizations or other third party consents, and any applicable break-up fees or expense reimbursement provisions:

  •
  would, if consummated, result in a transaction that is more favorable to the holders of the 1st Century shares from a financial point of view than the transactions contemplated by the merger agreement (including the terms of any proposal by Midland to modify the terms of the transactions contemplated by the merger agreement); and

  •
  is reasonably likely to be consummated on its terms; and

  •
  for which financing, to the extent required, is then fully committed or, if not fully committed, for which the 1st Century board in its good faith judgment (after consultation with its outside legal counsel and its financial advisor) reasonably determines to be available.

No Change in Recommendation or Alternative Acquisition Agreement

        Subject to certain exceptions described below, the 1st Century board and each committee of the 1st Century board may not:

  •
  withhold, fail to make or include in (or remove from) the 1st Century proxy statement, withdraw, qualify or modify (or publicly propose or resolve to withhold, fail to make or include in (or remove from) the 1st Century proxy statement), in each case in a manner adverse to Midland, 1st Century board's recommendation that the 1st Century stockholders adopt the merger agreement, which recommendation we refer to as the 1st Century board recommendation;

  •
  adopt, approve, recommend, submit to 1st Century's stockholders or declare advisable (or resolve, determine or propose to adopt, approve, recommend, submit to 1st Century's stockholders or declare advisable) any acquisition proposal;

  •
  approve any transaction under, or any person becoming an "interested stockholder" under, Section 203 of the DGCL; or

  •
  adopt, approve, recommend, submit to 1st Century's stockholders or declare advisable (or resolve, determine or propose to adopt, approve, recommend, submit to 1st Century's stockholders or declare advisable), or allow 1st Century or 1st Century Bank to execute or enter into, any contract, term sheet, letter of intent, agreement in principle or other similar instrument constituting or related to, or that is intended to or could be reasonably likely to lead to, any acquisition proposal, or requiring or reasonably likely to cause 1st Century to abandon, terminate, delay or fail to consummate, or that would otherwise prevent, materially delay or materially impair the transactions contemplated by the merger agreement, other than a confidentiality agreement entered into pursuant to the provisions described under "—No Solicitation or Negotiation of Takeover Proposals".

        We refer to each of the first two preceding bullet points as a 1st Century adverse recommendation change.

  Exception for Superior Proposals

        At any time prior to the time the requisite stockholder approval is obtained, the 1st Century board may make a 1st Century adverse recommendation change or terminate the merger agreement to enter into written definitive agreement providing for the consummation of a transaction constituting a superior proposal, which we refer to as a specified agreement, if:

  •
  1st Century is not in material breach of the provisions described under "—No Solicitation or Negotiation of Takeover Proposals" and "—No Change in Recommendation or Alternative Acquisition Proposals";

  •
  the 1st Century board determines in good faith, after consultation with outside legal counsel, that failure to take such action would reasonably be expected to constitute a breach of the 1st Century board's fiduciary duties under applicable law;

  •
  1st Century has given Midland written notice of the 1st Century board's intention to make a 1st Century adverse recommendation change or terminate the merger agreement to enter into a specified agreement, at least five business days prior to making any such 1st Century adverse recommendation change or terminating the merger agreement to enter into a specified agreement;

  •
  if not based on an intervening event, the decision to make a 1st Century adverse recommendation change is in connection with an acquisition proposal or with 1st Century's intent to terminate the merger agreement to enter into a specified agreement in accordance with the terms of the merger agreement, and 1st Century has:

  •
  prior to giving effect to the bullets immediately below, the 1st Century board has determined in good faith, after consultation with its outside legal counsel and its financial advisor, that such acquisition proposal is a superior proposal;

  •
  provided to Midland in writing the material terms and conditions of such acquisition proposal and copies of all material documents relating to such acquisition proposal;

  •
  given Midland a five-business day period following Midland's receipt of notice of the 1st Century adverse recommendation change to propose revisions to the terms of the merger agreement or make other proposals and has negotiated in good faith with Midland with respect to such proposed revisions or other proposals, if any, so that the acquisition proposal would no longer constitute a superior proposal; and

  •
  after considering the results of negotiations with Midland and taking into account the proposals made by Midland, if any, after consultation with its outside legal counsel and its financial advisor, the 1st Century board has determined in good faith that such acquisition proposal remains a superior proposal and that the failure to make the 1st Century adverse recommendation change or terminate the merger agreement to enter into a specified agreement would reasonably be expected to constitute a breach of the 1st Century board's fiduciary duties under applicable law.

  •
  For clarity, foregoing provisions also apply to any material amendment to any acquisition proposal or any successive acquisition proposals, except that the five-business day notice period will be replaced with a three-business day notice period.

  Exception for Intervening Event

        At any time prior to the time that the requisite stockholder approval is obtained, the 1st Century board may make a 1st Century adverse recommendation change based on an intervening event, if:

  •
  the 1st Century board determines in good faith, after consultation with outside legal counsel, that the failure to make a 1st Century adverse recommendation change would reasonably be expected to constitute a breach of the 1st Century board's fiduciary duties under applicable law;

  •
  Midland has received from 1st Century written notice at least five business days prior to making such 1st Century adverse recommendation change, describing the intervening event and the reasons for taking such action in reasonable detail, and copies of any correspondence and additional written materials sent or received that relate to such intervening event (as well as written summaries of any oral communications addressing such matters);

  •
  during the five-business day period provided in the foregoing provision, 1st Century has given Midland a five-business day period to propose revisions to the terms of the merger agreement or make other proposals and has negotiated in good faith with Midland with respect to such proposed revisions or other proposals, if any, that would obviate the need to make a 1st Century adverse recommendation change; and

  •
  after considering the results of negotiations with Midland and taking into account the proposals made by Midland, if any, after consultation with its outside legal counsel, the 1st Century board has determined in good faith that the failure to make a 1st Century adverse recommendation change would reasonably be expected to constitute a breach of the 1st Century board's fiduciary duties under applicable law.

        An "intervening event" means any material fact, event, change, development or circumstance occurring or arising after the date of the merger agreement and that was not known or reasonably foreseeable to the 1st Century board as of the date of the merger agreement, affecting the business, assets or operations of 1st Century or 1st Century Bank and not relating to any acquisition proposal, which material fact, event, change, development or circumstance became known to 1st Century or the 1st Century board prior to the receipt of the requisite stockholder approval other than:

  •
  the receipt, existence of or terms of an acquisition proposal;

  •
  any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an acquisition proposal, or the consequences thereof;

  •
  developments or changes in the banking industry;

  •
  any change in and of itself, in the market price or trading volume of 1st Century shares, but not including any underlying causes thereof; or

  •
  the fact that, in and of itself, 1st Century exceeds any internal or published industry analyst projections or forecasts or estimates of revenues or earnings, but not including any underlying causes thereof.

  Certain Permitted Disclosure

        Nothing in the merger agreement will prevent the 1st Century board from complying with Rule 14d-9 or Rule 14e-2(a) under the Exchange Act or Item 1012(a) of Regulation M-A under the Exchange Act with regard to an acquisition proposal so long as any action taken or statement made to so comply is consistent with the provisions described under "—No Solicitation or Negotiation of Takeover Proposals" and "—No Change in Recommendation or Alternative Acquisition Proposals"; provided that any such action taken or statement made that relates to an acquisition proposal will be deemed to be a 1st Century adverse recommendation change (except that a "stop, look and listen"

disclosure in compliance with Rule 14d-9(f) of the Exchange Act or similar communication will not be deemed a changed in recommendation).

Employee Benefits Matters

        For a period of at least twelve months following the closing, Midland will generally provide to continuing officers and employees of 1st Century (1) annual base salaries or base wage rates no less than those in effect immediately before the closing, (2) annual and quarterly bonus opportunities no less than those in effect immediately prior to the closing, (3) other employee benefits under employee benefit plans, on terms and conditions which when taken as a whole are substantially comparable to either (i) those currently, generally provided by Midland and its subsidiaries to their similarly situated officers and employees or (ii) those currently provided to employees or officers of 1st Century. Midland will also provide, or cause to be provided, severance benefits in accordance with the terms of Midland's severance plan as in effect prior to the effective time.

        For purposes of eligibility to participate in and vesting under the employee benefit plans of Midland and its subsidiaries (except (1) to the extent it would result in a duplication of benefits with respect to the same period of service, (2) for purposes of any frozen or grandfathered plan under which similarly situated employees of Midland or its subsidiaries do not receive credit for prior service, either with respect to level of benefits or participation for purposes of retiree medical benefits, and (3) for benefit accrual purposes under any defined benefit pension plan of Midland) and for credit for vacation and sick leave accrual, Midland or its subsidiaries will give each continuing employee credit for his or her years of service with 1st Century before the effective time, to the same extent as such continuing employee was entitled to credit for such service under any similar 1st Century benefit plan in which such continuing employee participated or was eligible to participate immediately prior to the effective time.

        If requested by Midland in a writing delivered to 1st Century following the date of the merger agreement and at least ten business days prior to the closing date, 1st Century and 1st Century Bank will take all necessary action (including the adoption of resolutions and plan amendments and the delivery of any required notices) to terminate, effective as of no later than the day before the closing date, the 1st Century 401(k) plan. In the case of such requested termination, 1st Century must provide Midland with a copy of the resolutions, plan amendments, notices and other documents prepared to effectuate the termination of the 1st Century 401(k) plan in advance and give Midland a reasonable opportunity to comment on such documents (which comments shall be considered in good faith), and prior to the closing date, 1st Century must provide Midland with the final documentation evidencing that the 1st Century 401(k) plan has been terminated.

        Prior to closing, 1st Century will use its reasonable best efforts to cause each of five specified employees to enter into a retention pool and long-term incentive award agreement with Midland prior to the effective time.

Director and Officer Indemnification and Insurance

        Midland has agreed that for six years after the effective time, Midland will indemnify and hold harmless and advance expenses to, each of the present and former officers and directors of 1st Century and 1st Century Bank, each such officer or director referred to as an indemnified person, in respect of acts or omissions occurring at or prior to the effective time to the fullest extent permitted by the DGCL or any other applicable law or provided under 1st Century's certificate of incorporation and bylaws and 1st Century Bank's articles of association and bylaws and any contracts providing rights to indemnification or advancement of expenses of any indemnified person, in each case as in effect on the date of the merger agreement; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law; and provided further that any indemnified person to whom expenses are advanced provides an undertaking in a form satisfactory to Midland to repay such advances if it is ultimately determined that such indemnified person is not entitled to indemnification.

        Midland will:

  •
  continue to maintain in effect for six years after the effective time 1st Century's and 1st Century Bank's and 1st Century Bank's directors' and officers' insurance policies and fiduciary liability insurance policies, which insurance policies we collectively refer to as the D&O insurance policies, in place as of the date of the merger agreement; or

  •
  purchase comparable directors' and officers' insurance policies for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the D&O insurance policies in effect as of the date of the merger agreement; provided that Midland will not be required to expend for such policies an annual premium amount in excess of 200% of the amount per annum 1st Century or 1st Century Bank respectively paid in its last full fiscal year; and provided, further, that if the aggregate premiums of such insurance coverage exceed such amount, Midland must obtain a policy with the greatest coverage available, with respect to matters occurring prior to the effective time, for a cost not exceeding such amount.

Change in Accounting Method

        1st Century has agreed that, as promptly as practicable but in no event no more than 30 days after the date of the merger agreement, 1st Century will file with the IRS an IRS Form 3115, Application for Change in Accounting Method, requesting a change in how 1st Century accounts for bad debts for federal income tax purposes from the reserve method to the specific charge-off method.

Other Covenants and Agreements

        The merger agreement contains certain other covenants and agreements, including covenants relating to:

  •
  1st Century affording Midland reasonable access to 1st Century's offices, assets, book and records and personnel of 1st Century and 1st Century Bank as well as financial and operating data reasonably requested by Midland;

  •
  press releases and public statements relating to the merger agreement or the transactions contemplated by the merger agreement;

  •
  1st Century providing Midland the opportunity to participate in the defense of and certain consent rights related to the settlement of litigation arising against 1st Century or its directors relating to the transactions contemplated by the merger agreement;

  •
  causing any dispositions of 1st Century shares (including derivative securities with respect to such shares) resulting from the merger by each individual who is subject to reporting requirements of Section 16(a) of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act;

  •
  cooperation between the parties to de-list 1st Century's securities from NASDAQ and de-register 1st Century's securities under the Exchange Act;

  •
  1st Century using its reasonable best efforts to resolve any unresolved "matters requiring attention" or "matters requiring immediate attention" communicated to 1st Century or 1st Century Bank by the Federal Reserve and the OCC; and

  •
  1st Century not amending, updating or taking other actions with respect to the S-1 (other than a withdrawal).

Conditions to Completion of the Merger

        The obligations of each of 1st Century, Midland and Merger Sub to consummate the merger are subject to the satisfaction of the following conditions:

  •
  the adoption of the merger agreement by the holders of a majority of the outstanding 1st Century shares as of the record date at the special meeting in accordance with the DGCL;

  •
  the receipt of the regulatory consents required from the Federal Reserve and the Office of the Comptroller of the Currency and the expiration of all statutory waiting periods in respect thereof, without the imposition of a burdensome condition on Midland or any of its affiliates or shareholders; and

  •
  the absence of any order by any court or agency of competent jurisdiction or other law or regulation preventing or making illegal the consummation of the transactions contemplated by the merger agreement.

        The obligations of Midland and Merger Sub to consummate the merger are subject to the satisfaction of the following further conditions:

  •
  certain of the representations and warranties of 1st Century relating to organization, good standing, qualification, authority of 1st Century to enter into the merger agreement, absence of breaches of 1st Century's organizational documents caused by entry into the merger agreement, the opinion of Sandler, anti-takeover statutes and finders' fees must be true and correct in all respects as of the date of the merger agreement and as of the closing (except to the extent such representations and warranties are made as of another specified date, in which case such representations and warranties must be true and correct in all respects as of such specified date);

  •
  certain representations and warranties of 1st Century relating to capitalization must be true and correct in all respects (except for inaccuracies which are de minimis in amount) as of the date of the merger agreement and as of the date of the closing (except to the extent such representations and warranties are made as of another specified date, in which case such representations and warranties must be true and correct in all respects (except for inaccuracies which are de minimis in amount) as of such specified date);

  •
  certain of the representations and warranties relating to the absence of breaches of contracts and violations of law caused by entry into the merger agreement must be true and correct in all material respects as of the date of the merger agreement and as of the closing (except that if such representation or warranty is qualified by "material adverse effect", "materiality", "materially", "in all material respects" or other similar qualifications, such representation or warranty must be true and correct in all respects as of the date of the merger agreement and as of the closing) (except to the extent such representations and warranties are made as of another specified date, in which case such representations and warranties must be true in all material respects as of such specified date);

  •
  the other 1st Century representations and warranties must be true and correct as of the date of the merger agreement and as of the closing except where the failure to be so true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein), individually or in the aggregate, has not had and could not reasonably be expected to have a company material adverse effect (except to the extent such representations and warranties are made as of another specified date, in which case such representations and warranties must be true and correct in the manner set forth in this bullet as of such specified date);

  •
  1st Century having performed in all material respects all obligations to be performed by 1st Century under the merger agreement at or prior to the effective time;

  •
  the receipt by Midland of a certificate from 1st Century, dated as of the closing date and signed on its behalf by 1st Century's Chief Executive Officer, President or Chief Financial Officer, to the effect that the conditions set forth in the first five bullets above have been satisfied;

  •
  that the employment agreements entered into concurrently with the signing of the merger agreement with the Chief Executive Officer and Chief Operating Officer of 1st Century, whom we refer to as the key employees, be in full force and effect and each key employee:

  •
  having remained actively employed by 1st Century through the closing;

  •
  not having repudiated his employment agreement;

  •
  having affirmed in writing to Midland immediately prior to the closing that he has no present intention to terminate, and is not contemplating terminating, such employment prior to the term stated in the applicable employment agreement;

  •
  not being unable to perform in all material respects his obligations under the applicable employment agreement by reason of any fact or circumstance that, if such fact or circumstance remained in existence, would constitute a "Disability" within the meaning of the applicable employment agreement; and

  •
  not having committed an act or omission that would permit his termination for "cause" under the applicable employment agreement; and

  •
  no company material adverse effect having occurred.

        In addition, the obligations of 1st Century to consummate the merger are subject to the satisfaction of the following further conditions:

  •
  the representations and warranties of Midland being true and correct in all respects as of the date of the merger agreement and as of the closing (except to the extent such representations and warranties are made as of another specified date, in which case such representations and warranties will be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to "materiality" set forth therein) would not reasonably be likely to, individually or in the aggregate prevent, materially delay or materially impair the ability of Midland to consummate the transactions contemplated by the merger agreement;

  •
  Midland and Merger Sub having performed in all material respects all obligations required to be performed by them under the merger agreement at or prior the effective time; and

  •
  the receipt by 1st Century of a certificate from Midland, dated as of the closing date and signed on its behalf by Midland's Chief Executive Officer, President or Chief Financial Officer, to the effect that the conditions set forth in the first two bullets above have been satisfied.

Termination of the Merger Agreement

        The merger agreement may be terminated and the merger may be abandoned, at any time prior to the effective time (whether before or after the adoption of the merger agreement by the 1st Century stockholders (unless otherwise specified below)) under the following circumstances:

  •
  by mutual written consent of 1st Century and Midland;

  •
  by either Midland or 1st Century if:

  •
  any governmental entity that must grant a requisite regulatory consent has denied approval of the merger and such denial has become final and nonappealable or any governmental entity of competent jurisdiction has issued a final and nonappealable order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the merger agreement;

  •
  if the merger has not been consummated on or before the outside date, unless the failure of the closing to occur by such date is due to the failure of the party seeking to terminate the merger agreement to perform or observe the covenants and agreements of such party set forth in the merger agreement, which we refer to as an outside date termination;

  •
  there has been a breach of any of the covenants or agreements or any of the representations or warranties set forth in the merger agreement on the part of 1st Century, in the case of a termination by Midland, or on the part of Midland or Merger Sub, in the case of a termination by 1st Century, which breach, either individually or in the aggregate with other breaches by such party, would result in, if occurring or continuing on the closing date, the failure of any of the conditions to the obligations of 1st Century or Midland to consummate the transactions contemplated by the merger agreement, as the case may be, and which is not cured within the earlier of (i) 30 days following written notice to the party committing such breach and (ii) the outside date or by its nature or timing cannot be cured within such time period (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement), which we refer to as a breach termination;

  •
  the adoption of the merger agreement by 1st Century stockholders constituting the requisite stockholder approval is not obtained at the special meeting or at certain adjournments or postponements thereof in accordance with the merger agreement (provided that 1st Century may not terminate pursuant to this bullet if it is in breach of certain obligations relating to holding the special meeting), which we refer to as a stockholder no-vote termination;

  •
  by 1st Century if at any time prior to the time that the requisite stockholder approval is obtained, if (i) 1st Century is not in material breach of any of the terms described in "—No Solicitation or Negotiation of Takeover Proposals" and "—No Change in Recommendation or Alternative Acquisition Proposals", (ii) the 1st Century board has made a 1st Century adverse recommendation change in compliance in all material respects with the terms of the merger agreement, in order to enter into a specified agreement, (iii) 1st Century pays the termination fee discussed below in accordance with merger agreement, and (iv) 1st Century enters into the specified agreement substantially concurrently with the termination of the merger agreement pursuant to the terms described in this bullet, which we refer to as a superior proposal termination; or

  •
  by Midland if:

  •
  a 1st Century adverse recommendation change has occurred;

  •
  at any time after public announcement of an acquisition proposal or an acquisition proposal otherwise becoming public, the 1st Century board, prior to the time that the requisite stockholder approval is obtained (and not thereafter), has failed to reaffirm the 1st Century board recommendation prior to the earlier of (i) ten business days following receipt of any written request to do so from Midland and (ii) the close of business on the business day immediately preceding the special meeting;

    •
    1st Century has materially breached its obligations described in "—No Solicitation or Negotiation of Takeover Proposals", "—No Change in Recommendation or Alternative Acquisition Proposals" or "—1st Century Stockholder Meeting"; or

    •
    1st Century or the 1st Century board (or any committee thereof) has publicly announced its intention to do any of the foregoing.

        We refer to a termination by Midland described in the last four bullets above as a termination for a 1st Century adverse recommendation change.

Termination Fees and Expenses

        1st Century must pay a termination fee of $4,500,000 to Midland if:

  •
  Midland effects a termination for a 1st Century adverse recommendation change;

  •
  1st Century effects a superior proposal termination;

  •
  Midland or 1st Century effects an outside date termination or stockholder no-vote termination, in either case at any time at which Midland was entitled to effect a termination for a 1st Century adverse recommendation change;

  •
  each of the following occurs (referred to collectively as a tail fee termination):

  •
  Midland or 1st Century effects an outside date termination or stockholder no-vote termination or Midland effects a breach termination;

  •
  after the date of the merger agreement and prior to a termination described in the bullet above, an acquisition proposal has been publicly announced, otherwise becomes public or is otherwise communicated to the 1st Century board or any person has publicly announced an intention to make an acquisition proposal; and

  •
  within 12 months of the date of a termination described in the first bullet above, 1st Century enters into a definitive agreement with respect to or recommended to the 1st Century stockholders an acquisition proposal or an acquisition proposal has been consummated (provided that for the purposes of the foregoing bullets, each reference to "15%" in the definition of acquisition proposal will be deemed to be a reference to "50%").

        If the termination fee is payable under circumstances involving a termination for a 1st Century adverse recommendation change or either an outside date termination or a stockholder no-vote termination at any time at which Midland was entitled to effect a termination for a 1st Century adverse recommendation change, the termination fee must be paid within two business days after such termination. If the termination fee is payable under circumstances involving a superior proposal termination, the termination fee must be paid immediately before and as a condition to such termination. If the termination fee is payable under circumstances involving a tail fee termination, the termination fee (less the amount of any expense reimbursement already paid) must be paid concurrently with the occurrence of the applicable event triggering such obligation.

        Except if the termination fee is paid as provided above, 1st Century must promptly, and in no event later than two days after being notified of such amounts by Midland, pay to Midland an amount equal to all of the documented out-of-pocket expenses incurred by Midland or any of its affiliates in connection with the merger agreement and the transactions contemplated by the merger agreement up to a maximum amount of $1,000,000 if:

  •
  Midland effects a breach termination;

  •
  Midland or 1st Century effects a stockholder no-vote termination; or

  •
  Midland or 1st Century effects an outside date termination at any time at which Midland was entitled to effect a breach termination or a stockholder no-vote termination;

        If 1st Century fails to promptly pay any amount due to Midland pursuant to the termination fee and expenses provisions set forth above, 1st Century must also pay any costs and expenses incurred by Midland or Merger Sub in connection with a legal action to enforce the merger agreement, together with interest on the amount of any unpaid fee, cost or expense at a rate per annum equal to the prime rate of interest reported from time to time in The Wall Street Journal, calculated on the basis of the actual number of days elapsed over 360 from the date such fee, cost or expense was required to be paid to (but excluding) the payment date. In the event that the termination fee becomes payable and is paid by 1st Century pursuant to the merger agreement, the termination fee will be Midland's and Merger Sub's sole and exclusive remedy for monetary damages under the merger agreement.

Expenses

        Subject to certain exceptions, including the obligation of 1st Century to pay certain expenses if the merger agreement is terminated under the circumstances described above, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such expense.

Modification or Amendment

        The parties have agreed that, any provision of the merger agreement may be amended or waived prior to the effective time if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the merger agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the requisite stockholder approval has been obtained there can be no amendment or waiver that would require the further approval of the stockholders of 1st Century under the DGCL without such approval having first been obtained.

Specific Performance

        The parties have agreed in the merger agreement that irreparable damage would occur in the event that any of the provisions of the merger agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties is entitled to specific performance of the terms of the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement (including the obligation to consummate the merger) in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties also waived, in the merger agreement, (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

No Third Party Beneficiaries

        The merger agreement is not intended to and does not confer upon any person, other than the parties to the merger agreement or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of the merger agreement, other than as described under "—Indemnification and Insurance."

VOTING AGREEMENT

        This section describes the material terms of the voting agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the voting agreement, a copy of which is attached as Annex B and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the voting agreement that is important to you. This section is not intended to provide you with any factual information about 1st Century or Midland. Such information can be found elsewhere in this proxy statement and in the public filings 1st Century makes with the SEC, as described in "Where You Can Find More Information".

Explanatory Note Regarding the Voting Agreement

        The voting agreement, a copy of which is attached to this proxy statement as Annex B, and this summary of its terms are included to provide you with information regarding the terms of the voting agreement. Factual disclosures about 1st Century contained in this proxy statement or in 1st Century's public reports filed with the SEC may supplement, update or modify the factual disclosures about 1st Century contained in the voting agreement. The representations, warranties and covenants made in the voting agreement were made solely to the parties to, and solely for the purposes of, the voting agreement and as of specific dates and were qualified and subject to important limitations agreed to by the parties to the voting agreement in connection with negotiating the terms of the voting agreement.

Summary

        As a condition and inducement to the willingness of Midland to enter into the merger agreement, concurrently with the execution and delivery of the merger agreement, Midland entered into a voting agreement, which we refer to as the voting agreement, with certain directors and executive officers of 1st Century, who collectively own approximately 21.5% of the outstanding 1st Century shares as of the record date, in their capacity as stockholders of 1st Century. The voting agreement requires each such stockholder to vote or exercise his or her right to consent with respect to all of the 1st Century shares that such stockholder is entitled to vote at the time of any vote or action by written consent to adopt the merger agreement and any actions related thereto at any meeting of the 1st Century stockholders, and at any adjournment thereof, at which the merger agreement or such other actions are is submitted for the consideration and vote of the 1st Century stockholders. Each such stockholder also agreed that he or she will not vote any of his or her 1st Century shares in favor of, or consent to, and will vote against and not consent to, the approval of any (i) acquisition proposal, (ii) reorganization, recapitalization, liquidation or winding-up of 1st Century or any other extraordinary transaction involving 1st Century other than the merger, or (iii) corporate action the consummation of which would reasonably be expected to prevent or materially delay the consummation, of the transactions contemplated by the merger agreement. The voting agreement also prohibits the stockholders party thereto from soliciting or negotiating any alternative business combination transactions.

        In addition, each stockholder who executed the voting agreement agreed that he or she will not, without the prior written consent of Midland, directly or indirectly, (i) grant any proxy, consent or power of attorney, or enter into any voting trust or other agreement or arrangement, in each case with respect to the voting of any 1st Century shares (except as provided by the voting agreement or pursuant to the consummation of the transactions contemplated by the merger agreement or except in connection with any annual meeting where proxies are solicited relating to customary matters unrelated to the merger) or (ii) sell, assign, transfer, encumber or otherwise dispose of (except by will or under the laws of intestacy), or enter into any contract, option or other arrangement or understanding with respect to, the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any 1st Century shares during the term of the voting agreement.

        The voting agreement will terminate upon the earlier to occur of (i) the consummation of the merger or (ii) the termination of the merger agreement in accordance with its terms.

        The foregoing description of the voting agreements is only a summary, and stockholders are urged to read the form of voting agreement attached as Annex B to this document, which is incorporated herein by reference.

SHAREHOLDER NON-COMPETE AND RESTRICTIVE COVENANT AGREEMENTS

        As a condition and inducement to the willingness of Midland to enter into the merger agreement, concurrently with the execution and delivery of the merger agreement, Midland entered into non-competition agreements with each of Alan Rothenberg, Jason DiNapoli, Lewis Wolff, Barry Pressman and Dave Brooks as stockholders of 1st Century (the effectiveness of which is conditioned upon the closing) pursuant to which such persons are prohibited, for three years (or four years in the case of Mr. DiNapoli and five years in the case of Mr. Rothenberg) after the closing date, from:

  •
  performing services that are generally performed by an executive officer or outside director for any business which is "competitive with the company" (defined below);

  •
  owning an interest in any entity which is competitive with the company (except for the passive ownership of not more than 5% of the outstanding securities of any public company;

  •
  encouraging, recruiting, or soliciting for employment anyone who was an employee of 1st Century before the closing date,

  •
  soliciting any individual or entity that was a customer of 1st Century on or in the six-month period preceding the closing date to terminate or reduce the extent of the customer's relationship with 1st Century, or

  •
  using or disclosing 1st Century's or Midland's confidential information.

        The non-competition agreements define a business that is "competitive with the company" as a business that sells or provides products or services that are similar to those provided by 1st Century and that operates within 75 miles of any office or branch of 1st Century as of the closing date.

ADVISORY VOTE ON MERGER-RELATED COMPENSATION FOR 1ST CENTURY'S NAMED EXECUTIVE OFFICERS

        This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer of 1st Century that is based on or otherwise relates to the merger. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to our named executive officers. The "golden parachute" compensation payable to these individuals is subject to a non-binding advisory vote of 1st Century's stockholders, as described below in this section.

        The estimated value of the payments and benefits that 1st Century's named executive officers will receive in connection with the merger is quantified below in accordance with Item 402(t) of Regulation S-K. The estimated values assume (i) that the completion of the merger occurs on June 30, 2016, (ii) per share cash consideration of $11.22, (iii) salary levels as of the date of this proxy statement, (iv) the number of 1st Century restricted shares held by the named executive officers as of the date of this proxy statement, taking into account scheduled vesting prior to June 30, 2016, and (v) termination of each named executive officer's employment by MidFirst without "cause" or by the executive for "good reason" immediately after the completion of the merger. Depending on when the merger occurs, restricted shares that are now unvested and included in the table below may vest independent of the merger pursuant to their terms based on continued service with 1st Century. In addition, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before completion of the merger. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below. All dollar amounts have been rounded to the nearest whole dollar.

 Golden Parachute Compensation(1)

Name	Cash ($)		Equity ($)(5)	Perquisites/ Benefits ($)(6)	Total ($)
Alan Rothenberg	1,428,252	(2)	1,346,400	—	2,774,652
Jason DiNapoli	2,829,452	(3)	1,346,400	—	4,940,578
Bradley Satenberg	735,382	(4)	535,755	36,109	1,307,246

(1)
Other than payments made in respect of the named executive officer's outstanding 1st Century restricted shares, all amounts reflected in the table are attributable to "double-trigger" arrangements (i.e., payment of the amounts is triggered upon the named executive officer's qualifying termination of employment after completion of the merger, and not upon completion of the merger alone). Mr. Satenberg's entitlements (other than his 1st Century restricted shares) are attributable to modified double-trigger arrangements, such that he will have the right to resign his employment with MidFirst for any reason after the six month anniversary of the closing and be entitled to the payments in the table above.

(2)
These cash amounts are payable under Mr. Rothenberg's new employment agreement with MidFirst as set forth above: (a) full payment of his $888,252 retention bonus (which equals cash severance under his current executive agreement with 1st Century) in a cash lump sum; and (b) full payment of the 2016 retention pool bonus, which is intended to replace the restricted stock grant that Mr. Rothenberg would have otherwise received in 2016, of $540,000 in a cash lump sum. Mr. Rothenberg is required to execute a release of claims in favor of MidFirst as a condition to receiving these payments and must comply with the non-competition and business non-solicitation restrictions described above in "The Merger—Interests of Certain Persons in the Merger—Employment Arrangements with Certain Executive Officers".

(3)
These cash amounts are payable under Mr. DiNapoli's new employment agreement with MidFirst as set forth above: (a) full payment of his $1,024,726 retention bonus (which equals cash severance under his current executive agreement with 1st Century) in a cash lump sum; (b) full payment of the 2016 retention pool bonus, which is intended to replace the restricted stock grant that Mr. DiNapoli would have otherwise received in 2016, of $540,000 in a cash lump sum; (c) full payment of his $500,000 "stay bonus" in a cash lump sum; and (d) the aggregate nominal value of continued payment of Mr. DiNapoli's base salary beginning on the second anniversary of the closing and ending on the fourth anniversary of the closing, totaling $764,726 (which will be paid in installments). Mr. DiNapoli is required to execute a release of claims in favor of MidFirst as a condition to receiving these payments and must comply with the non-competition and business non-solicitation restrictions described above under "The Merger—Interests of Certain Persons in the Merger—Employment Arrangements with Certain Executive Officers".

(4)
These cash amounts are payable under Mr. Satenberg's new employment agreement with MidFirst as set forth above: (a) full payment of his $424,338 retention bonus (which equals cash severance under his current executive agreement with 1st Century) in a cash lump sum; (b) full payment of the 2016 retention pool bonus, which is intended to replace the restricted stock grant that Mr. Satenberg would have otherwise received in 2016, of $180,000 in a cash lump sum; (c) payment of severance in an amount of $87,044, which is equal to 12 weeks' base salary plus one week per year of service to 1st Century (based on an annual salary of $251,459), in a cash lump sum and (d) a prorated annual cash bonus for 2016 through the date of his employment termination, equal to $44,000. Under Mr. Satenberg's new employment agreement with MidFirst, Mr. Satenberg is required to execute a release of claims in favor of MidFirst as a condition to receiving these payments and must comply with the employee non-solicitation restrictions described above in "The Merger—Interests of Certain Persons in the Merger—Employment Arrangements with Certain Executive Officers".

(5)
As described further in "The Merger Agreement—Treatment of 1st Century Restricted Shares", these amounts represent payments made in respect of the applicable number of 1st Century restricted shares reflected in the table above under "The Merger—Interests of Certain Person in the Merger—Treatment of 1st Century Equity Awards" upon completion of the merger.

(6)
Represents the estimated cash value of continued medical, dental and life insurance coverage under MidFirst benefit plans on the same basis as provided to the executive prior to his termination for a period of 12 months following Mr. Satenberg's termination of employment per the terms of the retention agreements. Messrs. Rothenberg and DiNapoli were entitled to certain benefits continuation provisions under their current employment agreements with 1st Century, but they are no longer entitled to such benefits under the new MidFirst agreements.

Merger-Related Compensation Proposal

        Pursuant to Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, 1st Century is seeking a non-binding, advisory stockholder approval of the compensation of 1st Century's named executive officers that is based on or otherwise relates to the merger as disclosed above in this section. The proposal gives 1st Century's stockholders the opportunity to express their views on the merger-related compensation of 1st Century's named executive officers.

        Accordingly, 1st Century is requesting stockholders to adopt the following resolution, on a non-binding, advisory basis:

        "RESOLVED, that the compensation that will or may be paid or become payable to 1st Century named executive officers, in connection with the merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in "Advisory Vote on Merger-Related Compensation for 1st Century's Named Executive Officers—Golden Parachute Compensation", are hereby APPROVED".

MARKET PRICE OF 1ST CENTURY SHARES

        1st Century shares are listed for trading on NASDAQ under the symbol "FCTY". The table below shows the high and low sales price of 1st Century, for the periods indicated, as reported on NASDAQ.

	1st Century Share Price
	High	Low
FY 2014
First quarter	$9.28	$6.86
Second quarter	$8.25	$7.36
Third quarter	$7.91	$6.35
Fourth quarter	$7.37	$6.31
FY 2015
First quarter	$7.05	$5.48
Second quarter	$9.00	$6.56
Third quarter	$8.50	$6.94
Fourth quarter	$8.37	$6.75
FY 2016
First quarter	$11.02	$6.98
Second quarter (through May 17, 2016)	$11.60	$10.88

        The closing price of 1st Century shares on NASDAQ on March 10, 2016, the last trading day prior to the public announcement of the execution of the merger agreement, was $8.23 per 1st Century share. If the merger is completed, you will be entitled to receive $11.22 in cash per 1st Century share, without interest, less any applicable withholding or transfer taxes (unless you have validly made and not effectively withdrawn a demand for appraisal rights). The cash amount of $11.22 per 1st Century share represents an approximately 36.3% premium over 1st Century's closing share price on March 10, 2016, and an approximately 37.4% premium over 1st Century's volume-weighted average trading price for the 30-day trading period ended March 10, 2016.

        On May 17, 2016, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for 1st Century shares on NASDAQ was $11.09 per 1st Century share. You are encouraged to obtain current market quotations for 1st Century shares in connection with voting your 1st Century shares.

        We have never declared or paid cash dividends on 1st Century shares. We do not anticipate paying cash dividends in the foreseeable future. Further, the terms of the merger agreement provide that, from the date of the merger agreement until the effective time, we may not declare, set aside, or pay any dividends or other distribution on 1st Century shares unless Midland consents in writing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of 1st Century shares as of May 17, 2016, at which time there were 10,336,884 1st Century shares outstanding. Ownership information is included for: (i) our directors and the named executive officers; (ii) all directors and executive officers as a group; and (iii) each person or entity known by us to beneficially own more than 5% of the 1st Century shares. Unless otherwise noted below, the business address of the persons listed is: 1st Century Bancshares, Inc., 1875 Century Park East, Suite 1400, Los Angeles, California 90067.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
William W. Brien, M.D.(3)	9,828	*
Dave Brooks(4)	287,495	2.78
Jason P. DiNapoli(5)	377,445	3.65
Eric M. George(3)	30,353	*
Alan D. Levy(3)	83,711	*
Robert A. Moore(3)	50,997	*
Barry D. Pressman, M.D.(3)	127,728	1.24
Alan I. Rothenberg(6)	887,357	8.58
Bradley S. Satenberg(7)	98,295	*
Nadine I. Watt(3)	37,269	*
Lewis N. Wolff(8)	185,119	1.79
Stanley R. Zax(3)	38,391	*
Directors and Executive Officers as a Group (13 persons)	2,342,004	22.66

*
Less than 1%

(1)
Except as otherwise noted, share amounts may include shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in "street name" for the benefit of such person; shares held by a family or retirement trust as to which such person is a trustee and/or primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an individual retirement account as to which such person has voting rights and investment power.

(2)
Based on 10,336,884 shares of common stock outstanding as of May 17, 2016.

(3)
Includes 2,000 shares of unvested restricted stock, which will vest upon earlier of the effective time or February 1, 2017.

(4)
Includes 2,000 shares of unvested restricted stock, which will vest upon earlier of the effective time or February 1, 2017, and 66,300 shares indirectly owned through an individual retirement account. Mr. Brooks has shared voting power with his spouse with respect to 36,226 shares.

(5)
Includes 120,000 shares of unvested restricted stock, 58,428 shares of common stock held by Mr. DiNapoli as custodian for his children and 48,260 shares of common stock held by a 401(k) plan. Mr. DiNapoli's unvested 1st Century restricted shares will vest upon earlier of the effective time or the following dates: 7,500 shares vest in November 2016, 7,500 shares vest in April 2017, 7,500 shares vest in May 2017, 7,500 shares vest in April 2018, 22,500 shares vest in May 2018, 11,250 shares vest in May 2019, 11,250 shares vest in May 2020 and the remaining 45,000 vest in April 2021.

(6)
Includes 295,286 shares of common stock pledged as collateral for a loan, 60,225 shares of common stock held by the Alan Rothenberg Defined Benefit Pension Plan, 45,425 shares of common stock held by a 401(k) plan, 27,750 shares of common stock held by the Latham & Watkins Thrift & Profit Sharing Retirement Plan and 120,000 shares of unvested restricted stock, which will vest upon earlier of the effective time or the following dates: 7,500 shares vest in November 2016, 7,500 shares vest in April 2017, 7,500 shares vest in May 2017, 7,500 shares vest in April 2018, 22,500 shares vest in May 2018, 11,250 shares vest in May 2019, 11,250 shares vest in May 2020 and the remaining 45,000 vest in April 2021.

(7)
Includes 5,787 shares of common stock held by a 401(k) plan and 47,750 shares of unvested restricted stock which will vest upon earlier of the effective time or the following dates: 4,000 shares vest in April 2017, 3,750 shares vest in May 2017, 4,000 shares vest in April 2018, 7,500 shares vest in May 2018, 3,750 shares vest in May 2019, 3,750 shares vest in May 2020 and the remaining 21,000 vest in April 2021.

(8)
Includes 2,000 shares of unvested restricted stock, which will vest upon earlier of the effective time or February 1, 2017. Mr. Wolff has shared voting power with his spouse with respect to 50,000 shares.

APPRAISAL RIGHTS

        If the merger is completed, 1st Century's stockholders who do not vote in favor of the proposal to adopt the merger agreement and who properly demand appraisal for their 1st Century shares will be entitled to appraisal rights under Section 262 of the DGCL, provided that they comply with the conditions established therein.

        Under the DGCL, if you do not wish to accept the per share merger consideration provided for in the merger agreement, you have the right to seek appraisal of your 1st Century shares and to receive payment in cash for the fair value of your 1st Century shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The "fair value" of your 1st Century shares as determined by the Delaware Court of Chancery may be more or less than, or the same as, the per share merger consideration that you are otherwise entitled to receive under the terms of the merger agreement. These rights are known as appraisal rights. 1st Century's stockholders who do not vote in favor of the proposal to adopt the merger agreement and who properly demand and perfect appraisal for their 1st Century shares in compliance with the provisions of Section 262 of the DGCL will be entitled to appraisal rights. Strict compliance with the statutory procedures in Section 262 of the DGCL is required. Failure to follow precisely any of the statutory requirements will result in the loss of your appraisal rights.

        This section is intended only as a brief summary of certain provisions of Section 262 of the DGCL procedures that a stockholder must follow in order to demand and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which as of the date hereof appears in Annex C to this proxy statement. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.

        Under Section 262 of the DGCL, where a merger agreement is to be submitted for adoption at a meeting of stockholders, 1st Century must notify the stockholders who were stockholders of record on the record date for notice of such meeting with respect to 1st Century shares for which appraisal rights are available, not less than 20 days before the meeting to vote on the merger, that appraisal rights will be available. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes 1st Century's notice to our stockholders that appraisal rights are available in connection with the merger and the full text of Section 262 of the DGCL as of the date hereof is attached to this proxy statement as Annex C, in compliance with the requirements of Section 262 of the DGCL. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL. Failure to comply timely and properly with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of 1st Century shares, 1st Century believes that if a stockholder is considering exercising such rights, such stockholder should seek the advice of legal counsel.

        If you wish to demand appraisal of your 1st Century shares, you must satisfy each of the following conditions. You must deliver to 1st Century a written demand for appraisal of your 1st Century shares before the vote is taken to approve the proposal to adopt the merger agreement at the special meeting, which written demand must reasonably inform us of the identity of the holder of record of 1st Century shares who intends to demand appraisal of his, her or its 1st Century shares; and you must not vote or submit a proxy in favor of the proposal to adopt the merger agreement.

        If you fail to comply with either of these conditions and the merger is completed, you will be entitled to receive payment for your 1st Century shares as provided for in the merger agreement, but you will have no appraisal rights with respect to your 1st Century shares. A holder of 1st Century shares wishing to exercise appraisal rights must hold of record the 1st Century shares on the date the written demand for appraisal is made and must continue to hold the 1st Century shares of record through the effective time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted "FOR" the proposal to adopt the merger agreement, and it will result in the loss of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote "AGAINST" the proposal to adopt the merger agreement or abstain from voting on the proposal to adopt the merger agreement. Voting against or failing to vote for the proposal to adopt the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the merger agreement.

        All demands for appraisal should be addressed to 1st Century Bancshares, Inc., Attention: Corporate Secretary, 1875 Century Park East, Suite 1400, Los Angeles, California 90067, must be delivered to 1st Century before the vote is taken to approve the proposal to adopt the merger agreement at the special meeting, and must be executed by, or on behalf of, the record holder of the 1st Century shares. The demand must reasonably inform 1st Century of the identity of the stockholder and the intention of the stockholder to demand appraisal of the "fair value" of his, her or its 1st Century shares. A stockholder's failure to deliver to 1st Century the written demand for appraisal prior to the taking of the vote on the proposal to adopt the merger agreement at the special meeting will result in the loss of appraisal rights.

        Only a holder of record of 1st Century shares is entitled to demand an appraisal of the 1st Century shares registered in that holder's name. Accordingly, to be effective, a demand for appraisal by a stockholder of 1st Century shares must be made by, or on behalf of, the record stockholder. The demand should set forth, fully and correctly, the record stockholder's name as it appears on the stockholder's stock certificate(s) or in the transfer agent's records and, in the case of uncertificated 1st Century shares, should specify the stockholder's mailing address and the number of 1st Century shares registered in the stockholder's name. The demand must state that the person intends thereby to demand appraisal of the stockholder's 1st Century shares in connection with the merger. The demand cannot be made by the beneficial owner if he or she does not also hold the 1st Century shares of record. The beneficial holder must, in such cases, have the registered owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those 1st Century shares. If you hold your 1st Century shares through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee and obtaining notice of the effective date of the merger.

        If 1st Century shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If 1st Century shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner or owners. A record owner, such as a bank, brokerage firm or other nominee, who holds 1st Century shares as a nominee for others, may exercise his or her right of appraisal with respect to the 1st Century shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of 1st Century shares as to which appraisal is sought. Where no number of 1st Century shares is expressly mentioned, the demand will be presumed to cover all 1st Century shares held in the name of the record owner. If a stockholder holds 1st Century shares through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such 1st Century shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.

        Within ten days after the effective time, the surviving corporation must give notice of the date that the merger became effective to each of 1st Century's record stockholders who has complied with Section 262 of the DGCL and who did not vote in favor of the proposal to adopt the merger agreement. At any time within 60 days after the effective time, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder's demand and accept the consideration specified by the merger agreement for that stockholder's 1st Century shares by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw such stockholder's demand for appraisal and accept the per share merger consideration offered in the merger within 60 days after the effective date of the merger. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder's right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its 1st Century shares determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration offered pursuant to the merger agreement.

        Within 120 days after the effective time, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the 1st Century shares held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition will be made upon the surviving corporation. The surviving corporation has no obligation to file such a petition, has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. Accordingly, it is the obligation of the holders of 1st Century shares to initiate all necessary petitions to perfect their appraisal rights in respect of 1st Century shares within the time prescribed in Section 262 of the DGCL and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder's previous written demand for appraisal. In addition, within 120 days after the effective time, any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the proposal to adopt the merger agreement will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of 1st Century shares not voted in favor of the proposal to adopt the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such 1st Century shares. The statement must be mailed within ten days after such written request has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of 1st Century shares held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition for appraisal or request from the surviving corporation such statement.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their 1st Century shares and with whom agreements as to the value of their 1st Century shares have not been reached. After notice to stockholders who have demanded appraisal from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL. The Delaware Court of Chancery may require stockholders who have demanded payment for their 1st Century shares to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

        After determination of the stockholders entitled to appraisal of their 1st Century shares, the Delaware Court of Chancery will appraise the 1st Century shares, determining their fair value as of the effective time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their 1st Century shares. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment.

        You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the merger, is not an opinion as to fair value under Section 262 of the DGCL. Although we believe that the per share merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share merger consideration. Moreover, we do not anticipate offering more than the per share merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the "fair value" of a 1st Century share is less than the per share merger consideration. In determining "fair value", the Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company". The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger". In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value", but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on the factual circumstances, may or may not be a dissenting stockholder's exclusive remedy.

        Costs of the appraisal proceeding (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all 1st Century shares entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the effective time, be entitled to vote 1st Century shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those 1st Century shares, other than with respect to payment as of a record date prior to the effective time. If no petition for appraisal is filed within 120 days after the effective time, or if the stockholder has otherwise not validly made or has effectively withdrawn a demand for appraisal rights, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the $11.22 per share in cash, without interest thereon, for his, her or its 1st Century shares pursuant to the merger agreement. Inasmuch as 1st Century has no obligation to file such a petition, and 1st Century has no present intention to do so, any holder of 1st Century shares who desires such a petition to be filed is advised to file it on a timely basis. A stockholder will fail to perfect, or effectively lose, the holder's right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the merger. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the per share merger consideration offered pursuant to the merger agreement.

        Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder's statutory appraisal rights.

        In view of the complexity of Section 262 of the DGCL, 1st Century's stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

DELISTING AND DEREGISTRATION OF 1ST CENTURY SHARES

        If the merger is completed, 1st Century shares will be delisted from NASDAQ and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of 1st Century shares.

OTHER MATTERS

        As of the date of this proxy statement, the 1st Century board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

        Some banks, brokers, and other nominee record holders may be "householding" our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, Attention: Corporate Secretary, 1st Century Bancshares, Inc., 1875 Century Park East, Suite 1400, Los Angeles, CA 90067, (310) 270-9500. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

SUBMISSION OF STOCKHOLDER PROPOSALS

        If the merger is consummated, we will not have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the merger is not completed, we expect to hold an annual meeting of stockholders in 2016, which we refer to as our 2016 Annual Meeting.

        Some proposals pursuant to Rule 14a-8 under the Exchange Act may be eligible for inclusion in the proxy statement for our 2016 Annual Meeting. In order for a stockholder proposal to be considered for inclusion in 1st Century's proxy materials for the 2016 Annual Meeting, assuming the 2016 Annual Meeting is held between April 7, 2016 and July 6, 2016, a stockholder's notice must have been delivered to and received by the Corporate Secretary at the principal executive offices of 1st Century not later than the close of business on February 5, 2016 and not earlier than the close of business on January 7, 2016; provided, however, that in the event that the date of the 2016 Annual Meeting is before April 7, 2016 or after July 6, 2016, any notice by the stockholder of business or the nomination of directors for election or reelection to be brought before the annual meeting to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement if it does not satisfy the standards set forth in the rules of the SEC.

WHERE YOU CAN FIND MORE INFORMATION

        1st Century files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that 1st Century files at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information. 1st Century's public filings are also available in electronic format to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You can also review 1st Century's SEC filings on its website at www.1cbank.com. Information included on 1st Century's website is not a part of, and is not incorporated in, this proxy statement.

        The SEC allows 1st Century to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. This proxy statement incorporates by reference the documents described below that 1st Century has previously filed with the SEC, as well as the annexes to this proxy statement. These documents contain important information about 1st Century and its financial condition.

        The following documents listed below that 1st Century has previously filed with the SEC are incorporated by reference:

  •
  Annual Report on Form 10-K, for the fiscal year ended December 31, 2015, filed with the SEC on March 4, 2016 (as amended by Annual Report on Form 10-K/A filed with the SEC on April 28, 2016)

  •
  Quarterly Report on Form 10-Q, for the quarter ended March 31, 2016, filed with the SEC on May 5, 2016; and

  •
  Current Reports on Form 8-K, filed with the SEC on March 11, 2016 and April 27, 2016.

        All documents that 1st Century files pursuant to Sections 13(a), 13(c), 14 or 15(d) under the Exchange Act from the date of this proxy statement to the date on which the special meeting is held, including any adjournments or postponements, will also be deemed to be incorporated by reference in this proxy statement. Notwithstanding anything herein to the contrary, any information furnished under Item 2.02 or Item 7.01 of 1st Century's Current Reports on Form 8-K, and any other information which is furnished but not filed with the SEC, is not incorporated herein by reference.

        You may obtain any of the documents incorporated by reference from the SEC's Internet website described above. Documents incorporated by reference in this proxy statement are also available from 1st Century without charge, excluding all exhibits unless specifically incorporated by reference in such documents. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from 1st Century at the following address:

1st Century Bancshares, Inc.
1875 Century Park East, Suite 1400
Los Angeles, CA 90067
Telephone: (310) 270-9500
Attn: Corporate Secretary

        If you would like to request documents, please do so by June 6, 2016 to receive them before the special meeting. If you request any incorporated documents, 1st Century undertakes to mail them to you by first-class mail, or another equally prompt means, within one business day of receipt of your request.

        You should rely only on the information contained in this proxy statement, including the annexes attached hereto or the information incorporated by reference herein, to vote your 1st Century shares at the special meeting of 1st Century stockholders. 1st Century has not authorized anyone to provide you with information that differs from that contained in this proxy statement. This proxy statement is dated May 18, 2016. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders will not create any implication to the contrary.

Annex A	Agreement and Plan of Merger, dated as of March 10, 2016, among 1st Century Bancshares, Inc., Midland Financial Co. and MC 2016 Corp.
Annex B	Voting Agreement, dated as of March 10, 2016, between Midland Financial Co. and certain stockholders of 1st Century Bancshares, Inc.
Annex C	Section 262 of the General Corporation Law of the State of Delaware
Annex D	Opinion of Sandler O'Neill & Partners, L.P., dated as of March 10, 2016

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

AMONG

MIDLAND FINANCIAL CO.,

MC 2016 CORP.

AND

1ST CENTURY BANCSHARES, INC.

DATED AS OF MARCH 10, 2016

ii

Annex A	Certain Defined Terms

Exhibits
Exhibit A	Employees
Exhibit B	Form of Amended and Restated Certificate of Incorporation
Exhibit C	Subsidiary Plan of Merger
Exhibit D	Retention Agreement Employees

iii

        AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of March 10, 2016, among Midland Financial Co., an Oklahoma corporation ("Purchaser"), MC 2016 Corp., a Delaware corporation and a wholly-owned subsidiary of Purchaser ("Merger Sub"), and 1st Century Bancshares, Inc., a Delaware corporation (the "Company").

INTRODUCTION

        The Board of Directors of the Company (the "Company Board") has unanimously (i) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the strategic business combination transaction provided for in this Agreement in which the Merger Sub will, on the terms and subject to the conditions set forth herein, merge with and into the Company (the "Merger"), with the Company being the surviving entity in the Merger, (ii) determined that this Agreement and such transactions are fair to, and in the best interests of, the Company and its stockholders and (iii) resolved to recommend that the Company's stockholders adopt this Agreement;

        Each of the boards of directors of Purchaser and Merger Sub has approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein;

        As a condition and inducement to the willingness of Purchaser to enter into this Agreement, certain stockholders of the Company are entering into a voting agreement with Purchaser (the "Stockholder Voting Agreement") simultaneously with the execution and delivery of this Agreement;

        As a condition and inducement to the willingness of Purchaser to enter into this Agreement, each of the individuals listed on Exhibit A hereto have entered into employment agreements with MidFirst Bank (such new or amended agreements, the "Employment Agreements") simultaneously with the execution and delivery of this Agreement, the effectiveness of which are conditioned upon the occurrence of Closing;

        As a condition and inducement to the willingness of Purchaser to enter into this Agreement, and in order to protect Purchaser's legitimate interest in the goodwill and other assets associated with the business of the Company, certain stockholders of the Company have entered into non-competition agreements with Purchaser simultaneously with the execution and delivery of this Agreement, the effectiveness of which are conditioned upon the occurrence of the Closing; and

        Purchaser, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.

        In consideration of the above and the warranties, representations, covenants, and agreements set forth herein, the Parties agree as follows:

ARTICLE I
DEFINITIONS AND TERMS

        Section 1.01.    Certain Definitions.     Terms defined in Annex A attached hereto and used herein without definition shall have the meanings given to them in Annex A.

        Section 1.02.    Rules of Construction.

        (a)   Unless the express context otherwise requires:

            (i)  the word "extent" in the phrase "to the extent" means the degree to which a subject or other thing extends, and such phrase does not mean simply "if";

           (ii)  the words "hereof", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

          (iii)  the terms defined in the singular have a comparable meaning when used in the plural and vice versa;

          (iv)  the terms "Dollars" and "$" mean United States Dollars;

           (v)  references in this Agreement to a specific Article, Section, Clause, Exhibit or Annex shall refer, respectively, to Articles, Sections, Clauses, Exhibits or Annexes of this Agreement;

          (vi)  wherever the word "include," "includes," or "including" is used in this Agreement, it shall be deemed to be followed by the words "without limitation"; and

         (vii)  wherever used, the word "or" is used in the inclusive sense (and/or).

        (b)   The descriptive headings of the several Articles and Sections of this Agreement, the Table of Contents to this Agreement and the Company Disclosure Schedule are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

        (c)   This Agreement was prepared jointly by the Parties and no rules that it be construed against the drafter shall have any application in its construction or interpretation. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

        (d)   The Parties intend that each representation, warranty and covenant contained herein will have independent significance. If any Party has breached or violated, or if there is an inaccuracy in, any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant related to the same subject matter (regardless of the relative levels of specificity), which the Party has not breached or violated, or with respect to which there is not an inaccuracy, will not detract from or mitigate the fact that the Party has breached or violated, or there is an inaccuracy in, the first representation, warranty or covenant.

        (e)   As used in this Agreement, the words "made available", "provided" or "delivered" to Purchaser or its Representatives, or similar formulations, mean (i) in the case of materials "made available", "provided" or "delivered" (or similar formulations) prior to or as of the date hereof, (A) provided by one Party or its Representatives to the other Party or its Representatives prior to the date hereof, (B) filed by a Party with the SEC and publicly available on EDGAR prior to the date hereof or (C) included in the Data Room in unredacted form prior to the date hereof and (ii) in the case of materials to be "made available", "provided" or "delivered" (or similar formulations) after the date hereof and prior to the Closing, (A) provided by one Party or its Representatives to the other Party or its Representatives not later than two Business Days prior to the Closing, (B) filed by a Party with the SEC and publicly available on Edgar not later than two Business Days prior to the Closing or (C) included in the Data Room in unredacted form not later than two Business Days prior to the Closing.

ARTICLE II
TRANSACTIONS AND TERMS OF MERGER

        Section 2.01.    Merger.     Upon the terms and subject to the conditions of this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware (the "DGCL") with the effects set forth in the DGCL. The Company shall be the Surviving Corporation of the Merger. Upon consummation of the Merger, the separate corporate existence of Merger Sub shall terminate. From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Sub, all as provided under the DGCL.

        Section 2.02.    Time and Place of Closing.     The closing of the transactions contemplated hereby (the "Closing") will take place at 10:00 A.M., Eastern Time, on the third Business Day following the date that the conditions set forth in Article VIII (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the Party or Parties entitled to the benefit of such conditions, or at such other place or time as Purchaser and the Company may mutually agree. The Closing shall be held at the offices of Covington & Burling LLP located at 620 Eighth Avenue, New York, New York 10018, unless another location is mutually agreed upon by the Parties.

        Section 2.03.    Effective Time; Closing Date.     At the Closing, the Company shall file a certificate of merger with the Delaware Secretary of State and make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at such time as such certificate of merger is duly filed with the Delaware Secretary of State or at such later time as may be specified in such certificate of merger (the "Effective Time"). The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

        Section 2.04.    Charter.     The certificate of incorporation of the Company shall be amended at the Effective Time to read in its entirety as set forth in Exhibit B and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until duly amended or repealed.

        Section 2.05.    Bylaws.     The bylaws of the Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until duly amended or repealed.

        Section 2.06.    Directors and Officers.     The directors of Merger Sub in office immediately prior to the Effective Time shall serve as the directors of the Surviving Corporation from and after the Effective Time in accordance with the bylaws of the Surviving Corporation. The officers of Merger Sub in office immediately prior to the Effective Time shall serve as the officers of the Surviving Corporation from and after the Effective Time in accordance with the bylaws of the Surviving Corporation. The Parties shall take all actions necessary to effect the provisions of this Section 2.06.

        Section 2.07.    Bank Merger.     Simultaneously with the Merger, 1st Century Bank, National Association, a national banking association and a wholly-owned subsidiary of the Company (the "Bank"), will merge (the "Bank Merger") with and into MidFirst Bank, a federal savings association and a wholly-owned subsidiary of Purchaser ("MidFirst"). MidFirst shall be the surviving entity of the Bank Merger and shall continue its corporate existence under the name "MidFirst Bank," and, following the Bank Merger, the separate corporate existence of the Bank shall terminate. The Parties agree that the Bank Merger shall become effective simultaneously with the Effective Time. The Bank Merger shall be implemented pursuant to a subsidiary plan of merger, attached as Exhibit C hereto (the "Subsidiary Plan of Merger"). In order to obtain the necessary regulatory approvals for the Bank Merger, the Parties shall cause the following to be accomplished prior to the filing of applications for regulatory approval: (a) the Company shall cause the Board of Directors of the Bank to approve the Subsidiary Plan of Merger, the Company, as the sole shareholder of the Bank, shall approve the Subsidiary Plan of Merger and the Company shall cause the Subsidiary Plan of Merger to be duly executed by the Bank and delivered to Purchaser and (b) Purchaser shall cause the Board of Directors of MidFirst to approve the Subsidiary Plan of Merger, Purchaser, as the sole stockholder of MidFirst, shall approve the Subsidiary Plan of Merger and Purchaser shall cause MidFirst to duly execute and deliver the Subsidiary Plan of Merger to the Company. Prior to the Effective Time, the Company shall cause the Bank, and Purchaser shall cause MidFirst, to execute such articles of combination, bank merger applications, required merger certificates, and such other documents and certificates as are necessary to make the Bank Merger effective simultaneously with the Effective Time.

        Section 2.08.    Subsequent Merger.     Immediately following the Effective Time, the Company will be merged with and into Purchaser (the "Subsequent Merger"). Purchaser shall be the surviving entity of the Subsequent Merger and shall continue its corporate existence under the name "Midland Financial Co." and, following the Subsequent Merger, the separate corporate existence of the Company shall terminate.

ARTICLE III
EFFECT OF THE MERGER ON CAPITAL STOCK;
EXCHANGE OF CERTIFICATES

        Section 3.01.    Effect on Capital Stock.     At the Effective Time, by virtue of the Merger and without any action on the part of Purchaser, Merger Sub, the Company or any holder of capital stock of any of the foregoing:

        (a)   Merger Consideration.    Each share of the Common Stock, par value $0.01 per share (the "Common Stock"), of the Company (each a "Share" and, collectively, the "Shares") issued and outstanding immediately prior to the Effective Time (other than (i) the Excluded Shares and (ii) Shares that are owned by stockholders who have validly made and not effectively withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL ("Dissenting Shares")) shall be converted into the right to receive $11.22 per Share (the "Per Share Merger Consideration"), without interest. As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive the Per Share Merger Consideration to be paid in accordance with Section 3.02, without interest.

        (b)   Cancellation of Excluded Shares.    Each Excluded Share shall cease to be outstanding, be cancelled without payment of any consideration therefor and shall cease to exist.

        (c)   Dissenting Shares.    Notwithstanding anything to the contrary contained herein, the holders of any Dissenting Share shall be entitled only to such rights and payments as are granted by Section 262 of the DGCL; provided, however, that if any such holder shall effectively waive, withdraw or lose such holder's rights under Section 262 of the DGCL, each of such holder's Dissenting Shares shall thereupon be deemed to have been converted at the Effective Time into the right to receive the Per Share Merger Consideration, without interest and after giving effect to any required Tax withholdings as provided in Section 3.03, and such holder thereof shall cease to have any other rights with respect thereto. The Company shall give Purchaser (i) reasonably prompt notice of any demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to stockholders' rights of appraisal and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under Section 262 of the DGCL. The Company shall not, except with the prior written consent of Purchaser, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.

        (d)   Merger Sub.    At the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation, which shall constitute the only shares of capital stock of the Surviving Corporation.

        Section 3.02.    Exchange of Certificates.

        (a)   Prior to the Closing Date, Purchaser shall appoint an agent with the Company's prior approval (which approval shall not be unreasonably withheld, conditioned or delayed) (the "Paying Agent") for the purpose of exchanging for the Per Share Merger Consideration (i) certificates representing Shares (the "Certificates") (or affidavits of loss in lieu of the Certificates as provided in Section 3.02(g)) or (ii) uncertificated Shares (the "Uncertificated Shares"). Prior to or on the Closing Date, Purchaser shall, or shall cause MidFirst to, make available to the Paying Agent immediately available funds necessary for the aggregate Per Share Merger Consideration to be paid in respect of the Certificates, the Uncertificated Shares and the Company Restricted Shares pursuant to this Article III, other than any Per Share Merger Consideration Purchaser elects to have paid by the Payroll Processor pursuant to Section 3.02(b) (the "Exchange Fund"). Promptly after the Effective Time, Purchaser shall send, or shall cause the Paying Agent to send, to each holder of Shares that have been converted into the right to receive the Per Share Merger Consideration at the Effective Time a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 3.02(g)) or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange.

        (b)   Each holder of Shares that have been converted into the right to receive the Per Share Merger Consideration shall be entitled to receive, upon surrender to the Paying Agent of a Certificate (or affidavits of loss in lieu of the Certificates as provided in Section 3.02(g)), together with a properly completed letter of transmittal, or receipt of an "agent's message" by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Per Share Merger Consideration payable for each Share formerly represented by a Certificate or for each Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive the Per Share Merger Consideration. To the extent reasonably practicable, Purchaser shall have the option to fund the Per Share Merger Consideration to be paid with respect to certain Shares that previously represented Company Restricted Shares by funding the necessary amounts to the payroll processor of the Company or Purchaser or any of their respective Affiliates (the "Payroll Processor") for payment by the Payroll Processor of the Per Share Merger Consideration to the applicable holders, subject to Section 3.03.

        (c)   If any portion of the Per Share Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.

        (d)   After the Effective Time, there shall be no further registration of transfers of Shares. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent, they shall be cancelled and exchanged for the amount in immediately available funds to which the holder of the Certificate is entitled pursuant to, and in accordance with the procedures set forth in, this Article III.

        (e)   Any portion of the Exchange Fund made available to the Paying Agent pursuant to Section 3.02(a) (and any interest or other income earned thereon) that remains unclaimed by the holders of Shares twelve months after the Effective Time shall be returned to Purchaser or one of its Affiliates, upon demand, and any such holder who has not exchanged its Shares for the Per Share Merger Consideration in accordance with this Section 3.02 prior to that time shall thereafter look only to Purchaser for payment of the Per Share Merger Consideration in respect of such Shares without any interest thereon. Notwithstanding the foregoing, neither Purchaser nor any of its Affiliates shall be liable to any holder of Shares for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by holders of Shares immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of Purchaser free and clear of any claims or interest of any Person previously entitled thereto.

        (f)    Any portion of the Exchange Fund made available to the Paying Agent pursuant to Section 3.02(a) to pay for Shares for which appraisal rights have been perfected shall be returned to Purchaser upon demand.

        (g)   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent (or Payroll Processor) shall pay, in exchange for such lost, stolen or destroyed Certificate, the Per Share Merger Consideration to be paid in respect of the Shares formerly represented by such Certificate, as contemplated by this Article III.

        Section 3.03.    Withholding Rights.     Notwithstanding any provision contained herein to the contrary, each of the Paying Agent, the Payroll Processor, the Surviving Corporation and Purchaser shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article III such amounts to the extent it is required to deduct and withhold with respect to the making of such payment under any provision of Tax law. If the Paying Agent, the Payroll Processor, the Surviving Corporation or Purchaser, as the case may be, so withholds amounts, such amounts shall be remitted to the applicable Governmental Entity and treated for all purposes of this Agreement as having been paid to such Person in respect of which the Paying Agent, the Surviving Corporation or Purchaser, as the case may be, made such deduction and withholding.

        Section 3.04.    Adjustments.     If, during the period between the date of this Agreement and the Effective Time, the outstanding Shares shall be changed into a different number of shares or a different class (including by reason of any reclassification, recapitalization, stock split, merger or combination, exchange or readjustment of Shares, or stock dividend thereon with a record date during such period), the Per Share Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted.

        Section 3.05.    Company Restricted Shares.     Each share of Common Stock subject to vesting, repurchase, transfer or other lapse restrictions pursuant to any of the Company Benefit Plans (each, a "Company Restricted Share") that is outstanding immediately prior to the Effective Time shall vest in full and become free of such restrictions and any repurchase right shall lapse, as of the Effective Time and, at the Effective Time, the holder thereof shall be entitled to receive the Per Share Merger Consideration with respect to each such Company Restricted Share provided in Section 3.01 and Section 3.02 and subject to the terms and conditions applicable to Shares under this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Purchaser and Merger Sub, except as (a) disclosed by the Company in any forms, statements, certifications, reports and documents filed with the SEC pursuant to the Securities Act or the Exchange Act since January 1, 2015 and publicly available prior to the date of this Agreement (excluding any disclosures contained under the heading "Risk Factors" and any disclosure of risks included in any "forward-looking statements" disclaimer or other statements that are similarly non-specific and cautionary and are predictive or forward-looking in nature) or (b) as set forth in the disclosure schedule (with specific reference to the particular Section or subsection of this Agreement to which such disclosure schedule relates; provided that any information set forth in one Section or subsection of the disclosure schedule shall be deemed applicable to any other Section or subsection of this Agreement to the extent applicability of such disclosure would be reasonably apparent from the text of the disclosure without any independent knowledge on the part of the reader regarding the matter(s) so disclosed) delivered to Purchaser at the time of entry into this Agreement (the "Company Disclosure Schedule"):

        Section 4.01.    Organization, Good Standing and Qualification.

        (a)   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is a bank holding company duly registered under the Bank Holding Company Act of 1956, as amended, and meets the applicable requirements for qualification as such. The Company has all corporate power and authority to own or lease all the Assets owned or leased by it and to conduct its business as it is now being conducted. The Company is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions (i) in which the nature of the activities conducted by the Company requires such license or qualification and (ii) in which the Company owns or leases Real Property, other than such failures that would not, individually or in the aggregate, have any material impact on the Company, or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby. The certificate of incorporation of the Company complies in all material respects with applicable Law. A true, complete and correct copy of each of the certificate of incorporation and the bylaws of the Company, as amended and as currently in effect, has been delivered or made available to Purchaser. The Company is not, and since January 1, 2013 has not been, in Default in any material respect under any of the provisions of its certificate of incorporation or bylaws (or other governing instruments).

        (b)   The Bank is a wholly-owned Subsidiary of the Company and is a national banking association duly organized and validly existing under the National Bank Act, 12 U.S.C. § 1 et seq. The Bank has the corporate power and authority to own or lease all of the Assets owned or leased by it and to conduct its business as it is now being conducted. The Bank is duly licensed or qualified to do business and in good standing in all jurisdictions (i) in which the nature of the activities conducted by the Bank requires such qualification and (ii) in which the Bank owns or leases Real Property, other than such failures that would not, individually or in the aggregate, have any material impact on the Bank, or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby. The articles of association of the Bank comply in all material respects with applicable Law. A true, complete and correct copy of each of the articles of association of the Bank and the bylaws of the Bank, as amended and as currently in effect, has been delivered or made available to Purchaser. The Bank is not, and since January 1, 2013 has not been, in Default in any material respect under any of the provisions of its articles of association or bylaws (or other governing instruments).

        Section 4.02.    Authority of the Company; No Breach By Agreement.

        (a)   The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby (other than the Subsequent Merger), subject only (i) with respect to the Merger, to adoption of this Agreement by the holders of a majority of the outstanding Shares as of the applicable record date (the "Requisite Stockholder Approval") and the filing of the certificate of merger with the Delaware Secretary of State in connection with the Merger and (ii) with respect to the Bank Merger, the filing of the Subsidiary Plan of Merger or any other documents or certificates to be filed in connection therewith in connection with the Bank Merger. This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by Purchaser and Merger Sub, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law (the "Solvency and Equity Exception")). Other than in connection with the Subsequent Merger, no other corporate proceedings, other than the Requisite Stockholder Approval, the filing of the certificate of merger with the Delaware Secretary of State and the filing of the Subsidiary Plan of Merger or any other documents or certificates to be filed in connection therewith in connection with the Bank Merger, are necessary for the execution and delivery by the Company of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby. The Company Board, by a unanimous vote thereof, has adopted resolutions (i) determining that this Agreement and such transactions are fair to, and in the best interests of, the Company and its stockholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby and (iii) recommending that the Company's stockholders adopt this Agreement (such recommendation, the "Company Board Recommendation").

        (b)   Neither the execution and delivery by the Company of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Company and the Bank with any of the provisions hereof, will (i) with or without notice, lapse of time or both, violate, conflict with, or result in a breach of any provision of, or constitute a Default under, or result in the termination of, or result in the loss to the Company or the Bank of any benefit or result in the creation of any Liens, other than Permitted Liens, upon any of the material Assets of the Company or the Bank under any of the terms, conditions or provisions of (1) the certificate of incorporation or bylaws (or similar governing documents) of the Company or the articles of association, charter, bylaws or other governing instrument of the Bank or (2) any Contract or Permit to which the Company or the Bank is party or by which it may be bound or possess, or to which the Company or the Bank or any of the Assets of the Company or the Bank may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 4.02(c), violate any Law or Order applicable to the Company or the Bank or any of their respective material Assets, except in the case of clauses (i)(2) and (ii) that would not, individually or in the aggregate, have a material impact on the Company and the Bank, taken as a whole, or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby.

        (c)   Other than (i) applicable requirements of the Securities Act, the Exchange Act, Nasdaq and state securities takeover and "blue sky" laws as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) the filing of the Delaware certificate of merger, (iii) the filing of a certificate of merger or any other documents or certificates to be filed with the States of Delaware or Oklahoma in connection with the Subsequent Merger, (iv) the filing of applications, notices and articles of combination with the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the Office of the Comptroller of the Currency (the "OCC") and approval or non-objection thereof and the expiration of any related waiting periods, (v) such applications, filings and consents as may be required under the banking laws of any state and approval thereof and (vi) such other consents of, filings with, authorizations or approvals from and registrations with any Governmental Entity which if not obtained or made would not, individually or in the aggregate, be material to the Company and the Bank taken as a whole, or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby (such approvals or non-objections in clauses (iv) through (vi) collectively, the "Regulatory Consents"), no notice to, application or filing with, or consent of, any Governmental Entity is necessary in connection with the Company's execution, delivery or performance of this Agreement, the Bank's execution, delivery or performance of the Subsidiary Plan of Merger, and the consummation of the Merger, the Bank Merger, the Subsequent Merger and the other transactions contemplated hereby. A list of all Requisite Regulatory Consents and any other applications, filings and consents as may be required under the banking laws of any state and approval thereof and any other material applications, filings and consents as may be required under any other applicable Law that are required by the Company, the Bank or any of their Affiliates in each case as of the date hereof in connection with the transactions contemplated hereby is set forth on Section 4.02(c) of the Company Disclosure Schedule.

        Section 4.03.    Capitalization.

        (a)   The authorized capital stock of the Company consists of 50,000,000 Shares and 10,000,000 shares of preferred stock, $0.01 par value per share. As of March 9, 2016, there were outstanding (i) 10,336,884 Shares (excluding treasury shares) (of which an aggregate of 667,750 Shares are Company Restricted Shares), (ii) no shares of preferred stock and (iii) no options to purchase Shares. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any Company Security will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. Section 4.03(a) of the Company Disclosure Schedule contains a complete and correct list, as of March 9, 2016, of each outstanding Company Restricted Share, including the holder, date of grant, vesting schedule and number of Shares subject thereto. Each Company Restricted Share, before it is vested and free of transfer restrictions, is entitled to the same voting rights and rights to receive dividends as the Shares, as though they were Shares not subject to any vesting or transfer restrictions.

        (b)   There are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth in Section 4.03(a), there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (iii) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of the Company (the items in clauses (i) through (iv) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or the Bank to repurchase, redeem or otherwise acquire any of the Company Securities. Neither the Company nor the Bank is party to any voting agreement with respect to the voting of any Company Securities, and to the Knowledge of the Company there are no other Contracts with respect to the voting of any Company Securities other than the Stockholder Voting Agreement.

        (c)   The authorized capital stock of the Bank consists of 10,000,000 shares of common stock, par value $5.00 per share. All of the outstanding capital stock or other voting securities of, or ownership interests in the Bank is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). All outstanding shares of capital stock of the Bank have been, and all shares that may be issued pursuant to any Bank Security will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. There are no outstanding bonds, debentures, notes or other Indebtedness of the Bank having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Bank may vote. Except as set forth in this Section 4.03(c), there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Bank, (ii) securities of the Bank convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Bank, (iii) warrants, calls, options or other rights to acquire from the Company or the Bank, or other obligation of the Bank to issue, any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Bank or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights,

"phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of the Bank (the items in clauses (i) through (iv) being referred to collectively as the "Bank Securities"). There are no outstanding obligations of the Company or the Bank to repurchase, redeem or otherwise acquire any of the Bank Securities. Neither the Company nor the Bank is party to any voting agreement with respect to the voting of any Bank Securities.

        (d)   Except for the Bank Securities, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or ownership interests in, any Person.

        Section 4.04.    Company Reports.

        (a)   Since January 1, 2013, each of the Company and the Bank has timely filed or furnished all material reports, registrations, documents, filings, statements and submissions, together with any amendments thereto, that it was required to file with or furnish to any Governmental Entity (the foregoing, collectively, the "Company Reports") and has paid all material fees and assessments due and payable in connection therewith. As of their respective dates of filing or furnishing, or, if amended, as of the date of the last such amendment prior to the date of this Agreement, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities. Other than the Form S-1 filed by the Company with the SEC on September 25, 2015 (the "Company S-1"), to the Company's Knowledge as of the date hereof, no Company Report is the subject of ongoing review, comment or investigation by any Governmental Entity. In the case of each such Company Report filed with or furnished to the SEC, such Company Report did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement and prior to the Closing will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading and complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act. With respect to all other Company Reports filed since January 1, 2013 or to be filed subsequent to the date of this Agreement and prior to the Closing, the Company Reports will be complete and accurate in all material respects as of their respective dates, or the dates of their respective amendments. No executive officer of the Company or the Bank has failed in any respect to make the certifications required of him or her under Sections 302 or 906 of the Sarbanes-Oxley Act of 2002 (collectively, "Sarbanes-Oxley"). The Bank is not required to file periodic reports with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act. Except for normal examinations conducted by a Governmental Entity in the regular course of the business of the Company and the Bank, no Governmental Entity has initiated any proceeding or, to the Knowledge of the Company, investigation into the business or operations of the Company or the Bank since January 1, 2013. There are no unresolved material violations set forth in any report relating to any examinations or inspections by any Governmental Entity of the Company or the Bank. There are no unresolved "matters requiring attention," "matters requiring immediate attention" or similar items which have previously been communicated to the Company or the Bank by the Federal Reserve or the OCC which are reasonably likely to have a material impact on the Company or the Bank.

        (b)   The records, systems, controls, data and information of each of the Company and the Bank are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Bank or their accountants (including all means of access thereto and therefrom), except as would not reasonably be expected to have a material adverse effect on the Company's system of internal accounting controls.

        (c)   The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are designed and maintained to ensure that information required to be disclosed by the Company is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents. The Company maintains internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such internal control over financial reporting is designed and maintained to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company and (ii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on its financial statements. The Company has disclosed, based on the most recent evaluation of its Chief Executive Officer and its Chief Financial Officer prior to the date of this Agreement, to the Company's auditors and the audit committee of the Company Board (1) any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and has identified for the Company's auditors and audit committee of the Company Board any material weaknesses in internal control over financial reporting and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. The Company has made available to Purchaser (A) any such written disclosure made by management to the Company's auditors and audit committee since January 1, 2013 and (B) any written communication since January 1, 2012 made by management or the Company's auditors to the audit committee required or contemplated by listing standards of Nasdaq, the audit committee's charter or professional standards of the Public Company Accounting Oversight Board. Since January 1, 2013, no material complaints from any source regarding accounting, internal accounting controls or auditing matters, and no concerns from the Company Employees regarding questionable accounting or auditing matters, have been received by the Company. The Company has made available to Purchaser a summary of all material complaints or concerns relating to other matters made since January 1, 2013 through the Company's whistleblower hot line or equivalent system for receipt of employee concerns regarding possible violations of Law. No attorney representing the Company or the Bank, whether or not employed by the Company or the Bank, has reported evidence of a violation of securities Law, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company's chief legal officer, audit committee (or other committee designated for the purpose) of the Company Board or the Company Board pursuant to the rules adopted pursuant to Section 307 of Sarbanes-Oxley or any Company policy contemplating such reporting, including in instances not required by those rules.

        (d)   The Company has complied with and is in compliance in all material respects with all applicable listing and corporate governance requirements of Nasdaq.

        Section 4.05.    Company Financial Statements.

        (a)   The Company has previously made available to Purchaser copies of the audited consolidated balance sheets of the Company as of December 31, 2015 and December 31, 2014, and the related consolidated statements of operations and comprehensive income, changes in stockholders' equity, and cash flows for the years then ended, as reported in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed by it with the SEC on March 4, 2016 (the

"Company 10-K"), in each case accompanied by the audit report of Crowe Horwath LLP (collectively, and including the related notes, the "Financial Statements").

        (b)   Each of the Financial Statements has been prepared, and each of the financial statements to be filed by the Company with the SEC after the date of this Agreement and prior to the Closing will be prepared, in accordance with GAAP consistently applied throughout the periods covered by each such statement (except for inconsistencies in the application of GAAP as indicated in such financial statements or in the notes thereto and subject, in the case of any unaudited interim financial statements, to normal year end adjustments), is consistent with the Books and Records of the Company, or in the case of financial statements to be filed after the date of this Agreement, which expressly do not include the Financial Statements, will be consistent with the Books and Records of the Company, and fairly presents, or in the case of financial statements to be filed after the date of this Agreement will fairly present, in all material respects, the consolidated financial condition of the Company as of the respective dates and the results of operations and cash flows of the Company for the respective periods then ended, as applicable (subject, in the case of any unaudited interim financial statements, to normal year end adjustments).

        (c)   Since January 1, 2013, there have been no significant changes in the "off-balance sheet arrangements," as defined in and disclosed under Item 303 of Regulation S-K under the Securities Act, to which the Company or the Bank is a party.

        (d)   The Books and Records of the Company and the Bank in all material respects have been, and are being, maintained in accordance with applicable legal and accounting requirements and reflect only actual transactions.

        (e)   Crowe Horwath LLP, which has expressed its opinion with respect to the consolidated financial statements contained in the Company 10-K, was as of the date of such opinion, the Company's registered independent public accountants, within the meaning of the Code of Professional Conduct of the American Institute of Certified Public Accountants, as required by the Exchange Act and by the rules of the Public Company Accounting Oversight Board.

        Section 4.06.    Absence of Undisclosed Liabilities.     There are no Liabilities of the Company or the Bank other than Liabilities: (i) as accrued or reserved against in the Company Balance Sheet; (ii) that have arisen since the Company Balance Sheet Date in the ordinary course of business consistent with past practice; (iii) incurred since the Company Balance Sheet Date pursuant to or in connection with this Agreement or the transactions contemplated hereby; (iv) arising under the executory portion of a Contract (none of which results from, arises out of, or relates to, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of Law); or (v) that would not reasonably be expected to, individually or in the aggregate, have a material impact on the Company and the Bank, taken as a whole.

        Section 4.07.    Disclosure Documents.

        (a)   At the time the proxy statement to be filed with the SEC in connection with the Merger (the "Company Proxy Statement") or any amendment or supplement thereto is first mailed to stockholders of the Company, at the time such stockholders vote on the adoption of this Agreement, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (b)   None of the information supplied with respect to the Company or the Bank or to be supplied by the Company, the Bank or any Affiliate thereof expressly for inclusion in any documents to be filed by Purchaser, Merger Sub or any Affiliate thereof with any Governmental Entity in connection with the transactions contemplated hereby, will, at the respective time such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with any Governmental Entity.

        (c)   The representations and warranties contained in Section 4.07(a) will not apply to statements or omissions included or incorporated by reference in the Company Proxy Statement or any documents to be filed by Purchaser, Merger Sub or any Affiliate thereof with any Governmental Entity based upon information supplied by Purchaser, Merger Sub or any of their respective Representatives specifically for use or incorporation by reference therein.

        Section 4.08.    Call Reports.     The financial statements contained in the Call Reports for the 12 consecutive calendar quarters ended December 31, 2015 made available to Purchaser (i) have been prepared in all material respects in accordance with the form of Consolidated Reports of Condition and Income for a Bank With Domestic Offices Only (FFIEC Form 041) and the related instructions thereto and (ii) fairly present in all material respects the financial condition of the Bank as of the respective dates set forth therein and the results of operations and stockholders' equity for the respective periods set forth therein, subject to normal year-end adjustments. The financial statements contained in the Call Reports to be prepared after the date of this Agreement and prior to the Closing (1) will be prepared in all material respects in accordance with the form of Consolidated Reports of Condition and Income for a Bank With Domestic Offices Only (FFIEC Form 041) and the related instructions thereto and (2) will fairly present in all material respects the financial condition of the Bank as of the respective dates set forth therein and the results of operations and stockholders' equity of the Bank for the respective periods set forth therein, subject to normal year-end adjustments.

        Section 4.09.    Absence of Certain Changes or Events.

        (a)   Since the Company Balance Sheet Date, there has not been a Company Material Adverse Effect.

        (b)   From the Company Balance Sheet Date until the date hereof, the business of the Company and the Bank has been conducted in all material respects in the ordinary course of business consistent with past practice and there has not been any action taken by the Company or the Bank that, if taken during the period from the date of this Agreement through the Effective Time without Purchaser's consent, would constitute a breach of Section 6.01(b).

        Section 4.10.    Tax Matters.

        (a)   The Company and the Bank have timely filed (taking into account any extension of time within which to file) with the appropriate taxing authorities all material Tax Returns in all jurisdictions in which such Tax Returns are required to be filed, and such Tax Returns are correct and complete in all material respects. Neither the Company nor the Bank is the beneficiary of any extension of time within which to file any Tax Return. All material income and other Taxes of the Company and the Bank (whether or not shown on any Tax Return) that are due have been fully and timely paid (other than Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been established). There are no Liens for any amount of Taxes (other than a Lien for Taxes not yet due and payable) on any of the Assets of any of the Company or the Bank. To the Company's Knowledge, no claim has ever been made in writing by an authority in a jurisdiction where the Company or the Bank does not file a Tax Return that the Company or the Bank may be subject to Taxes by that jurisdiction.

        (b)   Neither the Company nor the Bank has received any written notice of assessment or proposed assessment in connection with any material amount of Taxes, and there are no threatened in writing or pending disputes, claims, audits or examinations regarding any Taxes of the Company or the Bank or the Assets of the Company or the Bank. Neither the Company nor the Bank has waived any statute of limitations in respect of any Taxes.

        (c)   Each of the Company and the Bank has complied in all material respects with all applicable Laws relating to the withholding of Taxes and the payment thereof to appropriate authorities, including Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee or independent contractor, and Taxes required to be withheld and paid pursuant to Sections 1441 and 1442 of the Internal Revenue Code or similar provisions under foreign Law.

        (d)   The unpaid Taxes of each of the Company and the Bank (i) did not, as of the most recent fiscal month end, materially exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet (rather than in any notes thereto) for the Company or the Bank and (ii) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with past custom and practice of the Company and the Bank in filing their Tax Returns.

        (e)   Neither the Company nor the Bank is a party to any Tax indemnity, allocation or sharing agreement (other than any agreement solely between the Company and the Bank and other than any customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes) and neither the Company nor the Bank has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or has any Tax Liability of any Person under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Law (other than the other members of the consolidated group of which the Company is parent), or as a transferee or successor.

        (f)    Since December 31, 2010, neither the Company nor the Bank was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Internal Revenue Code.

        (g)   There is no Litigation before a Governmental Entity pending or, to the Company's Knowledge, threatened against or with respect to the Company or the Bank in respect of any material Tax or Tax asset.

        (h)   Neither the Company nor the Bank will be required to include after the Closing any material adjustment in taxable income pursuant to Section 481 of the Internal Revenue Code or any comparable provision under state or foreign Tax Laws as a result of transactions or events occurring prior to the Closing. Neither the Company nor the Bank has participated in any "listed transactions" within the meaning of Treasury Regulation Section 1.6011-4.

        Section 4.11.    Deposit Insurance.     The Bank is an "insured depository institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder, the deposits in which are insured by the Federal Deposit Insurance Corporation (the "FDIC") through the Deposit Insurance Fund to the maximum amount permitted by applicable Law and all premiums and assessments required to be paid in connection therewith have been paid when due. No proceedings for the revocation or termination of such deposit insurance are pending or, to the Knowledge of the Company, threatened.

        Section 4.12.    Compliance with Laws.

        (a)   Each of the Company and the Bank has in effect all Permits necessary for it to own, lease, or operate its material Assets and to carry on its business as now conducted and there has occurred no Default under any such Permit, except as would not, individually or in the aggregate, reasonably be expected to have a material impact on the Company or the Bank, or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby.

        (b)

            (i)  Neither the Company nor the Bank is party or subject to any Regulatory Agreement.

           (ii)  Section 4.12(b)(ii) of the Company Disclosure Schedule sets forth each Regulatory Agreement to which the Company or the Bank has been subject or party to since January 1, 2011. Except for notifications or communications in connection with and preceding the issuance of the Regulatory Agreements set forth on Section 4.12(b)(ii) of the Company Disclosure Schedule, since January 1, 2011, neither the Company nor the Bank (1) has been advised by any Governmental Entity that it is considering or issuing any such Regulatory Agreement or (2) has received any written notification or communication from any Governmental Entity or the staff thereof asserting that any of the Company or the Bank is not in compliance with any Laws or Orders.

          (iii)  Since January 1, 2013 each of the Company and the Bank has been in compliance in all material respects with each Regulatory Agreement to which it is or was party or subject, and neither the Company nor the Bank has received any written notice from any Governmental Entity indicating that either the Company or Bank is or was not in compliance with any such Regulatory Agreement.

        (c)   Each of the Company and the Bank is, and since January 1, 2013, has been, in compliance in all material respects with all applicable Law, regulatory capital requirements, or Orders to which they or their Assets may be subject, including applicable Law of the Consumer Financial Protection Bureau, Federal Reserve, the FDIC, and the OCC, any applicable state, federal or self-regulatory organization, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Deposit Insurance Act, the National Bank Act, the Bank Holding Company Act of 1956, as amended, the Federal Reserve Act, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, Currency and Foreign Transactions Reporting Act of 1970 (commonly referred to as the Bank Secrecy Act), as amended by the USA PATRIOT Act of 2001, all other applicable fair lending and fair housing Laws or other Laws relating to discrimination (including anti-redlining, equal credit opportunity and fair credit reporting), truth-in-lending, real estate settlement procedures or consumer credit (including the Consumer Credit Protection Act, the Truth-in-Lending Act, the Real Estate Settlement Procedures Act of 1974, the SAFE Mortgage Licensing Act of 2008, and the Equal Credit Opportunity Act), all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans, Laws related to data protection or privacy, the International Money Laundering Act, the money laundering statutes of any jurisdiction, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity, Sarbanes-Oxley, the Securities Act, the Exchange Act, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, or any applicable regulations under any of the foregoing Laws.

        (d)   The Bank has timely and properly filed and maintained in all material respects all requisite Currency Transaction Reports and all, to the Company's Knowledge, mandatory Suspicious Activity Reports and other related forms, including any requisite Custom Reports required by any agency of the U.S. Department of Treasury. The Bank has been at all times and is currently in compliance with its internal policies and procedures relating to the Currency and Foreign Transactions Reporting Act of 1970 (commonly referred to as the Bank Secrecy Act) and money laundering statutes, rules and regulations, including those policies and procedures listed on Section 4.12(d) of the Company Disclosure Schedule.

        Section 4.13.    Community Reinvestment Act Compliance.     The Bank has received a Community Reinvestment Act rating of "satisfactory" in its most recently completed exam, and to the Knowledge of the Company, there does not exist any fact or circumstance or set of facts or circumstances which could reasonably be expected to result in the Bank having its current rating lowered in its next exam.

        Section 4.14.    No Improper Payments.     Since January 1, 2013, none of the Company or the Bank, or to the Knowledge of the Company, any director, officer, employee, agent or other Person acting on behalf of the Company or the Bank has, in the course of its actions for, or on behalf of the Company or the Bank (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (b) made, offered, authorized, facilitated or promised any direct or indirect unlawful payment or anything else of value to any foreign or domestic government official or employee from corporate funds, (c) violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or the Anti-Terrorist Financing Act, or any other anti-corruption or anti-bribery law or requirement applicable to the Company or the Bank or (d) made, authorized, solicited or received any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.

        Section 4.15.    Sanctions.     None of the Company or the Bank, or to the Knowledge of the Company, any director, officer, employee, agent or other Person acting on behalf of the Company or the Bank is (i) a Person currently the subject or target of any economic or trade sanctions administered or enforced by the United States government, including the U.S. Department of the Treasury's Office of Foreign Assets Control, the European Union, Her Majesty's Treasury, or other sanctions authority (collectively, "Sanctions") or (ii) located, organized or ordinarily resident in Iran, Sudan, Syria, North Korea, Cuba, or the Crimea Region of Ukraine. The Company and the Bank are in compliance and, within the past five years preceding the date of this Agreement, have been in compliance in all material respects with all applicable Laws related to Sanctions (except to the extent inconsistent with U.S. Law).

        Section 4.16.    Marijuana-Related Businesses.     To the Company's Knowledge, the Bank does not accept deposits from, has not originated any Loan to and does not otherwise transact business with any Person engaged in the manufacture, production, distribution, sale, or other dispensation of marijuana. To the Company's Knowledge, no borrower under any Loan (i) is engaged in the manufacture, production, distribution, sale or other dispensation of marijuana or (ii) leases any Assets to any Person engaged in the manufacture, production, distribution or dispensation of marijuana. To the Company's Knowledge, the Bank has timely and properly filed all mandatory Suspicious Activity Reports related to marijuana and has complied with applicable guidance related to marijuana banking from any Governmental Entity.

        Section 4.17.    Assets and Properties.

        (a)   Section 4.17(a) of the Company Disclosure Schedule identifies (i) the street address of each parcel of Real Property owned by the Company or the Bank and (ii) the street address of each parcel of Real Property leased, occupied or otherwise used by the Company or the Bank, and a list, as of the date of this Agreement, of all leases for each parcel of Real Property leased by the Company or the Bank, including identification of the lessee and lessor thereunder. The Bank is in possession of the properties listed on Section 4.17(a) of the Company Disclosure Schedule, and there is a valid lease for each such leased Real Property, without material default thereunder by the lessee or, to the Knowledge of the Company, the lessor. The Company or the Bank has a valid leasehold interest in all such Real Property, free and clear of all Liens, except (a) statutory Liens securing payments not yet due, (b) Liens for real property Taxes not yet due and payable, or due and payable but not delinquent or the amount or validity of which is being challenged in good faith by appropriate proceedings, (c) zoning, entitlement, building codes and other land use regulations imposed by Governmental Entities, (d) Liens securing obligations of the owner of leased Real Property, (e) easements, rights of way, and other similar encumbrances that do not materially affect the use of the Assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, and (f) such imperfections or irregularities of title or Liens as do not, individually or in the aggregate, materially affect the use of the Assets subject thereto or affected thereby or otherwise materially impair business operations at such properties (clauses (a), (b), (c), (e) and (f) collectively, "Permitted Liens").

        (b)   Section 4.17(b) of the Company Disclosure Schedule identifies each parcel of Real Property and other material Assets that were acquired in a foreclosure, by deed in lieu of foreclosure or similar event since January 1, 2013 through the date hereof ("Foreclosed Property"). The foreclosure proceedings by which the Foreclosed Properties were acquired by the Company or the Bank were (i) conducted in accordance with all applicable Law in all material respects and (ii) did not result in any negative impact on title received by the Company or the Bank to such Foreclosed Property.

        (c)   The Company or the Bank has good and marketable title to those Assets reflected in the Company Balance Sheet or acquired after the date thereof (except for Assets sold or otherwise disposed of since the date thereof in the ordinary course of business consistent with past practice) free and clear of all Liens, except Permitted Liens.

        Section 4.18.    Intellectual Property.

        (a)   Section 4.18(a) of the Company Disclosure Schedule lists all patents, patent applications, Trademarks, copyright registrations and pending applications for registration, and internet domain name registrations owned by the Company and the Bank as of the date hereof. The Company or the Bank owns or has the right to use all Intellectual Property necessary to conduct the business of the Company and the Bank as currently conducted (the "Bank Intellectual Property").

        (b)   Except as would not, individually or in the aggregate, reasonably be expected to have a material impact on the Company and the Bank, taken as a whole: (i) the Intellectual Property currently licensed or used by the Company and the Bank, and the Company's and the Bank's conduct of its business, do not infringe, violate, or misappropriate (and have not resulted in the infringement, violation, or misappropriation of) the Intellectual Property of any Person; (ii) to the Knowledge of the Company, no Person is or has been infringing, violating, or misappropriating any Bank Intellectual Property; (iii) there is no Litigation before a Governmental Entity pending, or to the Knowledge of the Company, threatened alleging that the Company or the Bank is or was infringing, violating, or misappropriating any Intellectual Property of any other Person, and (iv) there is no Litigation before a Governmental Entity pending, or threatened to be initiated, by the Company or the Bank against any Person concerning the infringement, violation or misappropriation of any Bank Intellectual Property.

        (c)   The Company and the Bank have taken commercially reasonable steps to ensure the continued operation of the software and data included in the Bank Intellectual Property, as well as all of the computers and other information technology infrastructure and Assets used in connection with the operation or conduct of the business of the Company and the Bank (collectively, the "IT Assets"). The IT Assets operate and perform in all material respects as is necessary and sufficient to operate and conduct the Company's and the Bank's business in the manner in which it is currently being operated and conducted. To the Knowledge of the Company, all software included in the Bank Intellectual Property is free from malicious code and does not contain any bugs, errors or problems that, in each case, would reasonably be expected to materially adversely impact the operation of the IT Assets, taken as a whole.

        Section 4.19.    Privacy.

        (a)   The Company and the Bank and, to the Knowledge of the Company, any third parties acting on the Company's or the Bank's behalf have collected, maintained, used, disclosed, transferred, protected, stored, retained, deleted, and otherwise processed all Personal Data in compliance in all material respects with, and otherwise complied in all material respects with, applicable Law and Orders, including Subtitle A of Title V of the Gramm-Leach-Bliley Act and Regulation P issued by the Consumer Financial Protection Bureau thereunder (collectively, the "GLBA") and other federal and state privacy and financial privacy, data security, or electronic or mobile marketing laws (collectively with GLBA, "Privacy Laws"), and since January 1, 2013, there have been no material breaches with respect thereto. None of the Company, the Bank or, to the Knowledge of the Company, any third party with whom the Company or the Bank has entered into a Contract in connection with the processing of Personal Data has breached such Contract in a manner that would violate Privacy Laws in any material respect.

        (b)   The Company, the Bank and, to the Knowledge of the Company, any third parties acting on the Company's or the Bank's behalf have implemented and maintained commercially reasonable and appropriate measures to protect the operation, confidentiality, integrity, and security of all Personal Data and all IT Assets of the Company, the Bank or third parties acting on their behalf against unauthorized access, acquisition, interruption, or modification. The Company and the Bank have implemented commercially reasonable backup and disaster recovery policies, procedures and systems consistent with generally accepted industry standards for a community bank, and sufficient to reasonably maintain the operation of the businesses of the Company and the Bank in all material respects.

        (c)   There are no asserted or, to the Knowledge of the Company, threatened claims, notices or complaints against the Company or the Bank (whether by a Governmental Entity or any other party) relating to the Company's or the Bank's collection, maintenance, use, disclosure, transfer, protection, storage, retention, deletion or other processing of Personal Data. The Company does not have any Knowledge that the Company, the Bank, or any third party acting on the Company's or the Bank's behalf, has experienced any security breach or other instance of compromised or lost Personal Data or other confidential information.

        Section 4.20.    Environmental Matters.

        (a)   For purposes of this Agreement: (i) "Environmental Laws" means all applicable laws, permits, and orders relating to pollution, protection of the environment, natural resources or human health (including but not limited to all laws, regulations, ordinances and orders relating to releases, discharges, emissions or disposals to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls, asbestos, mold or urea formaldehyde, to the treatment, storage, disposal or management of, or to exposure to, any substance regulated pursuant to any Environmental Law, including any Hazardous Substances); and (ii) "Hazardous Substances" means all pollutants, contaminants, chemicals, wastes, and any toxic or otherwise hazardous substances or materials regulated under any Environmental Law, including but not limited to radiation and radioactive materials, polychlorinated biphenyls, petroleum and petroleum products and by-products, lead, pesticides, natural gas, and nuclear fuel, all within the meaning of any applicable Law of any applicable Governmental Entity relating to or imposing liability or standards of conduct pertaining thereto.

        (b)   The Company and the Bank have complied in all material respects with all Environmental Laws, regulations, ordinances, requirements of any Governmental Entity. In addition, and irrespective of such compliance, neither the Company nor the Bank is subject to any material Liability for any exposure to any Hazardous Substance or any contamination, environmental remediation or cleanup obligations pursuant to any Environmental Law including any Liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, or the Resource Conservation and Recovery Act of 1976. Since January 1, 2012, there have been no legal, administrative, arbitral or other Litigation before a Governmental Entity or notices of any nature seeking to impose, or that would reasonably be expected to result in the imposition of, on the Company or the Bank, any material Liability of the Company or the Bank with respect to any Environmental Law.

        (c)   There is no private or governmental, environmental health or safety investigation or remediation activity of any nature arising under any Environmental Law pending or, to the Knowledge of the Company, threatened against the Company or the Bank or, to the Knowledge of the Company, any property in which the Company or the Bank has taken a security interest. To the Knowledge of the Company there is no reasonable basis for, or circumstances that would reasonably be expected to give rise to, any such Litigation or remediation; and neither the Company nor the Bank is subject to any agreement, letter or memorandum or Order by or with any Governmental Entity that would reasonably be expected to impose any such environmental Liability. No property currently or formerly owned or operated by the Company or the Bank was contaminated with any Hazardous Substance during or prior to such period of ownership or operation in a manner that would result in any Liability that could reasonably be expected to have, individually or in the aggregate, a material impact on the Company and the Bank, taken as a whole, or a material impact on the consummation of the transactions contemplated by this Agreement. The Company has made available to Purchaser copies of all material environmental reports, studies, assessments, sampling data and other material environmental documents in its possession as of the date hereof relating to the Company, the Bank or their current or former properties and properties in which the Company or the Bank has taken a security interest having a book value in excess of $2,000,000. The Company and the Bank have complied in all material respects with all FDIC guidelines concerning environmental due diligence and risk management in lending, loan administration, workout and foreclosure activities including FDIC Bulletin FIL-14-93, and update FIL-98-2006.

        Section 4.21.    Labor Relations.

        (a)   (i) Neither the Company nor the Bank is party to, bound by, or has any obligations under, any collective bargaining agreement, labor agreement, works council agreement, or similar agreement with any labor union, trade union, works council or other labor organization (collectively, a "Labor Organization"); (ii) neither the Company nor the Bank is party to any collective bargaining relationship with any Labor Organization; (iii) no Company Employees are represented by a Labor Organization with respect to their employment with any of the Company or the Bank; (iv) to the Knowledge of the Company, as of the date of this Agreement, no Labor Organization or group of employees of the Company or the Bank has made a pending demand for recognition or certification and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other Governmental Entity; and, (v) to the Knowledge of the Company, there are no current union organizing activities with respect to the workforce of the Company or the Bank.

        (b)   There has been no, and to the Knowledge of the Company, there is no threatened: (i) grievance, arbitration, lockout, work stoppage, walk-out, slowdown, strike or other labor dispute against or affecting the Company or the Bank, or (ii) unfair labor practice charge or complaint before the National Labor Relations Board or any other Governmental Entity. To the Knowledge of the Company, none of the Company, the Bank or any of their employees, agents or Representatives have committed any material unfair labor practice as defined in the National Labor Relations Act or any similar Law.

        (c)   Each of the Company and the Bank is in compliance in all material respects with all Laws pertaining to labor, employment and employment practices including, but not limited to, all Laws regarding health and safety, wages and hours, labor relations, employment discrimination, disability rights or benefits, equal opportunity, immigration, affirmative action, employee leave issues, unemployment insurance and workers' compensation, and the Company and the Bank are not, and have not been since January 1, 2013, a party to any Litigation before a Governmental Entity alleging a violation of any Law pertaining to labor, employment or employment practices and, to the Knowledge of the Company, no such Litigation is pending or threatened.

        (d)   Since January 1, 2013, neither the Company nor the Bank has (i) effectuated a "plant closing" (as defined in the Worker Adjustment and Retraining Notification Act and any similar state or local Law relating to plant closings or layoffs (the "WARN Act")), (ii) effectuated a "mass layoff" (as defined in the WARN Act), or (iii) undertaken any other similar action requiring advance notice of such action to affected employees, employee representatives or Governmental Entities. Section 4.21(d) of the Company Disclosure Schedule contains a list of each employee who has suffered an "employment loss" within the meaning of the WARN Act in the past six months prior to the date hereof.

        (e)   Section 4.21(e) of the Company Disclosure Schedule contains a complete and accurate list of all Company Employees and independent contractors (who are individuals) describing for each such Person, as applicable, the name, the position, whether a Company Employee or an independent contractor, whether classified as exempt or non-exempt for wage and hour purposes, date of hire, business location, 2015 and 2016 annual base salary, whether paid on a salary, hourly or commission basis and the actual rates of compensation, bonus paid with respect to fiscal year 2014 and projected fiscal year 2015 bonus, fringe benefits (other than employee benefits applicable to all employees, which benefits are set forth on a separate list in Section 4.22(a) of the Company Disclosure Schedule), immigration status and status (i.e., active or inactive and if inactive, the type of leave and, to the Knowledge of the Company, estimated duration). All such individuals have their principal place of employment in the United States.

        (f)    All Company Employees employed in the United States are either United States citizens or are legally entitled to work in the United States under the Immigration Reform and Control Act of 1986, as amended, other United States immigration Laws and the Laws related to the employment of non-United States citizens applicable in the state in which the employees are employed. Each of the Company and the Bank: (i) has properly classified and treated all of their workers as independent contractors or employees, (ii) has properly classified and treated all of their employees as "exempt" or "nonexempt" from overtime requirements under applicable Law, (iii) is not delinquent in any material respect in any payments to, or on behalf of, any current or former independent contractors or employees for any services or amounts required to be reimbursed or otherwise paid, (iv) has withheld and reported all material amounts required by Law or by agreement to be withheld and reported with respect to wages, salaries and other payments to any current or former independent contractors or employees, and (v) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security or other benefits or obligations for any current or former independent contractors or employees (other than routine payments to be made in the normal course of business consistent with past practice). Neither the Company nor the Bank has any material liability as a result of any misclassification of any Person as an independent contractor rather than as an employee or as a result of any misclassification of any employee as "exempt" or "nonexempt" from overtime requirements under applicable Law.

        (g)   To the Knowledge of the Company, no Company Employee is in material violation of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, non-competition agreement, restrictive covenant or other similar obligations: (i) to the Company or the Bank or (ii) to a former or other current employer of any such Company Employee, in each case, to the extent such material violation relates (1) to the right of any such Company Employee to be employed by the Company or the Bank or (2) to the knowledge or use of trade secrets or proprietary information in connection with such Person's employment with the Company or the Bank.

        (h)   As of the date of this Agreement, the Company has no Knowledge that any current employee of the Company or the Bank with an annual base salary exceeding $75,000 in the aggregate presently intends to terminate or is contemplating terminating his or her employment.

        (i)    Other than pursuant to a Contract set forth on Section 4.21(i) of the Company Disclosure Schedule, the employment of each Company Employee and the engagement of each independent contractor of the Company or the Bank are terminable at will by the Company or the Bank, as applicable, without any penalty, liability or severance obligation incurred by the Company or the Bank.

        Section 4.22.    Employee Benefits.

        (a)   The Company has made available to Purchaser true and correct copies of each material Employee Benefit Plan adopted, maintained by, sponsored in whole or in part by, or contributed to by any of the Company, the Bank or any ERISA Affiliate for the benefit of employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries or under which employees, retirees, former employees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate or with respect to which the Company, the Bank or any ERISA Affiliate has or may have any obligation or Liability (collectively, whether or not material, the "Company Benefit Plans"). Section 4.22(a) of Company Disclosure Schedule has a complete and accurate list of all such Company Benefit Plans. No Company Benefit Plan is subject to any Laws other than those of the United States and any state, county, or municipality in the United States.

        (b)   The Company has made available to Purchaser (i) all trust agreements or other funding arrangements for all Company Benefit Plans, (ii) all determination letters, opinion letters, information letters or advisory opinions issued by the United States Internal Revenue Service ("IRS"), the United States Department of Labor or the Pension Benefit Guaranty Corporation during this calendar year or any of the preceding three calendar years with respect to any Company Benefit Plan, (iii) annual reports or returns, audited or unaudited financial statements, actuarial reports and valuations required to be prepared for any Company Benefit Plan for the current plan year and the preceding plan year, (iv) the most recent summary plan descriptions and any material modifications thereto for any Company Benefit Plan required to have a summary plan description and (v) all material correspondence with any Governmental Entity regarding any Company Benefit Plan.

        (c)   Each Company Benefit Plan is and has been maintained in all material respects in accordance with the terms and the applicable requirements of the Internal Revenue Code, ERISA, and any other applicable Law. Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code is so qualified and has received a favorable determination letter, or for a prototype plan, opinion letter, from the IRS that is still in effect, applies to the Company Benefit Plan, and on which the Company or the Bank, as applicable, is entitled to rely.

        (d)   There are no pending, or to the Knowledge of the Company, threatened claims or disputes under the terms of, or in connection with, the Company Benefit Plans other than claims for benefits in the ordinary course of business consistent with past practice and no action, proceeding, prosecution, inquiry, hearing or investigation has been commenced with respect to any Company Benefit Plan.

        (e)   Neither the Company nor the Bank has engaged in any nonexempt "prohibited transaction" (described in Internal Revenue Code Section 4975(c) or ERISA Section 406), and, to the Knowledge of the Company, no "party in interest" (as defined in ERISA Section 3(14)) or "disqualified person" (as defined in Internal Revenue Code Section 4975(e)(2)) of any Company Benefit Plan has engaged in any such nonexempt "prohibited transaction." All assets of any Company Benefit Plan consist of cash or actively traded securities.

        (f)    None of the Company, the Bank or any ERISA Affiliate has at any time been a party to or maintained, sponsored, contributed to or has been obligated to contribute to, or had any liability with respect to: (i) any plan subject to Title IV of ERISA, including a "multiemployer plan" (as defined in ERISA Section 3(37) and 4001(a)(3)); (ii) a "multiple employer plan" (within the meaning of ERISA or the Internal Revenue Code); (iii) a self-funded health or welfare benefit plan; (iv) any voluntary employees' beneficiary association (within the meaning of Section 501(c)(9) of the Internal Revenue Code); or (v) an arrangement that is not either exempt from, or in compliance with, Section 409A of the Internal Revenue Code or that provides for indemnification for or gross-up of any taxes thereunder.

        (g)   Each Company Benefit Plan that is a health plan is in compliance with the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "2010 Health Care Law"). The operation of each such plan has not resulted in the incurrence of any penalty to the Company or the Bank pursuant to the 2010 Health Care Law. If the Company or the Bank is an Applicable Large Employer (as defined in the 2010 Health Care Law), the Company or the Bank, as applicable, has offered all full-time employees (within the meaning of the 2010 Health

Care Law) the ability to elect minimum essential coverage that provides minimum value for themselves and their dependents, such that there will not be any liability or excise tax under Section 4980H(a) of the Internal Revenue Code. If the Company or the Bank is an Applicable Large Employer, there will not be any penalty or excise tax assessed against the Company or the Bank, as applicable, under 4980H(b) of the Internal Revenue Code. There is nothing that would create a reporting obligation or excise tax under 4980D of the Internal Revenue Code. Neither the Company, the Bank, nor any ERISA Affiliate has or could reasonably be expected to have any liability for taxes under Sections 4975 through 4980 or Sections 4980A through 4980I of the Internal Revenue Code.

        (h)   Neither the Company nor the Bank has any Liability for health or life benefits for any period extending beyond the termination of any individual's employment or period of service, other than as required under Section 4980B of the Internal Revenue Code or similar state health care continuation laws.

        (i)    All contributions required to be made to any Company Benefit Plan by applicable Law or regulation or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Company Benefit Plan, for any period through the date hereof, have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the Books and Records of the Company and the Bank.

        (j)    Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) result in, cause the vesting, exercisability or delivery of, or increase in the amount or value of, any payment, right or other benefit to any employee, officer, director or other service provider of the Company or the Bank, or result in any (i) requirement to fund any benefits or set aside benefits in a trust (including a rabbi trust) or (ii) limitation on the right of the Company or the Bank to amend, merge, terminate or receive a reversion of assets from any Company Benefit Plan or related trust. Without limiting the generality of the foregoing, no amount paid or payable (whether in cash, in property, or in the form of benefits) by the Company or the Bank in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code. Section 4.22(i) of the Company Disclosure Schedule sets forth accurate and complete data with respect to each individual who has a contractual right to severance pay or pay or benefits triggered by or following a change in control and the amounts potentially payable to each such individual in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) or as a result of a termination of employment or service, taking into account any contractual provisions relating to Section 280G of the Internal Revenue Code. No Company Benefit Plan provides for the gross-up or reimbursement of Taxes under Sections 409A or 4999 of the Internal Revenue Code, or otherwise.

        Section 4.23.    Material Contracts.

        (a)   Section 4.23(a) of the Company Disclosure Schedule sets forth a true, complete and correct list of any of the following Contracts which the Company or the Bank is party to or is bound as of the date hereof (whether or not set forth on Section 4.23(a) of the Company Disclosure Schedule, together with any Contracts referred to in Section 4.02(b)(i)(2) and Section 4.31 (other than any Company Benefit Plan) each a "Material Contract"):

            (i)  any Contract which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K under the Securities Act;

           (ii)  any Contract relating to Indebtedness of the Bank (other than Contracts evidencing deposit liabilities, purchases of federal funds, fully-secured repurchase agreements, and Federal Home Loan Bank advances of depository institution Subsidiaries, and trade payables);

          (iii)  any Contract relating to the purchase or sale of any goods or services by the Company or the Bank providing for (1) annual payments under any individual Contract in excess of $75,000 after the date hereof or (2) aggregate payments over the remaining term under any individual Contract in excess of $100,000;

          (iv)  any Contract that provides for the payment by any of the Company or the Bank of any termination fee (individually or in the aggregate, and whether contingent or otherwise) in excess of $20,000;

           (v)  any Contract not terminable on the part of the Company or the Bank on 60 days or less notice without penalty or fee of $20,000 or more;

          (vi)  any Contract prohibiting the Company or the Bank from soliciting or hiring any individual for employment, consulting or other services;

         (vii)  any Contract pursuant to which any of the Company or the Bank is a lessor or lessee of any Real Property or any machinery, equipment, furniture, fixtures or other personal property involving in excess of $75,000 per annum;

        (viii)  any Contract (1) that restricts the ability of the Company or the Bank to compete in any business or geographic area or any particular medium or (2) that grants a Person other than the Company or the Bank "most favored nation" status or "exclusivity" or similar rights;

          (ix)  any Contract which limits the payment of dividends by the Company or the Bank;

           (x)  any Contract pursuant to which the Company or the Bank has agreed with any third parties to become a member of, manage or control a joint venture, partnership, limited liability company or other similar entity;

          (xi)  any Contract pursuant to which the Company or the Bank has agreed with any third party to a change of control transaction such as an acquisition, divestiture or merger and which contains representations, covenants, indemnities or other obligations (including indemnification, "earn-out" or other contingent obligations) that are still in effect; or

         (xii)  any Contract which relates to the Bank Intellectual Property involving payment of more than $10,000 per annum, other than relating to software that is generally commercially available and is mass marketed and licensed pursuant to a standard form, non-negotiated click-wrap or shrink-wrap agreement.

        (b)   With respect to each Material Contract: (i) the Contract is valid and binding on the Company or the Bank, as the case may be and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect as would not, reasonably be expected to, individually or in the aggregate, be material to the Company and the Bank, taken as a whole; (ii) neither the Company nor the Bank is in material Default thereunder; (iii) neither the Company nor the Bank has repudiated or waived any material provision of any such Contract; and (iv) no other party to any such Contract is, to the Knowledge of the Company, in Default in any material respect or has repudiated or waived any material provision thereunder. Copies of each Material Contract, including all amendments thereto, have been provided to Purchaser by the Company prior to the date hereof.

        Section 4.24.    Derivative Instruments and Transactions.     All existing material derivative instruments, including, swaps, caps, floors and option Contracts, whether entered into for the account of the Company or the Bank or for the account of a customer of the Company or the Bank are set forth on

Section 4.24 of the Company Disclosure Schedule and were entered into (a) only in the ordinary course of business consistent with past practice, (b) in accordance with prudent banking practices and in all material respects with all applicable Laws and with the rules, regulations and policies of applicable Governmental Entities, and (c) with counterparties believed to be financially responsible at the time. The financial position of the Company and the Bank, as applicable, on a consolidated basis under or with respect to each such derivative instrument has been reflected on the Company's and the Bank's Books in accordance with GAAP.

        Section 4.25.    Legal Proceedings.     There is no, and since January 1, 2013 there has been no, Litigation before a Governmental Entity pending against, or, to the Knowledge of the Company, threatened against or affecting, the Company or the Bank or any of their respective properties or, to the Knowledge of the Company, any present or former officer, director or employee of the Company or the Bank or any Person for whom the Company or the Bank may be liable before (or, in the case of threatened Litigation would be before) or by any Governmental Entity or arbitrator that, individually or in the aggregate, would reasonably be expected to have a material impact on the Company and the Bank, taken as a whole, or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby. There is no material Order imposed upon the Company, the Bank or the Assets of the Company or the Bank.

        Section 4.26.    Regulatory Matters.     As of the date of this Agreement, the Company does not have Knowledge of any reason relating to the Company or the Bank why any Requisite Regulatory Consent and, to the extent necessary, any other approvals, authorizations, filings, registrations and notices required for the consummation of the Merger, the Bank Merger, the Subsequent Merger and the other transactions contemplated by this Agreement will not be obtained or that any Requisite Regulatory Consent will not be granted reasonably promptly and without the imposition of a Burdensome Condition, provided, however, that the Company does not make any representation or warranty with respect to the management, capital, ownership structure, regulatory status or any other aspect of Purchaser or any of its Affiliates or shareholders.

        Section 4.27.    Loan Matters.

        (a)   All Loans that as of February 29, 2016 were contractually past due 90 days or more in the payment of principal or interest or were classified as "Other Loans Specially Mentioned," "Special Mention," "Substandard," "Doubtful," "Loss," "Classified," "Criticized," "Credit Risk Assets," "Concerned Loans," "Watch List" or words of similar import are listed on Section 4.27(a) of the Company Disclosure Schedule.

        (b)   All Loans (i) are, to the Knowledge of the Company, genuine, valid and legally binding obligations of the borrowers thereunder, (ii) have been, to the Knowledge of the Company, duly executed by a borrower of legal capacity, (iii) are enforceable in accordance with their respective terms, except as enforcement may be limited by the Solvency and Equity Exception, and (iv) to the extent secured, have been and continue to be secured by valid Liens and security interests that have been perfected. The Bank has not engaged in any acts or conduct or made any omissions (including by virtue of the Bank's holding of any funds or property of, or owing amounts or property to, any borrower or obligor under a Loan) that would give rise to any right of rescission, setoff, abatement, diminution, counterclaim or defense. The Bank has not, and, to the Knowledge of the Company, no other Person has engaged in fraud or has made any material and intentional misrepresentation with respect to any Loan. The Bank has not received any notice that any of the borrowers of any Loan intends to terminate or materially reduce its relationship with the Bank after the Closing.

        (c)   Each Loan was originated by the Bank or, to the Knowledge of the Company, by an originator not affiliated with the Bank, in all material respects in accordance with all applicable Law, loan policies, loan sale agreements and procedures of the Bank or such originator not affiliated with the Bank, as applicable, and the underlying Loan (or acquisition thereof) was approved by the Bank in accordance with the then applicable approval process. With respect to each Loan, the Bank is the sole legal and beneficial owners of and has good title to such Loan. The Bank has not sold, transferred, assigned or participated any Loan or the economic rights associated with any Loan.

        (d)   Each outstanding Loan is administered and the relevant Loan Documents are being maintained in all material respects in accordance with all applicable Law, loan policies, loan sale agreements and procedures of the Bank.

        (e)   Except as evidenced by the Loan Documents, none of the material provisions of any Loan Document have been waived, modified, or altered in any respect, or subordinated in any respect, by the Bank or, to the Knowledge of the Company, the originator of the Loan.

        (f)    The Loans (i) originated by the Bank have arisen from bona fide transactions entered into by the Bank in the ordinary course of business consistent with past practice and (ii) originated by an entity other than the Bank, to the Company's Knowledge, have arisen from bona fide transactions entered into by the originator in the ordinary course of business consistent with past practice.

        (g)   The reserve for bad debts arising after December 31, 2015 on the accounting records of the Bank, has been determined in all material respects in accordance with GAAP.

        (h)   There are no escrow or reserve accounts related to Taxes, insurance or other charges, for any Loan.

        (i)    To the Knowledge of the Company, none of the material collateral of any Loan is subject to any expropriation or condemnation proceedings instituted by any applicable Governmental Entity that would materially and adversely affect the value of such collateral.

        (j)    No Loan is cross-collateralized with a loan that is not a Loan.

        (k)   The Bank does not service loans for any third party.

        (l)    Section 4.27(l) of the Company Disclosure Schedule sets forth a list of all Loans pursuant to which the Bank, to the Knowledge of the Company and other than any Permitted Liens, does not have the most senior lien position with respect to the collateral security interests relating to such Loan. With respect to each secured Loan not listed on Section 4.27(l) of the Company Disclosure Schedule, to the Knowledge of the Company and other than any Permitted Liens, there is no Person other than the applicable borrower with an interest in the collateral relating to such Loan senior to the Bank.

        Section 4.28.    Deposits.     All of the deposits held by the Bank (including the records and documentation pertaining to such deposits) have been established and are held in compliance in all material respects with (a) all applicable policies, practices and procedures of the Bank, and (b) all applicable Law, including the Anti-Money Laundering Laws and anti-terrorism, or embargoed person requirements.

        Section 4.29.    Allowance for Loan and Lease Losses.     The allowance for loan and lease losses reflected in the Company Balance Sheet and the Call Reports was as of such date adequate based upon the Company and the Bank's past business practices to provide for possible or specific or general losses, net of recoveries relating to loans previously charged off, on Loans outstanding as of the applicable dates of the Company Balance Sheet and Call Reports.

        Section 4.30.    Insurance.     The Company and the Bank are, and since January 1, 2014 have been, insured with reputable insurers against such risks and in such amounts as is (a) prudent and consistent with industry practice and (b) sufficient for compliance with all material requirements of applicable Law and all Material Contracts. Section 4.30 of Company Disclosure Schedule contains a true, correct and complete list and a brief description (including the name of the insurer, agent, coverage and the expiration date) of all insurance policies in force on the date hereof with respect to the business and Assets of the Company and the Bank, true, correct and complete copies of which policies have been provided to Purchaser prior to the date hereof. The Company and the Bank are in material compliance with their insurance policies and are not in Default under any of the material terms thereof, which Defaults have not been cured. Each such policy is outstanding and in full force and effect. Except for policies insuring against potential Liabilities of officers, directors and employees of the Company and the Bank, the Company or the Bank are the sole beneficiaries of such policies. All premiums and other payments due under any such policy have been paid, and all material claims thereunder have been filed in due and timely fashion. Since January 1, 2013, neither the Company nor the Bank has received any written notice of cancellation or non-renewal of any such policies, nor is the termination of any such policies threatened. There are no pending or, to the Knowledge of the Company, threatened material claims under any such policy. Since January 1, 2013, neither the Company nor the Bank has been refused any insurance with respect to its Assets or operations by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance.

        Section 4.31.    Related Party Contracts.

        (a)   Section 4.31 of the Company Disclosure Schedule sets forth any extension of credit (as debtor, creditor, guarantor or otherwise) with any (i) Affiliate of the Company or the Bank, (ii) insider or related interest of an insider, (iii) stockholder owning five percent or more of the outstanding Common Stock or related interest of such a stockholder or (iv) employee who is not an executive officer (in the case of this clause (iv), other than credit and consumer banking transactions on arms-length terms in the ordinary course of business consistent with past practice) (each Person described in clauses (i) through (iv) a "Related Party"). For purposes of the preceding sentence, the terms "insider," "related interest," "executive officer" and "extension of credit" shall have the meanings assigned in the Federal Reserve's Regulation O. Except as part of the normal customary terms of an individual's employment and those extensions of credit set forth on Section 4.31 of the Company Disclosure Schedule, neither the Company nor the Bank is party to any Contract for goods or services, lease or other Contract with any Related Party.

        (b)   Each of the Company and the Bank is in material compliance with, and has since January 1, 2013, materially complied with, Sections 23A and 23B of the Federal Reserve Act, its implementing regulations, and the Federal Reserve's Regulation O.

        Section 4.32.    Opinion of Financial Advisor.     The Company has received the opinion of Sandler O'Neill & Partners, financial advisor to the Company, to the effect that, as of the date of this Agreement and subject to the factors, assumptions and limitations set forth therein, the Per Share Merger Consideration is fair to the Company's stockholders from a financial point of view. The Company shall deliver a correct and complete copy of the written opinion of Sandler O'Neill & Partners to Purchaser for informational purposes only promptly after receipt thereof by the Company.

        Section 4.33.    Anti-takeover Statutes.     Assuming the accuracy of the representations and warranties contained in Section 5.08, the Company Board has taken all action necessary in approving this Agreement, the Stockholder Voting Agreement and the transactions contemplated hereby and thereby to render inapplicable to this Agreement, the Stockholder Voting Agreement and the transactions contemplated hereby and thereby the restrictions on "business combinations" (as defined in Section 203 of the DGCL) as set forth in Section 203 of the DGCL and, accordingly, neither Section 203 of the DGCL nor any other Takeover Provision applies or purports to apply to the transactions contemplated hereby or thereby.

        Section 4.34.    Finders' Fees.     Except for Sandler O'Neill & Partners, a copy of whose engagement agreement has been provided to Purchaser, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or the Bank who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Purchaser represents and warrants to the Company:

        Section 5.01.    Organization.     Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. MidFirst Bank is a wholly-owned subsidiary of Purchaser and is a federally chartered savings association and a wholly-owned subsidiary of Purchaser duly organized and validly existing under the Home Owners' Loan Act, 12 U.S.C. § 1461 et seq. Each of Purchaser and MidFirst Bank (i) have all corporate power and authority to own or lease all the Assets owned or leased by it and to conduct its business as it is now being conducted, and (ii) is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions (A) in which the nature of the activities conducted by Purchaser requires such license or qualification and (ii) in which Purchaser owns or leases Real Property, other than, in the case of clause (i) and (ii), such failures that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Purchaser to consummate the transactions contemplated hereby. True, complete and correct copies of each of the certificate of incorporation and the bylaws of Purchaser and Merger Sub and the charter of MidFirst Bank and the bylaws of MidFirst Bank, as amended and as currently in effect, have been delivered or made available to the Company.

        Section 5.02.    Authority of Purchaser and Merger Sub; No Breach By Agreement.

        (a)   Each of Purchaser and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, subject only (i) with respect to the Merger, to adoption of this Agreement by Purchaser as the sole stockholder of Merger Sub (which shall occur promptly following the execution of this Agreement) and the filing of the certificate of merger with the Delaware Secretary of State in connection with the Merger, (ii) with respect to the Bank Merger, to the approval of the Subsidiary Plan of Merger by Purchaser as the sole stockholder of MidFirst and the filing of the Subsidiary Plan of Merger or any other documents or certificates to be filed in connection with the Bank Merger and (iii) with respect to the Subsequent Merger, to approval of the board of directors of Purchaser and the stockholders of Purchaser, the approval and declaring advisable by the board of directors of the Surviving Corporation, the adoption by Purchaser as the sole stockholder of the Surviving Corporation and the filing of a certificate of merger or any other documents or certificates to be filed in connection with the Subsequent Merger. This Agreement has been duly and validly executed and delivered by each of Purchaser and Merger Sub and, assuming due authorization, execution and delivery by the Company, is a valid and binding obligation of each of Purchaser and Merger Sub enforceable against each of Purchaser and Merger Sub in accordance with its terms (except as enforcement may be limited by the Solvency and Equity Exception). Except as set forth above, no other corporate proceedings, other than the adoption of this Agreement by Purchaser as the sole stockholder of Merger Sub, the filing of the certificate of merger with the Delaware Secretary of State in connection with the Merger and the filings of the Subsidiary Plan of Merger or any other documents or certificates to be filed in connection with the Bank Merger and the Subsequent Merger, are necessary for the execution and delivery by Purchaser and Merger Sub of this Agreement, the performance by them of its obligations hereunder or the consummation by them of the transactions contemplated hereby. Each of the boards of directors of Purchaser and Merger Sub, by a unanimous vote thereof, has adopted resolutions (i) approving and declaring advisable this Agreement and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, (ii) determining that this Agreement and such transactions are fair to, and in the best interests of, Purchaser and Merger Sub, respectively, and the stockholders of Purchaser and

Merger Sub, respectively and (iii) in the case of the Board of Directors of Merger Sub, resolving to recommend that Merger Sub's stockholder adopt this Agreement.

        (b)   Neither the execution and delivery by Purchaser and Merger Sub of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by Purchaser, MidFirst Bank and Merger Sub with any of the provisions hereof, will (i) with or without notice, lapse of time or both, violate, conflict with, or result in a breach of any provision of, or constitute a Default under, or result in the termination of, or result in the loss to Purchaser, MidFirst or Merger Sub of any benefit or result in the creation of any Liens, other than Permitted Liens, upon any of the material Assets of Purchaser, MidFirst or Merger Sub under any of the terms, conditions or provisions of (1) the certificate of incorporation or bylaws (or similar governing documents) of Purchaser or Merger Sub or the charter, bylaws or other governing instrument of MidFirst or (2) any Contract or Permit to which Purchaser, MidFirst or Merger Sub is party or by which Purchaser, MidFirst or Merger Sub may be bound, or to which Purchaser, MidFirst or Merger Sub or any of the Assets of Purchaser, MidFirst or Merger Sub may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 5.02(c), violate any Law or Order applicable to Purchaser, MidFirst or Merger Sub or any of their respective material Assets, except in the case of clauses (i)(2) and (ii) as would not reasonably be expected to prevent, materially delay or materially impair Purchaser's, MidFirst's and Merger Sub's ability to consummate the transactions contemplated hereby.

        (c)   Other than (i) applicable requirements of the Securities Act, the Exchange Act and state securities takeover and "blue sky" laws, as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) the filing of the Delaware certificate of merger in connection with the Merger, (iii) the filing of the Subsidiary Plan of Merger or any other documents or certificates to be filed in connection with the Bank Merger, (iv) the filing of a certificate of merger or any other documents or certificates to be filed with the States of Delaware or Oklahoma in connection with the Subsequent Merger and (v) the Regulatory Consents, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary in connection with Purchaser's and Merger Sub's execution, delivery or performance of this Agreement, MidFirst's execution, delivery or performance of the Subsidiary Plan of Merger, and the consummation of the Merger, the Bank Merger, the Subsequent Merger and the other transactions contemplated hereby.

        Section 5.03.    Disclosure Documents.

        (a)   None of the information supplied with respect to Purchaser or Merger Sub or to be supplied by Purchaser, Merger Sub or any Affiliate thereof expressly for inclusion in the Company Proxy Statement to be mailed to the Company's stockholders in connection with the Company Stockholder Meeting, and any documents to be filed by Purchaser, Merger Sub or any Affiliate thereof with any Governmental Entity in connection with the transactions contemplated hereby, will, at the respective time such documents are filed, and with respect to the Company Proxy Statement, when first mailed to the Company's stockholders, be false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of the Company Proxy Statement or any amendment thereof or supplement thereto, at the time of the Company Stockholder Meeting, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for the Company Stockholder Meeting.

        (b)   The representations and warranties contained in Section 5.03(a) will not apply to statements or omissions included or incorporated by reference in the Company Proxy Statement or any documents to be filed by Purchaser, Merger Sub or any Affiliate thereof with any Governmental Entity based upon information supplied by the Company, the Bank or any of their respective Representatives specifically for use or incorporation by reference therein.

        Section 5.04.    Available Funds.     Purchaser and MidFirst have, or will have at the Effective Time, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to consummate the Merger and pay the aggregate Per Share Merger Consideration pursuant to the terms of this Agreement and to pay all related fees and expenses of Purchaser, MidFirst and Merger Sub pursuant to this Agreement.

        Section 5.05.    Merger Sub; No Prior Activities.     The authorized capital stock of Merger Sub consists solely of 100 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and as of immediately prior to the Effective Time will be, owned by Purchaser or a Subsidiary thereof. Except in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Merger Sub has not incurred any Liabilities, and has not engaged in any business or activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

        Section 5.06.    Regulatory Matters.     As of the date of this Agreement, Purchaser does not have Knowledge of any reason relating to Purchaser, Merger Sub or MidFirst why any Requisite Regulatory Consent and, to the extent necessary, any other approvals, authorizations, filings, registrations and notices required for the consummation of the Merger, the Bank Merger, the Subsequent Merger and the other transactions contemplated by this Agreement will not be obtained or that any Requisite Regulatory Consent will not be granted reasonably promptly and without the imposition of a Burdensome Condition, provided, however, that Purchaser does not make any representation or warranty with respect to the management, capital, ownership structure, regulatory status or any other aspect of the Company or any of its Affiliates or shareholders.

        Section 5.07.    Finders' Fees.     Except for Macquarie Capital (USA) Inc., there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Purchaser or Merger Sub who might be entitled to any fee or commission from Purchaser or Merger Sub or any of their respective Affiliates in connection with the transactions contemplated by this Agreement.

        Section 5.08.    Ownership of Shares.     None of Purchaser, Merger Sub or any of their respective "affiliates" or "associates" (as defined in Section 203 of the DGCL) is, or at any time during the past three years has been, an "interested stockholder" of the Company (as defined in Section 203 of the DGCL).

ARTICLE VI
CONDUCT OF BUSINESS PENDING CONSUMMATION

        Section 6.01.    Conduct of Business.

        (a)   From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written consent of Purchaser shall have been obtained, and except as required by applicable Law or as otherwise expressly contemplated herein or as set forth in Section 6.01(a) of the Company Disclosure Schedule, the Company shall, and shall cause the Bank to: (i) operate its business only in the ordinary course of business consistent with past practice; (ii) use its reasonable best efforts to preserve intact its business (including its organization, Assets, goodwill and insurance coverage), and maintain its rights, authorizations, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, customers, borrowers and others having business relationships with the Company or the Bank; (iii) maintain loan loss reserves in accordance with GAAP and consistent with past practices for the estimations of such reserves; and (iv) take no action which would reasonably be expected to (1) prevent, materially delay or materially impair the receipt of any Requisite Regulatory Consent, (2) result in any of the conditions set forth in Article VIII not being satisfied, or

(3) prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement.

        (b)   From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), and except as required by applicable Law or as otherwise expressly contemplated herein or as set forth in Section 6.01(b) of the Company Disclosure Schedule, the Company covenants and agrees that neither the Company nor the Bank will

            (i)  amend its certificate of incorporation, articles of association, bylaws or other governing instruments;

           (ii)  incur or guarantee any Indebtedness (other than Indebtedness incurred in the ordinary course of business consistent with past practice);

          (iii)  repurchase, redeem, or otherwise acquire or exchange (other than in accordance with the terms of this Agreement), directly or indirectly, any Company Securities or Bank Securities, or make, declare, pay or set aside for payment any dividend or set any record date for or declare or make any other distribution in respect of any Company Securities or Bank Securities, except in connection with any tax withholding upon the vesting of any Company Restricted Shares;

          (iv)  issue, sell, pledge, dispose of, encumber, authorize or propose the issuance of, enter into any Contract to issue, sell, pledge, dispose of, encumber, or authorize or propose the issuance of, or otherwise permit to become outstanding, any additional shares of any Company Security or Bank Security;

           (v)  directly or indirectly adjust, split, combine or reclassify any Company Security or Bank Security or issue or authorize the issuance of any other securities in respect of or in substitution for Shares, or sell, transfer, lease, mortgage, permit any Lien, other than Permitted Liens, or otherwise dispose of, discontinue or otherwise encumber (i) any Company Securities or Bank Securities or (ii) any Asset of the Company or the Bank other than pursuant to Contracts in force at the date of the Agreement (provided that any limitations to the Company's actions with respect to investment securities are solely contained in Section 6.01(b)(xviii));

          (vi)  (1) purchase any securities or make any acquisition of or investment in, either by purchase of stock or other securities or equity interests, contributions to capital, Asset transfers, purchase of any Assets (including any investments or commitments to invest in Real Property or any Real Property development project) or other business combination, or by formation of any joint venture or other business organization or by contributions to capital (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business consistent with past practice), any Person, or otherwise acquire direct or indirect control over any Person; or (2) enter into a plan of consolidation, merger, share exchange, share acquisition, reorganization or complete or partial liquidation with any Person, or a letter of intent, memorandum of understanding or agreement in principle with respect thereto (provided that any limitations to the Company's actions with respect to investment securities are solely contained in Section 6.01(b)(xviii)) ;

         (vii)  except as required by the terms of any Company Benefit Plan or other Contract as in effect on the date hereof and disclosed on Section 4.22(a) or Section 4.23(a) of the Company Disclosure Schedule (1) grant any increase in compensation or benefits to any Company Employee or independent contractor, except in the ordinary course of business consistent with past practice; (2) pay any (A) severance or termination pay or (B) bonus, in either case other than cash bonuses in an aggregate amount not to exceed $1,327,500 pursuant to a Company Benefit Plan in effect on the date hereof and paid in accordance with past practice, including with respect to the timing of payment, in the case of (A) subject to receipt of an effective release of claims from the employee, and in the case of (B) to the extent required to be paid in cash under the terms of the plan without the exercise of any upward discretion; (3) enter into or amend any severance agreements with any Company Employee; or (4) grant any increase in fees or other increases in compensation or other benefits to directors or any Company Employee at the level of Vice President or above; provided that the restrictions in this Section 6.01(b)(vii) will not prohibit the Company from entering into compensation arrangements with newly-hired or promoted Company Employees in the ordinary course of business consistent with past practice on terms substantially consistent with those provided to similarly-situated Company Employees;

        (viii)  enter into, amend or renew any employment Contract between the Company or the Bank and any Person;

          (ix)  except as required by Law, (1) adopt any new Employee Benefit Plan of the Company or the Bank (or adopt any plan that would be an Employee Benefit Plan of the Company or the Bank had it been in existence on the date of this Agreement) or terminate or withdraw from, or amend, any Company Benefit Plan, other than in a manner that would not increase the cost of maintaining such Company Benefit Plan, or in connection with routine changes to Company Benefit Plans providing health and welfare benefits, (2) make any distributions from such Employee Benefit Plans, except as required by the terms of such plans as in effect on the date of this Agreement or (3) fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan;

           (x)  make any material change in any accounting principles, practices or methods or systems of internal accounting controls, except as may be required to conform to regulatory accounting requirements or GAAP;

          (xi)  commence any Litigation other than in the ordinary course of business consistent with past practice, or settle, waive or release or agree or consent to the issuance of any Order in connection with any Litigation (1) involving any Liability of any of the Company or the Bank for money damages in excess of $25,000 per Litigation or $100,000 in the aggregate or (2) arising out of or relating to the transactions contemplated hereby;

         (xii)  (1) enter into, renew (other than renewals in the ordinary course of business consistent with past practice and without changes in the terms that are adverse to the Company), extend (other than extensions in the ordinary course of business consistent with past practice and without changes in the terms that are adverse to the Company), materially modify, materially amend or terminate (other than terminations in accordance with the stated term in any Contract in effect on the date hereof) any (A) Contract that calls for aggregate annual payments of $25,000 or more, except in the ordinary course of business consistent with past practice or (B) Material Contract; or (2) waive, release, compromise or assign any material rights or material claims under any Contract described in clause (1);

        (xiii)  enter into any new line of business or change in any material respect its lending, investment, risk and asset-liability management, interest rate, fee pricing or other material banking or operating policies;

        (xiv)  except as set forth in the capital budgets set forth in Section 6.01(b)(xiv) of the Company Disclosure Schedule, make, or commit to make, any capital expenditures in excess of $25,000 per project or $100,000 in the aggregate;

         (xv)  make any material changes in its policies and practices with respect to (1) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, Loans, or (2) its hedging practices and policies;

        (xvi)  cancel or release any material Indebtedness owed to any Person or any claims held by any Person, except for (1) sales of Loans and sales of investment securities, in each case in the ordinary course of business consistent with past practice, or (2) as expressly required by the terms of any Contracts in force at the date of the Agreement;

       (xvii)  permit the commencement of any material construction of new structures or facilities upon, or purchase or lease any Real Property in respect of any branch or other facility;

      (xviii)  materially change its investment securities portfolio policy, or its policies with respect to the classification or reporting of such portfolios, or invest in any mortgage-backed or mortgage related securities which would be considered "high-risk" securities under applicable regulatory pronouncements;

        (xix)  alter materially its interest rate or fee pricing policies with respect to depository accounts or waive any material fees with respect thereto;

         (xx)  make, change or revoke any material Tax election, change any material method of Tax accounting, adopt or change any taxable year or period, file any amended material Tax Returns, agree to an extension or waiver of any statute of limitations with respect to the assessment or determination of Taxes, settle or compromise any material Tax liability of the Company or the Bank, enter into any closing agreement with respect to any material Tax or surrender any right to claim a material Tax refund;

        (xxi)  enter into any securitizations of any Loans or create any special purpose funding or variable interest entity other than on behalf of clients;

       (xxii)  foreclose upon or take a deed or title to any commercial Real Property without first conducting a Phase I environmental assessment (except where such an assessment has been conducted in the preceding twelve months) of the property or foreclose upon any commercial Real Property if such environmental assessment indicates the presence of Hazardous Substances;

      (xxiii)  make or acquire any Loan or issue a commitment (including a letter of credit) or renew or extend an existing commitment for any Loan, or amend or modify in any material respect any Loan (including in any manner that would result in any additional extension of credit, principal forgiveness, or effect any uncompensated release of collateral, i.e., at a value below the fair market value thereof as determined by the Bank), except (1) new Loans not in excess of $4,000,000, (2) Loans or commitments for Loans that have previously been approved by the Bank prior to the date of this Agreement not in excess of $4,000,000, (3) modification, extension or amendment of any Loan existing on the date hereof which is rated "pass" by the Bank in a manner that would not result in (A) any additional extension of credit in excess of $4,000,000, (B) principal forgiveness or (C) any uncompensated release of collateral, or (4) any extension, for a time period no longer than one year, of an existing commitment for any Loan which has been rated "pass" by the Bank; provided, however, Purchaser will be deemed to have given its consent under this Section 6.01(b)(xxiii) unless Purchaser objects to such proposed transaction no later than 48 hours (non-Business Days excluded) after actual receipt by Purchaser from the Company of all reasonable information (including the applicable credit presentation) relating to such making, acquisition, commitment, renewal, extension, amendment or modification;

      (xxiv)  acquire any Loans through bulk purchases that are not in process as of the date of this Agreement;

        (xxv)  make any application for the opening, relocation or closing of any, or open, relocate or close any, branch office, loan production office or other significant office or operations facility; or

      (xxvi)  resolve to take, agree to take or make any commitment to take any of the actions prohibited by this Section 6.01(b).

        (c)   Without limiting in any way any Party's rights or obligations under this Agreement (including this Section 6.01), nothing contained in this Agreement shall give Purchaser or Merger Sub, directly or indirectly, the right to control or direct the Company or the Bank's operations prior to the Effective Time.

ARTICLE VII
ADDITIONAL AGREEMENTS

        Section 7.01.    Efforts; Consents of Governmental Entities; Third Party Consents.

        (a)   Subject to the terms and conditions of this Agreement, from the date hereof until the Closing, each Party shall use its reasonable best efforts to take such actions as are necessary to expeditiously satisfy the conditions set forth in Article VIII hereof, as applicable.

        (b)   Without limitation to the foregoing clause (a), Purchaser, on the one hand, and the Company, on the other hand, shall, and the Company shall cause the Bank to, cooperate and use their respective reasonable best efforts to prepare or cause to be prepared all documentation, to make or cause to be made all filings and to obtain or cause to be obtained all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary to consummate the transactions contemplated by this Agreement, including the Requisite Regulatory Consents. Purchaser shall use its reasonable best efforts to (i) resolve objections, if any, which may be asserted with respect to the Merger, the Subsequent Merger or the Bank Merger under any applicable Law or Order and (ii) avoid the entry of, or to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the Closing; provided that in no event shall Purchaser or any of its Affiliates or shareholders be required to (i) accept any new change, restriction or condition on Purchaser, Merger Sub, MidFirst or any of Purchaser's other Affiliates or shareholders which is materially burdensome on Purchaser, any of Purchaser's Affiliates or shareholders, the Company or the Bank or the business of any of the foregoing, or (ii) proffer to, or agree to, sell, divest, lease, license, transfer, dispose of or otherwise encumber or hold separate and agree to sell, divest, lease, license, transfer, dispose of or otherwise encumber before, on or after the Effective Time, any assets, licenses, operations, rights, product lines, businesses or other interests of Purchaser, any of Purchaser's Affiliates or shareholders or any of their Affiliates, the Company or the Bank or any of their Assets, licenses, operations, rights, businesses or interests thereon or to any agreement by the Company or the Bank to take any of the foregoing actions that would, or would be reasonably likely to, in each case of clauses (i) and (ii) after the Effective Time (but regardless of when such action, condition or restriction is to be taken or implemented), (x) individually or in the aggregate, after giving effect to such action(s) together with all facts, circumstances, changes, events, developments or occurrences with respect to the Company or the Bank since the date hereof, have a material adverse effect on Purchaser and its Subsidiaries, on the one hand, or the Company and the Bank, on the other hand, in each case measured on a scale relative to the Company and the Bank, taken as a whole, or (y) require Purchaser, Merger Sub, MidFirst or any of Purchaser's other Affiliates or shareholders, the Company or the Bank to enter into an operating agreement or raise an amount of additional capital that would materially reduce the economic benefits of the transactions contemplated by this Agreement to Purchaser or any of Purchaser's Affiliates or shareholders, as the case may be (any such condition or restriction, a "Burdensome Condition"). Purchaser and the Company shall have the right to review in advance, and to the extent practicable the Parties will consult with one another, in each case subject to applicable Laws relating to the exchange of information, with respect to all material written information submitted by a Party to any Governmental Entity (and, with respect to information submitted by the Company, to any other third party) in connection with the transactions contemplated by this Agreement (other than any portions of material submitted in connection therewith that contain competitively sensitive business or other proprietary information or confidential supervisory information submitted under a claim of confidentiality). Each Party hereto agrees that it will consult with the other

Parties hereto with respect to the obtaining of all material permits, consents, approvals and authorizations of third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement, including the Requisite Regulatory Consents and each Party will keep the other Parties reasonably apprised of the status of material matters relating to completion of the transactions contemplated hereby, including, subject to applicable Laws relating to the exchange of information, advising the other Parties upon receiving any communication from a Governmental Entity, the consent or approval of which is required for the consummation of the Merger, the Subsequent Merger or the Bank Merger and the other transactions contemplated by this Agreement, that causes such Party to believe that there is a reasonable likelihood that any required consent or approval from a Governmental Entity will not be obtained or that the receipt of such consent or approval may be materially delayed (a "Regulatory Communication"). Upon the receipt of a Regulatory Communication, without limiting the scope of the foregoing, the receiving Party shall, to the extent permitted by applicable Law relating to the exchange of information and confidential information and not in contravention of any contractual obligation (i) promptly advise the other of the receipt of any substantive communication from a Governmental Entity with respect to the transactions contemplated hereby and (ii) provide the other Parties with a reasonable opportunity to review any response thereto and any other substantive submission or communication to any Governmental Entity with respect to the transactions contemplated hereby.

        (c)   Subject to applicable Law, each Party agrees, upon request, to furnish the other Parties with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made with respect to any Requisite Regulatory Consent.

        (d)   As promptly as practicable following the date hereof, in reasonable consultation with Purchaser, the Company shall (i) give all required notices to all third parties described on Section 7.01(d)(i) of the Company Disclosure Schedule and (ii) use reasonable best efforts to obtain all required consents or approvals from all third parties described in Section 7.01(d)(ii) of the Company Disclosure Schedule; provided that nothing contained in this Agreement shall require the Company or the Bank to pay any fee or other consideration in connection with obtaining such consents or approvals described in Section 7.01(d)(ii) of the Company Disclosure Schedule. Upon Purchaser's request, the Company shall reasonably cooperate with Purchaser to create and be prepared to implement at the Closing a plan to replace the services provided by a third party described in Section 7.01(d)(ii) of the Company Disclosure Schedule to an alternate provider.

        Section 7.02.    Access to Information.     From the date hereof until the Effective Time and subject to applicable Law and the Confidentiality Agreement, the Company shall (i) give to Purchaser and its Representatives reasonable access to the offices, Assets and Books and Records and personnel of the Company and the Bank, (ii) furnish to Purchaser and its Representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Company and the Bank to cooperate with Purchaser in its investigation of the Company and the Bank. Any investigation pursuant to this Section 7.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and the Bank. Neither the Company nor the Bank shall be required to provide access or to disclose information where such access or disclosure would (i) violate the rights of the Company or the Bank's customers, (ii) jeopardize any attorney-client privilege or attorney work product protection of the Company or the Bank (after giving due consideration to the existence of any common interest, joint defense or similar agreements between the Parties) or (iii) contravene any applicable Law or Order. No information or knowledge obtained in any investigation pursuant to this Section 7.02 shall affect or be deemed to modify any representation or warranty made by any Party hereunder. Nothing in this Section 7.02 will be construed to require the Company or the Bank or any of their Representatives to prepare any analyses not already prepared at the time of such request. All requests for access pursuant to this Section 7.02 must be directed to the General Counsel of the Company. The terms and conditions of the Confidentiality Agreement shall apply to any information provided pursuant to this Section 7.02.

        Section 7.03.    Company Proxy Statement.

        (a)   As promptly as reasonably practicable (and in any event within 20 Business Days after the date hereof), the Company shall prepare and file, in preliminary form, the Company Proxy Statement with the SEC. The Company shall use its reasonable best efforts to cause the Company Proxy Statement to be cleared by the SEC as soon as reasonably practicable after the date hereof and to be mailed to its stockholders as promptly as practicable thereafter. The Company shall use its reasonable best efforts to ensure that the Company Proxy Statement, and any amendments or supplements thereto, comply in all material respects with the rules and regulations promulgated by the SEC under the Exchange Act.

        (b)   Purchaser and its counsel shall be given a reasonable opportunity to review and comment on the Company Proxy Statement before the Company Proxy Statement (or any amendment thereto) is filed with the SEC, and the Company shall give reasonable and good faith consideration to any comments made by Purchaser and its counsel. The Company shall provide Purchaser and its counsel with (i) any comments or other communications, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Company Proxy Statement promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in the Company's response to those comments and to provide comments on such response (to which reasonable and good faith consideration shall be given), including by participating with the Company or its counsel in any discussions or meetings with the SEC.

        (c)   The Company and Purchaser shall cooperate with one another (i) in connection with the preparation of the Company Proxy Statement and (ii) in taking such actions or making any such filings, furnishing information required in connection with the Company Proxy Statement.

        (d)   Notwithstanding (i) any Company Adverse Recommendation Change, (ii) the public proposal or announcement or other submission to the Company or any of its Representatives of an Acquisition Proposal or (iii) anything in this Agreement to the contrary, unless this Agreement is terminated in accordance with its terms, the obligations of the Company under this Section 7.03 shall continue in full force and effect.

        Section 7.04.    Company Stockholder Meeting.

        (a)   The Company shall cause a meeting of its stockholders (the "Company Stockholder Meeting") to be duly called and held as promptly as reasonably practicable after the SEC or its staff advises that it has no further comments on the Company Proxy Statement or that the Company may commence mailing the Company Proxy Statement for the purpose of voting on the adoption of this Agreement and shall comply with all applicable Law with respect to such meeting and the solicitation of proxies in connection therewith. The Company shall cause the Company Proxy Statement to be mailed to the stockholders of the Company as of the record date established for the Company Stockholder Meeting as promptly as reasonably practicable thereafter. The Company shall use its reasonable best efforts to solicit from the Company's stockholders proxies in favor of the adoption of this Agreement and shall take all other action reasonably necessary or advisable to secure the Requisite Stockholder Approval unless the Company Board shall have made a Company Adverse Recommendation Change in compliance with Section 7.05.

        (b)   Unless permitted by and in compliance with Section 7.05, the Company Board shall make the Company Board Recommendation and not effect a Company Adverse Recommendation Change. The obligation of the Company to hold the Company Stockholder Meeting and to solicit proxies therefor shall not be affected by any Acquisition Proposal or other event or circumstance (provided that if the

Company Board has withdrawn the Company Board Recommendation in compliance with Section 7.05, such solicitation need not request proxies in favor of the adoption of this Agreement) and the Company agrees that it will not submit any Acquisition Proposal to its stockholders for a vote unless this Agreement is terminated in accordance with its terms.

        (c)   Any adjournment, delay or postponement of the Company Stockholder Meeting shall require the prior written consent of Purchaser; provided that (i) the Company shall be permitted to (and shall do so if requested by Purchaser) adjourn, delay or postpone the Company Stockholder Meeting (A) after consultation with Purchaser, for a period not to exceed 15 days if as of the time for which the Company Stockholder Meeting is originally scheduled (as set forth in the Company Proxy Statement) there are insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting or (B) after consultation with Purchaser, if the Company Board has determined in good faith based on the advice of outside counsel that it is necessary to ensure that any legally required supplement or amendment to the Company Proxy Statement is provided to the stockholders of the Company with adequate time to review and (ii) Purchaser may require the Company to adjourn, delay or postpone the Company Stockholder Meeting once for a period not to exceed 30 calendar days (but prior to the date that is two Business Days prior to the Outside Date) to solicit additional proxies necessary to obtain the Requisite Stockholder Approval. Once the Company has established a record date for the Company Stockholder Meeting, the Company shall not change such record date or establish a different record date for the Company Stockholder Meeting without the prior written consent of Purchaser, unless required to do so by applicable Law or the Company's organizational documents. Without the prior written consent of Purchaser, the adoption of this Agreement and the transactions contemplated hereby (including the Merger) shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company's stockholders in connection with the adoption of this Agreement and the transactions contemplated hereby) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholder Meeting.

        (d)   Notwithstanding (i) any Company Adverse Recommendation Change, (ii) the public proposal or announcement or other submission to the Company or any of its Representatives of an Acquisition Proposal or (iii) anything in this Agreement to the contrary, unless this Agreement is terminated in accordance with its terms, the obligations of the Company under this Section 7.04 shall continue in full force and effect.

        Section 7.05.    No Solicitation; Other Offers.

        (a)   The Company shall not, and shall cause the Bank and their respective Representatives not to, directly or indirectly, (i) solicit, initiate, propose or knowingly encourage (including by way of furnishing non-public information) any inquiries or the submission of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal; (ii) enter into, continue or otherwise participate in any discussions (other than as necessary to ascertain facts or clarify terms with respect to an Acquisition Proposal that did not result from a breach of this Section 7.05) or negotiations regarding, furnish to any Person any non-public information relating to, afford access to the business, Books and Records and Assets of the Company or the Bank in connection with, or otherwise cooperate with any Person with respect to, any Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal; or (iii) resolve, propose or agree to do any of the foregoing; provided that if in response to an unsolicited, bona fide written Acquisition Proposal made after the date hereof and at any time prior to the time that the Requisite Stockholder Approval is obtained (but not thereafter) in circumstances not involving a breach of this Section 7.05, the Company Board determines in good faith (after consultation with outside legal counsel and its financial advisor) that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal and with respect to which the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to constitute a breach of its fiduciary duties under applicable Law, then the Company may at any time prior to the time that the Requisite Stockholder Approval is obtained (but in no event after such time), furnish information with respect to the Company and the Bank to, or enter into discussions with, the Person making such Acquisition Proposal and its Representatives; provided that (1) at least 24 hours prior to furnishing any such information to, or entering into discussions with, such Person, Purchaser receives written notice from the Company of the identity of such Person and of the Company's intention to furnish information to, or enter into discussions with, such Person, and the Company enters into with such Person a confidentiality agreement in a form that is no less favorable in all material respects to the Company than the Confidentiality Agreement and (2) the Company concurrently furnishes all such information provided to such Person to Purchaser (to the extent such information has not been previously furnished or made available by the Company to Purchaser and Purchaser's Representatives). Notwithstanding the foregoing, the Company shall not provide any commercially sensitive non-public information to any competitor, except in a manner consistent with the Company's past practices in dealing with the disclosure of such information in the context of considering Acquisition Proposals prior to the date hereof. The Company shall ensure that its Representatives are aware of the provisions of this Section 7.05(a). The Company shall provide Purchaser with an accurate and complete copy of any confidentiality agreement entered into pursuant to this Section 7.05(a) within 24 hours of the execution thereof.

        (b)   In addition to the other obligations of the Company set forth in this Section 7.05, the Company shall as promptly as practicable, and in any event no later than 24 hours after receipt thereof, advise Purchaser, orally and in writing, of any Acquisition Proposal, or any inquiry, proposal or offer that expressly contemplates or could reasonably be expected to lead to an Acquisition Proposal, and shall, in any such notice to Purchaser, indicate the identity of the Person making such Acquisition Proposal, inquiry, proposal or offer, the material terms and conditions of any Acquisition Proposal, proposal or offer (including any subsequent amendment or other modification to such terms and conditions) or the nature of any inquiries or other contacts, and provide to Purchaser copies of any written materials received from or on behalf of such Person relating to such inquiry, proposal or offer (including any subsequent amendment or other modification to such terms and conditions), and thereafter the Company shall promptly (and in any event within 24 hours) advise Purchaser of any related material developments, discussions and negotiations on a reasonably current basis, including any subsequent amendment or other modification to such terms and conditions of such Acquisition Proposal. The terms and conditions of the Confidentiality Agreement shall apply to any information provided pursuant to this Section 7.05(b).

        (c)   Except as expressly permitted by Section 7.05(d), Section 7.05(e) or Section 7.05(f), neither the Company Board nor any committee thereof shall (i) (1) withhold, fail to make or include in (or remove from) the Company Proxy Statement, withdraw, qualify or modify (or publicly propose or resolve to withhold, fail to make or include in (or remove from) the Company Proxy Statement), in each case in a manner adverse to Purchaser, the Company Board Recommendation or (2) adopt, approve, recommend, submit to the Company's stockholders or declare advisable (or resolve, determine or propose to adopt, approve, recommend, submit to the Company's stockholders or declare advisable) any Acquisition Proposal (any action described in this clause (i) being referred to as a "Company Adverse Recommendation Change"), (ii) approve any transaction under, or any Person becoming an "interested stockholder" under, Section 203 of the DGCL or (iii) adopt, approve, recommend, submit to Company's stockholders or declare advisable (or resolve, determine or propose to adopt, approve, recommend, submit to the Company's stockholders or declare advisable), or allow the Company or the Bank to execute or enter into, any Contract, term sheet, letter of intent, agreement in principle or other similar instrument constituting or related to, or that is intended to or could be reasonably likely to lead to, any Acquisition Proposal, or requiring or reasonably likely to cause the Company to abandon, terminate, delay or fail to consummate, or that would otherwise prevent, materially delay or materially impair the transactions contemplated hereby, other than a confidentiality agreement referred to in Section 7.05(a) entered into in compliance with Section 7.05(a).

        (d)   Notwithstanding the foregoing provisions of this Section 7.05, at any time prior to the time that the Requisite Stockholder Approval is obtained (but not thereafter), the Company Board may effect a Company Adverse Recommendation Change or terminate this Agreement to enter into a Specified Agreement, in each case if, and only if, (i) the Company is not in material breach of this Section 7.05, (ii) the Company Board determines in good faith, after consultation with the Company's outside legal counsel, that the failure to make the Company Adverse Recommendation Change or terminate this Agreement to enter into a Specified Agreement would reasonably be expected to constitute a breach of its fiduciary duties under applicable Law, (iii) the Company has given Purchaser written notice of the Company Board's intention to make a Company Adverse Recommendation Change or terminate this Agreement to enter into a Specified Agreement, including all information required to be provided to Purchaser under Section 7.05(b), at least five Business Days prior to making any such Company Adverse Recommendation Change or terminating this Agreement to enter into a Specified Agreement (a "Change of Recommendation Notice"), (iv) if not based on an Intervening Event pursuant to Section 7.05(e) the decision to make a Company Adverse Recommendation Change shall be in connection with an Acquisition Proposal or with the Company's intent to terminate this Agreement to enter into a Specified Agreement in accordance with the terms of this Agreement, and the Company shall have complied with clauses (1) through (4) as follows: (1) prior to giving effect to clauses (2) through (4), the Company Board shall have determined in good faith, after consultation with its outside legal counsel and its financial advisor, that such Acquisition Proposal is a Superior Proposal, (2) the Company shall have provided to Purchaser in writing the material terms and conditions of such Acquisition Proposal and copies of all material documents relating to such Acquisition Proposal in accordance with this Section 7.05, (3) the Company shall have given Purchaser a five-Business Day period following Purchaser's receipt of the Change of Recommendation Notice to propose revisions to the terms of this Agreement or make other proposals and shall have negotiated in good faith with Purchaser (and caused its Representatives to negotiate with Purchaser) with respect to such proposed revisions or other proposals, if any, so that the Acquisition Proposal would no longer constitute a Superior Proposal and (4) after considering the results of negotiations with Purchaser and taking into account the proposals made by Purchaser, if any, after consultation with its outside legal counsel and its financial advisor, the Company Board shall have determined in good faith that such Acquisition Proposal remains a Superior Proposal and that the failure to make the Company Adverse Recommendation Change or terminate this Agreement to enter into a Specified Agreement would reasonably be expected to constitute a breach of its fiduciary duties under applicable Law. For clarity, the provisions of this Section 7.05(d) shall also apply to any material amendment to any Acquisition Proposal or any successive Acquisition Proposals, except that the five-Business Day notice period shall be replaced with a three-Business Day notice period. Neither the Company nor the Company Board shall be permitted to approve, endorse or recommend any Acquisition Proposal, unless in each case, in connection therewith, the Company Board effects a Company Adverse Recommendation Change in accordance with the terms of this Agreement.

        (e)   Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the time that the Requisite Stockholder Approval is obtained, the Company Board may make a Company Adverse Recommendation Change based on an Intervening Event, if and only if: (i) the Company Board determines in good faith, after consultation with the Company's outside legal counsel, that the failure to make the Company Adverse Recommendation Change would reasonably be expected to constitute a breach of its fiduciary duties under applicable Law; (ii) Purchaser shall have received from the Company written notice thereof at least five Business Days prior to making any Company Adverse Recommendation Change, describing the Intervening Event and the reasons for taking such action in reasonable detail, and copies of any correspondence and additional written materials sent or received that relate to such Intervening Event (as well as written summaries of any oral communications addressing such matters); (iii) during the five Business Day period provided in the foregoing clause (ii), the Company shall have given Purchaser a five-Business Day period following Purchaser's receipt of the notice described in the foregoing clause (ii) to propose revisions to the terms of this Agreement or make other proposals and shall have negotiated in good faith with Purchaser (and caused its Representatives to negotiate with Purchaser) with respect to such proposed revisions or other proposals, if any, that would obviate the need to make a Company Adverse Recommendation Change; and (iv) after considering the results of negotiations with Purchaser and taking into account the proposals made by Purchaser, if any, after consultation with its outside legal counsel, the Company Board shall have determined in good faith that the failure to make the Company Adverse Recommendation Change would reasonably be expected to constitute a breach of its fiduciary duties under applicable Law.

        (f)    In addition, nothing contained herein shall prevent the Company Board from complying with Rule 14d-9 or Rule 14e-2(a) under the Exchange Act or Item 1012(a) of Regulation M-A under the Exchange Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is consistent with this Section 7.05; provided that any such action taken or statement made that relates to an Acquisition Proposal shall be deemed to be a Company Adverse Recommendation Change (except that a "stop, look and listen" disclosure in compliance with Rule 14d-9(f) of the Exchange Act or similar communication shall not be deemed a Company Adverse Recommendation Change).

        (g)   To the extent not already done, the Company shall, and shall cause the Bank and the Company's and the Bank's respective Representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations with any Person conducted heretofore with respect to an Acquisition Proposal, and promptly (but in no event later than 48 hours following the execution of this Agreement) request and use reasonable best efforts to obtain the return from all such Persons, or cause the destruction, of all copies of confidential information previously provided to such Persons by or on behalf of the Company, the Bank or their respective Representatives (and all analyses and other materials prepared by or on behalf of such Persons that contain, reflect or analyze such confidential information).

        Section 7.06.    Employee Benefits and Contracts.

        (a)   For a period of at least twelve months following the Effective Time, except as contemplated by this Agreement, Purchaser shall provide generally to officers and employees (as a group) who are actively employed by the Company and the Bank on the Closing Date ("Covered Employees") while employed by the Surviving Corporation or the Bank following the Closing Date with (1) annual base salaries or base wage rates no less than those in effect immediately before the Effective Time, (2) annual and quarterly bonus opportunities no less than those in effect immediately prior to the Effective Time, (3) other employee benefits under Employee Benefit Plans, on terms and conditions which when taken as a whole are substantially comparable to either (i) those currently, generally provided by Purchaser and its Subsidiaries to their similarly situated officers and employees or (ii) those provided under the Company Benefit Plans, other than any equity compensation plans. Only for purposes of (1) eligibility to participate in and vesting under Purchaser's Employee Benefit Plans, and (2) credit for years of service with the Company for vacation and sick leave accrual, and for no other purpose, the service of the Covered Employees prior to the Effective Time shall be treated as service with Purchaser or a Subsidiary of Purchaser participating in such employee benefit plans, to the same extent that such service was recognized by the Company or the Bank for purposes of a similar benefit plan; provided that such recognition of service shall not (i) operate to duplicate any benefits of a Covered Employee with respect to the same period of service or (ii) apply for purposes of any plan, program or arrangement (A) under which similarly-situated employees of Purchaser or any Subsidiary of Purchaser do not receive credit for prior service, (B) that is grandfathered or frozen, either with respect to level of benefits or participation, or (C) for purposes of retiree medical benefits or level of benefits under a defined benefit pension plan. Purchaser will use its reasonable best efforts to cause each employee (and employees' eligible dependents) who participated in the Company's medical benefits on the closing date to be eligible to participate in Purchaser's medical benefits immediately following the Closing.

        (b)   If requested by Purchaser in a writing delivered to the Company following the date hereof and at least 10 Business Days prior to the Closing Date, the Company and the Bank shall take all necessary action (including the adoption of resolutions and plan amendments and the delivery of any required notices) to terminate, effective as of no later than the day before the Closing Date, any Company Benefit Plan that is intended to constitute a tax-qualified defined contribution plan under Internal Revenue Code Section 401(k) (a "401(k) Plan"). The Company shall provide Purchaser with a copy of the resolutions, plan amendments, notices and other documents prepared to effectuate the termination of the 401(k) Plans in advance and give Purchaser a reasonable opportunity to comment on such documents (which comments shall be considered in good faith), and prior to the Closing Date, the Company shall provide Purchaser with the final documentation evidencing that the 401(k) Plans have been terminated.

        (c)   The provisions of this Section 7.06 are solely for the benefit of the Parties to this Agreement, and no Covered Employee, current or former employee or any other individual associated therewith shall be regarded for any purpose as a third party beneficiary of this Agreement, other than as provided in Section 7.07. The terms of this Agreement do not: (i) establish, amend, or modify any Company Benefit Plan or any "employee benefit plan" as defined in Section 3(3) of ERISA, or any other benefit plan, program, agreement or arrangement maintained or sponsored by Purchaser, the Company or any of their respective Affiliates; (ii) alter or limit the ability of Purchaser or any Subsidiary of Purchaser (including, after the Closing Date, the Company and the Bank) to amend, modify or terminate any Company Benefit Plan, employment agreement or any other benefit or employment plan, program, agreement or arrangement after the Closing Date; or (iii) confer upon any current or former employee, officer, director or consultant, any right to employment or continued employment or continued service with Purchaser or any Subsidiary of Purchaser (including, following the Closing Date, the Company and Purchaser), or constitute or create an employment agreement with any employee.

        (d)   The Company shall use its reasonable best efforts to cause each of the individuals set forth on Exhibit D hereto to enter into a 2016 Retention Pool and Long Term Incentive Award Agreement with MidFirst promptly and in any event prior to the Closing, in the last form proposed by Purchaser prior to the date hereof.

        (e)   No more than two Business Days prior to the Closing, the Company shall update Section 4.21(d) of the Disclosure Schedule so that it is current as of such date.

        Section 7.07.    Director and Officer Indemnification and Insurance.

        (a)   For six years after the Effective Time, Purchaser shall indemnify and hold harmless and advance expenses to, each of the present and former officers and directors of the Company and the Bank (each, an "Indemnified Person") in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by the DGCL or any other Applicable Law or provided under the Company's certificate of incorporation and bylaws and the Bank's articles of association and bylaws and any Contracts providing rights to indemnification or advancement of expenses of any Indemnified Person, in each case as in effect on the date hereof; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable Law; provided further that any Indemnified Person to whom expenses are advanced provides an undertaking in a form satisfactory to Purchaser to repay such advances if it is ultimately determined that such Indemnified Person is not entitled to indemnification.

        (b)   Purchaser shall either (i) continue to maintain in effect for six years after the Effective Time the Company's and the Bank's directors' and officers' insurance policies and fiduciary liability insurance policies (collectively, "D&O Insurance") in place as of the date hereof or (ii) purchase comparable D&O Insurance for such six-year period, in each case with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the D&O Insurance policies in effect as of the date hereof; provided that in no event shall Purchaser be required to expend for such policies pursuant to this sentence an annual premium amount in excess of 200% of the amount per annum the Company or the Bank respectively paid in its last full fiscal year, which amount is set forth on Section 7.07(b) of the Company Disclosure Schedule; and provided, further, that if the aggregate premiums of such insurance coverage exceed such amount, Purchaser shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

        (c)   If Purchaser or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Purchaser shall assume the obligations set forth in this Section 7.07.

        (d)   The rights of each Indemnified Person under this Section 7.07 shall be in addition to any rights such Person may have under the certificate of incorporation, articles of association or bylaws of the Company or the Bank, under the DGCL or any other applicable Law, or under any agreement of any Indemnified Person with the Company or the Bank. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person. Notwithstanding anything to the contrary set forth herein, the rights of indemnification and advancement of expenses of any Indemnified Person hereby in respect of any proceeding commenced within the six-year period set forth in this Section 7.07 shall continue until the final disposition of such proceeding.

        (e)   Notwithstanding anything in this Agreement to the contrary, nothing in this Section 7.07 shall require Purchaser, the Company or the Bank (or any of their respective successors or assigns) to provide, obtain or maintain any directors' or officers' liability insurance policies or coverage, or any "tail" insurance policies or coverage, in contravention of applicable Law or Order (including, for the avoidance of doubt, applicable federal banking Laws or Orders) or informal requirements and requests by any regulatory body. It is understood and agreed that such certificates of incorporation, articles of association, bylaws and agreements or other documents, as applicable, may be amended following Closing to comply with the foregoing.

        Section 7.08.    Notification of Certain Matters.     Each of the Company and Purchaser shall promptly notify the other of:

        (a)   any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

        (b)   any Litigation commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting the Company and the Bank or Purchaser and any of its Subsidiaries, as the case may be, (i) that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or (ii) that relate to this Agreement or the consummation of the transactions contemplated hereby;

        (c)   any inaccuracy in any material respect of any representation or warranty contained in this Agreement at any time during the term hereof; provided that no such notification shall affect or be deemed to modify any representation or warranty of such Party set forth herein;

        (d)   any failure of that Party to comply in any material respect with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder; and

        (e)   any event, condition, fact or circumstance that has a materially adverse impact on the likelihood that all of the conditions set forth in Article VIII will be satisfied prior to the Outside Date;

provided that the delivery of any notice pursuant to this Section 7.08 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice and the failure to give such notice shall not separately constitute a failure of any condition in Article VIII or a basis to terminate this Agreement unless the underlying fact, event or circumstance would independently result in such failure or provide such basis. The terms and conditions of the Confidentiality Agreement shall apply to any information provided pursuant to this Section 7.08.

        Section 7.09.    Financial Statements and Other Current Information.

        (a)   As soon as reasonably practicable after they become available, but in no event more than 20 days after the end of each calendar month ending after the date hereof, the Company will furnish to Purchaser: (i) unaudited consolidated financial statements (including balance sheets, statements of operations and stockholders' equity) of the Company or the Bank (to the extent available) as of and for such month then ended (subject to normal quarter-end adjustments), (ii) to the extent available, internal management reports showing actual financial performance against plan and previous period and (iii) to the extent permitted by applicable Law, any reports provided to the Company Board or any committee thereof relating to the financial performance and risk management of the Company or the Bank.

        Section 7.10.    Press Releases.     The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release to be reasonably agreed upon by the Company and Purchaser. Following such initial press release, Purchaser and the Company shall consult with each other before issuing any additional press release, making any other public statement or scheduling any press conference, conference call or meeting with investors or analysts with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, make any such other public statement or schedule any such press conference, conference call or meeting before such consultation; provided, however, that the restrictions set forth in this Section 7.10 shall not apply to any release or public statement made or proposed to be made by the Company in compliance with Section 7.04 or Section 7.05 with respect to this Agreement, the Merger of the transactions contemplated hereby (or by Purchaser in response thereto). Notwithstanding the foregoing, this Section 7.10 shall not apply to any press release or other public statement made by the Company that is made in the ordinary course of business consistent with past practice and does not specifically relate to the signing of this Agreement or the transactions contemplated hereby.

        Section 7.11.    Stockholder Litigation.     The Company shall give Purchaser the opportunity to participate at its own expense in the defense or settlement of any stockholder litigation against the Company or its directors relating to the transactions contemplated by this Agreement, and no such settlement shall be agreed to without Purchaser's prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

        Section 7.12.    Takeover Statutes.     The Company and the Company Board shall, to the extent permitted by applicable Law, use its reasonable best efforts (a) to take all actions necessary to ensure that no Takeover Provision is or becomes applicable to this Agreement, the Stockholder Voting Agreement or the transactions contemplated hereby or thereby, including the Merger, and (b) if any Takeover Provision becomes applicable to this Agreement, the Stockholder Voting Agreement or the transactions contemplated hereby or thereby, to take all actions necessary to ensure that the transactions contemplated hereby or thereby may be consummated as promptly as practicable on the terms contemplated by this Agreement and the Stockholder Voting Agreement and otherwise to minimize the effect of such Takeover Provision on Purchaser and Merger Sub, this Agreement, the Stockholder Voting Agreement and the transactions contemplated hereby or thereby.

        Section 7.13.    Section 16 Matters.     Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Shares (including derivative securities with respect to such shares) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        Section 7.14.    Stock Exchange Delisting; Securities Act Deregistration.     Prior to the Effective Time, the Company shall cooperate with Purchaser and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Law and rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of the Shares from Nasdaq and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten days after the Closing Date.

        Section 7.15.    Matters Requiring Attention.     The Company shall reasonably promptly use its reasonable best efforts to resolve any unresolved "matters requiring attention" or "matters requiring immediate attention" which have previously been communicated to the Company or the Bank by the Federal Reserve and the OCC or are communicated to the Company or the Bank following the date hereof.

        Section 7.16.    Merger Sub.     Purchaser shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

        Section 7.17.    Company S-1.     Following the date hereof, the Company shall not, and shall cause its Representatives not to, amend or update the Company S-1, issue any securities pursuant to the Company S-1 or take any other action with respect to the Company S-1 other than a withdrawal of the Company S-1.

        Section 7.18.    Further Assurances.     At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights or Assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, the Bank Merger and the Subsequent Merger.

        Section 7.19.    Change of Method.     Purchaser may at any time change the method of effecting the Merger (including by omitting or altering the merger of the Company into Purchaser or the merger of the Bank into MidFirst), and Company agrees to enter into such amendments to this Agreement as Purchaser may reasonably request in order to give effect to such restructuring; provided that no such change or amendment shall (a) alter or change the amount or kind of the Per Share Merger Consideration provided for in this Agreement or (b) be reasonably likely to cause (i) the Closing to be prevented or materially delayed beyond the Outside Date, (ii) the receipt of the Requisite Regulatory Consents to be prevented or materially delayed beyond the Outside Date or (iii) be done in a manner inconsistent with the proviso contained in Section 10.04(a).

        Section 7.20.    Change in Accounting Method.     As promptly as practicable but in no event no more than 30 days after the date hereof, the Company shall file with the IRS an IRS Form 3115, Application for Change in Accounting Method, requesting a change in how the Company accounts for bad debts for federal income Tax purposes from the reserve method to the specific charge-off method. Such change in accounting method shall be effective for the Company's 2016 Tax year and shall request that the entire bad debt reserve be included in income for such Tax year pursuant to Section 7.03(3)(d) of IRS Revenue Procedure 2015-13. The IRS Form 3115 required to be filed with the IRS pursuant to this Section 7.20 shall be prepared by the accounting firm set forth on Section 7.20 of the Company Disclosure Schedule. The Company shall provide to Purchaser a copy of the prepared and executed IRS Form 3115 at least five Business Days before its filing with the IRS.

ARTICLE VIII
CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE

        Section 8.01.    Conditions to Obligations of Each Party.     The obligations of the Company, Purchaser and Merger Sub to consummate the Merger are subject to the satisfaction of the following conditions:

        (a)   Requisite Stockholder Approval.    The Requisite Stockholder Approval shall have been obtained in accordance with the DGCL.

        (b)   Regulatory Approvals.    The Regulatory Consents required from the Federal Reserve and the OCC (the "Requisite Regulatory Consents") shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired, without the imposition of a Burdensome Condition on Purchaser or any of its Affiliates or shareholders.

        (c)   Legal Proceedings.    No Order issued by any court or agency of competent jurisdiction or other Law preventing or making illegal the consummation of the Merger, the Subsequent Merger, the Bank Merger or any of the other transactions contemplated by this Agreement shall be in effect.

        Section 8.02.    Conditions to Obligations of Purchaser.     The obligations of Purchaser and Merger Sub to consummate the Merger are subject to the satisfaction of the following further conditions:

        (a)   Representations and Warranties.    (i) The representations and warranties that are contained in Section 4.01 (Organization, Good Standing and Qualification) (other than the last sentence of Section 4.01(a) and the last sentence of Section 4.01(b)), Section 4.02(a) (Authority of the Company, No Breach by Agreement), Section 4.02(b)(i)(1) (Authority of the Company, No Breach by Agreement), Section 4.32 (Opinion of Financial Advisor), Section 4.33 (Anti-takeover Statutes) and Section 4.34 (Finders' Fees) shall be true and correct in all respects as of the date of this Agreement and as of the Closing; (ii) the representations and warranties that are contained in Section 4.03 (Capitalization) (except for the third sentence of Section 4.03(a)) shall be true and correct in all respects (except for inaccuracies which are de minimis in amount) as of the date of this Agreement and as of the date of the Closing; (iii) the representations and warranties that are contained in Section 4.02 (Authority of the Company, No Breach by Agreement) (other than Section 4.02(a) and Section 4.02(b)(i)(1)) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing (except that if such representation or warranty is qualified by "Material Adverse Effect," "materiality," "materially," "in all material respects" or other similar qualifications, such representation or warranty shall be true and correct in all respects as of the date of this Agreement and as of the Closing) and (iv) other than those representations and warranties specified in clauses (i), (ii) or (iii) of this sentence, the representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Closing except in the case of this clause (iv), where the failure to be so true and correct (without giving effect to any limitation as to "materiality" or "Company Material Adverse Effect" set forth therein), individually or in the aggregate, has not had and could not reasonably be expected to have a Company Material Adverse Effect (except, with respect to the foregoing clauses (i) through (iv), to the extent such representations and warranties are made as of another specified date, in which case such representations and warranties shall be true and correct in the manner set forth in the foregoing clauses (i) through (iv) as applicable, as of such specified date).

        (b)   Performance of Agreements and Covenants.    The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

        (c)   Certificate.    The Company shall have delivered to Purchaser a certificate, dated as of the Closing Date and signed on its behalf by the Chief Executive Officer, President or Chief Financial Officer of the Company, to the effect that the conditions set forth Sections 8.02(a) and 8.02(b) have been satisfied.

        (d)   Employment Agreements.    The Employment Agreements with both of the individuals set forth in section 1 of Exhibit A hereto (collectively, the "Key Employees") shall be in full force and effect and each Key Employee shall (i) have remained actively employed by the Company through the Closing, (ii) not have repudiated his or her Employment Agreement, (iii) have affirmed in writing to Purchaser immediately prior to the Closing that he has no present intention to terminate, and is not contemplating terminating, such employment prior to the term stated in the applicable Employment Agreement, (iv) not be unable to perform in all material respects his or her obligations under the applicable Employment Agreement by reason of any fact or circumstance that, if such fact or circumstance remained in existence, would constitute a "Disability" within the meaning of the Employment Agreement, and (iv) not have committed an act or omission that would permit his or her termination for "cause" under the applicable Employment Agreement.

        (e)   Company Material Adverse Effect.    There shall not have occurred a Company Material Adverse Effect.

        Section 8.03.    Conditions to Obligations of the Company.     The obligations of the Company to consummate the Merger are subject to the satisfaction of the following further conditions:

        (a)   Representations and Warranties.    The representations and warranties set forth in Article V shall be true and correct in all respects as of the date hereof and as of the Closing (except to the extent such representations and warranties are made as of another specified date, in which case such representations and warranties shall be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to "materiality" set forth therein) would not reasonably be likely to, individually or in the aggregate prevent, materially delay or materially impair the ability of Purchaser to consummate the transactions contemplated hereby.

        (b)   Performance of Agreements and Covenants.    Purchaser and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Effective Time.

        (c)   Certificate.    Purchaser shall have delivered to the Company a certificate, dated as of the Closing Date and signed on its behalf by the Chief Executive Officer, President or Chief Financial Officer of Purchaser, to the effect that the conditions set forth Sections 8.03(a) and 8.03 (b) have been satisfied.

ARTICLE IX
TERMINATION

        Section 9.01.    Termination.     This Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time (whether before or after the adoption of this Agreement by the stockholders of the Company (unless otherwise provided below)):

        (a)   by the mutual written consent of the Company and Purchaser;

        (b)   by either the Company or Purchaser, if any Governmental Entity that must grant a Requisite Regulatory Consent has denied approval of the Merger and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement;

        (c)   by either the Company or Purchaser, if the Merger shall not have been consummated on or before the first anniversary of the date of this Agreement (the "Outside Date") unless the failure of the Closing to occur by such date shall be due to the failure of the Party seeking to terminate this Agreement to perform or observe the covenants and agreements of such Party set forth in this Agreement;

        (d)   by either the Company or Purchaser (provided that the terminating Party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, in the case of a termination by Purchaser, or on the part of Purchaser or Merger Sub, in the case of a termination by the Company, which breach, either individually or in the aggregate with other breaches by such Party, would result in, if occurring or continuing on the Closing Date, the failure of any of the conditions set forth in Section 8.02 or 8.03, as the case may be, and which is not cured within the earlier of (i) 30 days following written notice to the Party committing such breach and (ii) the Outside Date or by its nature or timing cannot be cured within such time period;

        (e)   by either the Company or Purchaser, if the adoption of this Agreement by holders of Shares constituting the Requisite Stockholder Approval shall not have been obtained at the Company Stockholders Meeting or at any adjournment or postponement of the Company Stockholders Meeting; provided that if the Company Stockholder Meeting is adjourned by the Company pursuant to clause (i)(A) or clause (ii) of the first proviso of Section 7.04(c) to a date satisfying the requirements of the applicable clause and the Company Stockholder Meeting is held on such date, the Company Stockholder Meeting with respect to which there shall be a termination right as described in this Section 9.01(e) shall be the Company Stockholder Meeting giving effect to such adjournment; provided further that the Company shall have no right to terminate pursuant to this Section 9.01(e) if the Company is in breach of Section 7.04;

        (f)    by the Company, at any time prior to the time that the Requisite Stockholder Approval is obtained (and not thereafter), if (i) the Company is not in material breach of any of the terms of Section 7.05, (ii) the Company Board shall have made a Company Adverse Recommendation Change in compliance in all material respects with the terms of this Agreement, including Section 7.05(d), in order to enter into a binding, written definitive agreement providing for the consummation of a transaction constituting a Superior Proposal (a "Specified Agreement"), (iii) the Company shall have paid the Termination Fee pursuant to Section 9.03 in accordance with the terms, and at the time, specified therein and (iv) the Company shall have entered into the Specified Agreement substantially concurrently with the termination of this Agreement pursuant to this Section 9.01(f); or

        (g)   by Purchaser if (i) a Company Adverse Recommendation Change shall have occurred, (ii) at any time after public announcement of an Acquisition Proposal or an Acquisition Proposal otherwise becoming public, the Company Board, prior to the time that the Requisite Stockholder Approval is obtained (and not thereafter), shall have failed to reaffirm the Company Board Recommendation prior to the earlier of (1) ten Business Days following receipt of any written request to do so from Purchaser and (2) the close of business on the Business Day immediately preceding the Company Stockholder Meeting, (iii) the Company shall have materially breached its obligations under Section 7.04 or 7.05 or (iv) the Company or the Company Board (or any committee thereof) shall publicly announce its intention to do any of the foregoing.

        The Party desiring to terminate this Agreement pursuant to this Section 9.01 (other than clause (a) hereof) shall give written notice of such termination to the other Party in accordance with Section 10.06, specifying the provision or provisions hereof pursuant to which such termination is effected.

        Section 9.02.    Effect of Termination.     In the event of termination of this Agreement by either the Company or Purchaser as provided in Section 9.01, this Agreement shall forthwith become void and have no effect, and none of the Company, Purchaser, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that the Confidentiality Agreement and Article I, the last sentence of Section 7.02, the last sentence of Section 7.05(b), the last sentence of Section 7.08, this Section 9.02, Section 9.03 and Article X shall survive any termination of this Agreement, and (ii) neither the Company nor Purchaser shall be relieved or released from any liabilities or damages arising out of its fraud or knowing and material breach of any provision of this Agreement.

        Section 9.03.    Termination Fee.

        (a)   If this Agreement is terminated by (i) Purchaser pursuant to Section 9.01(g), (ii) the Company pursuant to Section 9.01(f) or (iii) Purchaser or the Company pursuant to Section 9.01(c) or Section 9.01(e) in either case at any time at which Purchaser was entitled to terminate this Agreement pursuant to Section 9.01(g), then the Company shall pay to Purchaser in immediately available funds $4,500,000 (the "Termination Fee"), in the case of a termination by Purchaser, within two Business Day after such termination and, in the case of a termination by the Company, immediately before and as a condition to such termination.

        (b)   Except if the Termination Fee is paid as provided in Section 9.03(a), if this Agreement is terminated by (i) Purchaser pursuant to Section 9.01(d), (ii) Purchaser or the Company pursuant to Section 9.01(e) or (iii) Purchaser or the Company pursuant to Section 9.01(c) at any time at which Purchaser was entitled to terminate this Agreement pursuant to Section 9.01(d) or Section 9.01(e), then the Company shall promptly, and in no event later than two days after being notified of such amounts by Purchaser, pay to Purchaser in immediately available funds an amount equal to all of the documented out-of-pocket expenses incurred by Purchaser or any of its Affiliates in connection with this Agreement and the transactions contemplated by this Agreement up to a maximum amount of $1,000,000.

        (c)   Except if the Termination Fee is paid as provided in Section 9.03(a), if (i) this Agreement is terminated by Purchaser or the Company pursuant to Section 9.01(c) or Section 9.01(e), or by Purchaser pursuant to Section 9.01(d), (ii) after the date of this Agreement and prior to such termination, an Acquisition Proposal shall have been publicly announced, otherwise become public or otherwise communicated to the Company Board or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and (iii) within 12 months following the date of such termination, the Company shall have entered into a definitive agreement with respect to or recommended to its stockholders an Acquisition Proposal or an Acquisition Proposal shall have been consummated (provided that for purposes of this Section 9.03(b), each reference to "15%" in the definition of Acquisition Proposal shall be deemed to be a reference to "50%"), then the Company shall pay to Purchaser in immediately available funds, concurrently with the occurrence of the applicable event described in clause (iii) the Termination Fee (less the amount of any expense reimbursement paid by the Company previously to Purchaser pursuant to Section 9.03(b)).

        (d)   The Company acknowledges that the agreements contained in this Section 9.03 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Purchaser and Merger Sub would not enter into this Agreement. Accordingly, if the Company fails promptly to pay any amount due to Purchaser pursuant to this Section 9.03, it shall also pay any costs and expenses incurred by Purchaser or Merger Sub in connection with a legal action to enforce this Agreement, together with interest on the amount of any unpaid fee, cost or expense at a rate per annum equal to the prime rate of interest reported from time to time in The Wall Street Journal, calculated on the basis of the actual number of days elapsed over three hundred sixty from the date such fee, cost or expense was required to be paid to (but excluding) the payment date. Notwithstanding anything to the contrary in this Agreement, the Parties hereby acknowledge that in the event that the Termination Fee becomes payable and is paid by the Company pursuant to this Section 9.03, the Termination Fee shall be Purchaser's and Merger Sub's sole and exclusive remedy for monetary damages under this Agreement.

ARTICLE X
MISCELLANEOUS

        Section 10.01.    Nonsurvival of Representations, Warranties and Agreements.     None of the representations, warranties, covenants or agreements set forth in this Agreement or in any instrument delivered shall survive the Effective Time except for Section 7.06 and Section 7.07 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

        Section 10.02.    Fees and Expenses.     Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

        Section 10.03.    No Third Party Beneficiaries.     Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the Parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, other than as provided in Section 7.07, which is intended to benefit each Indemnified Person.

        Section 10.04.    Amendments and Waivers.

        (a)   Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective; provided that after the Requisite Stockholder Approval has been obtained there shall be no amendment or waiver that would require the further approval of the stockholders of the Company under the DGCL without such approval having first been obtained.

        (b)   No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

        Section 10.05.    Assignment.     Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

        Section 10.06.    Notices.     All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier, return receipt requested; (c) on the date sent by facsimile or e-mail of a "pdf" document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent outside normal business hours of the recipient; or (d) on the third Business Day after the date mailed, if certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to all respective Parties at the following addresses (or at such other addresses for a Party as shall be specified in a notice given in accordance with this Section 10.06):

Purchaser and Merger Sub:	Midland Financial Co. 501 NW Grand Boulevard Oklahoma City, Oklahoma 73118 Attention: Greg Schaefer Email: greg.schaefer@midfirst.com
Copy to Counsel:	Covington & Burling LLP The New York Times Building 620 Eighth Avenue New York, New York 10018 Attention: Scott Smith; J. D. Weinberg Email: ssmith@cov.com; jweinberg@cov.com
The Company:	1st Century Bancshares, Inc. 1875 Century Park East, Suite 1400 Los Angeles, California Attention: Jessica R. Graham Email: jgraham@1cbank.com
Copy to Counsel:	Sullivan & Cromwell LLP 1888 Century Park East. Los Angeles, California 90067 Attention: Patrick S. Brown; Rita-Anne O'Neill Email: brownp@sullcrom.com; oneillr@sullcrom.com

        Section 10.07.    Governing Law; Jurisdiction; Waiver of Jury Trial.

        (a)   This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof that would require the application of the Law of any other jurisdiction; provided, that the laws of the State of Oklahoma shall apply to the extent mandatorily applicable with respect to the Subsequent Merger and the United States Code shall apply to the extent mandatorily applicable with respect to the Bank Merger.

        (b)   The Parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any Party or any of its Affiliates or against any Party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 10.06 shall be deemed effective service of process on such Party. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

        (c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.07.

        Section 10.08.    Specific Performance(a).     The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the Parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (including the obligation to consummate the Merger), this being in addition to any other remedy to which such Party is entitled at law or in equity. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

        Section 10.09.    Counterparts; Signatures.     This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Executed signature pages to this Agreement may be delivered by facsimile transmission or by e-mail delivery of a "pdf" format data file and such signature pages will be deemed as sufficient as if actual signature pages had been delivered. Until and unless each Party has received a counterpart hereof signed by each other Party hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

        Section 10.10.    Entire Agreement.     This Agreement (including the Company Disclosure Schedule and the Exhibits and Annexes hereto), the Confidentiality Agreement and the Stockholder Voting Agreement (between Purchaser and the stockholders identified therein) constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement. EACH PARTY AGREES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER PURCHASER AND MERGER SUB NOR THE COMPANY NOR ANY OF THEIR REPRESENTATIVES MAKES OR HAS RELIED ON ANY OTHER REPRESENTATIONS, WARRANTIES, STATEMENTS, INFORMATION OR INDUCEMENTS, AND EACH HEREBY DISCLAIMS RELIANCE ON ANY OTHER REPRESENTATIONS, WARRANTIES, STATEMENTS, INFORMATION OR INDUCEMENTS, EXPRESS OR IMPLIED, OR ON THE ACCURACY OR COMPLETENESS OF ANY STATEMENTS OR OTHER INFORMATION, MADE BY, OR MADE AVAILABLE BY, ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR

THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING, AND WAIVES ANY CLAIMS OR CAUSES OF ACTION RELATING THERETO.

        Section 10.11.    Severability.     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable. Upon such a determination of unenforceability, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

[signatures on following page]

        IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

MIDLAND FINANCIAL CO.
By:	/s/ G. JEFFREY RECORDS, JR.
	Name:	G. Jeffrey Records, Jr.
	Title:	Chief Executive Officer

MC 2016 CORP.
By:	/s/ GREG SCHAEFER
	Name:	Greg Schaefer
	Title:	Senior Vice President

1ST CENTURY BANCSHARES, INC.
By:	/s/ JASON P. DINAPOLI
	Name:	Jason P. DiNapoli
	Title:	President and Chief Operating Officer

[Signature Page—Agreement and Plan of Merger]

ANNEX A

CERTAIN DEFINITIONS

        "Acquisition Proposal" means, other than the transactions contemplated by this Agreement, any third party offer, proposal or inquiry relating to, or any third party indication of interest in, (i) any acquisition or purchase, direct or indirect, of 15% or more of the consolidated assets of the Company and the Bank or 15% or more of any class of equity or voting securities of the Company or the Bank, (ii) any tender offer or exchange offer that, if consummated, would result in such third party beneficially owning 15% or more of any class of equity or voting securities of the Company or the Bank or (iii) a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or the Bank.

        "Affiliate" of a Person means any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person and "control" has the meaning provided under each of the Bank Holding Company Act of 1956, as amended, and the Exchange Act.

        "Assets" of a Person means all of the assets, properties, deposits, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person's business, directly or indirectly, in whole or in part, whether or not carried on the Books and Records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

        "Books and Records" of any Person means all files, ledgers and correspondence, all manuals, reports, texts, notes, memoranda, invoices, receipts, accounts, accounting records and books, financial statements and financial working papers and all other records and documents of any nature or kind whatsoever, including those recorded, stored, maintained, operated, held or otherwise wholly or partly dependent on discs, tapes and other means of storage, including any electronic, magnetic, mechanical, photographic or optical process, whether computerized or not, and all software, passwords and other information and means of or for access thereto, belonging to such Person or relating to the business of such Person.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which all banking institutions in New York, New York or Los Angeles, California are authorized or obligated by Law or executive order to close.

        "Call Reports" mean the Bank's Consolidated Reports of Condition and Income (FFIEC Form 041) or any successor form of the Federal Financial Institutions Examination Council.

        "Company Balance Sheet" means the audited consolidated balance sheet of the Company as of December 31, 2015.

        "Company Balance Sheet Date" means December 31, 2015.

        "Company Employee" means any current employee of the Company or the Bank.

        "Company Material Adverse Effect" means any fact, circumstance, event, change, effect, development or occurrence that, individually or in the aggregate together with all other facts, circumstances, events, changes, effects, developments or occurrences, directly or indirectly, has had or would reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), results of operations, Assets, Liabilities or business of the Company and the Bank taken as a whole; provided that a "Company Material Adverse Effect" shall not be deemed to include effects to the extent resulting from (1) changes after the date of this Agreement in GAAP or regulatory accounting requirements, (2) changes after the date of this Agreement in Laws of general applicability to companies in the financial services industry, (3) changes after the date of this Agreement in general economic or market conditions in the United States (including changes in interest rates or credit ratings or any suspension of trading in securities) or political conditions in the United States affecting the financial services industry, (4) failure, in and of itself, to meet earnings projections or internal financial forecasts, but not including any underlying causes thereof unless separately excluded hereunder, or changes in the trading price or trading volume of a Party's common stock or its credit rating, in and of itself, but not including any underlying causes unless separately excluded hereunder, (5) the public announcement of the transactions contemplated by this Agreement, including any impact thereof on relationships, contractual or otherwise, with customers, suppliers, lenders, partners or employees of the Company or the Bank (it being understood that this clause (5) shall not apply with respect to any representation or warranty contained in this Agreement to the extent that the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery or public announcement of this Agreement) or (6) acts of war, sabotage or terrorism or hostilities or natural disasters involving the United States of America; except, with respect to clauses (1), (2), (3) and (6) to the extent that the effects of such change disproportionately affect the Company and the Bank, taken as a whole, as compared to other companies in the industry in which such Party and its Subsidiaries operate.

        "Confidentiality Agreement" means the Confidentiality Agreement dated November 17, 2015, between Purchaser and the Company, by its authorized representative Sandler O'Neill & Partners, LP.

        "Contract" means, with respect to any Person, any legally binding contract, agreement, lease, sublease, license, commitment, sale or purchase order, indenture, note, bond, loan, mortgage, deed of trust, instrument or other arrangement, whether written or oral, to which such Person is a party or by which such Person or such Person's properties or assets are bound.

        "Data Room" means the electronic data room maintained by Merrill DataSite under the project name "Shield VDR 2015."

        "Default" means (i) any breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, as applicable, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, as applicable, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any Liability under, any Contract, Law, Order, or Permit, as applicable.

        "Employee Benefit Plan" means each pension, retirement, profit-sharing, deferred compensation, stock option, restricted stock, employee stock ownership, share purchase, severance pay, employment, individual independent contractor, vacation, bonus, retention, change in control or other incentive plan, medical, vision, dental or other health plan, any life insurance plan, flexible spending account, cafeteria plan, vacation, holiday, disability or any other employee benefit plan or fringe benefit plan, including any "employee benefit plan," as that term is defined in Section 3(3) of ERISA, and any other plan, fund, policy, program, practice, custom understanding, Contract or arrangement providing compensation or other benefits, whether or not intended to be (i) covered or qualified under the Internal Revenue Code, ERISA or any other applicable Law, (ii) written or oral, (iii) funded or unfunded, (iv) actual or contingent or (v) arrived at through collective bargaining or otherwise.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" means any entity which together with the Company or the Bank would be treated as a single employer under Internal Revenue Code Section 414.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Excluded Shares" means Shares owned by Purchaser, the Company (other than any shares held in connection with the Company's 401-K Plan) or any direct or indirect wholly-owned Subsidiary of Purchaser or the Company, in each case not held in respect of a debt previously contracted.

        "GAAP" means U.S. generally accepted accounting principles, consistently applied during the periods involved.

        "Governmental Entity" means any supranational, national, state, municipal, local or foreign government, any court, tribunal, arbitrator, administrative agency, board, commission or other governmental official, body, authority or instrumentality, in each case whether domestic or foreign, any stock exchange or similar self-regulatory organization or any quasi-governmental or private body exercising any regulatory, Taxing or other governmental or quasi-governmental authority.

        "Indebtedness" of any Person means (i) all indebtedness or other obligations of such Person for borrowed money, whether current, short-term or long-term and whether secured or unsecured, including pre-payment penalties and obligations, (ii) all deposits or advances of any kind, including overdrafts, (iii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iv) all obligations of such Person upon which interest charges are customarily paid, other than trade credit incurred in the ordinary course of business consistent with past practice, (v) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (vi) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (vii) all obligations of such Person evidenced by any securitization or factoring agreements, (viii) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (ix) all capital lease obligations of such Person, (x) all liabilities of such Person in respect of interest rate, currency or commodity derivatives or hedging instruments, (xi) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances and (xii) all guarantees or arrangements having the economic effect of a guarantee of such Person of any obligation of any other Person of the type described in the foregoing clauses (i) through (xi).

        "Intellectual Property" means any and all of the following in any jurisdiction throughout the world: (i) trademarks, service marks, business names, trade dress, any other names, marks or indicators of origin together with all applications and registrations and the goodwill associated with any of the foregoing (collectively "Trademarks") (ii) copyrighted works and copyrights, including all applications and registrations related to the foregoing; (iii) trade secrets and confidential know-how; (iv) patents and patent applications; (v) internet domain name registrations; and (vi) data, databases and all other intellectual property and related proprietary rights, interests and protections.

        "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

        "Intervening Event" means any material fact, event, change, development or circumstance occurring or arising after the date hereof and that was not known or reasonably foreseeable to the Company Board as of the date hereof, affecting the business, assets or operations of the Company or the Bank and not relating to any Acquisition Proposal, which material fact, event, change, development or circumstance became known to the Company or the Company Board prior to the receipt of the Requisite Stockholder Approval, other than (i) the receipt, existence of or terms of an Acquisition Proposal, (ii) any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, or the consequences thereof, (iii) developments or changes in the banking industry, (iv) any change in and of itself, in the market price or trading volume of the shares of the Common Stock, but not including any underlying causes thereof or (v) the fact that, in and of itself, the Company exceeds any internal or published industry analyst projections or forecasts or estimates of revenues or earnings, but not including any underlying causes thereof.

        "Knowledge" as used with respect to a Person (including references to such Person being aware of a particular matter) means the actual knowledge of each of the chairman, president, chief financial officer, chief credit officer, general counsel and the vice president in charge of human resources of such Person, and the knowledge of any such Persons obtained or which would have been obtained from a reasonable investigation. "Knowledge" of the Company shall be deemed to include "Knowledge" of the Bank.

        "Law" means any code, law (including common law), ordinance, regulation, reporting or licensing requirement, rule or statute applicable to a Person or its Assets, Liabilities, or business, including those promulgated, interpreted or enforced by any Governmental Entity.

        "Liability" means any direct or indirect, primary or secondary, liability, Indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

        "Lien" means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, lien, mortgage, pledge, option, right of first refusal, restriction, security interest, title retention or other security arrangement, or any similar encumbrance whatsoever of, on, or with respect to any property or property interest.

        "Litigation" means any action or other alternative dispute resolution process, arbitration, cause of action, lawsuit, claim, complaint, criminal prosecution, governmental or other investigation, administrative or other proceeding relating to or affecting a Party, its business, its records, its policies, its practices, its compliance with Law, its actions, its Assets (including Contracts related to it), or the transactions contemplated by this Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by any Governmental Entity.

        "Loan Documents" means, with respect to any Loan, and all documentation in connection with the origination, processing, underwriting and credit approval of such Loan, including the promissory note and collateral security instruments related thereto.

        "Loans" means any loan, loan agreement, note, borrowing arrangement, other Indebtedness (or commitments therefor) originated or purchased by the Bank, without regard to whether such loan is originated prior to, on or after the date of this Agreement and in each case with respect to which the Bank is a creditor.

        "Nasdaq" means the NASDAQ Capital Market.

        "Order" means any administrative decision or award, decree, injunction, judgment, order, consent decree, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, tribunal, administrative agency, or Governmental Entity.

        "Party" means each of the Company, Merger Sub and Purchaser, and "Parties" means the Company, Merger Sub, and Purchaser.

        "Permit" means any federal, state, local, or foreign governmental approval, authorization, certificate, filing, franchise, license, notice or permit to which any Person is party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.

        "Person" means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust or business association.

        "Personal Data" means all data or information that is linked to any reasonably identifiable Person and any other data or information that constitutes personal data or personal information under any applicable Privacy Laws, which information includes any financial, credit, transactional, medical or other information, names, addresses, social security or insurance numbers, telephone numbers, facsimile numbers, email addresses or other contact information, or any device identifier.

        "Real Property" means the real property together with all land, buildings, structures, facilities, improvements and fixtures erected thereon and all appurtenances related thereto.

        "Regulatory Agreement" means (i) any cease-and-desist or other similar order or enforcement action issued by, (ii) any written agreement, consent agreement or memorandum of understanding with, (iii) commitment letter or similar written undertaking to, or (iv) any board resolutions adopted at the request of, any Governmental Entity that restricts in any material respect the conduct of a Person's business or that in any material manner relates to such Person's capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business, excluding any "matters requiring attention" or "matters requiring immediate attention" but not excluding any orders, agreements, commitment letters or similar written undertakings or board resolutions arising out of or responding to any "matters requiring attention" or "matters requiring immediate attention."

        "Representative" means, with respect to any Person, any officer, director, employee, partner, manager, investment banker, financial or other advisor, attorney, accountant, consultant, or other representative or agent of or engaged or retained by such Person.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Subsidiaries" means all those corporations, associations, companies or other business entities of which the entity in question either (i) owns or controls more than 50% of the outstanding equity securities or other ownership interests either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent (provided that there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (ii) in the case of partnerships, serves as a general partner, (iii) in the case of a limited liability company, serves as a managing member, (iv) otherwise has the ability to elect a majority of the directors, trustees or managing members thereof or has "control" over, as defined under the Bank Holding Company Act of 1956, as amended.

        "Superior Proposal" means a bona fide unsolicited written Acquisition Proposal made by any Person after the date hereof and not in circumstances involving the Company's material breach of Section 7.05 (i) that, if consummated, would result in such Person acquiring, directly or indirectly, all or substantially all of the consolidated assets of the Company and the Bank, taken as a whole, or at least a majority of the outstanding shares of the Common Stock or of the outstanding total voting power of the equity securities of the Company, (ii) is on terms that the Company Board determines in its good faith judgment (after consultation with outside legal counsel and its financial advisor), taking into account all relevant financial, legal, regulatory and other factors relating to such Acquisition Proposal, including any conditions to consummation, the anticipated timing of closing, the risk of non-consummation, the identity of the Person making the Acquisition Proposal and such Person's ability to finance the transaction, any required regulatory approvals, authorizations or other third party consents, and any applicable break-up fees or expense reimbursement provisions, (1) would, if consummated, result in a transaction that is more favorable to the holders of the Common Stock from a financial point of view than the transactions contemplated hereby (including the terms of any proposal by Purchaser to modify the terms of the transactions contemplated hereby) and (2) is reasonably likely to be consummated on its terms and (iii) for which financing, to the extent required, is then fully committed or, if not fully committed, for which the Company Board in its good faith judgment (after consultation with outside legal counsel and its financial advisor) reasonably determines to be available.

        "Surviving Corporation" means the Company as the surviving corporation resulting from the Merger.

        "Takeover Provisions" means any "moratorium," "control share acquisition," "fair price," "interested stockholder," "affiliate transaction," "business combination" or other antitakeover Laws, including Section 203 of the DGCL, or similar Law that might otherwise apply to this Agreement, the Stockholder Voting Agreement or any of the transactions contemplated hereby or thereby, and any similarly restrictive provision in the Company's organizational documents.

        "Tax" or "Taxes" means any federal, state, county, local, or foreign taxes, or, to the extent in the nature of a tax, any charges, fees, levies, imposts, duties, or other assessments, including income, gross receipts, excise, employment, sales, use, transfer, recording license, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, commercial rent, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax, imposed or required to be withheld by the United States or any state, county, local or foreign government or subdivision or agency thereof, including any interest, penalties, and additions imposed thereon or with respect thereto.

        "Tax Return" means any report, return, information return, or other document required to be supplied to a Governmental Entity in connection with Taxes, including any return of an affiliated or combined or unitary group that includes a Party or its Subsidiaries.

        "third party" means any Person, including as defined in Section 13(d) of the Exchange Act, other than Purchaser or any of its Affiliates.

        The terms set forth below shall have the meanings ascribed thereto in the referenced pages:

2010 Health Care Law	27	Agreement	1
401(k) Plan	49	Assets	A-1
Acquisition Proposal	A-1	Bank	4
Affiliate	A-1	Bank Intellectual Property	21

Bank Merger	4	FDIC	17
Bank Securities	12	Federal Reserve	10
Books and Records	A-1	Financial Statements	14
Burdensome Condition	41	Foreclosed Property	20
Business Day	A-1	GAAP	A-3
Call Reports	A-1	GLBA	21
Certificates	6	Governmental Entity	A-4
Change of Recommendation Notice	47	Hazardous Substances	22
Closing	3	Indebtedness	A-4
Closing Date	3	Indemnified Person	50
Common Stock	5	Intellectual Property	A-4
Company	1	Internal Revenue Code	A-4
Company 10K	14	Intervening Event	A-4
Company Adverse Recommendation		IRS	26
Change	46	IT Assets	21
Company Balance Sheet	A-1	Key Employees	55
Company Balance Sheet Date	2	Knowledge	A-5
Company Benefit Plans	25	Labor Organization	23
Company Board	1	Law	A-5
Company Board Recommendation	10	Liability	A-5
Company Disclosure Schedule	8	Lien	A-5
Company Employee	A-2	Litigation	A-5
Company Material Adverse Effect	A-2	Loan Documents	A-5
Company Proxy Statement	15	Loans	A-5
Company Reports	12	Material Contract	28
Company Restricted Share	8	Merger	1
Company S-1	12	Merger Sub	1
Company Securities	11	MidFirst	4
Company Stockholder Meeting	43	Nasdaq	A-5
Confidentiality Agreement	A-2	OCC	10
Contract	A-2	Order	A-5
Covered Employees	48	Outside Date	56
D&O Insurance	50	Party	A-6
Data Room	A-2	Paying Agent	A-6
Default	A-3	Payroll Processor	A-6
DGCL	3	Per Share Merger Consideration	5
Dissenting Shares	5	Permit	A-6
Effective Time	3	Permitted Liens	20
Employee Benefit Plan	A-3	Person	A-6
Employment Agreements	1	Personal Data	A-6
Environmental Laws	22	Privacy Laws	22
ERISA	A-3	Purchaser	1
ERISA Affiliate	A-3	Real Property	A-6
Exchange Act	A-3	Regulatory Agreement	A-6
Exchange Fund	6	Regulatory Communication	42
Excluded Shares	A-3	Regulatory Consents	10

Related Party	32	Subsequent Merger	4
Representative	A-6	Subsidiaries	A-7
Requisite Regulatory Consents	54	Subsidiary Plan of Merger	4
Requisite Stockholder Approval	9	Superior Proposal	A-7
Sanctions	19	Surviving Corporation	A-7
Sarbanes-Oxley	12	Takeover Provisions	A-7
SEC	A-6	Tax	A-7
Securities Act	A-6	Tax Return	A-8
Share	5	Termination Fee	58
Shares	5	third party	A-8
Solvency and Equity Exception	9	Trademarks	4
Specified Agreement	57	Uncertificated Shares	6
Stockholder Voting Agreement	1	WARN Act	24

Annex B

EXECUTION VERSION

        STOCKHOLDER VOTING AGREEMENT (this "Agreement") dated as of March 10, 2016, between Midland Financial Co., an Oklahoma corporation ("Purchaser"), and the undersigned holders ("Stockholders" and each a "Stockholder") of capital stock of 1st Century Bancshares, Inc., a Delaware Corporation (the "Company").

        WHEREAS, concurrently with the execution of this Agreement, Purchaser, MC 2016 Corp, a Delaware corporation and a wholly-owned subsidiary of Purchaser ("Merger Sub"), and the Company, are entering into an Agreement and Plan of Merger dated as of the date hereof (as may be amended from time to time, the "Merger Agreement"), pursuant to which, subject to the satisfaction of certain conditions, Merger Sub shall be merged with and into the Company (the "Merger"), with the Company being the surviving entity in the Merger; and

        WHEREAS, in order to induce Purchaser to enter into the Merger Agreement with the Company, Purchaser has requested Stockholders, and Stockholders have agreed, to enter into this Agreement with respect to all shares of Company Common Stock that each Stockholder beneficially owns including Company Restricted Shares (for the purposes of this Agreement, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) (the "Shares").

        NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.
VOTING AGREEMENT

        Section 1.01    Voting Agreement.     During the term of this Agreement, each Stockholder hereby agrees to vote or exercise its right to consent with respect to all of the Shares that Stockholder is entitled to vote at the time of any vote or action by written consent to adopt the Merger Agreement and any actions related thereto at any meeting of the stockholders of the Company, and at any adjournment thereof, at which such Merger Agreement or such other actions are is submitted for the consideration and vote of the stockholders of the Company. Each Stockholder hereby agrees that it will not vote any of the Shares in favor of, or consent to, and will vote against and not consent to, the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company other than the Merger, or (iii) corporate action the consummation of which would reasonably be expected to prevent or materially delay the consummation, of the transactions contemplated by the Merger Agreement. If Stockholder is the beneficial owner, but not the record holder, of the Shares, Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with this Section 1.01.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        Each Stockholder represents and warrants, as to itself, to Purchaser that:

        Section 2.01    Authorization.     The execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby are within the capacity of Stockholder. This Agreement constitutes a valid and binding Agreement of each Stockholder, enforceable against such Stockholder in accordance with its terms, subject only to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors' rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is married and the Shares and Company Restricted Shares set forth next to such Stockholder's name on Annex 1 constitute community property under applicable Law, this

Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder's spouse, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors' rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.

        Section 2.02    Non-Contravention.     The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable Law, (ii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any agreement or other instrument binding on Stockholder or any of Stockholder's properties or assets, including, without limitation, the Shares or (iii) result in the imposition of any Lien on any asset of Stockholder.

        Section 2.03    Ownership of Shares.     Stockholder (together with Stockholder's spouse if Stockholder is married and the Shares constitute community property under applicable Law) is the beneficial owner of the Shares, free and clear of any Lien (except, in the case of the Chief Executive Officer, for the Shares pledged as collateral for a loan as disclosed in the amended 13G filed by the Chief Executive Officer prior to the date hereof) and any other limitation or restriction (including any restriction on the right to vote or dispose of the Shares except pursuant hereto). Except for this Agreement, none of the Shares is subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Shares.

        Section 2.04    Total Shares.     Except for the Shares set forth next to such Stockholder's name on Annex 1 hereto, Stockholder does not beneficially own any (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, or (iii) warrants, calls, options or other rights to acquire from the Company any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company.

        Section 2.05    Absence of Litigation.     There is no action, suit, investigation or proceeding pending against or, to the knowledge of Stockholder, threatened against or affecting Stockholder before or by any Governmental Entity or arbitrator that could reasonably be expected to impair the ability of Stockholder to perform its obligations hereunder on a timely basis.

        Section 2.06    Finder's Fees.     Other than Sandler O'Neill & Partners acting on behalf of the Company, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Purchaser, the Company or any of their respective Affiliates in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Purchaser represents and warrants to each Stockholder:

        Section 3.01    Corporation Authorization.     The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby are within the powers of Purchaser and have been duly authorized by all necessary action. This Agreement constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, subject only to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors' rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.

ARTICLE IV.
COVENANTS OF STOCKHOLDER

        Each Stockholder hereby covenants and agrees, as to itself, that:

        Section 4.01    No Proxy, Transfer or Encumbrance with respect to Shares.     Stockholder shall not, without the prior written consent of Purchaser, directly or indirectly, (i) grant any proxy, consent or power of attorney, or enter into any voting trust or other agreement or arrangement, in each case with respect to the voting of any Shares (except as provided by this Agreement or pursuant to the consummation of the transactions contemplated by the Merger Agreement or except in connection with any annual meeting where proxies are solicited relating to customary matters unrelated to the Merger) or (ii) sell, assign, transfer, encumber or otherwise dispose of (except by will or under the laws of intestacy), or enter into any contract, option or other arrangement or understanding with respect to, the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any of the Shares during the term of this Agreement. This Section 4.01 shall not prohibit any transfer of Shares (i) in the case of the Chief Executive Officer, pursuant to his pledge agreement relating to such Shares, (ii) to the Company in connection with any tax withholding upon the vesting of any Company Restricted Shares or (iii) to any member of a Stockholder's immediate family, or to a trust for the benefit of the Stockholder or any member of the Stockholder's immediate family, or upon the death of a Stockholder; provided, that, a transfer under the preceding clause (iii) shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to Purchaser, to be bound by the terms of this Agreement. Except as permitted by the preceding sentence, Stockholder shall not seek or solicit any such acquisition or sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding.

        Section 4.02    Other Offers.     No Stockholder shall, directly or indirectly, (i) solicit, initiate, propose or knowingly encourage (including by way of furnishing non-public information) any inquiries or the submission of any proposal that constitutes or could reasonably be expected to lead to, an Acquisition Proposal or otherwise knowingly facilitate any effort or attempt to make any Acquisition Proposal, or (ii) enter into or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or the Bank or afford access to the business, properties, assets, books or records of the Company or the Bank to, otherwise cooperate in any way with respect to any Acquisition Proposal, or knowingly assist, participate in, facilitate or encourage any effort by any third party to make an Acquisition Proposal. Stockholder will notify Purchaser as promptly as practicable (and in no event more than 24 hours) after receipt by Stockholder of an Acquisition Proposal, any indication that expressly contemplates or could reasonably be expected to lead to an Acquisition Proposal.

        Section 4.03    Disclosure of Information Regarding Stockholder.     Stockholder hereby (i)  consents to and authorizes the publication and disclosure by Purchaser of Stockholder's identity and holding of Shares, and the nature of Stockholder's commitments, arrangements and understandings under this Agreement, and any other information that Purchaser determines to be necessary in any document to be filed with the SEC in connection with the Merger or any of the other transactions contemplated by the Merger Agreement and (ii) agrees to notify Purchaser as promptly as practicable of any inaccuracies or omissions with respect to any information supplied by Stockholder specifically for use or incorporation by reference in any such document.

        Section 4.04    Additional Shares.     In the event that Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional voting interest with respect to the Company, Stockholder shall notify Purchaser as promptly as practicable (and in any event within 24 hours) after the applicable occurrence of such acquisition. Without further action of Stockholder, Purchaser may elect to make such voting interests subject to the provisions of this Agreement by notifying Stockholder, and the number of Shares set forth next to such Stockholder's name on Annex 1 hereto will be deemed amended accordingly.

        Section 4.05    Waiver of Appraisal and Dissenters' Rights and Actions.     Stockholder hereby (a) waives and agrees not to exercise any rights (including under Section 262 of the DGCL) to demand appraisal of any Shares or rights to dissent from the Merger which may arise with respect to the Merger and (b) agrees (i) not to commence or participate in, and (ii) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Purchaser, Merger Subsidiary, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the transactions contemplated thereby.

        Section 4.06    Directors and Officers.     Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict Stockholder in his capacity as a director or officer of the Company from acting in such capacity or voting in such person's sole discretion on any matter (it being understood that this Agreement shall apply to Stockholder solely in Stockholder's capacity as a stockholder of the Company).

ARTICLE V.
MISCELLANEOUS

        Section 5.01    Other Definitional and Interpretative Provisions.     The obligations of each Stockholder are several and not joint. The words "hereof," "herein" and "hereunder" and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," whether or not they are in fact followed by those words or words of like import. "Writing," "written" and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

        Section 5.02    Further Assurances.     Purchaser and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments as the other party may reasonably request and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by this Agreement.

        Section 5.03    Amendments; Termination.

          (a)   To the extent permitted by Law, any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

          (b)   If Section 1.01 of this Agreement is in conflict with applicable banking Law, the number of Shares subject to Section 1.01 shall automatically be reduced to the minimum extent necessary to avoid such conflict. Such reduction shall be made pro rata among the Stockholders based on the relative share of Shares beneficially owned by them.

          (c)   This Agreement shall terminate upon the earliest to occur of (i) the Effective Time or (ii) the termination of the Merger Agreement in accordance with its terms; provided, however, that the provisions of this Section 5.03 and Sections 5.01, 5.05, 5.07, 5.08, 5.09, 5.10, 5.14, 5.15, and 5.16 shall survive any termination of this Agreement.

          (d)   Nothing in this Section 5.03 and no termination of this Agreement shall relieve any party hereto from any liability or damages incurred or suffered by the other party to the extent such liabilities or damages were the result of fraud or the material breach by a party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

        Section 5.04    No Ownership Interest.     Nothing contained in this Agreement shall be deemed to vest in Purchaser any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and Purchaser shall have no authority to direct Stockholder in the voting or disposition of any of the Shares, except as otherwise provided herein.

        Section 5.05    Expenses.     All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

        Section 5.06    Successors and Assigns.     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

        Section 5.07    Governing Law.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof that would require the application of the Law of any other jurisdiction.

        Section 5.08    Jurisdiction.     The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.15 shall be deemed effective service of process on such party. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

        Section 5.09    WAIVER OF JURY TRIAL.     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 5.10    Counterparts.     This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Executed signature pages to this Agreement may be delivered by facsimile transmission or by e-mail delivery of a "pdf" format data file and such signature pages will be deemed as sufficient as if actual signature pages had been delivered.

        Section 5.11    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

        Section 5.12    Specific Performance.     The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

        Section 5.13    Entire Agreement.     Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral.

        Section 5.14    Notices.     All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier, return receipt requested; (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent outside normal business hours of the recipient; or (d) on the third Business Day after the date mailed, if certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to all respective parties at the following addresses (or at such other addresses for a Party as shall be specified in a notice given in accordance with this Section 5.15):

          (a)   if to Purchaser, to:

      Midland Financial Co.
      501 NW Grand Boulevard
      Oklahoma City, Oklahoma 73118
      Attention: Greg Schaefer
      Email: greg.schaefer@midfirst.com

      with a copy to:

      Covington & Burling LLP
      The New York Times Building
      620 Eighth Avenue
      New York, New York 10018
      Attention: Scott Smith; J. D. Weinberg
      Email: ssmith@cov.com; jweinberg@cov.com

          (b)   if to Stockholder, to the addresses set forth on the signature pages hereto.

        Section 5.15    Capitalized Terms.     Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

        Section 5.16    Parties Advised by Counsel.     This Agreement has been negotiated between unrelated parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each party has had the opportunity to seek advice of legal counsel. This Agreement was prepared jointly by the parties and no rules that it be construed against the drafter shall have any application in its construction or interpretation. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MIDLAND FINANCIAL CO.
By:	/s/ GREGORY SCHAEFER
	Name:	Gregory Schaefer
	Title:	Senior Vice President

STOCKHOLDER
By:	/s/ WILLIAM W. BRIEN
	Name:	William W. Brien, M.D.

Address:

Email:

SPOUSE
By:	/s/ CONNIE BRIEN
	Name:	Connie Brien

STOCKHOLDER
By:	/s/ ALAN D. LEVY
	Name:	Alan D. Levy

Address:

Email:

SPOUSE
By:	/s/ ABBY J. LEVY
	Name:	Abby J. Levy

STOCKHOLDER
By:	/s/ LEWIS N. WOLFF
	Name:	Lewis N. Wolf

Address:

Email:

SPOUSE
By:	/s/ JEAN A. WOLFF
	Name:	Jean A. Wolff

STOCKHOLDER
By:	/s/ ERIC M. GEORGE
	Name:	Eric M. George

Address:

Email:

STOCKHOLDER
By:	/s/ ROBERT A. MOORE
	Name:	Robert A. Moore

Address:

Email:

STOCKHOLDER
By:	/s/ BARRY D. PRESSMAN
	Name:	Barry D. Pressman

Address:

Email:

SPOUSE
By:	/s/ SANDRA PRESSMAN
	Name:	Sandra Pressman

STOCKHOLDER
By:	/s/ ALAN I. ROTHENBERG
	Name:	Alan I. Rothenberg

Address:

Email:

SPOUSE
By:	/s/ GEORGINA ROTHENBERG
	Name:	Georgina Rothenberg

STOCKHOLDER
By:	/s/ BRADLEY S. SATENBERG
	Name:	Bradley S. Satenberg

Address:

Email:

SPOUSE
By:	/s/ KAREN SATENBERG
	Name:	Karen Satenberg

STOCKHOLDER
By:	/s/ DAVE BROOKS
	Name:	Dave Brooks

Address:

Email:

SPOUSE
By:	/s/ MARY ANN BROOKS
	Name:	Mary Ann Brooks

STOCKHOLDER
By:	/s/ JASON P. DINAPOLI
	Name:	Jason P. DiNapoli

Address:

Email:

SPOUSE
By:	/s/ DEIRDRA DINAPOLI
	Name:	Deirdra DiNapoli

STOCKHOLDER
By:	/s/ STANLEY R. ZAX
	Name:	Stanley R. Zax

Address:

Email:

SPOUSE
By:	/s/ BARBARA ZAX
	Name:	Barbara Zax

STOCKHOLDER
By:	/s/ NADINE I. WATT
	Name:	Nadine I. Watt

Address:

Email:

SPOUSE
By:	/s/ ANDREW JAMESON
	Name:	Andrew Jameson

ANNEX 1

Stockholder	Class of Capital Stock	Shares Owned (excluding Company Restricted Shares)	Shares Subject to Company Restricted Shares

William W. Brien, M.D.	Common Stock, par value $0.01 per share	7,828	2,000

Dave Brooks	Common Stock, par value $0.01 per share	285,495	2,000

Jason P. DiNapoli	Common Stock, par value $0.01 per share	241,756	142,500

Eric M. George	Common Stock, par value $0.01 per share	28,353	2,000

Alan D. Levy	Common Stock, par value $0.01 per share	81,711	2,000

Robert A. Moore	Common Stock, par value $0.01 per share	48,997	2,000

Barry D. Pressman	Common Stock, par value $0.01 per share	125,728	2,000

Alan I. Rothenberg	Common Stock, par value $0.01 per share	743,139	142,500

Bradley S. Satenberg	Common Stock, par value $0.01 per share	38,734	63,250

Nadine I. Watt	Common Stock, par value $0.01 per share	35,269	2,000

Lewis N. Wolff	Common Stock, par value $0.01 per share	183,119	2,000

Stanley R. Zax	Common Stock, par value $0.01 per share	36,391	2,000

Annex C

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262 Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D

March 10, 2016

Board of Directors
1st Century Bancshares, Inc.
1875 Century Park East, Suite 1400
Los Angeles, CA 90067

Ladies and Gentlemen:

        1st Century Bancshares, Inc. ("Company"), Midland Financial Co. ("Purchaser") and MC 2016 Corp., a wholly-owned subsidiary of Purchaser ("Merger Sub"), are proposing to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which Merger Sub will merge with and into Company (the "Merger"), with Company surviving the Merger, and immediately following the Effective Time, Company will be merged with and into Purchaser (the "Subsequent Merger"), with Purchaser surviving the Subsequent Merger. Pursuant to the terms of the Agreement, upon the Effective Time of the Merger, each share of Company common stock, $0.01 par value per share ("Company Common Stock"), except for certain shares of Company Common Stock as specified in the Agreement, shall be converted into the right to receive, without interest, $11.22 in cash (the "Per Share Merger Consideration"). Capitalized terms used herein without definition shall have the meanings assigned to them in the Agreement. The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Per Share Merger Consideration to the holders of Company Common Stock.

        Sandler O'Neill & Partners, L.P. ("Sandler O'Neill", "we" or "our"), as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed and considered, among other things: (i) a draft of the Agreement, dated March 10, 2016; (ii) certain publicly available financial statements and other historical financial information of Company that we deemed relevant; (iii) certain publicly available financial statements and other historical financial information of Purchaser and Purchaser's wholly-owned subsidiary, MidFirst Bank, that we deemed relevant; (iv) internal financial projections for Company for the years ending December 31, 2016 through December 31, 2019 as well as an estimated asset growth rate for the year ending December 31, 2020, as provided by the senior management of Company; (v) the pro forma financial impact of the Merger on Purchaser's capital ratios; (vi) a comparison of certain financial information for Company with similar institutions for which publicly available information is available; (vii) the financial terms of certain recent business combinations in the commercial banking industry (on a regional and nationwide basis), to the extent publicly available; (viii) the current market environment generally and the banking environment in particular; and (ix) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant. We also discussed with certain members of senior management of Company the business, financial condition, results of operations and prospects of Company and held similar discussions with certain members of senior management of Purchaser regarding the business, financial condition, results of operations and prospects of Purchaser.

        In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to and reviewed by us from public sources, that was provided to us by Company or Purchaser or their respective representatives or that was otherwise reviewed by us and we have assumed such accuracy and completeness for purposes of rendering this opinion without any independent verification or investigation. We have relied, at the direction of Company, without independent verification or investigation, on the assessments of the management of Company as to its existing and future relationships with key employees and partners, clients, products and services and we have assumed, with your consent, that there will be no developments with respect to any such matters that would affect our analyses or opinion. We have further relied on the assurances of the respective managements of Company and Purchaser that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or perform an appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Company or Purchaser or any of their respective subsidiaries, nor have we been furnished with any such evaluations or appraisals. We render no opinion or evaluation on the collectability of any assets or the future performance of any loans of Company or Purchaser. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Company or Purchaser, or the combined entity after the Merger and we have not reviewed any individual credit files relating to Company or Purchaser. We have assumed, with your consent, that the respective allowances for loan losses for both Company and Purchaser are adequate to cover such losses and will be adequate on a pro forma basis for the combined entity.

        In preparing its analyses, Sandler O'Neill used internal financial projections for Company for the years ending December 31, 2016 through December 31, 2019 as well as an estimated asset growth rate for the year ending December 31, 2020, as provided by the senior management of Company. With respect to those projections and estimates, the senior management of Company confirmed to us that those projections and estimates reflected the best currently available projections and estimates of senior management of the future financial performance of Company, and we assumed that such performance would be achieved. We express no opinion as to such projections or estimates, or the assumptions on which they are based. We have also assumed that there has been no material change in Company's or Purchaser's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Company and Purchaser will remain as going concerns for all periods relevant to our analyses.

        We have also assumed, with your consent, that (i) each of the parties to the Agreement will comply in all material respects with all material terms and conditions of the Agreement and all related agreements, that all of the representations and warranties contained in such agreements are true and correct in all material respects, that each of the parties to such agreements will perform in all material respects all of the covenants and other obligations required to be performed by such party under such agreements and that the conditions precedent in such agreements are not and will not be waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Company, Purchaser or the Merger or any related transaction, and (iii) the Merger and any related transaction will be consummated in accordance with the terms of the Agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements.. Finally, with your consent, we have relied upon the advice that Company has received from its legal, accounting and tax advisors as to all legal, accounting and tax matters relating to the Merger and the other transactions contemplated by the Agreement.

        Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof.

        We have acted as Company's financial advisor in connection with the Merger and will receive a fee for our services, which fee is contingent upon consummation of the Merger. We will also receive a fee for rendering this opinion, which opinion fee will be credited in full towards the fee that will become payable to us on the day of closing of the Merger. Company has also agreed to indemnify us against certain claims and liabilities arising out of our engagement and to reimburse us for certain of our out-of-pocket expenses incurred in connection with our engagement. In the two years preceding the date of this opinion, as we have previously advised you, we have provided certain investment banking services to Purchaser and received fees for such services and may provide, and receive compensation for, such services in the future, including during the pendency of the Merger. In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to Company and Purchaser and their respective affiliates. We may also actively trade the equity and debt securities of Company or its affiliates for our own account and for the accounts of our customers.

        Our opinion is directed to the Board of Directors of Company in connection with its consideration of the Agreement and Merger and does not constitute a recommendation to any shareholder of Company as to how any such shareholder should vote at any meeting of shareholders called to consider and vote upon the adoption of the Agreement and approval of the Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Per Share Merger Consideration to the holders of Company Common Stock and does not address the underlying business decision of Company to engage in the Merger, the form or structure of the Merger or any other transactions contemplated in the Agreement, the relative merits of the Merger as compared to any other alternative transactions or business strategies that might exist for Company or the effect of any other transaction in which Company might engage. We also do not express any opinion as to the amount of compensation to be received in the Merger by any Company or Purchaser officer, director or employee, or any class of such persons, if any, relative to the amount of compensation to be received by any other shareholder. This opinion has been approved by Sandler O'Neill's fairness opinion committee. This opinion shall not be reproduced without Sandler O'Neill's prior written consent, provided however Sandler O'Neill will provide its consent for the opinion to be included in regulatory filings to be completed in connection with the Merger.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Per Share Merger Consideration is fair to holders of Company Common Stock from a financial point of view.

Very truly yours,
/s/ Sandler O'Neill & Partners, L.P.
SANDLER O'NEILL & PARTNERS, L.P.

1st Century Bancshares, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on June 20, 2016.

Vote by Internet
• Go to www.investorvote.com/FCTY
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in	• Follow the instructions provided by the recorded message
this example. Please do not write outside the designated areas.

Special Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger, dated as of March 10, 2016, by and among Midland Financial Co., MC 2016 Corp. and 1st Century Bancshares, Inc., as it may be amended from time to time.

2. To approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century Bancshares, Inc.’s named executive officers in connection with the merger.

3.          To adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

1 U P X

02CH7D

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING:

The Notice, Proxy Statement and Proxy Card are available at

http://www.1cbank.com/specialmeetingmaterials.html

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — 1st Century Bancshares, Inc.

Special Meeting of Stockholders

June 20, 2016, 5:00 pm, local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder of record hereby appoints Robert A. Moore and Barry D. Pressman, M.D., and either of them, with full power of substitution, as proxies for the stockholder to attend the Special Meeting of Stockholders of 1st Century Bancshares, Inc. (the “Company”), to be held at the Company’s branch office located at 1875 Century Park East, Suite 100, Los Angeles, CA 90067, on June 20, 2016, at 5:00 p.m., local time and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in this proxy and, at their discretion, upon such other matters as may properly come before the Special Meeting of Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder of record as of May 17, 2016. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN AND MAIL THIS PROXY

CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

1st Century Bancshares, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger, dated as of March 10, 2016, by and among Midland Financial Co., MC2016 Corp. and 1st Century Bancshares, Inc., as it may be amended from time to time.

2. To approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century Bancshares, Inc.’s named executive officers in connection with the merger.

3.          To adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

1 U P X

02CH8C

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING:

The Notice, Proxy Statement and Proxy Card are available at

http://www.1cbank.com/specialmeetingmaterials.html

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — 1st Century Bancshares, Inc.

Special Meeting of Stockholders

June 20, 2016, 5:00 pm, local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder of record hereby appoints Robert A. Moore and Barry D. Pressman, M.D., and either of them, with full power of substitution, as proxies for the stockholder to attend the Special Meeting of Stockholders of 1st Century Bancshares, Inc. (the “Company”), to be held at the Company’s branch office located at 1875 Century Park East, Suite 100, Los Angeles, CA 90067, on June 20, 2016, at 5:00 p.m., local time and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in this proxy and, at their discretion, upon such other matters as may properly come before the Special Meeting of Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder of record as of May 17, 2016. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

1st Century Bancshares, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on June 15, 2016.

Vote by Internet
• Go to www.investorvote.com/FCTY
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in	• Follow the instructions provided by the recorded message
this example. Please do not write outside the designated areas.

Special Meeting 401K Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger, dated as of March 10, 2016, by and among Midland Financial Co., MC 2016 Corp. and 1st Century Bancshares, Inc., as it may be amended from time to time.

2. To approve, by non-binding, advisory vote, certain compensation arrangements for 1st Century Bancshares, Inc.’s named executive officers in connection with the merger.

3.          To adjourn the special meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the special meeting, there are an insufficient number of votes in favor of adopting the merger agreement.

Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance

Mark the box to the right if you plan to attend the Special Meeting.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

1 U P X

02DD8C

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING:

The Notice, Proxy Statement and Proxy Card are available at

http://www.1cbank.com/specialmeetingmaterials.html

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — 1st Century Bancshares, Inc.

Special Meeting of Stockholders

June 20, 2016, 5:00 pm, local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder of record hereby appoints Robert A. Moore and Barry D. Pressman, M.D., and either of them, with full power of substitution, as proxies for the stockholder to attend the Special Meeting of Stockholders of 1st Century Bancshares, Inc. (the “Company”), to be held at the Company’s branch office located at 1875 Century Park East, Suite 100, Los Angeles, CA 90067, on Thursday, June 20, 2016, at 5:00 p.m., local time and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in this proxy and, at their discretion, upon such other matters as may properly come before the Special Meeting of Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder of record as of May 17, 2016. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN AND MAIL THIS PROXY

CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.